JUNE 30, 2002

MASON STREET(SM)
Variable Annuity


                         Nontax - Qualified Annuities
                         Individual Retirement Annuities
                         Roth IRAs

                                    [PHOTOS]


                               Semi-Annual Report


                         Northwestern Mutual
                         Series Fund, Inc. and
                         Russell Insurance Funds

                         The Northwestern Mutual
                         Life Insurance Company
                         720 East Wisconsin Avenue
                         Milwaukee, WI 53202
                         (414) 271-1444

                         www.northwesternmutual.com


                         90-2073 (0201) (Rev. 0702)
                                                   [LOGO] NORTHWESTERN MUTUAL(R)

Letter to Contract Owners
June 30, 2002

The last year has been a challenging time for investors. Few equity portfolios have been able to generate positive returns, as the major equity indices have fallen far below their peaks. Bond returns have been substantially better, providing solid evidence of the advantages of holding a diversified mix of investments. Total return from the S&P 500 Index for the 12 months ended June 30 was -13.16%, while return from bonds, as measured by the Merrill Lynch Domestic Master Index, a broadly-based bond index, was 8.6%.

Some observers have expressed surprise that the stock market is performing so poorly at a time when most economic signals are positive. One negative, of course, is the distrust that has resulted from the revelation of improprieties in business practices and financial reporting at several large companies. And not all the economic news is good. The dollar is declining against the yen and the euro; overcapacity and disappointing earnings are discouraging business investment; and recent surveys indicate that consumer confidence may be weakening.

The corporate scandals seen recently are perhaps symptomatic of unreasonable expectations. Some unscrupulous managements found the lure of wealth from the stock options that formed a significant portion of executive compensation irresistible. While additional cases of fraudulent accounting or other wrongdoing may well be uncovered, we believe that most companies operate with appropriate ethical standards. We believe also that the most aggressive of the accounting policies of the 1990s will be eliminated, either voluntarily or through new regulation. A few leading companies have already announced plans to account for stock options as a normal element of management compensation, and we expect that other changes will follow, as responsible managements strive to restore confidence in Corporate America.

We believe that one reason the equity market has trended down over the last year is that prices of some stocks had previously reached levels much higher than their real earnings warranted. The incredible growth machines that many investors perceived in some of the technology leaders of the last decade were illusory. The more solid companies will survive and prosper, but it may take many years before these stocks approach their previous peak levels.

Throughout the boom of the late 1990s, while enjoying the unusually high returns our portfolios were able to generate for our investors, we cautioned that it would be unwise to expect such returns to continue over the long term. During that period, many investors were seduced by the prospect of capital gains that might be generated by equities whose prices bore little relationship to sustainable earnings. Dividends, once regarded as a significant portion of equity returns, were considered unimportant to equity investors, and bonds were largely ignored.

One danger for our markets is that the investors who became overly confident in the 1990s will become discouraged about investing. The expectation that double-digit annual returns could last forever was not reasonable, but it is equally inappropriate to be frightened into abandoning an investment program. While the stock market may fall still further, equity values over time will reflect the earning power of the underlying companies.

The U.S. economy has a resilience that should not be underestimated. A slow-growth economic environment is not necessarily bad, especially if inflation and interest rates remain low. The productivity gains that drove much of the growth in the 1990s were real, and they are an important support for ongoing expansion in our economy. And, as the economy grows, albeit at a slower pace than in the late 1990s, corporate earnings will increase as well.

As always, we urge you to view investing as a long-term endeavor. If you find the market's recent volatility overly disturbing, perhaps you should consider adjusting your investment mix to a lower risk profile. Your registered representative can serve as a valuable resource as you evaluate your tolerance for risk. Stocks usually perform well when the economy is expanding, while bonds are a valuable counterbalance for periods of economic weakness. If we are entering a slower growth period, high quality bonds are an important portfolio element for most investors.

We remind you also that your Northwestern Mutual variable products have the advantage of professional investment management, which can be particularly valuable in a challenging market. While we cannot guarantee consistently high returns, we can promise a responsible approach to investment selection, as well as diversification to mitigate risk. Thank you for the opportunity to help you as you work toward your financial goals.

                                                                    [Doll Photo]

                  /s/ Mark G. Doll

                  Mark G. Doll
                  President, Mason Street Advisors, LLC

[NORTHWESTERN MUTUAL LOGO]

How To Get More Information

Northwestern Mutual Express:

1-800-519-4665
Get up-to-date information about your nontax-qualified Contract at your convenience with your Contract number and your Personal Identification Number
(PIN). Call toll-free to review contract values and unit values, transfer among portfolios, change the allocation and obtain fund performance information.

Information on the Internet:

www.northwesternmutual.com
For information about Northwestern Mutual, visit us on our Website. Included are daily unit value fund performance information and, for nontax-qualified Contracts that you own, access to current values.

If you need more information, please contact us at: The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202; 1-888-455-2232.

 Contract Owner Privileges


Free transfers Among Portfolios
You can change your investment allocation or transfer values among the portfolios by calling the Northwestern Mutual Express line at 800-519-4665. Also, you can Mail or Fax the request forms to the Home Office for the same day changes.

Northwestern Mutual is not currently charging a fee for transfers, but reserves the right to charge $25 for each transfer exceeding 12 in a contract year. The amount and timing restrictions discussed here do not apply to interest sweeps from the GIF to the variable funds. The GIF is not available in the back-load design in MA, NJ, OR and WA.

Automatic Dollar-Cost Averaging
With our Dollar-Cost Averaging Plan, you can arrange to have a regular amount of money ($100 minimum) automatically transferred from the Money Market Portfolio into the portfolio or portfolios you have chosen on a monthly or quarterly basis.

Dollar cost averaging does not assure a profit or protect against (loss) in a declining market. Carefully consider your willingness to continue payments during periods of low prices.

Electronic Funds Transfer (EFT)
Another convenient way to invest using the dollar-cost averaging approach is through our EFT plan. These automatic withdrawals allow you to add to the portfolio(s) within your nontax-qualified Contract on a regular monthly basis through payments drawn directly on your checking account.

A program or regular investing cannot assure a profit or protect against a loss in a declining market.

Systematic Withdrawal Plan
You can arrange to have regular amounts of money sent to you while your Contract is still in the accumulation phase. Our Systematic Withdrawal Plan allows you to automatically redeem accumulation units to generate monthly payments. Of course you may have to pay taxes on amounts you receive.

Automatic Required Minimum Distributions
For IRAs, you can arrange for annual required minimum distributions to be sent to you automatically once you turn age 70 1/2.

Portfolio Rebalancing
To help maintain your asset allocation plan over time we offer a rebalancing service. This will automatically readjust your current investment option allocations, on a periodic basis, back to the allocation percentages you have selected.

Only contracts with accumulation values of $10,000 or more are eligible. Portfolio rebalancing may only be used with the variable funds, not the Guaranteed Interest Fund, and may not be used in conjunction with dollar cost averaging.

Interest Sweeps
If you select this service we will automatically sweep or transfer interest from the Guaranteed Interest Fund (GIF) to any combination of variable investment options. Interest earnings can be swept monthly, quarterly, semi-annually or annually.

Only contracts with $10,000 or more in the GIF are eligible. The amount and timing restrictions that ordinarily apply to transfers between the GIF and the variable funds do not apply to interest sweeps. The GIF is not available in the back-load design in MA, NJ, OR, and WA.

Contents

  Letter to Contract Owners                              1
  Performance Summary for Separate Accounts              4
  Guaranteed Interest Fund (GIF)                         6
  Economic Overview and Outlook                          7
  Series Fund Objectives and Schedules of Investments
    Small Cap Growth Stock Portfolio                     8
    T. Rowe Price Small Cap Value Portfolio             11
    Aggressive Growth Stock Portfolio                   14
    International Growth Portfolio                      17
    Franklin Templeton International Equity Portfolio   22
    Index 400 Stock Portfolio                           26
    Growth Stock Portfolio                              32
    J.P. Morgan Select Growth & Income Stock
       Portfolio                                        35
    Capital Guardian Domestic Equity Portfolio          38
    Index 500 Stock Portfolio                           41
    Asset Allocation Portfolio                          48
    Balanced Portfolio                                  60
    High Yield Bond Portfolio                           73
    Select Bond Portfolio                               79
    Money Market Portfolio                              86
  Statements of Assets and Liabilities                  90
  Statements of Operations                              92
  Statements of Changes in Net Assets                   94
  Financial Highlights                                 102
  Notes to Series Fund Financial Statements            110
  Account B Financial Statements                       115
    Notes to Account B Financial Statements            123
  Directors and Officers                               127
  The Russell Semi-Annual Report Starts After
    Page 127

Performance Summary
as of June 30, 2002

Mason Street Variable Annuity Contract

                                                                                      FRANKLIN
                                         T. ROWE                                      TEMPLETON
TOTAL RETURN             SMALL CAP     PRICE SMALL    AGGRESSIVE    INTERNATIONAL   INTERNATIONAL   INDEX 400    GROWTH
AT UNIT VALUE           GROWTH STOCK    CAP VALUE    GROWTH STOCK      GROWTH          EQUITY         STOCK      STOCK
(AS OF 6/30/02)           DIVISION      DIVISION       DIVISION       DIVISION        DIVISION      DIVISION    DIVISION
------------------------------------------------------------------------------------------------------------------------
1 year................    (10.82%)          --         (18.49%)           --            (7.55%)      (5.02%)    (15.04%)
5 years...............        --            --          27.39%            --             6.25%          --       27.45%
  Annualized..........        --            --           4.96%            --             1.22%          --        4.97%
10 years!!............        --            --         226.76%            --               --           --          --
  Annualized..........        --            --          12.57%            --               --           --          --
10 years**............        --            --             --             --               --           --          --
  Annualized..........        --            --             --             --               --           --          --
Since division
  inception in Account
  B...................     78.15%@@       8.98%+++         --          (7.00%)+++      106.83%!      25.52%@@   135.69%#
  Annualized..........     20.00%           --             --             --             8.25%        7.44%      11.08%
Since portfolio
  inception++.........        --            --             --             --               --           --          --
  Annualized..........        --            --             --             --               --           --          --
  Current Yield##.....        --            --             --             --               --           --          --

                        J.P. MORGAN
                          SELECT      CAPITAL
                         GROWTH &     GUARDIAN
TOTAL RETURN              INCOME      DOMESTIC
AT UNIT VALUE              STOCK       EQUITY
(AS OF 6/30/02)          DIVISION     DIVISION
----------------------  -----------------------------
1 year................    (22.70%)        --
5 years...............      0.30%         --
  Annualized..........      0.06%         --
10 years!!............        --          --
  Annualized..........        --          --
10 years**............        --          --
  Annualized..........        --          --
Since division
  inception in Account
  B...................     84.98%#    (12.61%)+++
  Annualized..........      7.83%         --
Since portfolio
  inception++.........        --          --
  Annualized..........        --          --
  Current Yield##.....        --          --

All total return figures are for divisions of NML Variable Annuity Account B and are based on the change in unit value, which reflects expenses, such as account charges and fees applied at the contract level; there are no sales loads associated with this product. The data reflects an initial contract size of $50,000 (minimum size). Performance data represents past results and is not a guarantee of future results. Future unit values and investment returns may vary so an investor's units, when redeemed, may be worth more or less than their original value. Performance for other separate accounts will differ.

++ Returns stated are as of the inception date of the portfolio which precedes availability in Account B. See the following footnotes for portfolio inception dates.
#   Inception date of 5/3/94.
!   Inception date of 4/30/93.
@ On April 30, 1993, the Index 500 Portfolio was indexed to approximate the performance of the Standard & Poor's 500 Composite Stock Price Index. Before then, the Portfolio was actively managed.
@@  Inception date of 4/30/99.
+++ Inception date of 7/31/01.
+ Inception date of this division in Account B was 4/30/99. Actual fund inception was 1/2/97. Performance quoted prior to 4/30/99 is based on actual investment experience, adjusted for expenses of the product and premium charges.
!!  10 year return for this division in Account B.
** 10 year return for this Portfolio of the Northwestern Mutual Series Fund, Inc. This Portfolio became available to this division on May 3, 1994. Performance quoted prior to May 3, 1994, is based on actual investment experience of the Portfolio, adjusted for expenses of the product and premium charges.
## For the seven-day period ended June 30, 2002, the Money Market Portfolio's yield was 1.66% and was equivalent to a compound effective yield of 1.67%. The seven-day yield does not include deductions that are included in the separate accounts. The yield quotation more closely reflects the current earnings of the Money Market Portfolio than the total return quotation.
@@ An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Note: "Standard and Poor's 500" and "S&P 500" are trademarks of The McGraw-Hill
      Companies, Inc. and have been licensed for use by The Northwestern Mutual Life Insurance Company. The Series Fund and its Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in them.

Note: It is not possible to directly invest in an unmanaged index.


                                                                           RUSSELL      RUSSELL                   RUSSELL
INDEX 500     ASSET                 HIGH YIELD    SELECT      MONEY      MULTI-STYLE   AGGRESSIVE    RUSSELL    REAL ESTATE
  STOCK     ALLOCATION   BALANCED      BOND        BOND       MARKET       EQUITY        EQUITY     NON-U.S.    SECURITIES
DIVISION     DIVISION    DIVISION    DIVISION    DIVISION   DIVISION@@    DIVISION+    DIVISION+    DIVISION+    DIVISION
---------------------------------------------------------------------------------------------------------------------------
 (18.54%)        --       (6.92%)     (4.73%)      9.23%       1.97%       (18.03%)     (6.59%)       (8.23%)     12.60%
  17.97%         --       28.66%      (2.08%)     39.60%      24.62%         8.88%      13.87%       (10.27%)        --
   3.36%         --        5.17%      (0.42%)      6.90%       4.50%         1.72%       2.63%        (2.14%)        --
 183.18%         --      136.74%         --       95.98%      52.06%           --          --            --          --
  10.97%         --        9.00%         --        6.96%       4.28%           --          --            --          --
 180.36%@        --      137.96%         --       98.48%      52.14%           --          --            --          --
  10.86%         --        9.06%         --        7.10%       4.29%           --          --            --          --
     --     (7.13%)+++       --       51.93%#        --          --        (30.00%)      1.91%       (16.24%)     40.52%@@
     --          --          --        5.26%         --          --        (10.65%)      0.60%        (5.44%)     11.34%
     --          --          --          --          --          --         25.10%      31.93%         0.14%         --
     --          --          --          --          --          --          4.16%       5.18%         0.03%         --
                                                               1.66%


INDEX 500   RUSSELL
  STOCK    CORE BOND
DIVISION   DIVISION+
---------  -------------
 (18.54%)    6.61%
  17.97%    35.13%
   3.36%     6.21%
 183.18%       --
  10.97%       --
 180.36%@      --
  10.86%       --
     --     18.59%
     --      5.53%
     --     38.95%
     --      6.17%

 Guaranteed Interest Fund (GIF)


------------------------------------------------------------------------------------------------------------------------
Objective:                                                                                           Net Assets:
Amounts you invest in the Guaranteed     Each purchase payment or amount transferred to the GIF      $263.46 million
Interest Fund earn interest at rates     becomes part of Northwestern Mutual's general assets,
we declare from time to time. We will    which are all of the Company's assets except those held
guarantee the interest rate for each     in separate accounts.
amount for at least one year. The
interest rate will be at an annual       The GIF is not available in the back-load design in MA,
effective rate of at least 3%. At the    NJ, OR and WA.
expiration of the period for which we
guarantee the interest rate, we will
declare a new interest rate. We
credit interest and compound it
daily.

                            RR SERIES HISTORIC RATES

--------------------------------------------------------------
                      Beginning   New Money   Renewal
                      of Month      Rate       Rate
--------------------------------------------------------------
                        6/1/02      4.35%      4.75%
                        5/1/02      4.50%      4.75%
                        4/1/02      4.85%      4.85%
                        3/1/02      4.15%      4.65%
                        2/1/02      4.30%      4.80%
                        1/1/02      4.60%      5.10%
                       12/1/01      4.40%      4.90%
                       11/1/01      3.95%      4.45%
                       10/1/01      4.15%      4.65%
                        9/1/01      4.55%      5.05%
                        8/1/01      4.75%      5.25%
                        7/1/01      5.15%      5.60%
                        6/1/01      5.25%      5.75%
--------------------------------------------------------------

The maximum transfer amount from the GIF to a variable fund cannot be less than $1,000 or greater than $50,000. The $50,000 limit does not apply in New York. Investments in the GIF are subject to a maximum limit of $1 million ($250,000 in New York) without prior consent.

 Economic Overview and Outlook


The Economy
The recovery from the brief recession of late 2001 seems to be proceeding nicely. The Commerce Department's revised GDP numbers place annualized real economic growth for the first quarter of 2002 at 6.1%, and it appears that real growth for the second quarter was at a rate of about 3%. Inflation remains below 2% and real interest rates are extraordinarily low. The Fed has left the benchmark federal funds rate unchanged at 1.75% since last December, after reducing it 11 times for a total of 4.25 percentage points during 2001.

Despite high levels of debt, consumer spending remains strong, though recent surveys indicate that consumer confidence is faltering. Productivity growth, though lower than in the boom of the late 1990s, is significantly higher than in the 1970s or 1980s. With business inventories low relative to sales, inventory rebuilding will likely support growth in orders and production in the second half of the year.

The major areas of concern are the dollar's weakness versus the yen and the euro and business investment. Weak earnings trends are leaving company managements reluctant to invest, while overcapacity in many industries, most notably technology and telecommunications, further discourages investment.

Despite these negatives, professional economists surveyed at midyear by The Wall Street Journal and Business Week expect the economy to continue growing at a rate of more than 3% over the next 12 months, and inflation is expected to remain below 3%. Further growth could put upward pressure on interest rates, which most economists expect to begin rising by year end.
   ECONOMIC GROWTH AND INFLATION
   [LINE GRAPH]

                                                                      ECONOMIC GROWTH                       INFLATION
                                                                      ---------------                       ---------
1980                                                                       -0.20                              13.50
                                                                            2.40                              10.30
                                                                           -2.00                               6.10
                                                                            4.30                               3.20
                                                                            7.30                               4.30
1985                                                                        3.80                               3.50
                                                                            3.40                               1.90
                                                                            3.40                               3.70
                                                                            4.20                               4.10
                                                                            3.50                               4.80
1990                                                                        1.80                               5.40
                                                                           -0.50                               4.20
                                                                            3.10                               3.00
                                                                            2.70                               3.00
                                                                            4.00                               2.60
1995                                                                        2.70                               2.80
                                                                            3.60                               2.90
                                                                            4.40                               2.30
                                                                            4.30                               1.60
                                                                            4.10                               2.20
2000                                                                        4.10                               3.40
                                                                            1.00                               2.90

   Source: U.S. Department of Commerce. Year-to-year percentage change in Real Gross Domestic Product is used for real economic growth. December-to-December percentage change in the Consumer Price Index - Urban is used for the inflation rate.

--------------------------------------------------------------------------------

The Equity Market
In the first half of 2002, equity markets were quite volatile within an overall downward trend. The large-capitalization stocks that make up the S&P 500 Index were the weakest sector of the market: total return for the S&P 500 was -13.16% for the year to date. Mid-cap and small-cap stocks were also down, though performance was somewhat better than stocks of the largest companies: the S&P MidCap 400 recorded a return of -3.21% for the first half of 2002, while the S&P SmallCap 600 had a return of -0.02% for the last six months.

Poor equity performance was widespread among industry groups, although consumer companies generally did better than other sectors. Telecommunications and information technology generated the worst performance in all categories of market capitalization. In the S&P 500 Index, only three of the 10 industry sectors had positive returns for the year to date: consumer staples, energy and materials. In the S&P MidCap 400, six sectors had positive returns with consumer staples the strongest by far. Among small cap stocks, as measured by the S&P SmallCap 600, seven of the 10 sectors had positive returns; the strongest was consumer discretionary, which includes retail stores and restaurants.

A weak stock market in the early stages of an economic recovery is unusual; the more typical pattern is for the market to lead the economy. This time, accounting scandals that have diminished confidence in corporate earnings have hurt investors' confidence. In addition, softening demand in key sectors is holding back corporate earnings and putting pressure on business investment. It now appears that the stock market is likely to remain weak until there are clear signs of an upturn in corporate investment, accompanied by sustainable growth in corporate earnings.
   ANNUAL TOTAL RETURNS FROM S&P 500 INDEX
   [LINE GRAPH]

                                                                                RETURN
                                                                                ------
1980                                                                             32.40
                                                                                 -4.90
                                                                                 21.40
                                                                                 22.50
                                                                                  6.30
1985                                                                             32.20
                                                                                 18.50
                                                                                  5.20
                                                                                 16.80
                                                                                 31.50
1990                                                                             -3.20
                                                                                 30.50
                                                                                  7.60
                                                                                 10.10
                                                                                  1.20
1995                                                                             37.40
                                                                                 22.80
                                                                                 33.30
                                                                                 28.50
                                                                                 21.10
2000                                                                             -9.10
                                                                                -11.80

   Source: Standard & Poor's

--------------------------------------------------------------------------------

The Bond Market
Bonds significantly outperformed stocks in the first half of 2002, as they have for the last two calendar years. Total return from the Merrill Lynch Domestic Master Index for the six months ending June 2002 was 3.66%, versus -13.16% for the S&P 500 Index. The dominant trends in the bond market in recent months have been a steepening of the yield curve (meaning the difference between long-term and short-term rates has become greater) and a flight to quality.

The yield on two-year Treasury securities is now under 3%; with inflation just above 2%, the yield in real terms is less than 1%. Yields on 30-year Treasuries, now approximately 5.5%, have not declined as the value of the dollar has fallen, reflecting the fear that foreign investors will cease to regard these as desirable low-risk securities. Stable yields on long-term securities also incorporate inflationary expectations generated by the Fed's easy monetary policy when money supply growth remains strong.

Treasury securities outperformed spread bonds in the second quarter, an unusual phenomenon in the early months of an economic recovery, as investors sought a safe haven at a time of uncertainty. Further evidence of investor nervousness was a high level of demand for government bonds and investment-grade corporate bonds, apparently from investors reluctant to buy stocks. High-yield bonds suffered along with stocks, as concerns about lower quality credits mounted.
   ANNUAL TOTAL RETURNS FROM
   MERRILL LYNCH DOMESTIC MASTER INDEX
   [LINE GRAPH]

                                                                           RETURN
                                                                           ------
1980                                                                        3.00
                                                                            5.40
                                                                           30.90
                                                                            8.00
                                                                           15.20
1985                                                                       22.40
                                                                           14.20
                                                                            2.40
                                                                            8.00
                                                                           14.20
1990                                                                        9.10
                                                                           15.90
                                                                            7.60
                                                                           10.00
                                                                           -2.80
1995                                                                       18.50
                                                                            3.60
                                                                            9.70
                                                                            8.90
                                                                           -1.00
2000                                                                       11.70
                                                                            8.30

   Source: Merrill Lynch. The Merrill Lynch Domestic Master Index is an unmanaged market value weighted index comprised of U.S. Government, mortgage and investment-grade corporate bonds.

 Small Cap Growth Stock Portfolio


------------------------------------------------------------------------------------------------------------------------
Objective:                               Portfolio Strategy:                                         Net Assets:
Maximum long-term appreciation of        Strive for the highest possible rate of capital             $293.84 million
capital                                  appreciation by investing in companies with potential
                                         for rapid growth.

The Small Cap Growth Stock Portfolio owns the stocks of emerging growth companies, with the objective of maintaining a median market capitalization of $1 billion. The range of market capitalization is generally between $200 million and $3 billion. The investment process involves detailed studies of individual companies. Factors evaluated include the growth rates of revenues and earnings, opportunities for margin expansion, financial strength and quality of management. Since growth stock portfolios tend to react strongly to changes in financial and economic markets, as well as to changes in the prospects for individual companies, returns of this Portfolio can vary considerably from time to time. A higher level of risk (with risk defined as variability of returns over time) is accepted for the potential of greater long-term returns.

For the 12 months ended June 30, 2002, the Small Cap Growth Stock Portfolio underperformed its benchmarks, the S&P 600 Index and the Russell 2000 Index. The chief reason for the underperformance is the emphasis on growth in making stock selections, at a time when value-oriented equities were more in favor.

Over the last few months, the best performing industry sectors in the small cap category were consumer discretionary and financials, while information technology and telecommunications continued to perform very poorly. As always, this fund is focused mainly on selection of individual stocks, rather than industry groups; however, an underweight in technology and telecommunications helped performance. The Portfolio's positions in the healthcare and consumer discretionary sectors contributed to performance. In the health care sector, the Portfolio benefited from a focus on service providers rather than drug companies; Patterson Dental, Providian and Triad Hospitals were relatively strong.

Among the best performing stocks were Peet's Coffee, Gymboree and Coach Leatherware, all consumer companies. Lithia Motors, a retailer of cars, trucks and related services also did well, as did financial services companies Investors Financials and Radian, a mortgage insurer that benefited from continued strength in the housing market.

Disappointing holdings included Getty Images, a provider of digital stock photography, and Catalina Marketing, a marketing services firm.

In this difficult environment, the Portfolio is holding more cash than usual, as it is proving difficult to identify opportunities to invest in companies that appear to have solid and predictable growth potential.

[PIE CHART]                SECTOR ALLOCATION 6/30/02

                                        CONSUMER      INFORMATION
                        HEALTH CARE   DISCRETIONARY   TECHNOLOGY    INDUSTRIALS     ENERGY      FINANCIALS     MATERIALS
                        -----------   -------------   -----------   -----------     ------      ----------     ---------
Sector Allocation          22.00          20.00          17.00         15.00         6.00          5.00          5.00

                        SHORT-TERM
                        INVESTMENTS
                        -----------
Sector Allocation          10.00

The Small Cap Growth Stock Portfolio's investment in Initial Public Offerings
(IPOs) had a significant impact on its since inception performance. There can be no assurance that IPOs will continue to have a positive affect on the Portfolio's performance.

 TOP 10 EQUITY HOLDINGS  6/30/02

   COMPANY                                         % OF TOTAL NET ASSETS
   -------------------------------------------------------------------------
   Lincare Holdings, Inc.                                           4.8%
   -------------------------------------------------------------------------
   O'Reilly Automotive, Inc.                                        3.6%
   -------------------------------------------------------------------------
   Patterson Dental Company                                         3.3%
   -------------------------------------------------------------------------
   Province Healthcare Company                                      2.5%
   -------------------------------------------------------------------------
   Varian, Inc.                                                     2.4%
   -------------------------------------------------------------------------
   The Corporate Executive Board Company                            2.4%
   -------------------------------------------------------------------------
   UTStarcom, Inc.                                                  2.4%
   -------------------------------------------------------------------------
   C.H. Robinson Worldwide, Inc.                                    2.3%
   -------------------------------------------------------------------------
   DaVita, Inc.                                                     2.0%
   -------------------------------------------------------------------------
   D & K Healthcare Resources, Inc.                                 2.0%

[LINE GRAPH]                  RELATIVE PERFORMANCE

                                                SMALL CAP STOCK PORTFOLIO         S&P 600 INDEX            RUSSELL 2000 INDEX
                                                -------------------------         -------------            ------------------
4/99                                                    10000.00                    10000.00                    10000.00
6/99                                                    12090.00                    10826.00                    10605.00
6/00                                                    22620.00                    12384.00                    12125.00
6/01                                                    20033.00                    13761.00                    12815.00
6/02                                                    17927.00                    13798.00                    11713.00

--------------------------------------------------
           Average Annual Total Return
         For Periods Ended June 30, 2002
                                          Since
                             1 Year     Inception#
--------------------------------------------------
Small Cap Stock Portfolio    -10.51%      20.24%
S&P 600 Index                  0.27%      10.70%
Russell 2000 Index            -8.60%       5.12%
--------------------------------------------------
#Inception date of 4/30/99

Since the Portfolio invests primarily in small capitalization issues, the indices that best reflect the Portfolio's performance are the Standard & Poor's (S&P) SmallCap 600 Index and Russell 2000 Index.

The Standard & Poor's SmallCap 600 Index is an unmanaged index of 600 selected common stocks of smaller U.S.-based companies compiled by Standard & Poor's Corporation. As of June 30, 2002, the 600 companies in the composite had median market capitalization of $497.7 million and total market value of $348.1 billion. The SmallCap 600 represents approximately 2.8% of the market value of Compustat's database of over 10,000 equities.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization. These 3,000 companies represent approximately 98% of the investable US equity market. As of June 30, 2002, the average market capitalization of companies in the Russell 3000 was $4.6 billion; the median market capitalization was $732 million. Market capitalization of companies in the Index ranged from $487 billion to $147 million.

The Russell 2000 Index represents approximately 8% of the total market capitalization of the Russell 3000. As of June 30, 2002, the average market capitalization of companies in the Russell 2000 was approximately $530 million; the median market capitalization was approximately $410 million. The largest company in the index had a total market capitalization of approximately $1.4 billion.

This chart assumes an initial investment of $10,000 made on 4/30/99 (commencement of the Fund's operations). Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns, which reflect deduction of charges for the Separate account, are shown on page 4.

 Small Cap Growth Stock Portfolio




NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
June 30, 2002 (unaudited)

                                                    Market
                                      Shares/       Value
 Common Stock (90.2%)                   Par        (000's)
 ----------------------------------------------------------
 Consumer Discretionary (20.4%)
 Aaron Rents, Inc.                      105,600    $  2,529
 *Aeropostale, Inc.                       4,600         126
 *AnnTaylor Stores Corporation          153,400       3,895
 *Catalina Marketing Corporation        111,800       3,155
 *Coach, Inc.                            77,700       4,266
 Fred's, Inc.                            96,450       3,547
 *Getty Images, Inc.                    104,800       2,281
 *The Gymboree Corporation              349,700       5,601
 *LIN TV Corp. -- Class A                40,300       1,090
 *Lithia Motors, Inc.                    40,600       1,093
 *O'Reilly Automotive, Inc.             380,900      10,497
 *Orient-Express Hotels,
  Ltd. -- Class A                       204,000       3,495
 *Palm Harbor Homes, Inc.                58,300       1,158
 *Peet's Coffee & Tea, Inc.             239,300       4,406
 Polaris Industries, Inc.                41,600       2,704
 The Talbots, Inc.                        3,500         123
 *Tommy Hilfiger Corporation            320,000       4,582
 *Westwood One, Inc.                    157,200       5,254
                                                   --------
     TOTAL                                           59,802
                                                   --------
 Energy (6.0%)
 *Cal Dive International, Inc.          162,300       3,571
 *Energy Partners, Ltd.                 228,400       2,124
 *Forest Oil Corporation                 50,000       1,422
 *Grant Prideco, Inc.                   222,900       3,031
 *National-Oilwell, Inc.                158,300       3,332
 *Patterson-UTI Energy, Inc.            142,900       4,034
                                                   --------
     TOTAL                                           17,514
                                                   --------

 Financials (4.7%)
 Investors Financial Services
  Corp.                                 165,600       5,555
 Radian Group, Inc.                      91,100       4,450
 W.P. Stewart & Co., Ltd.                97,300       2,483
 Waddell & Reed Financial,
  Inc. -- Class A                        58,600       1,343
                                                   --------
     TOTAL                                           13,831
                                                   --------

 Health Care (21.8%)
 *Accredo Health, Inc.                   67,000       3,091
 *AmSurg Corporation                     55,000       1,444
 *Apogent Technologies, Inc.            134,000       2,756
 *CIMA Labs, Inc.                        52,400       1,264
 D & K Healthcare Resources, Inc.       163,800       5,776
 *DaVita, Inc.                          245,800       5,850
 *Lincare Holdings, Inc.                436,500      14,098
 *Patterson Dental Company              189,900       9,558
 *Province Healthcare Company           321,725       7,194
 *Renal Care Group, Inc.                181,100       5,641
 *Triad Hospitals, Inc.                 111,700       4,734
 *Ventana Medical Systems, Inc.         133,800       2,937
                                                   --------
     TOTAL                                           64,343
                                                   --------

                                                    Market
                                      Shares/       Value
 Common Stock (90.2%)                   Par        (000's)
 ----------------------------------------------------------
 Industrials (14.7%)
 *Atlantic Coast Airlines
  Holdings, Inc.                         57,900    $  1,256
 C.H. Robinson Worldwide, Inc.          196,800       6,599
 *Charles River Associates
  Incorporated                          114,000       2,285
 *Cornell Companies, Inc.               121,800       1,443
 *The Corporate Executive Board
  Company                               207,800       7,117
 *DiamondCluster International,
  Inc. -- Class A                       110,900         663
 *Education Management
  Corporation                           113,600       4,627
 *Hewitt Associates, Inc.                15,700         366
 *Integrated Defense
  Technologies, Inc.                        200           6
 *ITT Educational Services, Inc.         85,200       1,857
 *Knight Transportation, Inc.           182,252       4,226
 *MSC Industrial Direct Co.,
  Inc. -- Class A                       114,400       2,231
 *P.A.M. Transportation Services,
  Inc.                                   95,900       2,304
 *Resources Connection, Inc.            168,600       4,551
 SkyWest, Inc.                          112,500       2,631
 *Tetra Tech, Inc.                       71,375       1,049
                                                   --------
     TOTAL                                           43,211
                                                   --------

 Information Technology (17.1%)
 *Advent Software, Inc.                  16,400         421
 *Amphenol Corporation -- Class A        65,500       2,358
 *Aspen Technology, Inc.                188,300       1,570
 *BARRA, Inc.                            34,950       1,299
 *Brooks-PRI Automation, Inc.            92,208       2,357
 *CACI International,
  Inc -- Class A                         91,100       3,479
 *EPIQ Systems, Inc.                    184,650       3,143
 Fair, Isaac and Company, Inc.           48,450       1,593
 *Forrester Research, Inc.              129,100       2,504
 *Inforte Corp.                         227,400       2,256
 *Micromuse, Inc.                        84,600         376
 *MKS Instruments, Inc.                 169,300       3,398
 *Nassda Corporation                    107,100       1,325
 *Plexus Corp.                           78,600       1,423
 *Renaissance Learning, Inc.            163,300       3,302
 *TESSCO Technologies
  Incorporated                          220,708       2,163
 *THQ, Inc.                             106,250       3,168
 *UTStarcom, Inc.                       350,400       7,068
 *Varian, Inc.                          217,500       7,167
                                                   --------
     TOTAL                                           50,370
                                                   --------

 Materials (5.5%)
 *Airgas, Inc.                          271,700       4,701
 *BWAY Corporation                       90,600       1,445
 Cambrex Corporation                     89,400       3,585

 Small Cap Growth Stock Portfolio


                                                    Market
                                      Shares/       Value
 Common Stock (90.2%)                   Par        (000's)
 ----------------------------------------------------------
 Materials continued
 Minerals Technologies, Inc.             75,100    $  3,704
 *Silgan Holdings, Inc.                  64,000       2,588
                                                   --------
     TOTAL                                           16,023
                                                   --------

     TOTAL COMMON STOCK (COST:
      $254,334)                                     265,094
                                                   --------
 Money Market Investments (9.9%)
 ----------------------------------------------------------
 Federal Government & Agencies (3.1%)
 Federal National Mortgage
  Association, 1.73%, 7/31/02        $4,500,000       4,493
 Federal National Mortgage
  Association, 1.74%, 7/1/02          4,600,000       4,600
                                                   --------
     TOTAL                                            9,093
                                                   --------
 Finance Lessors (1.7%)
 Receivables Capital Corp.,
  1.80%, 7/10/02                      5,000,000       4,997
                                                   --------
     TOTAL                                            4,997
                                                   --------

 Finance Services (1.7%)
 Preferred Receivable Funding,
  1.80%, 7/19/02                      5,000,000       4,995
                                                   --------
     TOTAL                                            4,995
                                                   --------

                                                    Market
                                      Shares/       Value
 Money Market Investments (9.9%)        Par        (000's)
 ----------------------------------------------------------
 Miscellaneous Business Credit Institutions (1.7%)
 Quincy Capital Corp., 1.80%,
  7/1/02                             $5,000,000    $  5,000
                                                   --------
     TOTAL                                            5,000
                                                   --------

 Passenger Car Rental (1.7%)
 Delaware Funding Corp., 1.80%,
  7/26/02                             5,000,000       4,993
                                                   --------
     TOTAL                                            4,993
                                                   --------

     TOTAL MONEY MARKET
      INVESTMENTS (COST: $29,078)                    29,078
                                                   --------

     TOTAL INVESTMENTS (100.1%)
      (COST $283,412)!                              294,172
                                                   --------

     OTHER ASSETS, LESS LIABILITIES (-0.1%)            (334)
                                                   --------

     TOTAL NET ASSETS (100.0%)                     $293,838
                                                   --------

! At 6/30/02 the aggregate cost of securities for federal tax purposes was $283,412 and the net unrealized appreciation of investments based on that cost was $10,760 which is comprised of $38,082 aggregate gross unrealized appreciation and $27,322 aggregate gross unrealized depreciation.

*  Non-Income Producing

    The Accompanying Notes are an Integral Part of the Financial Statements

 T. Rowe Price Small Cap Value Portfolio


------------------------------------------------------------------------------------------------------------------------
Objective:                               Portfolio Strategy:                                         Net Assets:
Long-term growth of capital              Invest in small companies whose common stocks are           $56.96 million
                                         believed to be undervalued.

The T. Rowe Price Small-Cap Value Portfolio invests in companies with market capitalization of $1 billion or less whose current stock prices do not appear to reflect their underlying value. For this Portfolio, value is defined broadly, with consideration given to stock price relative to long-term growth prospects and business franchises, in addition to typical value measures such as assets, current earnings and cash flow. Many of the Portfolio's holdings are quality companies that have been overlooked by the investment community.

The Portfolio typically holds approximately 100 stocks with average market capitalization somewhat smaller than the Russell 2000 Value Index, its major performance benchmark, as consideration of smaller companies often makes it possible to invest in higher quality companies without paying a premium. The average price-earnings ratio of stocks in the Portfolio is generally close to that of the Index, but quality measures such as return on equity and financial strength are higher. The major emphasis is on selection of individual stocks, with secondary consideration given to industry weightings in order to keep the Portfolio broadly diversified among economic sectors.

Over the last year the Portfolio has benefited from its positioning at the intersection of two market sectors that have performed especially well -- small cap and value. The result has been a return significantly better than the major market indices, including the Russell 2000 Index. This performance confirms the usefulness of a portfolio such as this as a diversification opportunity for holders of large capitalization stocks.

The Portfolio has significant positions in several consumer stocks that have performed well in recent months. The largest holding, Fred's, is a general merchandiser with the dual advantages of a product mix and pricing that appeals to budget-oriented consumers and a management that has made operational changes that have improved margins. Other holdings include restaurant companies Ruby Tuesday and RARE Hospitality, parent company of concepts including LongHorn Steakhouse. Other large holdings that have contributed to performance include Brown & Brown, an insurance brokerage firm; XTO Energy, an independent producer of oil and natural gas producer; and Landstar, a trucking and logistics company. Newer holdings include several information technology and biotech companies with special strengths. Although stocks in these sectors do not generally fit the profile of value, some prices have fallen to levels that make them very attractive relative to long-term prospects.

[PIE CHART]                SECTOR ALLOCATION 6/30/02

                                                                HEALTH                   INFORMATION
                        CONSUMER      ENERGY     FINANCIALS      CARE      INDUSTRIALS   TECHNOLOGY    MATERIALS    UTILITIES
                        --------      ------     ----------     ------     -----------   -----------   ---------    ---------
Sector Allocation        24.00         8.00        24.00         3.00         15.00         10.00         9.00         4.00

                         SHORT-
                          TERM
                       INVESTMENTS
                       -----------
Sector Allocation         3.00

 TOP 10 EQUITY HOLDINGS  6/30/02

   COMPANY                                               % OF NET ASSETS
   -------------------------------------------------------------------------
   Fred's, Inc.                                                     2.3%
   -------------------------------------------------------------------------
   Brown & Brown, Inc.                                              2.2%
   -------------------------------------------------------------------------
   Ruby Tuesday, Inc.                                               2.1%
   -------------------------------------------------------------------------
   XTO Energy, Inc.                                                 2.1%
   -------------------------------------------------------------------------
   Texas Regional Bancshares, Inc. -- Class A                       2.0%
   -------------------------------------------------------------------------
   Landstar System, Inc.                                            1.9%
   -------------------------------------------------------------------------
   RARE Hospitality International, Inc.                             1.6%
   -------------------------------------------------------------------------
   Triad Guaranty, Inc.                                             1.6%
   -------------------------------------------------------------------------
   Haverty Furniture Companies, Inc.                                1.6%
   -------------------------------------------------------------------------
   Saga Communications, Inc. -- Class A                             1.6%

The T. Rowe Price Small-Cap Value Portfolio is managed for Northwestern Mutual by T. Rowe Price.

[LINE GRAPH]                  RELATIVE PERFORMANCE

                                                               T. ROWE PRICE SMALL CAP VALUE
                                                                         PORTFOLIO                      RUSSELL 2000 INDEX
                                                               -----------------------------            ------------------
7/01                                                                      10000.00                           10000.00
6/02                                                                      10933.00                            9544.00

------------------------------------------------------
                     Total Return
            For Period Ended June 30, 2002
                                              Since
                                            Inception#
------------------------------------------------------
T. Rowe Price Small Cap Value Portfolio        9.33%
Russell 2000 Index                            -4.56%
------------------------------------------------------
#Inception date of 7/31/01, returns not annualized

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization. These 3,000 companies represent approximately 98% of the investable US equity market. As of June 30, 2002, the average market capitalization of companies in the Russell 3000 was $4.6 billion; the median market capitalization was $732 million. Market capitalization of companies in the Index ranged from $487 billion to $147 million.

The Russell 2000 Index represents approximately 8% of the total market capitalization of the Russell 3000. As of June 30, 2002, the average market capitalization of companies in the Russell 2000 was approximately $530 million; the median market capitalization was approximately $410 million. The largest company in the index had a total market capitalization of approximately $1.4 billion.

This chart assumes an initial investment of $10,000 made on 7/31/01 (commencement of the Fund's operations). Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns, which reflect deduction of charges for the separate account are shown on page 4.

 T. Rowe Price Small Cap Value Portfolio


NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
June 30, 2002 (unaudited)

                                                   Market
                                       Shares/      Value
 Common Stock (97.3%)                    Par       (000's)
 ---------------------------------------------------------
 Consumer Discretionary (22.1%)
 Aaron Rents, Inc.                       29,400    $   704
 Aaron Rents, Inc. -- Class A             2,100         47
 CSS Industries, Inc.                    12,000        426
 Culp, Inc.                              18,900        304
 Fred's, Inc.                            36,100      1,327
 Hancock Fabrics, Inc.                   25,800        479
 Haverty Furniture Companies, Inc.       45,900        907
 Matthews International
  Corporation -- Class A                 34,250        800
 Modine Manufacturing Company            11,500        283
 *Paxson Communications Corporation      28,600        157
 RARE Hospitality International, Inc.    34,400        926
 Ruby Tuesday, Inc.                      61,900      1,201
 *Saga Communications, Inc. -- Class
  A                                      39,425        887
 SCP Pool Corporation                    25,750        715
 *Sinclair Broadcast Group,
  Inc. -- Class A                        17,200        248
 Skyline Corporation                     17,200        568
 Stanley Furniture Company, Inc.         20,100        538
 *Stein Mart, Inc.                       69,300        823
 TBC Corporation                         36,100        573
 *Unifi, Inc.                            60,100        655
                                                   -------
     TOTAL                                          12,568
                                                   -------

 Consumer Staples (1.9%)
 *American Italian Pasta Company --
  Class A                                11,700        596
 Casey's General Stores, Inc.            40,100        483
                                                   -------
     TOTAL                                           1,079
                                                   -------

 Energy (8.3%)
 Attwoods PLC                            11,150        418
 Carbo Ceramics, Inc.                    13,700        506
 *Forest Oil Corporation                 18,550        527
 Lone Star Technologies, Inc.            14,100        323
 Newpark Resources, Inc.                 19,600        144
 Penn Virginia Corporation               16,050        626
 Tetra Technologies, Inc.                21,800        579
 W-H Energy Services, Inc.               19,800        439
 XTO Energy, Inc.                        56,700      1,168
                                                   -------
     TOTAL                                           4,730
                                                   -------
 Financials (23.4%)
 Allied Capital Corporation              36,100        818
 American Capital Strategies, Ltd.       11,000        302
 Bedford Property Investors              17,200        466
 Brown & Brown, Inc.                     39,000      1,229
 Community First Bankshares, Inc.        33,300        869
 East West Bancorp, Inc.                 20,000        690
 *First Republic Bank, Inc.              26,600        732
 Gladstone Capital Corp.                  9,300        168
 Glenborough Realty Trust
  Incorporated                           28,900        685
 Innkeepers USA Trust                    34,400        330

                                                   Market
                                       Shares/      Value
 Common Stock (97.3%)                    Par       (000's)
 ---------------------------------------------------------
 Financials continued
 JP Realty, Inc.                          5,250    $   140
 Kilroy Realty Corporation               25,800        690
 Lasalle Hotel Properties                22,900        361
 Markel Corporation                       2,900        571
 Ohio Casualty Corporation               14,100        295
 Presidential Life Corporation            8,700        176
 ProAssurance Corporation                34,400        605
 *Silicon Valley Bancshares              31,500        830
 Sun Communities, Inc.                   20,100        839
 Texas Regional Bancshares,
  Inc. -- Class A                        22,900      1,136
 *Triad Guaranty, Inc.                   21,000        914
 Washington Real Estate Trust            17,200        497
                                                   -------
     TOTAL                                          13,343
                                                   -------

 Health Care (3.0%)
 Bone Care International, Inc.           31,400        164
 *Diversa Corporation                    29,800        297
 *Guilford Pharmaceuticals, Inc.         48,700        367
 Owens & Minor, Inc.                     40,100        792
 *Sola International, Inc.                9,700        112
                                                   -------
     TOTAL                                           1,732
                                                   -------

 Industrials (14.4%)
 C&D Technologies, Inc.                  20,000        360
 *Casella Waste Systems                  45,900        551
 EDO Corporation                         19,100        544
 Electro Rent Corporation                36,850        479
 G & K Services, Inc. -- Class A         17,200        589
 Hub Group, Inc. -- Class A              10,300         95
 Idex Corporation                        14,300        479
 *Insituform Technologies,
  Inc. -- Class A                        30,000        635
 Landauer, Inc.                          10,300        400
 Landstar System, Inc.                   10,300      1,102
 Layne Christensen Company               12,400        115
 McGrath Rentcorp                         8,100        210
 *Midwest Express Holdings, Inc.         15,200        201
 Nordson Corporation                     17,200        424
 Thomas Industries, Inc.                 23,000        662
 UTI Worldwide, Inc.                     22,900        453
 *Waste Connections, Inc.                 5,800        181
 Woodward Governor Company               12,000        709
                                                   -------
     TOTAL                                           8,189
                                                   -------

 Information Technology (9.5%)
 Analogic Corporation                    13,200        649
 ATMI, Inc.                              17,100        383
 *Cable Design Technologies              40,100        411
 Franklin Electric Co., Inc.             14,900        701
 Littelfuse, Inc.                        21,800        504
 Methode Electronics, Inc. -- Class A    20,000        255
 *MPS Group, Inc.                        51,500        438
 *Mykrolis Corporation                   34,400        406

 T. Rowe Price Small Cap Value Portfolio




                                                   Market
                                       Shares/      Value
 Common Stock (97.3%)                    Par       (000's)
 ---------------------------------------------------------
 Information Technology continued
 *Netegrity, Inc.                        34,400    $   212
 Packeteer, Inc.                         46,300        205
 *Pixelworks, Inc.                       34,400        289
 Progress Software Corporation           31,500        465
 *SPSS, Inc.                             28,650        445
 *Stellent, Inc.                         11,200         51
                                                   -------
     TOTAL                                           5,414
                                                   -------

 Materials (9.1%)
 *Airgas, Inc.                           40,100        693
 Ameron International Corporation         5,700        412
 Aptargroup, Inc.                        20,650        635
 Arch Chemicals, Inc.                    22,950        567
 Carpenter Technology Corporation        14,300        412
 Deltic Timber Corporation               17,200        593
 Florida Rock Industries, Inc.           12,050        432
 Gibraltar Steel Corporation             22,900        508
 Myers Industries, Inc.                  22,900        393
 Wausau-Mosinee Paper Corporation        45,800        552
                                                   -------
     TOTAL                                           5,197
                                                   -------

 Mutual Funds (2.0%)
 First Financial Fund, Inc.              43,000        662
 Russell 2000 Value Index                 3,700        505
                                                   -------
     TOTAL                                           1,167
                                                   -------

 Utilities (3.6%)
 Black Hills Corporation                 17,200        595
 Cleco Corporation                       25,800        565
 Otter Tail Corporation                  13,200        416
 Vectren Corporation                     17,800        447
                                                   -------
     TOTAL                                           2,023
                                                   -------

     TOTAL COMMON STOCK (COST:
      $53,359)                                      55,442
                                                   -------
                                                   Market
                                       Shares/      Value
 Money Market Investments (1.6%)         Par       (000's)
 ---------------------------------------------------------
 Federal Government & Agencies (0.1%)
 U.S. Treasury Bill, 1.80%, 8/15/02    $ 40,000    $    40
                                                   -------
     TOTAL                                              40
                                                   -------
 Other Holdings (1.5%)
 #Reserve Investment Fund               861,826        862
                                                   -------
     TOTAL                                             862
                                                   -------

     TOTAL MONEY MARKET INVESTMENTS
      (COST: $902)                                     902
                                                   -------

     TOTAL INVESTMENTS (98.9%)
      (COST $54,261)!                               56,344
                                                   -------

     OTHER ASSETS, LESS LIABILITIES (1.1%)             618
                                                   -------

     TOTAL NET ASSETS (100.0%)                     $56,962
                                                   -------

! At 6/30/02 the aggregate cost of securities for federal tax purposes was $54,261 and the net unrealized appreciation of investments based on that cost was $2,083 which is comprised of $4,305 aggregate gross unrealized appreciation and $2,222 aggregate gross unrealized depreciation.

*  Non-Income Producing

# All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below:

                                                     Unrealized
                                                   Appreciation/
                          Number of   Expiration   (Depreciation)
   Issuers (000's)        Contracts      Date         (000's)
   --------------------------------------------------------------
   Russell 2000 Index
    Futures                   2          9/02            $2
   (Total Notional Value
    at 6/30/02 $462)

    The Accompanying Notes are an Integral Part of the Financial Statements

 Aggressive Growth Stock Portfolio


------------------------------------------------------------------------------------------------------------------------
Objective:                               Portfolio Strategy:                                         Net Assets:
Maximum long-term appreciation of        Strive for the highest possible rate of capital             $1.20 billion
capital                                  appreciation by investing in companies with potential
                                         for rapid growth.

The Aggressive Growth Stock Portfolio owns the stocks of emerging growth companies, generally with market capitalizations of less than $10 billion. Since growth stock portfolios tend to react strongly to changes in financial and economic markets, as well as to changes in the prospects for individual companies, returns of this Portfolio can vary considerably from time to time. A higher level of risk (with risk defined as variability of returns over time) is accepted for the potential of greater long-term returns. The Portfolio's focus in stock selection is on the individual companies' ability to generate revenue, expand profit margins and maintain solid balance sheets; industry sector selection is of secondary importance.

In a difficult and volatile market environment, the Aggressive Growth Stock Portfolio has underperformed its benchmark, the S&P MidCap 400 Index, over the last year; both the Portfolio and the Index had negative total returns. Stocks in the mid-cap category, as measured by the S&P MidCap 400 Index, have generally performed better than the large-cap stocks that make up the S&P 500 Index.

Among mid-cap stocks, telecommunications, technology and health care have been the worst performing industry sectors during the first half of 2002; consumer stocks were the best performing category. The Portfolio's largest consumer position is retailer Kohl's, a longtime holding that continues to perform well; another successful retail holding is Dollar Tree. In the health care sector, stock selection with a focus on services enabled the Portfolio to perform significantly better than the industry group; major holdings include Lincare, Universal Health and Patterson Dental. A large holding that has performed much better than its technology group is Intuit, which produces popular software including Quicken and QuickBooks. Financial services, have performed better than most sectors; in this sector, holdings that performed relatively well were Radian Group, a mortgage insurer; Investors Financial Services, a securities processing firm; and Old Republic, a specialty insurance business.

A scarcity of good new investment ideas has led to the decision to hold more cash than usual, a position that has proved advantageous as the market has moved rather steadily down. At the end of June, the Portfolio's cash position was approximately 7%.

[PIE CHART]                SECTOR ALLOCATION 6/30/02

                                                                                                                          S&P 400
                                                INFORMATION     CONSUMER                                                   INDEX
                        INDUSTRIALS/MATERIALS   TECHNOLOGY    DISCRETIONARY   HEALTH CARE   FINANCIALS      ENERGY        FUTURES
                        ---------------------   -----------   -------------   -----------   ----------      ------        -------
Sector Allocation               25.00              17.00          17.00          14.00         10.00         6.00          4.00


                        SHORT-TERM
                        INVESTMENTS
                        -----------
Sector Allocation          7.00

 TOP 10 HOLDINGS 6/30/02

   Patterson Dental Company                                      3.4%
   ----------------------------------------------------------------------
   Lincare Holdings, Inc.                                        2.8%
   ----------------------------------------------------------------------
   Radian Group, Inc.                                            2.7%
   ----------------------------------------------------------------------
   The Corporate Executive Board Company                         2.5%
   ----------------------------------------------------------------------
   Investors Financial Services Corp.                            2.5%
   ----------------------------------------------------------------------
   Kohl's Corporation                                            2.4%
   ----------------------------------------------------------------------
   Old Republic International Corporation                        2.3%
   ----------------------------------------------------------------------
   Expeditors International of Washington, Inc.                  2.1%
   ----------------------------------------------------------------------
   Concord EFS, Inc.                                             2.1%
   ----------------------------------------------------------------------
   Fiserv, Inc.                                                  2.1%

[LINE GRAPH]                  RELATIVE PERFORMANCE

                                                             AGGRESSIVE GROWTH STOCK PORTFOLIO            S&P 400 INDEX
                                                             ---------------------------------            -------------
6/92                                                                     10000.00                            10000.00
6/93                                                                     12243.00                            12848.00
6/94                                                                     13831.00                            12840.00
6/95                                                                     17471.00                            15709.00
6/96                                                                     25013.00                            19100.00
6/97                                                                     26116.00                            23555.00
6/98                                                                     31043.00                            29950.00
6/99                                                                     33363.00                            35092.00
6/00                                                                     50330.00                            41054.00
6/01                                                                     41393.00                            44697.00
6/02                                                                     33856.00                            42587.00

-------------------------------------------------------------------
                    Average Annual Total Return
                  For Periods Ended June 30, 2002
                                     1 Year     5 Years    10 Years
-------------------------------------------------------------------
Aggressive Growth Stock Portfolio    -18.21%     5.33%      12.97%
S&P 400 Index                         -4.72%    12.57%      15.59%
-------------------------------------------------------------------

Since the Portfolio invests primarily in medium-capitalization (Mid Cap) issues, the index that best reflects the Portfolio's performance is the S&P MidCap 400 Index. This is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market.

As of June 30, 2002, the 400 companies in the composite had median market capitalization of $1.6 billion and a total market value of $757.3 billion. The MidCap 400 represents approximately 6.1% of the market value of Compustat's database of over 10,000 equities.

This chart assumes an initial investment of $10,000 made on 6/30/92. Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns, which reflect deduction of charges for the separate account, are shown on page 4.

 Aggressive Growth Stock Portfolio




NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
June 30, 2002 (unaudited)

                                                    Market
                                     Shares/        Value
 Common Stock (89.5%)                  Par         (000's)
 -----------------------------------------------------------
 Consumer
   Discretionary  (17.0%)
 *Abercrombie & Fitch Co. --
  Class A                              387,100    $    9,337
 *Catalina Marketing
  Corporation                          429,000        12,106
 *CDW Computer Centers, Inc.           173,300         8,112
 *Dollar Tree Stores, Inc.             512,850        20,211
 *Entercom Communications
  Corp. -- Class A                     241,700        11,094
 Fairmont Hotels & Resorts,
  Inc.                                 435,100        11,217
 *Gentex Corporation                   342,700         9,414
 *Getty Images, Inc.                   513,300        11,175
 *Hispanic Broadcasting
  Corporation -- Class A               314,600         8,211
 *Jones Apparel Group, Inc.            462,000        17,325
 *Kohl's Corporation                   402,400        28,200
 *Lamar Advertising Company --
  Class A                              577,925        21,505
 *The Neiman Marcus Group,
  Inc. -- Class A                      244,700         8,491
 *O'Reilly Automotive, Inc.            420,000        11,575
 *PETCO Animal Supplies, Inc.          649,100        16,169
                                                  ----------
     TOTAL                                           204,142
                                                  ----------

 Energy (6.1%)
 *BJ Services Company                  461,400        15,632
 *Cooper Cameron Corporation           245,000        11,863
 GlobalSantaFe Corporation             395,901        10,828
 *Grant Prideco, Inc.                  637,325         8,668
 *Nabors Industries, Inc.              384,100        13,501
 *Weatherford International,
  Inc.                                 293,525        12,680
                                                  ----------
     TOTAL                                            73,172
                                                  ----------

 Financials (9.6%)
 Eaton Vance Corp.                     225,800         7,045
 Investors Financial Services
  Corp.                                897,400        30,099
 Moody's Corporation                   110,100         5,477
 Old Republic International
  Corporation                          863,800        27,210
 Radian Group, Inc.                    653,400        31,918
 SouthTrust Corporation                526,400        13,750
                                                  ----------
     TOTAL                                           115,499
                                                  ----------

 Health Care (13.8%)
 *AdvancePCS                           361,000         8,642
 *Apogent Technologies, Inc.           521,400        10,725
 Biomet, Inc.                          436,600        11,841
 *Biovail Corporation                  357,500        10,353
 *Health Management Associates,
  Inc.                                 423,400         8,532
 *King Pharmaceuticals, Inc.           308,900         6,873
 *Lincare Holdings, Inc.             1,027,700        33,195
 *MedImmune, Inc.                      248,700         6,566
 *Patterson Dental Company             802,650        40,396

                                                    Market
                                     Shares/        Value
 Common Stock (89.5%)                  Par         (000's)
 -----------------------------------------------------------
 Health Care continued
 *Province Healthcare Company          793,950    $   17,753
 *Universal Health Services,
  Inc. -- Class B                      204,400        10,016
                                                  ----------
     TOTAL                                           164,892
                                                  ----------

 Industrials (22.0%)
 *Apollo Group, Inc. -- Class A        540,750        21,311
 *ARAMARK Corporation -- Class
  B                                    108,400         2,710
 *The BISYS Group, Inc.                556,100        18,518
 Cintas Corporation                    200,650         9,912
 *Concord EFS, Inc.                    833,150        25,111
 *The Corporate Executive Board
  Company                              885,100        30,314
 Deere & Company                       268,100        12,842
 *DST Systems, Inc.                    378,100        17,283
 Expeditors International of
  Washington, Inc.                     760,000        25,202
 Fastenal Company                      179,200         6,901
 *Fiserv, Inc.                         680,565        24,984
 Graco, Inc.                           276,600         6,954
 Paychex, Inc.                         461,600        14,443
 *Robert Half International,
  Inc.                                 475,400        11,077
 SkyWest, Inc.                         486,200        11,372
 *Swift Transportation Co.,
  Inc.                                 773,700        18,027
 *Tetra Tech, Inc.                     381,397         5,607
                                                  ----------
     TOTAL                                           262,568
                                                  ----------

 Information Technology (17.6%)
 *Brooks-PRI Automation, Inc.          356,408         9,110
 *Cadence Design Systems, Inc.         627,300        10,112
 *Credence Systems Corporation         765,700        13,607
 *Electronic Arts, Inc.                196,900        13,005
 *Intersil Corporation -- Class
  A                                    538,800        11,520
 *Intuit, Inc.                         484,800        24,105
 *Jabil Circuit, Inc.                  546,200        11,530
 *Keane, Inc.                          506,700         6,460
 *Mettler-Toledo International,
  Inc.                                 359,800        13,266
 *Micrel Incorporated                  699,800        10,063
 *Microchip Technology
  Incorporated                         640,875        17,580
 *Novellus Systems, Inc.               306,600        10,424
 *QLogic Corporation                   241,800         9,213
 *Rational Software Corporation        564,000         4,630
 *RF Micro Devices, Inc.               487,700         3,716
 *Semtech Corporation                  385,700        10,298
 *UTStarcom, Inc.                      535,300        10,797
 *VeriSign, Inc.                       110,300           793
 *Waters Corporation                   304,400         8,127
 *Zebra Technologies
  Corporation -- Class A               247,500        11,934
                                                  ----------
     TOTAL                                           210,290
                                                  ----------

 Aggressive Growth Stock Portfolio


                                                    Market
                                     Shares/        Value
 Common Stock (89.5%)                  Par         (000's)
 -----------------------------------------------------------
 Materials (3.0%)
 Ball Corporation                      233,300    $    9,677
 Praxair, Inc.                         264,800        15,086
 Sigma-Aldrich Corporation             225,200        11,294
                                                  ----------
     TOTAL                                            36,057
                                                  ----------
 Telecommunication Services (0.4%)
 *Crown Castle International
  Corp.                              1,269,900         4,991
                                                  ----------
     TOTAL                                             4,991
                                                  ----------
     TOTAL COMMON STOCK (COST:
      $1,028,573)                                  1,071,611
                                                  ----------
 Money Market Investments (10.5%)
 -----------------------------------------------------------
 Federal Government & Agencies (2.3%)
 #Federal Home Loan Discount
  Note, 1.76%, 8/8/02              $20,000,000        19,960
 Federal National Mortgage
  Association, 1.73%, 7/31/02        6,000,000         5,991
 Federal National Mortgage
  Association, 1.74%, 7/1/02         1,200,000         1,200
                                                  ----------
     TOTAL                                            27,151
                                                  ----------

 Finance Lessors (1.7%)
 #Receivables Capital Corp.,
  1.81%, 7/25/02                    20,000,000        19,974
                                                  ----------
     TOTAL                                            19,974
                                                  ----------

 Finance Services (1.6%)
 #Preferred Receivable Funding,
  1.79%, 8/28/02                    19,000,000        18,946
                                                  ----------
     TOTAL                                            18,946
                                                  ----------

                                                      Market
                                       Shares/        Value
 Money Market Investments (14.2%)        Par         (000's)
 -------------------------------------------------------------
 Short Term Business Credit (4.9%)
 Asset Securitization, 1.78%,
  8/23/02                            $20,000,000    $   19,946
 CXC Incorporated, 1.78%, 7/29/02     20,000,000        19,971
 Delaware Funding Corp., 1.78%,
  7/8/02                              20,000,000        19,991
                                                    ----------
     TOTAL                                              59,908
                                                    ----------

     TOTAL MONEY MARKET INVESTMENTS
      (COST: $125,976)                                 125,979
                                                    ----------

     TOTAL INVESTMENTS (100.0%)
      (COST $1,154,549)!                             1,197,590
                                                    ----------

     OTHER ASSETS, LESS LIABILITIES (0.0%)                 160
                                                    ----------

     TOTAL NET ASSETS (100.0%)                      $1,197,750
                                                    ----------

! At 6/30/02 the aggregate cost of securities for federal tax purposes was $1,154,549 and the net unrealized appreciation of investments based on that cost was $43,041 which is comprised of $162,376 aggregate gross unrealized appreciation and $119,335 aggregate gross unrealized depreciation.

*  Non-Income Producing

# All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below:

                                                     Unrealized
                                                   Appreciation/
                          Number of   Expiration   (Depreciation)
   Issuer (000's)         Contracts      Date         (000's)
   --------------------------------------------------------------
   Midcap 400 Index
    Futures                 180          9/02         $(1,420)
   (Total Notional Value
    at 6/30/02 $45,547)

    The Accompanying Notes are an Integral Part of the Financial Statements

 International Growth Portfolio


------------------------------------------------------------------------------------------------------------------------
Objective:                               Portfolio Strategy:                                         Net Assets:
Long-term capital appreciation           Invest in stocks of companies outside the U.S. that are     $35.21 million
                                         expected to experience above-average growth.

The International Growth Stock Portfolio invests in common stocks of companies that are headquartered or trade primarily on exchanges outside the United States and that are expected to grow more rapidly than market averages. Holdings are selected for their individual characteristics and growth prospects, with only minor consideration given to size, geography, and industry group. Stocks are selected through fundamental analysis of their financial soundness and potential for growth, with emphasis on distinctiveness of products or services and strong market positions. Stocks under consideration are carefully analyzed to make sure the promise of growth is not already reflected in the stock price, with technical analysis used as a further check on the relationship between price, value and market trends. Since its introduction on July 31, 2001, the Portfolio has performed better than the EAFE Index. Return was -6.70% versus -9.29% for the Index.

Trends in world markets have been mixed in recent months. Most European markets have been down significantly, but the effects of falling markets on a dollar-denominated portfolio have been mitigated by the strengthening of the euro versus the dollar. Asian markets have performed better, with Thailand and Indonesia particularly strong. Asian economies, many of which are struggling to recover from problems in prior years, have been hurt by weakness in the U.S. economy and the dollar, which creates challenges for their important export business.

At mid-year 2002, the Portfolio is built around a solid core of stocks in defensive growth industries such as beverages and tobacco. As signs of economic recovery around the world become more evident, the industry focus may be tilted somewhat more toward cyclical industries that stand to benefit from an improving economy. However, the main objective is to invest in companies that are likely to prosper regardless of economic condition, especially those that have more than one way to succeed. A good example of such a company is Atlas Copco, a Swedish manufacturer of industrial compressors that has recently purchased an equipment rental business, which should provide balance to the more cyclical part of the company. A large holding, snuff and chewing tobacco producer Swedish Match Company, has the benefit of stable demand with the potential of additional growth if certain European regulations are eased. The largest holding, Tandberg ASA of Norway, which makes videoconferencing equipment, continues to perform well, though the stock has been disappointing recently.

[PIE CHART]                SECTOR ALLOCATION 6/30/02

                                                                           NON-
                                                             CYCLICAL    CYCLICAL
                                     BASIC       GENERAL     CONSUMER    CONSUMER                FINANCIAL   INFORMATION
                       RESOURCES   INDUSTRIES   INDUSTRIAL     GOODS       GOODS     SERVICES    SERVICES    TECHNOLOGY
                       ---------   ----------   ----------   --------    --------    --------    ---------   -----------
Sector Allocation        7.00         8.00         7.00        11.00       17.00       20.00       18.00         8.00


                                     SHORT-
                                      TERM
                       UTILITIES   INVESTMENTS
                       ---------   -----------
Sector Allocation        1.00          3.00

 TOP 10 EQUITY HOLDINGS  6/30/02

   COMPANY                         COUNTRY         % OF TOTAL NET ASSETS
   -------------------------------------------------------------------------
   Tandberg ASA                    Norway                           1.8%
   -------------------------------------------------------------------------
   Logitech International          Switzerland                      1.8%
   -------------------------------------------------------------------------
   Esprit Holdings, Ltd.           Hong Kong                        1.8%
   -------------------------------------------------------------------------
   Anglo Irish Bank Corp. PLC      Ireland                          1.7%
   -------------------------------------------------------------------------
   Belluna Co., Ltd.               Japan                            1.6%
   -------------------------------------------------------------------------
   Swedish Match AB                Sweden                           1.6%
   -------------------------------------------------------------------------
   Saipem SPA                      Italy                            1.5%
   -------------------------------------------------------------------------
   Beru AG                         Germany                          1.4%
   -------------------------------------------------------------------------
   Rank Group PLC                  United Kingdom                   1.4%
   -------------------------------------------------------------------------
   Reckitt Benckiser PLC           United Kingdom                   1.4%

[LINE GRAPH]                  RELATIVE PERFORMANCE

                                                               INTERNATIONAL GROWTH PORTFOLIO               EAFE INDEX
                                                               ------------------------------               ----------
7/01                                                                      10000.00                           10000.00
6/02                                                                       9330.00                            9071.00

-----------------------------------------------------------------
                          Total Return
                 For Period Ended June 30, 2002
                                                         Since
                                                       Inception#
-----------------------------------------------------------------
International Growth Portfolio                           -6.70%
EAFE Index                                               -9.29%
-----------------------------------------------------------------
#Inception date of 7/31/01, returns not annualized

As depicted in the graph, the International Growth Portfolio is compared against the Morgan Stanley Capital International EAFE ("Europe-Australasia-Far East") Index. The index is composed of approximately 1,100 companies in 20 countries in Europe and the Pacific Basin. The objective of the index is to reflect the movements of stock markets in these countries by representing an unmanaged (indexed) portfolio within each country. The index is constructed so that companies chosen represent about 60% of market capitalization in each market; industry composition of the market is reflected; and a cross section of large, medium, and small capitalization stocks is included, taking into account liquidity concerns. The index is calculated in U. S. dollars. The Index cannot be invested in directly and does not include sales charges.

This chart assumes an initial investment of $10,000 made on 7/31/01 (commencement of the Portfolio's operations). Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns, which reflect deduction of charges for the separate account are shown on page 4.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

 International Growth Portfolio


NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
June 30, 2002 (unaudited)

                                                         Market
 Domestic Common                             Shares/      Value
 Stocks (0.3%)               Country           Par       (000's)
 ---------------------------------------------------------------
 Telephone & Telegraph Apparatus (0.3%)
 *UTStarcom, Inc.       United States            5,800   $   117
                                                         -------

     TOTAL DOMESTIC COMMON STOCKS
      (COST: $117)                                           117
                                                         -------
 Foreign Common Stock (96.1%)
 ---------------------------------------------------------------
 Aerospace & Defense (2.0%)
 BAE Systems PLC        United Kingdom          64,275       328
 Meggitt Ord            United Kingdom         109,600       364
                                                         -------
     TOTAL                                                   692
                                                         -------
 Air Transportation, Scheduled (0.7%)
 *EasyJet PLC           United Kingdom          48,545       255
                                                         -------
     TOTAL                                                   255
                                                         -------

 Airports, Flying Fields & Service (0.3%)
 Fraport AG             Germany                  4,300       101
                                                         -------
     TOTAL                                                   101
                                                         -------

 Automobiles & Other Motor Vehicles (0.9%)
 Hyundai Motor Co.,
  Ltd.                  Republic Of Korea       11,000       331
                                                         -------
     TOTAL                                                   331
                                                         -------
 Automobiles & Parts (8.0%)
 Bayer Motoren Werk AG  Germany                  9,000       371
 Beru AG                Germany                  9,300       500
 Bridgestone
  Corporation           Japan                   30,000       412
 Denway Motors Limited  Hong Kong            1,000,000       282
 Fuji Heavy
  Industries, Ltd.      Japan                   56,000       267
 Honda Motor Co., Ltd.  Japan                    9,000       365
 Peugeot SA             France                   4,250       221
 Porsche AG             Germany                    850       403
                                                         -------
     TOTAL                                                 2,821
                                                         -------
 Banks (9.9%)
 Anglo Irish Bank
  Corp. PLC             Ireland                 90,000       579
 BNP Paribas SA         France                   7,000       387
 Commonwealth Bank of
  Australia             Australia               13,400       248
 Danske Bank            Denmark                 23,200       427

                                                         Market
 Foreign Common                              Shares/      Value
 Stock (96.1%)               Country           Par       (000's)
 ---------------------------------------------------------------
 Banks continued
 *Grupo Fin Bbva
  Bancomer -- Series O  Mexico                 266,320   $   218
 HSBC Holdings PLC      Hong Kong               22,400       258
 Lloyds TSB Group PLC   United Kingdom          34,000       338
 OTP Bank RT            Hungary                 27,600       217
 Royal Bank of Canada   Canada                  11,900       411
 Royal Bank of
  Scotland Group        United Kingdom          13,190       374
                                                         -------
     TOTAL                                                 3,457
                                                         -------

 Beverages (1.2%)
 *Cott Corporation      Canada                  22,200       422
                                                         -------
     TOTAL                                                   422
                                                         -------

 Beverages, Malt Beverages (0.4%)
 Interbrew              Belgium                  5,500       158
                                                         -------
     TOTAL                                                   158
                                                         -------

 Business Services (0.4%)
 Vivendi Universal SA   France                   5,800       125
                                                         -------
     TOTAL                                                   125
                                                         -------

 Chemicals-diverse (1.1%)
 Solvay SA              Belgium                  5,400       389
                                                         -------
     TOTAL                                                   389
                                                         -------

 Commercial Services & Supplies (1.0%)
 SGS Holdings           Switzerland              1,140       364
                                                         -------
     TOTAL                                                   364
                                                         -------

 Computer & Software Stores (0.8%)
 Electronic Boutique
  PLC                   United Kingdom         155,000       289
                                                         -------
     TOTAL                                                   289
                                                         -------

 Computers-peripheral (0.5%)
 *NCsoft Corporation    Republic Of Korea        1,560       184
                                                         -------
     TOTAL                                                   184
                                                         -------

 Construction & Building Materials (2.5%)
 Grupo Ferrovial        Spain                   16,500       450
 Vinci                  France                   6,250       424
                                                         -------
     TOTAL                                                   874
                                                         -------

 International Growth Portfolio




                                                         Market
 Foreign Common                              Shares/      Value
 Stock (96.1%)               Country           Par       (000's)
 ---------------------------------------------------------------
 Consumer Staples (1.0%)
 Electrolux AB          Sweden                  17,000   $   343
                                                         -------
     TOTAL                                                   343
                                                         -------
 Department Stores (0.6%)
 Walmart de Mexico --
  Series V              Mexico                  75,000       204
                                                         -------
     TOTAL                                                   204
                                                         -------

 Diversified Industrials (0.8%)
 Suez Lyonnaise         France                  10,700       285
                                                         -------
     TOTAL                                                   285
                                                         -------
 Electric Utilities (0.9%)
 National Grid Group
  PLC                   United Kingdom          46,180       328
                                                         -------
     TOTAL                                                   328
                                                         -------
 Electronic Components (0.3%)
 *Au Optronics, ADR     Taiwan                  13,745       114
                                                         -------
     TOTAL                                                   114
                                                         -------

 Electronic Components & Accessories (0.4%)
 Samsung Electronics    Republic Of Korea          555       152
                                                         -------
     TOTAL                                                   152
                                                         -------

 Electronics & Electrical Equipment (0.9%)
 Koninklijke Philips
  Electronics NV        Netherlands             11,000       307
                                                         -------
     TOTAL                                                   307
                                                         -------

 Engineering & Machinery (3.6%)
 *Alfa Laval AB         Sweden                  12,040       121
 Atlas Copco AB --
  Class A               Sweden                  13,650       327
 *Neopost SA            France                   8,400       334
 *Nordex AG             Germany                 43,800       161
 Vestas Wind Systems    Denmark                 12,000       325
                                                         -------
     TOTAL                                                 1,268
                                                         -------
 Finance Services (0.1%)
 *Intrum Justitia AB    Sweden                   7,890        46
                                                         -------
     TOTAL                                                    46
                                                         -------
 Food & Drug Retailers (1.0%)
 Koninklijke Ahold NV   Netherlands              4,400        93
 Lawson, Inc.           Japan                    8,200       251
                                                         -------
     TOTAL                                                   344
                                                         -------
 Food Producers & Processors (2.0%)
 Nestle SA              Switzerland              1,690       394
 Unilever PLC           United Kingdom          35,500       324
                                                         -------
     TOTAL                                                   718
                                                         -------

                                                         Market
 Foreign Common                              Shares/      Value
 Stock (96.1%)               Country           Par       (000's)
 ---------------------------------------------------------------
 Forestry & Paper (2.4%)
 Norske Skogindustrier  Norway                  25,600   $   478
 Upm-kymmene OYJ        Finland                  9,600       378
                                                         -------
     TOTAL                                                   856
                                                         -------

 General Retailers (5.8%)
 Belluna Co., Ltd.      Japan                   14,520       567
 Esprit Holdings, Ltd.  Hong Kong              322,500       620
 Folli-follie Abee      Greece                  20,800       396
 *HMV Group PLC         United Kingdom         101,335       246
 MFI Furniture Group
  PLC                   United Kingdom         110,760       215
                                                         -------
     TOTAL                                                 2,044
                                                         -------

 Health (1.5%)
 *Resmed                Australia                7,600       223
 Synthes Stratec, Inc.  Switzerland                513       314
                                                         -------
     TOTAL                                                   537
                                                         -------

 Information Technology Hardware (4.4%)
 *Asml Holding NV       Netherlands              9,900       157
 *Logitech
  International         Switzerland             13,600       632
 Nokia OYJ              Finland                  9,300       136
 *Tandberg ASA          Norway                  54,200       638
                                                         -------
     TOTAL                                                 1,563
                                                         -------

 Insurance (2.8%)
 *Converium Holding AG  Switzerland              2,200       114
 Corporacion Mapfre     Spain                   57,000       450
 ING Groep NV           Netherlands             12,300       316
 Muenchener
  Rueckversicherungs-
  Gesellschaft AG       Germany                    460       109
                                                         -------
     TOTAL                                                   989
                                                         -------

 Leisure, Entertainment & Hotels (2.2%)
 Nintendo Co., Ltd.     Japan                    1,900       280
 Rank Group PLC         United Kingdom         121,400       495
                                                         -------
     TOTAL                                                   775
                                                         -------

 Life Assurance (2.4%)
 Irish Life &
  Permanent PLC         Ireland                 30,000       434
 Manulife Financial     Canada                  13,900       398
                                                         -------
     TOTAL                                                   832
                                                         -------

 Medical & Hospital Equipment (1.0%)
 *Elekta AB -- Class B  Sweden                  32,300       362
                                                         -------
     TOTAL                                                   362
                                                         -------

 Medical Laboratories (0.6%)
 *Perbio Science AB     Sweden                  10,580       196
                                                         -------
     TOTAL                                                   196
                                                         -------

 International Growth Portfolio


                                                         Market
 Foreign Common                              Shares/      Value
 Stock (96.1%)               Country           Par       (000's)
 ---------------------------------------------------------------
 Motor Vehicles & Cars Bodies (0.9%)
 Volkswagen AG          Germany                  6,300   $   306
                                                         -------
     TOTAL                                                   306
                                                         -------

 Oil & Gas (6.6%)
 ENI SPA                Italy                   16,000       254
 IHC Caland NV          Netherlands              8,000       478
 Saipem SPA             Italy                   71,800       516
 *Technip SA            France                   2,205       232
 *Tgs Nopec
  Geophysical, Co.      Norway                  24,000       371
 Total Fina Elf SA      France                   2,850       463
                                                         -------
     TOTAL                                                 2,314
                                                         -------
 Oil & Gas Integrated (0.5%)
 Suncor Energy, Inc.    Canada                   9,155       160
                                                         -------
     TOTAL                                                   160
                                                         -------

 Packing & Crating (1.0%)
 Huhtamaki OYJ          Finland                  7,500       341
                                                         -------
     TOTAL                                                   341
                                                         -------

 Personal Care & Household Products (3.8%)
 *Luxottica Group SPA,
  ADR                   Italy                   23,200       441
 Reckitt Benckiser PLC  United Kingdom          27,500       493
 Shiseido Company
  Limited               Japan                   29,000       387
                                                         -------
     TOTAL                                                 1,321
                                                         -------
 Pharmaceuticals (2.7%)
 CSL Limited            Australia               15,300       276
 Novartis AG            Switzerland              5,700       251
 Takeda Chemical
  Industries            Japan                    7,000       307
 *Taro Pharmaceutical
  Industries, Ltd.      Israel                   4,200       103
                                                         -------
     TOTAL                                                   937
                                                         -------

 Plumbing, Heating & Air Conditioning (0.9%)
 Wolseley PLC           United Kingdom          31,770       322
                                                         -------
     TOTAL                                                   322
                                                         -------

 Prepackaged Software (0.5%)
 *Riverdeep Group, ADR  Ireland                 11,355       177
                                                         -------
     TOTAL                                                   177
                                                         -------
 Radiotelephone Communications (0.5%)
 *Orange SA             France                  40,000       184
                                                         -------
     TOTAL                                                   184
                                                         -------

 Residential Construction (0.9%)
 Berkley Group          United Kingdom          27,975       309
                                                         -------
     TOTAL                                                   309
                                                         -------

                                                         Market
 Foreign Common                              Shares/      Value
 Stock (96.1%)               Country           Par       (000's)
 ---------------------------------------------------------------
 Security Systems Services (0.8%)
 Group 4 Falck AS       Denmark                  7,800   $   270
                                                         -------
     TOTAL                                                   270
                                                         -------

 Semiconductors & Related Devices (0.8%)
 Asm Pacific
  Technology            Hong Kong               62,500       137
 Taiwan Semiconductor
  Manufacturing
  Company, Ltd.         Taiwan                  67,100       137
                                                         -------
     TOTAL                                                   274
                                                         -------

 Software & Computer Services (0.8%)
 Sap AG                 Germany                  2,800       277
                                                         -------
     TOTAL                                                   277
                                                         -------

 Specialty & Other Finance (1.9%)
 Deutsche Boerse AG     Germany                  8,600       363
 Man Group PLC          United Kingdom          20,000       314
                                                         -------
     TOTAL                                                   677
                                                         -------

 Steel Foundries (0.7%)
 *Arcelor               Luxembourg              18,700       262
                                                         -------
     TOTAL                                                   262
                                                         -------

 Support Services (1.0%)
 Aggreko PLC            United Kingdom          22,700        63
 Serco Group PLC        United Kingdom          59,750       181
 *Thiel Logistik AG     Germany                 35,295       114
                                                         -------
     TOTAL                                                   358
                                                         -------

 Television Broadcasting Stations (0.1%)
 *British Sky
  Broadcasting Group
  PLC                   United Kingdom           5,105        49
                                                         -------
     TOTAL                                                    49
                                                         -------

 Tobacco (2.7%)
 Gallaher Group PLC     United Kingdom          43,000       403
 Swedish Match AB       Sweden                  67,650       560
                                                         -------
     TOTAL                                                   963
                                                         -------

 Transport (2.1%)
 Brisa Auto Estrada     Portugal                72,000       406
 Macquarrie
  Infrastructure
  Australia Group       Australia              200,500       325
                                                         -------
     TOTAL                                                   731
                                                         -------

 Transportation Services (1.6%)
 Exel PLC               United Kingdom          26,015       331
 Frontline Limited      Norway                  24,000       229
                                                         -------
     TOTAL                                                   560
                                                         -------

 International Growth Portfolio




                                                         Market
 Foreign Common                              Shares/      Value
 Stock (96.1%)               Country           Par       (000's)
 ---------------------------------------------------------------
 Wines & Distilled Beverages (0.9%)
 Kook Soon Dang Brewer
  Co., Ltd.             Republic Of Korea        8,400   $   302
                                                         -------
     TOTAL                                                   302
                                                         -------

     TOTAL FOREIGN COMMON STOCK
      (COST: $32,912)                                     33,819
                                                         -------
 Money Market Investments (3.1%)
 ---------------------------------------------------------------
 Federal & Federally-Sponsored Credit (3.1%)
 Federal National
  Mortgage
  Association, 1.74%,
  7/1/02                United States       $1,100,000     1,100
                                                         -------

     TOTAL MONEY MARKET INVESTMENTS
      (COST: $1,100)                                       1,100
                                                         -------

     TOTAL INVESTMENTS (100.0%)
      (COST $34,129)!                                     35,036
                                                         -------

     OTHER ASSETS, LESS LIABILITIES (0.5%)                   178
                                                         -------

     TOTAL NET ASSETS (100.0%)                           $35,214
                                                         -------

! At 6/30/02 the aggregate cost of securities for federal tax purposes was $34,129 and the net unrealized appreciation of investments based on that cost was $907 which is comprised of $3,920 aggregate gross unrealized appreciation and $3,013 aggregate gross unrealized depreciation.

  ADR -- American Depository Receipt

*  Non-Income Producing

   Investment Percentage by Country:

   United Kingdom                                  11.6%
   France                                           4.3%
   Japan                                            4.0%
   District Of Columbia                             3.1%
   Sweden                                           3.0%
   Other                                           74.0%
                                                  ------
       TOTAL                                      100.0%
                                                  ------

    The Accompanying Notes are an Integral Part of the Financial Statements

 Franklin Templeton International Equity Portfolio


------------------------------------------------------------------------------------------------------------------------
Objective:                               Portfolio Strategy:                                         Net Assets:
Long-term appreciation of capital        Participate in the growth of foreign economies by           $701.12 million
through diversification into markets     investing in securities with high long-term earnings
outside the United States                potential relative to current market values.

The Franklin Templeton International Equity Portfolio offers investors the opportunity to participate in the growth of companies in countries throughout the world, particularly those with expanding economies. In selecting investments, the principal focus is on identifying undervalued stocks of companies with strong finances and good long-term growth opportunities, rather than on choosing regions of the world in which to invest. The Portfolio is normally fully invested in equity securities.

The Portfolio's value-driven management style enabled it to outperform its major benchmark, the EAFE index, over the last 12 months. However, total return was negative, as the European markets that represent nearly 60% of holdings were generally down. Asian markets, particularly Korea and Indonesia, were strong. Latin American markets were strong in the early months of 2002, but have weakened more recently in response to concerns about economies and currency.

Weakness in some quality stocks has provided the opportunity to add to positions in names such as Nordea AB, the largest retail bank in Scandinavia, and E.ON AG, a German utility company. A major new holding is Riunione Adriatica, an Italian insurance company benefiting from a changing industry environment. The Portfolio's largest holding, Societe Bic, a French consumer products company famous for its disposable pens, lighters and razors, continues to generate solid performance.

As in the U.S., fundamentals of the European economies are generally sound despite weak markets. Corporate restructurings, tax reforms and labor reforms are resulting in improved allocation of resources. The recent strength of the euro, which approached parity with the U.S. dollar in June, is largely beneficial to European companies, although it creates challenges for exporters. Strength of foreign currencies versus the dollar is positive for the performance of the Portfolio, which does not hedge currencies.

The current environment in most world markets requires careful stock selection, as there are no pronounced industry trends; this situation has prevailed for several years. In fact, some of the best performing and worst performing stocks are in the same industry group; this is the case in telecommunications, where Korea Telecom and Telefonos de Mexico were quite strong, while Telefonica SA in Spain was weak.

The International Equity Portfolio is managed for Northwestern Mutual by Templeton Investment Counsel, Inc.

[PIE CHART]                SECTOR ALLOCATION 6/30/02

                            CONTINENTAL       UNITED                             LATIN             NORTH       AUSTRALIA/NEW
                              EUROPE          KINGDOM          ASIA        AMERICA/CARIBBEAN      AMERICA         ZEALAND
                            -----------       -------          ----        -----------------      -------      -------------
Sector Allocation              41.00           17.00           25.00              3.00             6.00            5.00

                            SHORT-TERM
                            INVESTMENTS
                            -----------
Sector Allocation              3.00

 TOP 10 EQUITY HOLDINGS  6/30/02

   COMPANY                                   COUNTRY    % OF NET ASSETS
   ------------------------------------------------------------------------
   Societe Bic SA                          France                   2.4
   ------------------------------------------------------------------------
   Australia & New Zealand Banking Group,
   Ltd.                                    Australia                2.2
   ------------------------------------------------------------------------
   Samsung Electronics Co., Ltd.           South Korea              2.1
   ------------------------------------------------------------------------
   Akzo Nobel NV                           Netherlands              2.0
   ------------------------------------------------------------------------
   Koninklijke Philips Electronics NV      Netherlands              1.8
   ------------------------------------------------------------------------
   Nordea AB                               Sweden                   1.8
   ------------------------------------------------------------------------
   Riunione Adriatica di Sicurta SPA       Italy                    1.7
   ------------------------------------------------------------------------
   E.On AG                                 Germany                  1.7
   ------------------------------------------------------------------------
   BASF AG                                 Germany                  1.7
   ------------------------------------------------------------------------
   Hutchison Whampoa Limited               Hong Kong                1.7

[LINE GRAPH]                  RELATIVE PERFORMANCE

                                                              FRANKLIN TEMPLETON INTERNATIONAL
                                                                      EQUITY PORTFOLIO                      EAFE INDEX
                                                              --------------------------------              ----------
4/93                                                                      10000.00                           10000.00
6/93                                                                      10118.00                           10060.00
6/94                                                                      12155.00                           11801.00
6/95                                                                      13486.00                           12032.00
6/96                                                                      15568.00                           13670.00
6/97                                                                      19750.00                           15471.00
6/98                                                                      21819.00                           16458.00
6/99                                                                      22713.00                           17761.00
6/00                                                                      25318.00                           20859.00
6/01                                                                      23025.00                           15930.00
6/02                                                                      21360.00                           14461.00

-----------------------------------------------------------
                Average Annual Total Return
              For Periods Ended June 30, 2002
                                                   Since
                            1 Year    5 Years    Inception#
-----------------------------------------------------------
Franklin Templeton
 International Equity
 Portfolio                  -7.23%     1.58%       8.63%
EAFE Index                  -9.22%    -1.34%       4.11%
-----------------------------------------------------------
#Inception date of 4/30/93

As depicted in the graph, the Franklin Templeton International Equity Portfolio is compared against the Morgan Stanley Capital International EAFE ("Europe-Australasia-Far East") Index. The index is composed of approximately 1,100 companies in 20 countries in Europe and the Pacific Basin. The objective of the index is to reflect the movements of stock markets in these countries by representing an unmanaged (indexed) portfolio within each country. The index is constructed so that companies chosen represent about 60% of market capitalization in each market; industry composition of the market is reflected; and a cross section of large, medium, and small capitalization stocks is included, taking into account liquidity concerns. The index is calculated in U.
S. dollars. The Index cannot be invested in directly and does not include sales charges.

This chart assumes an initial investment of $10,000 made on 4/30/93 (commencement of the Portfolio's operations). Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns, which reflect deduction of charges for the separate account are shown on page 4.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

 Franklin Templeton International Equity Portfolio




NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
June 30, 2002 (unaudited)

                                                          Market
 Foreign Common                              Shares/      Value
 Stock (93.5%)               Country           Par       (000's)
 ----------------------------------------------------------------
 Automobiles &
   Components  (1.2%)
 Valeo SA               France                 210,000   $  8,731
                                                         --------
     TOTAL                                                  8,731
                                                         --------

 Banks (9.0%)
 Australia & New
  Zealand Banking
  Group, Ltd.           Australia            1,397,961     15,138
 Banca Nazionale del
  Lavora                Italy                3,529,070      6,152
 *Dbs Group Holdings
  Limited               Singapore            1,192,000      8,366
 HSBC Holdings PLC      Hong Kong              882,537     10,155
 Lloyds TSB Group PLC   United Kingdom       1,165,150     11,597
 Nordea AB              Sweden               1,793,590      9,742
 Nordea AB (NDA)        Sweden                 491,780      2,675
                                                         --------
     TOTAL                                                 63,825
                                                         --------

 Capital Goods (9.8%)
 Alstom                 France                 748,114      7,913
 BAE SYSTEMS PLC        United Kingdom       2,125,020     10,851
 Hutchison Whampoa
  Limited               Hong Kong            1,574,000     11,755
 Invensys PLC           United Kingdom       4,527,820      6,142
 KCI Konecranes
  International         Finland                342,900     11,514
 Kurita Water
  Industries, Ltd.      Japan                  580,000      7,137
 Rolls-Royce PLC        United Kingdom       2,061,590      5,091
 Volvo AB -- Class B    Sweden                 433,620      8,988
                                                         --------
     TOTAL                                                 69,391
                                                         --------
 Commercial Services & Supplies (2.4%)
 Societe BIC SA         France                 424,320     16,972
                                                         --------
     TOTAL                                                 16,972
                                                         --------

 Consumer Discretionary (0.6%)
 Autoliv, Inc.          Sweden                 169,780      4,278
                                                         --------
     TOTAL                                                  4,278
                                                         --------
 Consumer Durables & Apparel (2.4%)
 Koninklijke Philips
  Electronics NV        Netherlands            450,345     12,574
 SONY CORPORATION       Japan                   77,300      4,082
                                                         --------
     TOTAL                                                 16,656
                                                         --------

                                                          Market
 Foreign Common                              Shares/      Value
 Stock (93.5%)               Country           Par       (000's)
 ----------------------------------------------------------------
 Diversified Financials (3.6%)
 ING Groep NV           Netherlands            436,000   $ 11,196
 The Nomura Securities
  Co., Ltd.             Japan                  332,400      4,881
 Swire Pacific
  Limited -- Class A    Hong Kong            1,260,500      6,448
 Swire Pacific
  Limited -- Class B    Hong Kong            3,534,200      2,605
                                                         --------
     TOTAL                                                 25,130
                                                         --------

 Energy (7.1%)
 CNOOC Limited          China                  394,470     10,576
 ENI SPA                Italy                  416,325      6,620
 Husky Energy, Inc.     Canada                 485,610      5,319
 Repsol SA              Spain                  783,780      9,242
 Shell Transport &
  Trading Company PLC   United Kingdom       1,428,430     10,778
 Total Fina Elf SA      France                  46,662      7,576
                                                         --------
     TOTAL                                                 50,111
                                                         --------

 Financials (3.2%)
 ACE Limited            Bermuda                371,330     11,734
 XL Capital,
  Ltd. -- Class A       Bermuda                122,550     10,380
                                                         --------
     TOTAL                                                 22,114
                                                         --------

 Food & Drug Retailing (1.6%)
 J. Sainsbury PLC       United Kingdom       2,034,900     11,042
                                                         --------
     TOTAL                                                 11,042
                                                         --------

 Food Beverage & Tobacco (3.1%)
 Nestle SA              Switzerland             50,220     11,710
 Unilever PLC           United Kingdom       1,070,580      9,758
                                                         --------
     TOTAL                                                 21,468
                                                         --------

 Health Care Equipment & Services (0.6%)
 Mayne Nickless, Ltd.   Australia                   10          0
 Nycomed Amersham PLC   United Kingdom         472,330      4,186
                                                         --------
     TOTAL                                                  4,186
                                                         --------

 Insurance (5.6%)
 Axa                    France                 433,842      7,935
 Riuniona Adriatica di
  Sicurta SPA           Italy                  902,240     12,110

 Franklin Templeton International Equity Portfolio


                                                          Market
 Foreign Common                              Shares/      Value
 Stock (93.5%)               Country           Par       (000's)
 ----------------------------------------------------------------
 Insurance continued
 Swiss Re               Switzerland            105,240   $ 10,289
 Yasuda Fire & Marine
  Insurance Company
  Limited               Japan                1,448,000      8,867
                                                         --------
     TOTAL                                                 39,201
                                                         --------
 Materials (9.7%)
 Akzo Nobel NV          Netherlands            316,250     13,771
 AngloGold Limited,
  ADR                   South Africa           113,870      2,970
 Barrick Gold
  Corporation           Canada                 167,840      3,182
 BASF AG                Germany                258,500     11,986
 Bayer AG               Germany                263,150      8,342
 Broken Hill
  Proprietary, Ltd.     Australia            1,743,580     10,081
 Hanson PLC             United Kingdom       1,017,004      7,263
 Stora Enso OYJ --
  Class R               Finland                743,900     10,425
 Stora Enso OYJ -- R
  Shares                Finland                 29,567        413
                                                         --------
     TOTAL                                                 68,433
                                                         --------

 Media (2.1%)
 United Business Media
  PLC                   United Kingdom       1,463,910      9,707
 Wolters Kluwer NV      Netherlands            252,530      4,793
                                                         --------
     TOTAL                                                 14,500
                                                         --------

 Pharmaceutical Preparations (0.5%)
 *Elan Corporation
  PLC, ADR              Ireland                583,640      3,193
                                                         --------
     TOTAL                                                  3,193
                                                         --------
 Pharmaceuticals & Biotechnology (3.6%)
 Aventis SA             France                 124,430      8,817
 Ono Pharmaceutical
  Co., Ltd.             Japan                  266,000      9,498
 Shire Pharmaceuticals
  Group                 United Kingdom         761,664      6,734
                                                         --------
     TOTAL                                                 25,049
                                                         --------
 Real Estate (0.9%)
 Cheung Kong Holdings
  Limited               Hong Kong              741,000      6,175
                                                         --------
     TOTAL                                                  6,175
                                                         --------

 Retailing (1.2%)
 Marks & Spencer Group
  PLC                   United Kingdom       1,489,471      8,463
                                                         --------
     TOTAL                                                  8,463
                                                         --------

                                                          Market
 Foreign Common                              Shares/      Value
 Stock (93.5%)               Country           Par       (000's)
 ----------------------------------------------------------------
 Technology Hardware & Equipment (5.3%)
 Alcatel                France                 319,960   $  2,225
 *Hitachi, Ltd.         Japan                1,527,000      9,873
 NEC Corporation        Japan                1,081,000      7,522
 Nortel Networks Corp.  Canada               1,723,600      2,493
 Samsung Electronics
  Co., Ltd.             South Korea             54,180     14,817
                                                         --------
     TOTAL                                                 36,930
                                                         --------

 Telecommunication Services (8.9%)
 BCE, Inc.              Canada                 380,910      6,609
 Cable & Wireless PLC   United Kingdom       2,428,130      6,190
 Compania de
  Telecomunicaciones
  de Chile SA, ADR      Chile                  154,985      1,899
 KT Corp. Spons, ADR    Republic Of Korea      491,440     10,640
 Nippon Telegraph &
  Telephone
  Corporation           Japan                    2,084      8,572
 Philippine Long
  Distance Telephone,
  ADR                   Philippines            309,100      2,306
 PT Indosat, ADR        Indonesia              219,970      2,747
 Telecom Corporation
  of New Zealand
  Limited               New Zealand          4,649,680     11,134
 *Telefonica SA, ADR    Spain                  120,097      2,984
 Telefonos de Mexico
  SA, ADR               Mexico                 301,444      9,670
                                                         --------
     TOTAL                                                 62,751
                                                         --------

 Transportation (4.0%)
 British Airways PLC    United Kingdom       1,228,800      3,488
 Deutsche Post AG       Germany                773,940      9,684
 Nippon Express Co.,
  Ltd.                  Japan                2,026,000     10,734
 *SAS AB                Sweden                 576,630      3,984
                                                         --------
     TOTAL                                                 27,890
                                                         --------

 Utilities (7.1%)
 E.On AG                Germany                206,750     12,046
 Endesa SA              Spain                  689,350     10,014
 Hong Kong Electric
  Holdings Limited      Hong Kong            2,254,500      8,426
 Iberdrola SA           Spain                  514,270      7,409

 Franklin Templeton International Equity Portfolio




                                                          Market
 Foreign Common                              Shares/      Value
 Stock (93.5%)               Country           Par       (000's)
 ----------------------------------------------------------------
 Utilities continued
 International Power
  PLC                   United Kingdom       2,038,344   $  5,220
 Korea Electric Power
  Corp.                 South Korea            366,190      6,697
                                                         --------
     TOTAL                                                 49,812
                                                         --------
     TOTAL FOREIGN COMMON STOCK
      (COST: $681,968)                                    656,301
                                                         --------
 Foreign Preferred Stock (0.7%)
 ----------------------------------------------------------------
 Energy (0.7%)
 Petroleo Brasileiro
  SA                    Brazil                 274,860      4,734
                                                         --------

     TOTAL FOREIGN PREFERRED STOCK
      (COST: $5,746)                                        4,734
                                                         --------
 Money Market Investments (5.7%)
 ----------------------------------------------------------------
 Federal & Federally-Sponsored Credit (2.9%)
 Federal National
  Mortgage
  Association, 1.74%,
  7/1/02                United States      $19,700,000     19,700
                                                         --------
     TOTAL                                                 19,700
                                                         --------
 Pharmaceutical Preparations (1.4%)
 Wyeth, 1.90%, 7/16/02  United States       10,000,000      9,991
                                                         --------
     TOTAL                                                  9,991
                                                         --------

 Money Market                                             Market
 Investments                                 Shares/      Value
 (5.7%)                      Country           Par       (000's)
 ----------------------------------------------------------------
 Short Term Business Credit (1.4%)
 CXC Incorporated
  1.78%, 7/31/02        United States      $10,000,000   $  9,984
                                                         --------
     TOTAL                                                  9,984
                                                         --------

     TOTAL MONEY MARKET INVESTMENTS (COST: $39,673)
                                                           39,675
                                                         --------

     TOTAL INVESTMENTS (99.9%)
      (COST $727,387)!                                    700,710
                                                         --------

     OTHER ASSETS, LESS LIABILITIES (0.1%)                    409
                                                         --------

     TOTAL NET ASSETS (100.0%)                           $701,119
                                                         --------

! At 6/30/02 the aggregate cost of securities for federal tax purposes was $727,387 and the net unrealized depreciation of investments based on that cost was $26,677 which is comprised of $80,906 aggregate gross unrealized appreciation and $107,583 aggregate gross unrealized depreciation.

   ADR -- American Depository Receipt

*  Non-Income Producing

   Investment Percentage by Country:

   United Kingdom                                  19.4%
   Japan                                           10.2%
   France                                           8.6%
   Hong Kong                                        6.5%
   Netherlands                                      6.0%
   Other                                           49.3%
                                                  ------
       TOTAL                                      100.0%
                                                  ------

    The Accompanying Notes are an Integral Part of the Financial Statements

 Index 400 Stock Portfolio


------------------------------------------------------------------------------------------------------------------------
Objective:                               Portfolio Strategy:                                         Net Assets:
Long-term capital appreciation           Invest in a portfolio designed to approximate the           $242.88 million
through cost-effective participation     composition and returns of the S&P MidCap 400.
in broad market performance

The Index 400 Stock Portfolio is designed to achieve results that approximate the performance of the Standard & Poor's MidCap 400 Composite Stock Price Index. This index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. Of the 400 stocks, 278 are listed on the New York Stock Exchange, 119 on NASDAQ, and 3 on the American Stock Exchange.

As of June 30, 2002, the 400 companies in the composite had a median market capitalization of $1.7 billion and total market value of $820 billion. For comparison, the 500 large company stocks in the S&P 500 Index had a median market capitalization of $7.8 billion and total market value of $9,091 billion.

The Index 400 Portfolio enables investors to participate in the performance of mid-sized companies in the U.S. equity market. The Portfolio continues to achieve its objective of matching the results of the S&P 400 MidCap Index before expenses.

[PIE CHART]                SECTOR ALLOCATION 6/30/02

                         CONSUMER      CONSUMER                            HEALTH                  INFORMATION
                       DISCRETIONARY   STAPLES     ENERGY    FINANCIALS     CARE     INDUSTRIALS   TECHNOLOGY    MATERIALS
                       -------------   --------    ------    ----------    ------    -----------   -----------   ---------
Sector Allocation          15.00         5.00       6.00        19.00      12.00        13.00         15.00        5.00

                                                         S&P
                                                         400
                       TELECOMMUNICATION                INDEX
                           SERVICES        UTILITIES   FUTURES
                       -----------------   ---------   -------
Sector Allocation            1.00            7.00        2.00

 TOP 10 EQUITY HOLDINGS  6/30/02

   COMPANY                                         % OF TOTAL NET ASSETS
   -------------------------------------------------------------------------
   Electronic Arts, Inc.                                            1.1%
   -------------------------------------------------------------------------
   Quest Diagnostics Incorporated                                   1.0%
   -------------------------------------------------------------------------
   M&T Bank Corporation                                             1.0%
   -------------------------------------------------------------------------
   SunGard Data Systems, Inc.                                       0.9%
   -------------------------------------------------------------------------
   North Fork Bancorporation, Inc.                                  0.8%
   -------------------------------------------------------------------------
   Gilead Sciences, Inc.                                            0.8%
   -------------------------------------------------------------------------
   Affiliated Computer Services, Inc. -- Class A                    0.8%
   -------------------------------------------------------------------------
   DST Systems, Inc.                                                0.7%
   -------------------------------------------------------------------------
   Tyson Foods, Inc. -- Class A                                     0.7%
   -------------------------------------------------------------------------
   Microchip Technology Incorporated                                0.7%

[LINE GRAPH]                  RELATIVE PERFORMANCE

                                                                 INDEX 400 STOCK PORTFOLIO             S&P MIDCAP 400 INDEX
                                                                 -------------------------             --------------------
4/99                                                                      10000.00                           10000.00
6/99                                                                      10550.00                           10581.00
6/00                                                                      12385.00                           12379.00
6/01                                                                      13314.00                           13477.00
6/02                                                                      12690.00                           12841.00

-------------------------------------------------
           Average Annual Total Return
         For Periods Ended June 30, 2002
                                         Since
                             1 Year    Inception#
-------------------------------------------------
Index 400 Stock Portfolio    -4.68%      7.81%
S&P MidCap 400 Index         -4.72%      8.21%
-------------------------------------------------
#Inception date of 4/30/99

The S&P MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. As of June 30, 2002, the 400 companies in the composite had median market capitalization of $1.7 billion and a total market value of $820 billion. The MidCap 400 represents approximately 6.1% of the market value of Compustat's database of over 10,000 equities.

"Standard & Poor's(R)", "S&P(R)", "S&P MidCap 400 Index", "Standard & Poor's MidCap 400 Index", "S&P 500(R)" and "Standard & Poor's 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by The Northwestern Mutual Life Insurance Company. The funds are not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

This chart assumes an initial investment of $10,000 made on 4/30/99 (commencement of operations). Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns, which reflect deduction of charges for the separate account are shown on page 4.

 Index 400 Stock Portfolio




NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
June 30, 2002 (unaudited)

                                                    Market
                                      Shares/       Value
 Common Stock (98.2%)                   Par        (000's)
 ----------------------------------------------------------
 Consumer Discretionary  (15.4%)
 *99 Cents Only Stores                   20,333    $    522
 *Abercrombie & Fitch
  Co. -- Class A                         29,000         699
 *American Eagle Outfitters, Inc.        21,050         445
 ArvinMeritor, Inc.                      19,550         469
 Bandag Incorporated                      6,100         173
 *Barnes & Noble, Inc.                   19,700         521
 Belo Corp. -- Class A                   32,300         730
 *BJ's Wholesale Club, Inc.              21,200         816
 Blyth, Inc.                             13,800         431
 Bob Evans Farms, Inc.                   10,300         324
 *Borders Group, Inc.                    23,900         440
 BorgWarner, Inc.                         7,700         445
 *Brinker International, Inc.            28,550         906
 Callaway Golf Company                   22,900         363
 *Catalina Marketing Corporation         16,200         457
 CBRL Group, Inc.                        16,300         497
 *CDW Computer Centers, Inc.             25,900       1,212
 *The Cheesecake Factory
  Incorporated                           14,200         504
 Claire's Stores, Inc.                   14,300         327
 Clayton Homes, Inc.                     40,400         638
 *Coach, Inc.                            13,000         714
 *Copart, Inc.                           26,600         432
 D.R. Horton, Inc.                       42,700       1,111
 *Dollar Tree Stores, Inc.               33,000       1,301
 *Emmis Communications
  Corporation -- Class A                 15,100         320
 *Entercom Communications
  Corp. -- Class A                       14,300         656
 *Extended Stay America, Inc.            27,500         446
 Federal Signal Corporation              13,200         317
 *Furniture Brands International,
  Inc.                                   16,000         484
 *Gentex Corporation                     22,000         604
 *GTECH Holdings Corporation             16,800         429
 Harte-Hanks, Inc.                       27,750         570
 *Hispanic Broadcasting
  Corporation -- Class A                 31,800         830
 International Speedway
  Corporation -- Class A                 15,600         626
 Lancaster Colony Corporation            10,800         385
 *Lear Corporation                       18,800         870
 Lee Enterprises Incorporated            13,000         455
 Lennar Corporation                      18,900       1,157
 *Macrovision Corporation                14,900         195
 *Mandalay Resort Group                  20,800         573
 Media General, Inc. -- Class A           6,700         402
 *Michaels Stores, Inc.                  19,300         753
 Modine Manufacturing Company             9,800         241
 *Mohawk Industries, Inc.                19,200       1,181
 *The Neiman Marcus Group,
  Inc. -- Class A                        14,000         486
 *Outback Steakhouse, Inc.               22,500         790
 *Papa John's International, Inc.         6,100         204
 *Park Place Entertainment
  Corporation                            88,400         906

                                                    Market
                                      Shares/       Value
 Common Stock (98.2%)                   Par        (000's)
 ----------------------------------------------------------
 Consumer Discretionary continued
 *Payless ShoeSource, Inc.                6,514    $    376
 PepsiAmericas, Inc.                     45,800         684
 The Reader's Digest Association,
  Inc. -- Class A                        29,200         547
 Ross Stores, Inc.                       23,300         949
 *Saks Incorporated                      41,700         535
 *Scholastic Corporation                 11,400         432
 *Six Flags, Inc.                        27,100         392
 Superior Industries
  International, Inc.                     7,600         351
 *The Timberland Company -- Class
  A                                      11,400         408
 *Unifi, Inc.                            15,800         172
 *United Rentals, Inc.                   21,500         469
 The Washington Post Company --
  Class B                                 2,800       1,527
 *Westwood One, Inc.                     31,500       1,053
 *Williams-Sonoma, Inc.                  33,500       1,027
                                                   --------
     TOTAL                                           37,279
                                                   --------

 Consumer Staples (5.4%)
 Church & Dwight Co., Inc.               11,500         360
 *Constellation Brands,
  Inc. -- Class A                        25,700         822
 *Dean Foods Company                     25,576         954
 The Dial Corporation                    27,800         557
 Dole Food Company, Inc.                 16,400         473
 Dreyer's Grand Ice Cream, Inc.          10,100         693
 Hormel Foods Corporation                40,700         974
 Interstate Bakeries Corporation         12,700         367
 The J.M. Smucker Company                 6,048         206
 Longs Drug Stores Corporation           11,100         314
 McCormick & Company Incorporated        40,700       1,048
 Pennzoil-Quaker States Company          23,300         502
 R.J. Reynolds Tobacco Holdings,
  Inc.                                   27,400       1,473
 Ruddick Corporation                     13,600         231
 Sensient Technologies
  Corporation                            13,900         316
 *Smithfield Foods, Inc.                 32,700         607
 Tootsie Roll Industries, Inc.           15,260         588
 Tyson Foods, Inc. -- Class A           103,840       1,610
 Universal Corporation                    7,700         283
 *Whole Foods Market, Inc.               16,400         791
                                                   --------
     TOTAL                                           13,169
                                                   --------

 Energy (6.1%)
 *Cooper Cameron Corporation             15,800         765
 ENSCO International Incorporated        39,500       1,077
 Equitable Resources, Inc.               18,800         645
 *FMC Technologies, Inc.                 19,069         396
 *Forest Oil Corporation                 13,700         389
 *Grant Prideco, Inc.                    32,100         437
 *Hanover Compressor Company             18,500         250
 Helmerich & Payne, Inc.                 14,600         522
 Murphy Oil Corporation                  13,300       1,097
 *National-Oilwell, Inc.                 23,700         499
 Noble Energy, Inc.                      16,600         598

 Index 400 Stock Portfolio


                                                    Market
                                      Shares/       Value
 Common Stock (98.2%)                   Par        (000's)
 ----------------------------------------------------------
 Energy continued
 Ocean Energy, Inc.                      50,400    $  1,092
 *Patterson-UTI Energy, Inc.             22,400         632
 *Pioneer Natural Resources
  Company                                33,500         873
 *Pride International, Inc.              39,000         611
 *Smith International, Inc.              14,500         989
 Tidewater, Inc.                         17,800         586
 Valero Energy Corporation               31,200       1,167
 *Varco International, Inc.              28,162         494
 *Weatherford International, Inc.        33,700       1,455
 Western Gas Resources, Inc.              9,600         359
                                                   --------
     TOTAL                                           14,933
                                                   --------

 Financials (19.2%)
 A.G. Edwards, Inc.                      23,400         910
 Allmerica Financial Corporation         15,500         716
 American Financial Group, Inc.          20,000         478
 *AmeriCredit Corp.                      24,900         698
 AmerUs Group Co.                        11,900         441
 Arthur J. Gallagher & Co.               24,900         863
 Associated Banc-Corp.                   21,209         800
 Astoria Financial Corporation           27,100         869
 Bank of Hawaii Corporation              22,500         630
 Banknorth Group, Inc.                   44,600       1,160
 City National Corporation               14,100         758
 The Colonial BancGroup, Inc.            33,800         507
 Commerce Bancorp, Inc.                  19,400         857
 Compass Bancshares, Inc.                37,400       1,257
 *E*TRADE Group, Inc.                   109,400         597
 Eaton Vance Corp.                       20,300         633
 Everest Re Group, Ltd.                  15,000         839
 Fidelity National Financial,
  Inc.                                   27,640         873
 First Virginia Banks, Inc.              14,000         751
 FirstMerit Corporation                  24,900         687
 Golden State Bancorp, Inc.              39,800       1,443
 Greater Bay Bancorp                     14,700         452
 GreenPoint Financial Corp.              29,400       1,444
 HCC Insurance Holdings, Inc.            17,800         469
 Hibernia Corporation -- Class A         46,700         924
 Horace Mann Educators
  Corporation                            12,000         224
 Hospitality Properties Trust            18,300         668
 Independence Community Bank
  Corp.                                  17,300         497
 *IndyMac Bancorp, Inc.                  17,700         401
 *Investment Technology Group,
  Inc.                                   14,300         468
 Investors Financial Services
  Corp.                                  18,800         631
 *LaBranche & Co., Inc.                  17,200         394
 Legg Mason, Inc.                        19,600         967
 Leucadia National Corporation           16,200         513
 M&T Bank Corporation                    27,300       2,342
 Mercantile Bankshares
  Corporation                            20,500         841
 Metris Companies, Inc.                  18,700         155
 The MONY Group, Inc.                    14,000         476
 National Commerce Financial
  Corporation                            59,725       1,571
 Neuberger Berman, Inc.                  20,700         758
 New Plan Excel Realty Trust,
  Inc.                                   27,400         571
 New York Community Bancorp, Inc.        31,500         854

                                                    Market
                                      Shares/       Value
 Common Stock (98.2%)                   Par        (000's)
 ----------------------------------------------------------
 Financials continued
 North Fork Bancorporation, Inc.         47,600    $  1,896
 Ohio Casualty Corporation               17,700         370
 Old Republic International
  Corporation                            34,900       1,099
 The PMI Group, Inc.                     26,100         997
 Protective Life Corporation             20,100         665
 Provident Financial Group, Inc.         14,400         418
 Radian Group, Inc.                      27,500       1,343
 Roslyn Bancorp, Inc.                    25,800         563
 SEI Investments Company                 31,700         893
 *Silicon Valley Bancshares              13,600         358
 Sovereign Bancorp, Inc.                 75,200       1,124
 StanCorp Financial Group, Inc.           8,800         488
 TCF Financial Corporation               22,500       1,105
 Unitrin, Inc.                           19,800         708
 Waddell & Reed Financial,
  Inc. -- Class A                        23,500         539
 Webster Financial Corporation           14,500         554
 Westamerica Bancorporation              10,100         400
 Wilmington Trust Corporation            19,200         586
                                                   --------
     TOTAL                                           46,493
                                                   --------

 Health Care (12.0%)
 *AdvancePCS                             27,100         649
 *Apogent Technologies, Inc.             31,200         642
 *Apria Healthcare Group, Inc.           16,000         358
 *Barr Laboratories, Inc.                12,700         807
 Beckman Coulter, Inc.                   18,000         898
 *Covance, Inc.                          17,700         332
 *Cytyc Corporation                      35,700         272
 DENTSPLY International, Inc.            22,850         843
 *Edwards Lifesciences
  Corporation                            17,400         404
 *Express Scripts, Inc. -- Class
  A                                      23,200       1,163
 *First Health Group Corp.               29,200         819
 *Gilead Sciences, Inc.                  56,800       1,867
 *Health Net, Inc.                       36,300         972
 *Henry Schein, Inc.                     12,500         556
 Hillenbrand Industries, Inc.            18,400       1,033
 ICN Pharmaceuticals, Inc.               23,900         579
 *IDEC Pharmaceuticals
  Corporation                            44,800       1,587
 *Incyte Genomics, Inc.                  19,500         142
 *IVAX Corporation                       57,925         626
 *LifePoint Hospitals, Inc.              11,500         418
 *Lincare Holdings, Inc.                 31,600       1,021
 *Millennium Pharmaceuticals,
  Inc.                                   82,200         999
 Mylan Laboratories, Inc.                36,900       1,157
 Omnicare, Inc.                          27,400         720
 *Oxford Health Plans, Inc.              25,700       1,193
 *PacifiCare Health Systems, Inc.        10,100         275
 *Patterson Dental Company               19,900       1,002
 *Perrigo Company                        21,500         280
 *Protein Design Labs, Inc.              25,800         280
 *Quest Diagnostics Incorporated         28,300       2,434
 *Sepracor, Inc.                         24,600         235
 *STERIS Corporation                     20,400         390
 *Triad Hospitals, Inc.                  21,139         896

 Index 400 Stock Portfolio




                                                    Market
                                      Shares/       Value
 Common Stock (98.2%)                   Par        (000's)
 ----------------------------------------------------------
 Health Care continued
 *Trigon Healthcare,
  Inc. -- Class A                        10,500    $  1,056
 *Universal Health Services,
  Inc. -- Class B                        17,600         862
 *Varian Medical Systems, Inc.           19,800         803
 *Vertex Pharmaceuticals
  Incorporated                           22,000         358
 *VISX Incorporated                      16,100         175
                                                   --------
     TOTAL                                           29,103
                                                   --------

 Industrials (13.0%)
 AGCO Corporation                        21,100         411
 Airborne, Inc.                          14,100         271
 *Alaska Air Group, Inc.                  7,800         204
 *Albany International
  Corp. -- Class A                        9,126         246
 Alexander & Baldwin, Inc.               11,900         304
 AMETEK, Inc.                             9,600         358
 *Atlas Air Worldwide Holdings,
  Inc.                                   11,200          41
 Banta Corporation                        7,200         258
 *The BISYS Group, Inc.                  34,900       1,161
 C.H. Robinson Worldwide, Inc.           24,800         832
 Carlisle Companies Incorporated          8,900         400
 Ceridian Corporation                    42,900         814
 *Certegy, Inc.                          20,200         750
 *CheckFree Corporation                  22,700         355
 *ChoicePoint, Inc.                      24,600       1,118
 CNF, Inc.                               14,300         543
 *CSG Systems International, Inc.        15,600         299
 *DeVry, Inc.                            20,500         468
 Donaldson Company, Inc.                 13,000         456
 *DST Systems, Inc.                      35,300       1,613
 *The Dun & Bradstreet
  Corporation                            21,800         720
 *Dycom Industries, Inc.                 14,000         164
 *Education Management
  Corporation                            10,200         415
 *EGL, Inc.                              14,000         237
 *Energizer Holdings, Inc.               26,800         735
 Expeditors International of
  Washington, Inc.                       30,200       1,000
 Fastenal Company                        22,300         859
 Flowserve Corporation                   15,400         459
 GATX Corporation                        14,300         430
 Granite Construction
  Incorporated                           12,100         306
 Harsco Corporation                      11,700         439
 Herman Miller, Inc.                     22,200         451
 HON INDUSTRIES, Inc.                    17,200         468
 Hubbell Incorporated -- Class B         17,200         587
 *J.B. Hunt Transport Services,
  Inc.                                   11,100         328
 *Jacobs Engineering Group, Inc.         15,800         550
 Kaydon Corporation                       8,800         208
 Kelly Services, Inc. -- Class A         10,500         284
 Kennametal, Inc.                        10,000         366
 *Korn/Ferry International               11,100         101
 *L-3 Communications Holdings,
  Inc.                                   23,000       1,241
 Manpower, Inc.                          22,300         820
 *NCO Group, Inc.                         7,600         166
 Nordson Corporation                      9,700         239
 Overseas Shipholding Group, Inc.        10,100         213
 Pentair, Inc.                           14,400         692

                                                    Market
                                      Shares/       Value
 Common Stock (98.2%)                   Par        (000's)
 ----------------------------------------------------------
 Industrials continued
 Pittston Brink's Group                  15,900    $    382
 Precision Castparts Corp.               15,200         502
 *Quanta Services, Inc.                  17,800         176
 *Republic Services, Inc.                49,600         946
 Rollins, Inc.                            8,800         179
 *Sequa Corporation -- Class A            3,000         196
 Sotheby's Holdings,
  Inc. -- Class A                        18,000         257
 *SPX Corporation                        11,800       1,386
 Stewart & Stevenson Services,
  Inc.                                    8,300         147
 *Swift Transportation Co., Inc.         25,000         583
 *Sylvan Learning Systems, Inc.          11,319         226
 Tecumseh Products Company --
  Class A                                 5,400         287
 Teleflex Incorporated                   11,400         652
 Trinity Industries, Inc.                12,900         267
 *Valassis Communications, Inc.          15,700         573
 Viad Corp.                              26,100         679
 Wallace Computer Services, Inc.         12,000         258
 York International Corporation          11,400         385
                                                   --------
     TOTAL                                           31,461
                                                   --------

 Information Technology (14.9%)
 *3Com Corporation                      103,400         455
 *Activision, Inc.                       18,100         526
 *Acxiom Corporation                     25,600         448
 *ADTRAN, Inc.                           11,600         220
 Advanced Fibre Communications,
  Inc.                                   24,100         399
 *Advent Software, Inc.                   9,900         254
 *Affiliated Computer Services,
  Inc. -- Class A                        38,500       1,828
 *Arrow Electronics, Inc.                29,300         608
 *Ascential Software Corporation         76,100         212
 *Atmel Corporation                     136,600         855
 Avnet, Inc.                             34,800         765
 *Avocent Corporation                    13,100         209
 *Cabot Microelectronics
  Corporation                             7,092         306
 *Cadence Design Systems, Inc.           71,800       1,157
 *Cirrus Logic, Inc.                     24,200         181
 *CommScope, Inc.                        18,100         226
 *Credence Systems Corporation           17,700         315
 *Cree, Inc.                             21,300         282
 *Cypress Semiconductor
  Corporation                            35,300         536
 Diebold Incorporated                    21,000         782
 *Electronic Arts, Inc.                  40,500       2,676
 *Fairchild Semiconductor
  International, Inc. -- Class A         33,100         804
 *FEI Company                             9,400         230
 *Gartner Group, Inc. -- Class B         24,800         233
 Harris Corporation                      19,400         703
 *Imation Corp.                          10,300         307
 *InFocus Corporation                    11,500         135
 *Integrated Device Technology,
  Inc.                                   30,600         555
 *International Rectifier
  Corporation                            18,600         542
 *Internet Security Systems, Inc.        14,000         184
 *Intersil Corporation -- Class A        39,800         851
 Jack Henry & Associates, Inc.           26,200         437

 Index 400 Stock Portfolio


                                                    Market
                                      Shares/       Value
 Common Stock (98.2%)                   Par        (000's)
 ----------------------------------------------------------
 Information Technology continued
 *Keane, Inc.                            22,200    $    283
 *KEMET Corporation                      25,200         450
 *Lam Research Corporation               36,900         663
 *Lattice Semiconductor
  Corporation                            32,100         281
 *Legato Systems, Inc.                   33,000         119
 *LTX Corporation                        14,200         203
 *Macromedia, Inc.                       17,300         153
 *McDATA Corporation -- Class A          33,000         291
 *Mentor Graphics Corporation            18,900         269
 *Micrel Incorporated                    27,300         393
 *Microchip Technology
  Incorporated                           58,512       1,605
 *MIPS Technologies,
  Inc. -- Class B                        11,500          64
 *MPS Group, Inc.                        28,800         245
 National Instruments Corporation        15,000         488
 *Network Associates, Inc.               41,300         796
 Newport Corporation                     10,800         169
 *Plantronics, Inc.                      13,600         259
 *Plexus Corp.                           12,300         223
 *Polycom, Inc.                          29,300         351
 *Powerwave Technologies, Inc.           19,100         175
 *Quantum Corporation -- DLT &
  Storage Systems                        45,700         192
 *Retek, Inc.                            15,000         365
 The Reynolds and Reynolds
  Company -- Class A                     20,600         576
 *RF Micro Devices, Inc.                 49,100         374
 *RSA Security, Inc.                     16,500          79
 *SanDisk Corporation                    20,000         248
 *Semtech Corporation                    20,700         553
 *Storage Technology Corporation         30,900         493
 *SunGard Data Systems, Inc.             82,000       2,171
 *Sybase, Inc.                           29,000         306
 *Sykes Enterprises Incorporated         11,800          91
 *Symantec Corporation                   41,800       1,373
 *Synopsys, Inc.                         21,900       1,200
 *Tech Data Corporation                  16,200         613
 *The Titan Corporation                  22,300         408
 *Transaction Systems Architects,
  Inc. -- Class A                        10,400         122
 *TriQuint Semiconductor, Inc.           38,211         245
 *Vishay Intertechnology, Inc.           46,787       1,029
 *Wind River Systems, Inc.               22,900         115
                                                   --------
     TOTAL                                           36,254
                                                   --------

 Materials (4.8%)
 A. Schulman, Inc.                        8,600         184
 *Airgas, Inc.                           20,500         355
 AK Steel Holding Corporation            31,600         405
 Albemarle Corporation                   12,200         375
 Arch Coal, Inc.                         15,400         350
 Bowater Incorporated                    16,000         869
 Cabot Corporation                       18,300         524
 Carpenter Technology Corporation         6,500         187
 Crompton Corporation                    33,163         423
 *Cytec Industries, Inc.                 11,700         368
 Ferro Corporation                       11,400         344

                                                    Market
                                      Shares/       Value
 Common Stock (98.2%)                   Par        (000's)
 ----------------------------------------------------------
 Materials continued
 *FMC Corporation                        10,100    $    305
 *GrafTech International, Ltd.           16,400         202
 H.B. Fuller Company                      8,300         243
 IMC Global, Inc.                        33,700         421
 Longview Fibre Company                  15,000         141
 The Lubrizol Corporation                15,000         503
 Lyondell Chemical Company               34,500         521
 Martin Marietta Materials, Inc.         14,200         554
 Minerals Technologies, Inc.              5,700         281
 Olin Corporation                        13,700         303
 P.H. Glatfelter Company                 12,500         235
 *Packaging Corporation of
  America                                31,000         617
 Potlatch Corporation                     8,300         282
 Rayonier, Inc.                           8,000         393
 RPM, Inc.                               33,000         503
 Solutia, Inc.                           30,700         216
 Sonoco Products Company                 28,100         796
 The Valspar Corporation                 14,600         659
 Wausau-Mosinee Paper Corporation        15,100         182
                                                   --------
     TOTAL                                           11,741
                                                   --------

 Telecommunication Services (0.6%)
 *Broadwing, Inc.                        64,200         167
 *Price Communications
  Corporation                            16,100         258
 Telephone and Data Systems, Inc.        17,200       1,041
                                                   --------
     TOTAL                                            1,466
                                                   --------

 Utilities (6.8%)
 AGL Resources, Inc.                     16,300         378
 ALLETE, Inc.                            24,700         669
 Alliant Energy Corporation              25,700         660
 American Water Works Company,
  Inc.                                   29,300       1,267
 Aquila, Inc.                            41,200         330
 Black Hills Corporation                  7,800         270
 Cleco Corporation                       13,200         289
 Conectiv                                21,100         537
 DPL, Inc.                               37,100         982
 DQE, Inc.                               16,400         230
 Energy East Corporation                 34,300         775
 Great Plains Energy Incorporated        18,200         370
 Hawaiian Electric Industries,
  Inc.                                   10,600         451
 IDACORP, Inc.                           11,000         303
 MDU Resources Group, Inc.               20,500         539
 National Fuel Gas Company               23,400         527
 Northeast Utilities                     41,100         773
 NSTAR                                   15,600         699
 OGE Energy Corp.                        22,900         523
 ONEOK, Inc.                             17,500         384
 PNM Resources, Inc.                     11,500         278
 Potomac Electric Power Company          25,900         556
 Puget Energy, Inc.                      25,400         525
 Questar Corporation                     23,900         590
 SCANA Corporation                       30,700         949
 Sierra Pacific Resources                29,981         234
 Vectren Corporation                     19,900         499
 Westar Energy, Inc.                     20,600         316

 Index 400 Stock Portfolio




                                                    Market
                                      Shares/       Value
 Common Stock (98.2%)                   Par        (000's)
 ----------------------------------------------------------
 Utilities continued
 WGL Holdings, Inc.                      14,300    $    370
 #Wisconsin Energy Corporation           34,200         864
 WPS Resources Corporation                9,000         367
                                                   --------
     TOTAL                                           16,504
                                                   --------

     TOTAL COMMON STOCK (COST:
      $242,945)                                     238,403
                                                   --------
 Money Market Investments (1.8%)
 ----------------------------------------------------------
 Federal Government & Agencies (1.8%)
 #Federal National Mortgage
  Association, 1.73%, 7/31/02        $3,000,000       2,995
 #Federal National Mortgage
  Association, 1.74%, 7/1/02          1,400,000       1,400
                                                   --------

     TOTAL MONEY MARKET
      INVESTMENTS
      (COST: $4,395)                                  4,395
                                                   --------

     TOTAL INVESTMENTS (100.0%)
      (COST $247,340)!                              242,798
                                                   --------

     OTHER ASSETS, LESS LIABILITIES (0.0%)               84
                                                   --------

     TOTAL NET ASSETS (100.0%)                     $242,882
                                                   --------

! At 6/30/02 the aggregate cost of securities for federal tax purposes was $247,340 and the net unrealized depreciation of investments based on that cost was $4,542 which is comprised of $30,478 aggregate gross unrealized appreciation and $35,020 aggregate gross unrealized depreciation.

*  Non-Income Producing

# All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below:

                                                     Unrealized
                                                   Appreciation/
                          Number of   Expiration   (Depreciation)
   Issuer (000's)         Contracts      Date         (000's)
   --------------------------------------------------------------
   Midcap 400 Index
    Futures                  20          9/02          $(109)
   (Total Notional Value
    at 6/30/02 $5,012)

    The Accompanying Notes are an Integral Part of the Financial Statements

 Growth Stock Portfolio


------------------------------------------------------------------------------------------------------------------------
Objective:                               Portfolio Strategy:                                         Net Assets:
Long-term appreciation of capital        Hold a diversified mix of high quality growth stocks of     $631.24 million
with moderate risk                       medium and large companies with above-average potential
                                         for earnings growth.

The Growth Stock Portfolio is invested in high quality companies of large to medium capitalization with strong financial characteristics and the ability to generate internal growth. A key factor in stock selection is the choice of industries with good earnings potential, based on analysis of economic trends to determine their impact on various sectors of the economy. Stock selection is made through "top down" analysis: first industry and market sector choices are made based on the economic environment, and then the most promising companies within each sector are selected as holdings. A strategy of this portfolio is to go beyond the most familiar "blue chip" names to seek out medium-sized companies with strong positions in their markets whose stock prices do not reflect their potential for growth. Diversification across 70 to 90 stocks in a wide range of industry groups reduces the Portfolio's risk profile. Holdings are concentrated in high quality, well-financed companies with consistent, visible earnings growth that is not highly dependent upon economic trends, a strategy that has proven successful in a variety of market conditions.

Like essentially all equity funds, the Growth Stock Portfolio had negative total return for the 12 months ended June 2002. For this period, the Portfolio performed better than the S&P 500 Index, with a return of -14.74% versus -17.99% for the Index. The favorable relative performance in this difficult market resulted from advantageous sector selection, as well as the basic characteristics of stocks in the Portfolio.

Areas of emphasis are the consumer basic and consumer discretionary sectors, where the Portfolio is substantially overweighted relative to the S&P 500 Index at June 30. Within these sectors, major holdings include retailers Kohl's, Walgreens and Wal-Mart, as well as PepsiCo and Harley-Davidson. Other holdings that exhibited strength were American Standard and PPG, which are benefiting from the continued strength in the housing industry. Major holdings in financial services, a sector that has performed relatively well, include Fifth Third Bank, Wells Fargo and Principal Financial Group.

Health care has been among the weaker sectors, as drug companies are undergoing increasing FDA scrutiny; the Portfolio has been underweighted in health care pending a more neutral environment. The Portfolio is close to a market weight in energy, which has been a defensive corner of the market. Performance benefited from underweighted positions in technology and telecommunications, two formerly vibrant sectors that continue to weaken; however, the largest technology holding, Microsoft, has held up relatively well.

[PIE CHART]                SECTOR ALLOCATION 6/30/02

                         CONSUMER      CONSUMER                              HEALTH                   INFORMATION
                       DISCRETIONARY    STAPLES     ENERGY     FINANCIALS     CARE      INDUSTRIALS   TECHNOLOGY    MATERIALS
                       -------------   --------     ------     ----------    ------     -----------   -----------   ---------
Sector Allocation          25.00         13.00       7.00        16.00        10.00         8.00         12.00        4.00

                         SHORT-
                          TERM
                       INVESTMENTS
                       -----------
Sector Allocation          5.00

 TOP 10 EQUITY HOLDINGS  6/30/02

   COMPANY                                         % OF TOTAL NET ASSETS
   -------------------------------------------------------------------------
   Kohl's Corporation                                               3.1%
   -------------------------------------------------------------------------
   Microsoft Corporation                                            3.0%
   -------------------------------------------------------------------------
   PepsiCo, Inc.                                                    2.7%
   -------------------------------------------------------------------------
   Fiserv, Inc.                                                     2.7%
   -------------------------------------------------------------------------
   Harley-Davidson, Inc.                                            2.7%
   -------------------------------------------------------------------------
   Fifth Third Bancorp                                              2.5%
   -------------------------------------------------------------------------
   Walgreen Co.                                                     2.4%
   -------------------------------------------------------------------------
   Exxon Mobil Corporation                                          2.4%
   -------------------------------------------------------------------------
   Wal-Mart Stores, Inc.                                            2.3%
   -------------------------------------------------------------------------
   Pfizer, Inc.                                                     2.1%

[LINE GRAPH]                  RELATIVE PERFORMANCE

                                                                   GROWTH STOCK PORTFOLIO                 S&P 500 INDEX
                                                                   ----------------------                 -------------
5/94                                                                      10000.00                           10000.00
6/94                                                                       9884.00                            9845.00
6/95                                                                      11626.00                           12394.00
6/96                                                                      14694.00                           15604.00
6/97                                                                      18707.00                           20999.00
6/98                                                                      24730.00                           27305.00
6/99                                                                      29581.00                           33503.00
6/00                                                                      33687.00                           35952.00
6/01                                                                      28452.00                           30620.00
6/02                                                                      24258.00                           25112.00

----------------------------------------------------------
               Average Annual Total Return
             For Periods Ended June 30, 2002
                                                  Since
                          1 Year     5 Years    Inception#
----------------------------------------------------------
Growth Stock Portfolio    -14.74%    5.33%        11.47%
S&P 500 Index             -17.99%    3.64%        11.95%
----------------------------------------------------------
#Inception date of 5/3/94

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

This chart assumes an initial investment of $10,000 made on 5/3/94 (commencement of operations). Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns, which reflect deduction of charges for the separate account are shown on page 4.

 Growth Stock Portfolio




NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
June 30, 2002 (unaudited)

                                                    Market
                                      Shares/       Value
 Common Stock (94.5%)                   Par        (000's)
 ----------------------------------------------------------
 Consumer Discretionary  (25.3%)
 *AOL Time Warner, Inc.                 211,500    $  3,111
 *Barnes & Noble, Inc.                  103,200       2,728
 *Bed Bath & Beyond, Inc.                90,400       3,412
 Darden Restaurants, Inc.               267,500       6,607
 Fortune Brands, Inc.                   172,300       9,649
 Harley-Davidson, Inc.                  320,800      16,447
 The Home Depot, Inc.                   127,050       4,667
 The Interpublic Group of
  Companies, Inc.                       131,600       3,258
 *Kohl's Corporation                    275,800      19,327
 Lowe's Companies, Inc.                  86,600       3,932
 The McGraw-Hill Companies, Inc.        216,000      12,895
 The New York Times Company --
  Class A                               195,900      10,089
 Newell Rubbermaid, Inc.                310,100      10,872
 Omnicom Group, Inc.                     18,600         852
 Target Corporation                     268,500      10,230
 Tribune Company                        246,900      10,740
 *Viacom, Inc. -- Class B               172,700       7,663
 Wal-Mart Stores, Inc.                  263,700      14,506
 Wendy's International, Inc.            229,200       9,129
                                                   --------
     TOTAL                                          160,114
                                                   --------

 Consumer Staples (12.7%)
 Anheuser-Busch Companies, Inc.         209,200      10,460
 Colgate-Palmolive Company               31,000       1,552
 *Dean Foods Company                     49,500       1,846
 The Estee Lauder Companies,
  Inc. -- Class A                       230,400       8,110
 General Mills, Inc.                    206,000       9,080
 Kimberly-Clark Corporation             154,600       9,585
 Kraft Foods, Inc. -- Class A           174,400       7,142
 PepsiCo, Inc.                          359,000      17,304
 Walgreen Co.                           395,200      15,267
                                                   --------
     TOTAL                                           80,346
                                                   --------

 Energy (6.7%)
 ChevronTexaco Corporation               83,800       7,416
 Conoco, Inc.                           369,700      10,278
 EOG Resources, Inc.                    240,500       9,548
 Exxon Mobil Corporation                362,034      14,814
                                                   --------
     TOTAL                                           42,056
                                                   --------
 Financials (15.7%)
 American Express Company               160,000       5,811
 American International Group,
  Inc.                                   53,700       3,664
 The Bank of New York Company,
  Inc.                                  206,300       6,963
 The Charles Schwab Corporation         231,700       2,595
 Citigroup, Inc.                        184,633       7,155
 Fifth Third Bancorp                    235,250      15,678

                                                    Market
                                      Shares/       Value
 Common Stock (94.5%)                   Par        (000's)
 ----------------------------------------------------------
 Financials continued
 Freddie Mac                             81,000    $  4,957
 Lehman Brothers Holdings, Inc.         146,700       9,172
 Marsh & McLennan Companies,
  Inc.                                   65,400       6,318
 Morgan Stanley Dean Witter &
  Co.                                   103,000       4,437
 Northern Trust Corporation             165,500       7,292
 *Principal Financial Group,
  Inc.                                  372,200      11,538
 *Prudential Financial, Inc.            111,800       3,730
 Wells Fargo & Company                  194,800       9,752
                                                   --------
     TOTAL                                           99,062
                                                   --------

 Health Care (9.5%)
 *Amgen, Inc.                           131,100       5,490
 CIGNA Corporation                       57,100       5,563
 Eli Lilly and Company                   86,900       4,901
 Johnson & Johnson                      246,300      12,872
 Medtronic, Inc.                        280,800      12,032
 Merck & Co., Inc.                       54,800       2,775
 Pfizer, Inc.                           386,150      13,515
 UnitedHealth Group Incorporated         32,100       2,939
                                                   --------
     TOTAL                                           60,087
                                                   --------

 Industrials (8.1%)
 *American Standard Companies,
  Inc.                                  106,900       8,028
 Avery Dennison Corporation             117,700       7,386
 *FedEx Corporation                     132,000       7,049
 *Fiserv, Inc.                          460,662      16,911
 General Electric Company               395,600      11,492
                                                   --------
     TOTAL                                           50,866
                                                   --------

 Information Technology (12.4%)
 *Applied Materials, Inc.               242,500       4,612
 *Atmel Corporation                     696,200       4,358
 *Cisco Systems, Inc.                   322,000       4,492
 *Electronic Arts, Inc.                  72,900       4,815
 Electronic Data Systems
  Corporation                           238,000       8,842
 Intel Corporation                      432,700       7,905
 International Business Machines
  Corporation                            86,100       6,199
 *Microsoft Corporation                 354,300      19,174
 *NASDAQ-100 Trust, Series 1            184,200       4,806
 Nokia Corp., ADR                       197,500       2,860
 Semiconductor HOLDRS (SM) Trust        107,900       3,272
 Texas Instruments Incorporated         283,700       6,724
                                                   --------
     TOTAL                                           78,059
                                                   --------

 Materials (3.9%)
 Air Products and Chemicals,
  Inc.                                  207,800      10,488
 Ecolab, Inc.                           214,200       9,902
 PPG Industries, Inc.                    69,500       4,302
                                                   --------
     TOTAL                                           24,692
                                                   --------

 Growth Stock Portfolio


                                                    Market
                                      Shares/       Value
 Common Stock (94.5%)                   Par        (000's)
 ----------------------------------------------------------
 Telecommunication Services (0.2%)
 AT&T Corp.                             123,600    $  1,323
                                                   --------
     TOTAL                                            1,323
                                                   --------

     TOTAL COMMON STOCK (COST:
      $560,776)                                     596,605
                                                   --------
 Money Market Investments (5.5%)
 ----------------------------------------------------------
 Federal Government & Agencies (0.6%)
 #Federal National Mortgage
  Association, 1.73%, 7/31/02       $ 4,000,000       3,994
                                                   --------
     TOTAL                                            3,994
                                                   --------
 Passenger Car Rental (3.2%)
 Delaware Funding Corp., 1.79%,
  8/20/02                            20,000,000      19,948
                                                   --------
     TOTAL                                           19,948
                                                   --------

 Personal Credit Institutions (1.4%)
 Salomon Smith Barney Holdings,
  1.76%, 7/26/02                      8,600,000       8,589
                                                   --------
     TOTAL                                            8,589
                                                   --------

 Short Term Business Credit (0.3%)
 #Asset Securitization, 1.80%,
  7/19/02                             2,200,000       2,198
                                                   --------
     TOTAL                                            2,198
                                                   --------

     TOTAL MONEY MARKET INVESTMENTS
      (COST: $34,729)                                34,729
                                                   --------

     TOTAL INVESTMENTS (100.0%)
      (COST $595,505)!                              631,334
                                                   --------

     OTHER ASSETS, LESS LIABILITIES (0.0%)              (97)
                                                   --------

     TOTAL NET ASSETS (100.0%)                     $631,237
                                                   --------

! At 6/30/02 the aggregate cost of securities for federal tax purposes was $595,505 and the net unrealized appreciation of investments based on that cost was $35,829 which is comprised of $107,238 aggregate gross unrealized appreciation and $71,409 aggregate gross unrealized depreciation.

   ADR -- American Depository Receipt

*  Non-Income Producing

# All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below:

                                                     Unrealized
                                                   Appreciation /
                          Number of   Expiration   (Depreciation)
      Issuer (000's)      Contracts      Date         (000's)
   --------------------------------------------------------------
   S & P 500 Index
    Futures                  20          9/02          $(190)
   (Total Notional Value
    at 6/30/02 $5,140)

    The Accompanying Notes are an Integral Part of the Financial Statements

 J.P. Morgan Select Growth & Income Stock Portfolio


------------------------------------------------------------------------------------------------------------------------
Objective:                               Portfolio Strategy:                                         Net Assets:
Long-term growth of capital and          Actively manage a portfolio of equity securities with a     $440.80 million
income, consistent with moderate         goal of exceeding the total return of the S&P 500 Index.
investment risk

The Growth and Income Stock Portfolio invests mainly in large-capitalization stocks, with a focus on seeking the best values in the market based on long-term earnings forecasts. A sector balance very close to that of the S&P 500 Index is normally maintained, with the emphasis on undervalued stocks within each industry group; a valuation discipline mandates the sale of stocks regarded as overvalued. More focus is placed on capital appreciation and dividend growth than on current dividends. The Portfolio is normally fully invested in equity securities.

The current market environment, with stocks in almost every category down, is proving especially difficult for the management style of the Growth & Income Portfolio, which matches the sector weightings of the S&P 500 Index and focuses on selection of the best values within each sector for incremental performance. Over the last 12 months, the Portfolio's total return was -22.43%, versus -17.99% for the S&P 500 Index.

The Portfolio's performance has been penalized by several large holdings that have had problems in recent months, including Tyco, Dynegy and El Paso Corporation. Tyco recently completed the public offering of its commercial finance subsidiary, CIT Financial, though at a lower price than originally anticipated, and there is credible evidence that the company's other businesses will recover. Dynegy and El Paso Corporation, both energy trading firms, have been hurt by the similarity of their business to that of Enron; both companies have valid businesses, real assets and solid balance sheets, strengths that should eventually be reflected in their stock prices. These holdings are being retained in the Portfolio in the belief that their long-term prospects are good, despite recent disappointment.

On the positive side, the Portfolio's performance was helped by holdings in several industry groups. These include Ambac Financial Group and Capital One in financial services and Chevron in the energy sector. Other stocks that delivered solid performance were Waste Management, a formerly troubled company that has turned around, Tennant Health Care and Unilever.

The Growth and Income Stock Portfolio is managed for Northwestern Mutual by J.
P. Morgan Fleming Asset Management.

[PIE CHART]                SECTOR ALLOCATION 6/30/02

                         CONSUMER      CONSUMER                            HEALTH                  INFORMATION
                       DISCRETIONARY   STAPLES     ENERGY    FINANCIALS     CARE     INDUSTRIALS   TECHNOLOGY    MATERIALS
                       -------------   --------    ------    ----------    ------    -----------   -----------   ---------
Sector Allocation          16.00         8.00       8.00        20.00      15.00        8.00          14.00        3.00

                                                         SHORT-
                       TELECOMMUNICATION                  TERM
                           SERVICES        UTILITIES   INVESTMENTS
                       -----------------   ---------   -----------
Sector Allocation            3.00            3.00         2.00

 TOP 10 HOLDINGS 6/30/02

   COMPANY                                              % OF NET ASSETS
   ------------------------------------------------------------------------
   General Electric Company                                        4.0%
   ------------------------------------------------------------------------
   Citigroup, Inc.                                                 3.8%
   ------------------------------------------------------------------------
   Microsoft Corporation                                           3.5%
   ------------------------------------------------------------------------
   Exxon Mobil Corporation                                         2.9%
   ------------------------------------------------------------------------
   CIGNA Corporation                                               2.8%
   ------------------------------------------------------------------------
   Fannie Mae                                                      2.7%
   ------------------------------------------------------------------------
   Ambac Financial Group, Inc.                                     2.6%
   ------------------------------------------------------------------------
   ChevronTexaco Corporation                                       2.4%
   ------------------------------------------------------------------------
   Pfizer, Inc.                                                    2.4%
   ------------------------------------------------------------------------
   U.S. Bancorp                                                    2.1%

[LINE GRAPH]                  RELATIVE PERFORMANCE

                                                                 JP MORGAN SELECT GROWTH &
                                                                   INCOME STOCK PORTFOLIO                 S&P 500 INDEX
                                                                 -------------------------                -------------
5/94                                                                     10000.00                            10000.00
6/94                                                                      9784.00                             9845.00
6/95                                                                     11754.00                            12394.00
6/96                                                                     14099.00                            15604.00
6/97                                                                     18641.00                            20999.00
6/98                                                                     23288.00                            27305.00
6/99                                                                     27927.00                            33503.00
6/00                                                                     26783.00                            35952.00
6/01                                                                     24529.00                            30620.00
6/02                                                                     19028.00                            25112.00

-------------------------------------------------------------------
                    Average Annual Total Return
                  For Periods Ended June 30, 2002
                                                           Since
                                   1 Year     5 Years    Inception#
-------------------------------------------------------------------
J.P. Morgan Select Growth &
 Income Stock Portfolio            -22.43%     0.41%        8.20%
S&P 500 Index                      -17.99%     3.64%       11.95%
-------------------------------------------------------------------
#Inception date of 5/3/94

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

This chart assumes an initial investment of $10,000 made on 5/3/94 (commencement of operations). Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns, which reflect deduction of charges for the separate account are shown on page 4.

 J.P. Morgan Select Growth & Income Stock Portfolio


NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
June 30, 2002 (unaudited)

                                                    Market
                                      Shares/       Value
       Common Stock (98.5%)             Par        (000's)
 ----------------------------------------------------------
 Consumer Discretionary (16.0%)
 *Abercrombie & Fitch
  Co. -- Class A                         94,700    $  2,284
 *AOL Time Warner, Inc.                 307,100       4,517
 *Comcast Corporation -- Class A         69,000       1,617
 *Costco Wholesale Corporation           87,900       3,395
 *Federated Department Stores,
  Inc.                                   37,900       1,505
 *Gemstar-TV Guide International,
  Inc.                                  108,600         585
 The Home Depot, Inc.                   189,900       6,975
 *Jones Apparel Group, Inc.             105,900       3,971
 *Lear Corporation                       75,600       3,497
 *Liberty Media
  Corporation -- Class A                645,200       6,129
 Marriott International,
  Inc. -- Class A                        54,100       2,059
 Mattel, Inc.                           147,900       3,118
 NIKE, Inc. -- Class B                   34,900       1,872
 Target Corporation                     178,400       6,797
 The TJX Companies, Inc.                329,100       6,454
 Tribune Company                         58,200       2,532
 *Viacom, Inc. -- Class B                86,500       3,838
 Wal-Mart Stores, Inc.                  167,500       9,213
                                                   --------
     TOTAL                                           70,358
                                                   --------
 Consumer Staples (8.1%)
 The Coca-Cola Company                  147,000       8,231
 The Gillette Company                   194,800       6,598
 Kraft Foods, Inc. -- Class A            85,800       3,514
 Philip Morris Companies, Inc.          113,200       4,945
 The Procter & Gamble Company            86,200       7,698
 Unilever NV, ADR                        71,100       4,607
                                                   --------
     TOTAL                                           35,593
                                                   --------
 Energy (7.5%)
 ChevronTexaco Corporation              120,900      10,700
 Conoco, Inc.                           127,100       3,533
 Devon Energy Corporation                33,100       1,631
 Dynegy, Inc. -- Class A                127,000         914
 Exxon Mobil Corporation                308,954      12,643
 GlobalSantaFe Corporation               80,951       2,214
 Valero Energy Corporation               33,900       1,269
                                                   --------
     TOTAL                                           32,904
                                                   --------

 Financials (19.3%)
 The Allstate Corporation               120,200       4,445
 Ambac Financial Group, Inc.            171,425      11,520
 Bank One Corporation                   142,500       5,483
 Capital One Financial
  Corporation                           111,000       6,777
 The Charles Schwab Corporation         160,100       1,793
 Citigroup, Inc.                        430,856      16,696
 Countrywide Credit Industries,
  Inc.                                  100,900       4,868
 *E*TRADE Group, Inc.                    97,300         531
 Fannie Mae                             160,800      11,859
 The Goldman Sachs Group, Inc.           75,600       5,545
 U.S. Bancorp                           404,232       9,439

                                                    Market
                                      Shares/       Value
       Common Stock (98.5%)             Par        (000's)
 ----------------------------------------------------------
 Financials continued
 Wachovia Corporation                    63,000    $  2,405
 Washington Mutual, Inc.                101,500       3,767
                                                   --------
     TOTAL                                           85,128
                                                   --------

 Health Care (15.4%)
 Abbott Laboratories                     35,300       1,329
 *Amgen, Inc.                            80,300       3,363
 Applera Corporation -- Applied
  Biosystems Group                       82,300       1,604
 Baxter International, Inc.              64,200       2,854
 CIGNA Corporation                      126,300      12,303
 Eli Lilly and Company                  127,500       7,191
 *Human Genome Sciences, Inc.            34,966         469
 Johnson & Johnson                      116,950       6,112
 Merck & Co., Inc.                       83,200       4,213
 Pfizer, Inc.                           305,100      10,679
 Pharmacia Corporation                  118,952       4,455
 Schering-Plough Corporation            133,700       3,289
 *Tenet Healthcare Corporation           45,400       3,248
 Wyeth                                  133,200       6,820
                                                   --------
     TOTAL                                           67,929
                                                   --------

 Industrials (8.4%)
 *Cendant Corporation                   237,604       3,773
 General Electric Company               600,600      17,448
 Goodrich Corporation                    44,100       1,205
 Tyco International, Ltd.               454,292       6,137
 United Technologies Corporation         37,700       2,560
 Waste Management, Inc.                 230,517       6,005
                                                   --------
     TOTAL                                           37,128
                                                   --------

 Information Technology (13.8%)
 Accenture LTD -- Class A                87,400       1,661
 *Altera Corporation                    127,700       1,737
 *Applied Materials, Inc.                68,300       1,299
 *BEA Systems, Inc.                      70,000         659
 *CIENA Corporation                      78,400         328
 *Cisco Systems, Inc.                   512,600       7,150
 *Dell Computer Corporation             125,400       3,278
 Harris Corporation                      10,100         366
 Hewlett-Packard Company                170,802       2,610
 Intel Corporation                      411,200       7,512
 International Business Machines
  Corporation                            91,300       6,574
 *Microsoft Corporation                 282,200      15,272
 Motorola, Inc.                         201,300       2,903
 *NCR Corporation                       136,100       4,709
 *Oracle Corporation                    122,200       1,157
 *QUALCOMM, Inc.                         65,000       1,787
 *Sun Microsystems, Inc.                350,800       1,758
                                                   --------
     TOTAL                                           60,760
                                                   --------

 J.P. Morgan Select Growth & Income Stock Portfolio




                                                    Market
                                      Shares/       Value
       Common Stock (98.5%)             Par        (000's)
 ----------------------------------------------------------
 Materials (3.3%)
 Alcoa, Inc.                            148,164    $  4,911
 Allegheny Technologies
  Incorporated                          124,605       1,969
 The Dow Chemical Company                88,100       3,029
 Monsanto Company                       105,217       1,873
 Temple-Inland, Inc.                     47,600       2,754
                                                   --------
     TOTAL                                           14,536
                                                   --------
 Telecommunication Services (3.4%)
 *American Tower Corporation --
  Class A                               249,900         862
 *AT&T Wireless Services, Inc.          269,300       1,575
 SBC Communications, Inc.               155,810       4,752
 *Sprint Corporation (PCS Group)        412,900       1,846
 Verizon Communications, Inc.           151,248       6,073
                                                   --------
     TOTAL                                           15,108
                                                   --------

 Utilities (3.3%)
 DTE Energy Company                      78,500       3,504
 El Paso Corporation                    156,800       3,232
 PG&E Corporation                       233,115       4,170
 Pinnacle West Capital
  Corporation                            94,200       3,721
                                                   --------
     TOTAL                                           14,627
                                                   --------

     TOTAL COMMON STOCK (COST:
      $535,582)                                     434,071
                                                   --------
                                                    Market
                                      Shares/       Value
 Money Market Investments (1.6%)        Par        (000's)
 ----------------------------------------------------------
 Federal Government & Agencies (0.1%)
 Federal National Mortgage
  Association, 1.74%, 7/1/02         $  600,000    $    600
                                                   --------
     TOTAL                                              600
                                                   --------
 Miscellaneous Business Credit Institutions (1.5%)
 Quincy Capital Corp., 1.78%,
  7/22/02                             6,500,000       6,493
                                                   --------
     TOTAL                                            6,493
                                                   --------

     TOTAL MONEY MARKET
      INVESTMENTS (COST: $7,093)                      7,093
                                                   --------

     TOTAL INVESTMENTS (100.1%)
      (COST $542,675)!                              441,164
                                                   --------

     OTHER ASSETS, LESS LIABILITIES (-0.1%)            (369)
                                                   --------

     TOTAL NET ASSETS (100.0%)                     $440,795
                                                   --------

! At 6/30/02 the aggregate cost of securities for federal tax purposes was $542,675 and the net unrealized depreciation of investments based on that cost was $101,511 which is comprised of $30,144 aggregate gross unrealized appreciation and $131,655 aggregate gross unrealized depreciation.

   ADR -- American Depository Receipt

*  Non-Income Producing

    The Accompanying Notes are an Integral Part of the Financial Statements

 Capital Guardian Domestic Equity Portfolio


------------------------------------------------------------------------------------------------------------------------
Objective:                               Portfolio Strategy:                                         Net Assets:
Long-term growth of capital and          Invest in larger American companies that exhibit value      $61.40 million
income                                   characteristics relative to S&P 500 Index.

The Capital Guardian Domestic Equity Portfolio invests mainly in large companies with well-known names, proven track records, and a history of dividends. This value-oriented Portfolio emphasizes stocks that have lower price-earnings ratios, lower price to book value ratios, and higher dividend yields than the S&P 500 Index.

The selection process focuses on individual stocks that are underpriced relative to their inherent value and long-term prospects, based largely on Capital Guardian's solid research capabilities. Industry selection receives minor consideration, and industry weightings may diverge significantly from the major market indices. At the end of June 2002, the Portfolio was overweighted relative to the index in financial services, industrials, materials and utilities, and underweighted in consumer stocks, health care and information technology. The overweighted positions in cyclical industries are held in the belief that these stocks stand to benefit as the economic recovery progresses.

Like essentially all equity funds, the Portfolio had negative total return for the last year. Since July 31, 2001, when the Portfolio was established , the Portfolio performed better than its benchmark, the S&P 500 Index, with a return of -12.33% versus -18.28% for the Index.

Among major holdings, solid performance was provided by two banks, J.P. Morgan Chase and Bank One, both of which should soon realize the benefits of major mergers and management changes that have taken place in the last few years. Other large holdings that have performed relatively well include United Technologies and Air Products and Chemicals, both of which have a combination of stable service lines and product lines that stand to benefit from an improving economy.

A core holding that has underperformed in recent months is General Electric, a stock that has been penalized by questions raised about the propriety of the company's accounting practices. This stock provides an example of the value of the thorough independent research conducted by the Portfolio's management team, which has great confidence in GE's long-term prospects, based not only on the company's business positions but also on a strong culture of integrity and competitiveness.

The Capital Guardian Domestic Equity Portfolio is managed for Northwestern Mutual by Capital Guardian Trust Company.

[PIE CHART]                SECTOR ALLOCATION 6/30/02

                         CONSUMER      CONSUMER                            HEALTH                  INFORMATION
                       DISCRETIONARY   STAPLES     ENERGY    FINANCIALS     CARE     INDUSTRIALS   TECHNOLOGY    MATERIALS
                       -------------   --------    ------    ----------    ------    -----------   -----------   ---------
Sector Allocation          9.00          6.00       9.00        23.00       6.00        17.00         5.00         8.00

                                                         SHORT-
                       TELECOMMUNICATION                  TERM
                           SERVICES        UTILITIES   INVESTMENTS
                       -----------------   ---------   -----------
Sector Allocation            4.00            7.00         6.00

 TOP 10 EQUITY HOLDINGS 6/30/02

   COMPANY                                         % OF TOTAL NET ASSETS
   -------------------------------------------------------------------------
   J.P. Morgan Chase & Co.                                          4.7%
   -------------------------------------------------------------------------
   Air Products and Chemicals, Inc.                                 3.7%
   -------------------------------------------------------------------------
   United Technologies Corporation                                  3.5%
   -------------------------------------------------------------------------
   Bank One Corporation                                             3.3%
   -------------------------------------------------------------------------
   Washington Mutual, Inc.                                          3.0%
   -------------------------------------------------------------------------
   Becton, Dickinson and Company                                    2.6%
   -------------------------------------------------------------------------
   General Electric Company                                         2.6%
   -------------------------------------------------------------------------
   Unocal Corporation                                               2.3%
   -------------------------------------------------------------------------
   Knight-Ridder, Inc.                                              2.3%
   -------------------------------------------------------------------------
   Campbell Soup Company                                            2.3%

[LINE GRAPH]                  RELATIVE PERFORMANCE

                                                              CAPITAL GUARDIAN DOMESTIC EQUITY
                                                                         PORTFOLIO                        S&P 500 INDEX
                                                              --------------------------------            -------------
7/01                                                                      10000.00                           10000.00
6/02                                                                       8767.00                            8172.00

--------------------------------------------------------
                      Total Return
             For Period Ended June 30, 2002
                                                Since
                                              Inception#
--------------------------------------------------------
Capital Guardian Domestic Equity Portfolio     -12.33%
S&P 500 Index                                  -18.28%
--------------------------------------------------------
#Inception date of 7/31/01, returns not annualized

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

This chart assumes an initial investment of $10,000 made on 7/31/01 (commencement of operations). Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns, which reflect deduction of charges for the separate account are shown on page 4.

 Capital Guardian Domestic Equity Portfolio




NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
June 30, 2002 (unaudited)

                                                    Market
                                       Shares/       Value
 Preferred Stock (2.1%)                  Par        (000's)
 ----------------------------------------------------------
 Consumer Discretionary (2.1%)
 Ford Motor Company Capital Trust
  II                                      22,500    $ 1,266
                                                    -------

     TOTAL PREFERRED STOCK
      (COST: $1,176)                                  1,266
                                                    -------
 Common Stock (92.3%)
 ----------------------------------------------------------
 Consumer Discretionary (7.2%)
 *Autonation, Inc.                        23,000        334
 Carnival Corporation                     43,900      1,216
 Ford Motor Company                       21,300        341
 Gannett Co., Inc.                         3,200        243
 Knight-Ridder, Inc.                      22,500      1,416
 McDonald's Corporation                   13,300        378
 The Thomson Corporation                   9,600        303
 *TMP Worldwide, Inc.                      8,300        178
                                                    -------
     TOTAL                                            4,409
                                                    -------

 Consumer Staples (5.9%)
 Campbell Soup Company                    50,900      1,407
 General Mills, Inc.                      14,000        617
 Kraft Foods, Inc. -- Class A              4,800        197
 Philip Morris Companies, Inc.            31,400      1,372
                                                    -------
     TOTAL                                            3,593
                                                    -------

 Energy (8.9%)
 Ashland, Inc.                             3,800        154
 Baker Hughes Incorporated                22,800        759
 *BJ Services Company                      9,600        325
 Exxon Mobil Corporation                  16,000        655
 Royal Dutch Petroleum Company,
  ADR                                     15,600        862
 Shell Transport & Trading
  Company, ADR                            21,000        945
 Unocal Corporation                       38,900      1,437
 *Weatherford International, Inc.          6,900        298
                                                    -------
     TOTAL                                            5,435
                                                    -------

 Financials (22.8%)
 The Allstate Corporation                  8,700        322
 *AmeriCredit Corp.                       36,500      1,024
 Bank One Corporation                     52,500      2,020
 Citigroup, Inc.                           9,500        368
 Everest Re Group, Ltd.                   14,900        834
 The Goldman Sachs Group, Inc.             5,100        374
 The Hartford Financial Services
  Group, Inc.                              9,400        559
 Household International, Inc.            20,000        994
 J.P. Morgan Chase & Co.                  84,400      2,862
 The PMI Group, Inc.                      12,000        458
 *Principal Financial Group, Inc.          6,100        189
 SLM Corporation                           6,600        640

                                                    Market
                                       Shares/       Value
 Common Stock (92.3%)                    Par        (000's)
 ----------------------------------------------------------
 Financials continued
 *Travelers Property Casualty
  Corp.                                   14,400    $   255
 Washington Mutual, Inc.                  49,700      1,844
 Wells Fargo & Company                    15,600        781
 XL Capital, Ltd. -- Class A               6,200        525
                                                    -------
     TOTAL                                           14,049
                                                    -------

 Health Care (6.2%)
 Applera Corporation -- Applied
  Biosystems Group                        36,500        711
 Becton, Dickinson and Company            45,800      1,578
 Eli Lilly and Company                     9,800        553
 *Lincare Holdings, Inc.                  30,500        985
                                                    -------
     TOTAL                                            3,827
                                                    -------

 Industrials (16.7%)
 Canadian National Railway Company         4,500        233
 Dover Corporation                        23,600        826
 Emerson Electric Co.                      8,300        444
 Fluor Corporation                        21,100        822
 General Electric Company                 54,000      1,569
 Illinois Tool Works, Inc.                 5,000        342
 Ingersoll Rand Co. -- Class A            24,800      1,132
 Navistar International
  Corporation                             14,300        458
 Sabre Holdings
  Corporation -- Class A                  29,000      1,038
 Southwest Airlines Co.                   18,800        304
 Tyco International, Ltd.                 51,500        696
 Union Pacific Corporation                 4,600        291
 United Technologies Corporation          31,800      2,158
                                                    -------
     TOTAL                                           10,313
                                                    -------

 Information Technology (5.3%)
 *Amdocs Limited                          49,000        370
 *Applied Materials, Inc.                 44,000        837
 Hewlett-Packard Company                  62,184        950
 *KLA-Tencor Corporation                   7,700        339
 Nortel Networks Corporation              84,000        122
 *Polycom, Inc.                           36,700        440
 *VeriSign, Inc.                          29,200        210
                                                    -------
     TOTAL                                            3,268
                                                    -------

 Materials (7.8%)
 Air Products and Chemicals, Inc.         45,100      2,276
 Alcoa, Inc.                               8,600        285
 The Dow Chemical Company                  8,500        292
 E. I. du Pont de Nemours and
  Company                                 20,700        919
 Lyondell Chemical Company                23,100        349
 Nucor Corporation                         3,900        254
 OM Group, Inc.                            6,600        409
                                                    -------
     TOTAL                                            4,784
                                                    -------

 Capital Guardian Domestic Equity Portfolio


                                                    Market
                                       Shares/       Value
 Common Stock (92.3%)                    Par        (000's)
 ----------------------------------------------------------
 Real Estate Investment Trusts (0.4%)
 Equity Office Properties Trust            7,500    $   226
                                                    -------
     TOTAL                                              226
                                                    -------
 Telecommunication Services (4.3%)
 CenturyTel, Inc.                         13,700        404
 SBC Communications, Inc.                 39,300      1,199
 Sprint Corporation                       96,500      1,024
                                                    -------
     TOTAL                                            2,627
                                                    -------

 Utilities (6.8%)
 *The AES Corporation                    162,900        883
 Duke Energy Corporation                  20,400        634
 El Paso Corporation                      23,500        484
 *Kinder Morgan Management, LLC           26,946        822
 NiSource, Inc.                           45,300        989
 The Williams Companies, Inc.             59,700        358
                                                    -------
     TOTAL                                            4,170
                                                    -------

     TOTAL COMMON STOCK
      (COST: $62,737)                                56,701
                                                    -------
 Money Market Investments (5.7%)
 ----------------------------------------------------------
 Federal Government & Agencies (0.5%)
 Federal National Mortgage
  Association, 1.74%, 7/1/02          $  300,000        300
                                                    -------
     TOTAL                                              300
                                                    -------

 Finance Lessors (2.0%)
 Receivables Capital Corp., 1.81%,
  7/25/02                              1,200,000      1,199
                                                    -------
     TOTAL                                            1,199
                                                    -------

                                                    Market
                                       Shares/       Value
 Money Market Investments (5.7%)         Par        (000's)
 ----------------------------------------------------------
 Finance Services (1.6%)
 Preferred Receivable Funding,
  1.79%, 8/28/02                      $1,000,000    $   997
                                                    -------
     TOTAL                                              997
                                                    -------

 Short Term Business Credit (1.6%)
 CXC Incorporated, 1.79%, 7/31/02      1,000,000        998
                                                    -------
     TOTAL                                              998
                                                    -------

     TOTAL MONEY MARKET
      INVESTMENTS
      (COST: $3,494)                                  3,494
                                                    -------

     TOTAL INVESTMENTS (100.1%)
      (COST $67,407)!                                61,461
                                                    -------

     OTHER ASSETS, LESS LIABILITIES (-0.1%)             (64)
                                                    -------

     TOTAL NET ASSETS (100.0%)                      $61,397
                                                    -------

! At 6/30/02 the aggregate cost of securities for federal tax purposes was $67,407 and the net unrealized depreciation of investments based on that cost was $5,946 which is comprised of $1,661 aggregate gross unrealized appreciation and $7,607 aggregate gross unrealized depreciation.

   ADR -- American Depository Receipt

*  Non-Income Producing

    The Accompanying Notes are an Integral Part of the Financial Statements

 Index 500 Stock Portfolio


------------------------------------------------------------------------------------------------------------------------
Objective:                               Portfolio Strategy:                                         Net Assets:
Long-term capital appreciation           Invest in a portfolio designed to approximate the           $1.57 billion
through cost-effective participation     composition and returns of the S&P 500 Index.
in broad market performance

The Index 500 Stock Portfolio is designed to achieve results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index. As of June 30, 2002, the 500 stocks in the Index had a median market capitalization of $7.8 billion and total market value of $9,091 billion. Of the 500 stocks, 422 are listed on the New York Stock Exchange, 76 on NASDAQ, and 2 on the American Stock Exchange.

This composite of 500 stocks of large U.S.-based companies, compiled by Standard & Poor's Corporation, is generally regarded as a good proxy for the large-capitalization portion of the U.S. equity market; the Portfolio therefore enables investors to participate in overall performance of the equity market. The Portfolio continues to achieve the objective of matching the results of the S&P 500 before expenses.

[PIE CHART]                SECTOR ALLOCATION 6/30/02

                         CONSUMER      CONSUMER                              HEALTH                   INFORMATION
                       DISCRETIONARY    STAPLES     ENERGY     FINANCIALS     CARE      INDUSTRIALS   TECHNOLOGY    MATERIALS
                       -------------   --------     ------     ----------    ------     -----------   -----------   ---------
Sector Allocation          14.00         10.00       8.00        19.00        14.00        11.00         14.00        3.00

                       TELECOMMUNICATION
                           SERVICES        UTILITIES
                       -----------------   ---------
Sector Allocation             4.00           3.00

 TOP 10 HOLDINGS 6/30/02

   COMPANY                                              % OF NET ASSETS
   ------------------------------------------------------------------------
   Microsoft Corporation                                           3.2%
   ------------------------------------------------------------------------
   General Electric Company                                        3.2%
   ------------------------------------------------------------------------
   Exxon Mobil Corporation                                         3.1%
   ------------------------------------------------------------------------
   Wal-Mart Stores, Inc.                                           2.7%
   ------------------------------------------------------------------------
   Pfizer, Inc.                                                    2.4%
   ------------------------------------------------------------------------
   Citigroup, Inc.                                                 2.2%
   ------------------------------------------------------------------------
   American International Group, Inc.                              2.0%
   ------------------------------------------------------------------------
   Johnson & Johnson                                               1.8%
   ------------------------------------------------------------------------
   The Coca-Cola Company                                           1.5%
   ------------------------------------------------------------------------
   International Business Machines Corporation                     1.4%

[LINE GRAPH]                  RELATIVE PERFORMANCE

                                                                 INDEX 500 STOCK PORTFOLIO                S&P 500 INDEX
                                                                 -------------------------                -------------
6/92                                                                      10000.00                           10000.00
6/93                                                                      11241.00                           11360.00
6/94                                                                      11351.00                           11508.00
6/95                                                                      14292.00                           14488.00
6/96                                                                      17993.00                           18241.00
6/97                                                                      24189.00                           24546.00
6/98                                                                      31456.00                           31918.00
6/99                                                                      38658.00                           39163.00
6/00                                                                      41459.00                           42026.00
6/01                                                                      35520.00                           35793.00
6/02                                                                      29035.00                           29354.00

-----------------------------------------------------------
                Average Annual Total Return
              For Periods Ended June 30, 2002
                             1 Year     5 Years    10 Years
-----------------------------------------------------------
Index 500 Stock Portfolio    -18.26%     3.72%      11.25%
S&P 500 Index                -17.99%     3.64%      11.37%
-----------------------------------------------------------

On April 30, 1993, the Portfolio was indexed to approximate the performance of the Standard & Poor's 500 Composite Stock Price Index. Before that date, the Portfolio was actively managed.

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

"Standard & Poor's(R)", "S&P(R)", "S&P MidCap 400 Index", "Standard & Poor's MidCap 400 Index", "S&P 500(R)" and "Standard & Poor's 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by The Northwestern Mutual Life Insurance Company. The funds are not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

This chart assumes an initial investment of $10,000 made on 6/30/92. Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns, which reflect deduction of charges for the separate account are shown on page 4.

 Index 500 Stock Portfolio


NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
June 30, 2002 (unaudited)

                                                    Market
                                     Shares/        Value
 Common Stock (99.5%)                  Par         (000's)
 -----------------------------------------------------------
 Consumer Discretionary  (13.5%)
 American Greetings
  Corporation -- Class A                11,000    $      183
 *AOL Time Warner, Inc.                763,500        11,231
 *AutoZone, Inc.                        18,425         1,424
 *Bed Bath & Beyond, Inc.               50,100         1,891
 *Best Buy Co., Inc.                    54,750         1,987
 *Big Lots, Inc.                        19,700           388
 The Black & Decker Corporation         13,800           665
 Brunswick Corporation                  15,100           423
 Carnival Corporation                  101,109         2,800
 Centex Corporation                     10,600           613
 Circuit City Stores, Inc.              36,000           675
 *Clear Channel Communications,
  Inc.                                 103,050         3,300
 *Comcast Corporation -- Class A       163,000         3,819
 Cooper Tire & Rubber Company           12,500           257
 *Costco Wholesale Corporation          78,064         3,015
 Dana Corporation                       25,650           475
 Darden Restaurants, Inc.               30,250           747
 Delphi Automotive Systems
  Corporation                           96,587         1,275
 Dillard's, Inc. -- Class A             14,464           380
 Dollar General Corporation             57,348         1,091
 Dow Jones & Company, Inc.              14,520           703
 Eastman Kodak Company                  50,383         1,470
 Family Dollar Stores, Inc.             29,700         1,047
 *Federated Department Stores,
  Inc.                                  33,051         1,312
 Ford Motor Company                    312,394         4,998
 Fortune Brands, Inc.                   25,667         1,437
 Gannett Co., Inc.                      45,650         3,465
 The Gap, Inc.                         149,175         2,118
 General Motors Corporation             95,827         5,122
 The Goodyear Tire & Rubber
  Company                               28,100           526
 Harley-Davidson, Inc.                  52,200         2,676
 *Harrah's Entertainment, Inc.          19,350           858
 Hasbro, Inc.                           29,825           404
 Hilton Hotels Corporation              63,750           886
 The Home Depot, Inc.                  404,194        14,846
 *International Game Technology         15,400           873
 The Interpublic Group of
  Companies, Inc.                       65,100         1,612
 J. C. Penney Company, Inc.             45,550         1,003
 Johnson Controls, Inc.                 15,100         1,232
 *Jones Apparel Group, Inc.             21,600           810
 KB Home                                 8,700           448
 Knight-Ridder, Inc.                    14,550           916
 *Kohl's Corporation                    57,767         4,048
 Leggett & Platt Incorporated           33,933           794
 The Limited, Inc.                      89,205         1,900
 Liz Claiborne, Inc.                    18,100           576
 Lowe's Companies, Inc.                133,550         6,063
 Marriott International, Inc. --
  Class A                               41,600         1,583

                                                    Market
                                     Shares/        Value
 Common Stock (99.5%)                  Par         (000's)
 -----------------------------------------------------------
 Consumer Discretionary continued
 #Mattel, Inc.                          74,488    $    1,570
 The May Department Stores
  Company                               50,550         1,665
 Maytag Corporation                     13,233           564
 McDonald's Corporation                221,678         6,307
 The McGraw-Hill Companies, Inc.        33,360         1,992
 Meredith Corporation                    8,500           326
 The New York Times Company --
  Class A                               25,970         1,337
 Newell Rubbermaid, Inc.                45,992         1,612
 NIKE, Inc. -- Class B                  46,200         2,479
 Nordstrom, Inc.                        23,167           525
 *Office Depot, Inc.                    52,957           890
 Omnicom Group, Inc.                    32,100         1,470
 Pulte Corporation                      10,400           598
 RadioShack Corporation                 30,900           929
 *Reebok International, Ltd.            10,200           301
 Sears, Roebuck & Co.                   55,650         3,022
 The Sherwin-Williams Company           26,613           797
 Snap-On Incorporated                   10,017           297
 The Stanley Works                      14,650           601
 *Staples, Inc.                         79,600         1,568
 *Starbucks Corporation                 65,950         1,639
 Starwood Hotels & Resorts
  Worldwide, Inc.                       34,100         1,122
 Target Corporation                    155,757         5,934
 Tiffany & Co.                          24,967           879
 The TJX Companies, Inc.                94,100         1,845
 *TMP Worldwide, Inc.                   19,067           410
 *Toys "R" Us, Inc.                     36,150           632
 Tribune Company                        51,336         2,233
 TRW, Inc.                              21,800         1,242
 Tupperware Corporation                 10,000           208
 *Univision Communications,
  Inc. -- Class A                       39,500         1,240
 V. F. Corporation                      19,157           751
 *Viacom, Inc. -- Class B              305,848        13,570
 Visteon Corporation                    22,483           319
 Wal-Mart Stores, Inc.                 768,800        42,293
 The Walt Disney Company               351,757         6,648
 Wendy's International, Inc.            18,050           719
 Whirlpool Corporation                  11,550           755
 *Yum! Brands, Inc.                     50,280         1,471
                                                  ----------
     TOTAL                                           213,125
                                                  ----------

 Consumer Staples (9.9%)
 Adolph Coors Company -- Class B         6,200           386
 Alberto-Culver Company -- Class
  B                                      9,900           473
 Albertson's, Inc.                      70,054         2,134
 Anheuser-Busch Companies, Inc.        152,549         7,627
 Archer-Daniels-Midland Company        112,903         1,444
 Avon Products, Inc.                    40,700         2,126

 Index 500 Stock Portfolio




                                                    Market
                                     Shares/        Value
 Common Stock (99.5%)                  Par         (000's)
 -----------------------------------------------------------
 Consumer Staples continued
 Brown-Forman Corporation --
  Class B                               11,800    $      814
 Campbell Soup Company                  70,622         1,953
 The Clorox Company                     40,150         1,660
 The Coca-Cola Company                 428,575        24,001
 Coca-Cola Enterprises, Inc.            76,700         1,694
 Colgate-Palmolive Company              95,122         4,761
 ConAgra Foods, Inc.                    92,667         2,562
 CVS Corporation                        67,367         2,061
 General Mills, Inc.                    62,967         2,776
 The Gillette Company                  182,035         6,166
 H.J. Heinz Company                     60,417         2,483
 Hershey Foods Corporation              23,350         1,459
 The J.M. Smucker Company                4,488           153
 Kellogg Company                        70,157         2,516
 Kimberly-Clark Corporation             90,556         5,614
 *The Kroger Co.                       138,105         2,748
 The Pepsi Bottling Group, Inc.         49,200         1,515
 PepsiCo, Inc.                         301,830        14,549
 Philip Morris Companies, Inc.         373,722        16,325
 The Procter & Gamble Company          223,605        19,969
 *Safeway, Inc.                         86,600         2,528
 Sara Lee Corporation                  135,435         2,795
 SUPERVALU, Inc.                        22,850           561
 SYSCO Corporation                     114,725         3,123
 Unilever NV, ADR                       98,547         6,386
 UST, Inc.                              29,067           988
 Walgreen Co.                          176,246         6,808
 Winn-Dixie Stores, Inc.                24,250           378
 Wm. Wrigley Jr. Company                38,867         2,151
                                                  ----------
     TOTAL                                           155,687
                                                  ----------

 Energy (7.6%)
 Amerada Hess Corporation               15,300         1,262
 Anadarko Petroleum Corporation         42,862         2,113
 Apache Corporation                     23,660         1,360
 Ashland, Inc.                          12,000           486
 Baker Hughes Incorporated              57,930         1,928
 *BJ Services Company                   27,000           915
 Burlington Resources, Inc.             34,683         1,318
 ChevronTexaco Corporation             184,057        16,289
 Conoco, Inc.                          107,925         3,000
 Devon Energy Corporation               26,800         1,321
 Dynegy, Inc. -- Class A                60,500           436
 EOG Resources, Inc.                    19,960           792
 Exxon Mobil Corporation             1,179,956        48,284
 Halliburton Company                    74,069         1,181
 Kerr-McGee Corporation                 17,305           927
 Marathon Oil Corporation               53,409         1,448
 *Nabors Industries, Inc.               24,250           852
 *Noble Drilling Corporation            22,750           878
 Occidental Petroleum
  Corporation                           64,420         1,932
 Phillips Petroleum Company             65,787         3,874
 *Rowan Companies, Inc.                 16,150           346
 Royal Dutch Petroleum Company,
  ADR                                  366,369        20,249

                                                    Market
                                     Shares/        Value
 Common Stock (99.5%)                  Par         (000's)
 -----------------------------------------------------------
 Energy continued
 Schlumberger Limited                   99,367    $    4,621
 Sunoco, Inc.                           13,050           465
 Transocean Sedco Forex, Inc.           54,951         1,712
 Unocal Corporation                     42,067         1,554
                                                  ----------
     TOTAL                                           119,543
                                                  ----------

 Financials (19.5%)
 ACE Limited                            44,800         1,416
 AFLAC Incorporated                     90,050         2,882
 The Allstate Corporation              123,028         4,550
 Ambac Financial Group, Inc.            18,200         1,223
 American Express Company              230,175         8,360
 American International Group,
  Inc.                                 450,630        30,746
 AmSouth Bancorporation                 62,855         1,407
 Aon Corporation                        46,400         1,368
 Bank of America Corporation           271,401        19,096
 The Bank of New York Company,
  Inc.                                 127,053         4,288
 Bank One Corporation                  201,286         7,745
 BB&T Corporation                       79,500         3,069
 The Bear Stearns Companies,
  Inc.                                  17,195         1,052
 Capital One Financial
  Corporation                           37,100         2,265
 The Charles Schwab Corporation        235,739         2,640
 Charter One Financial, Inc.            38,796         1,334
 The Chubb Corporation                  29,250         2,071
 Cincinnati Financial
  Corporation                           27,880         1,297
 Citigroup, Inc.                       887,448        34,388
 Comerica Incorporated                  30,750         1,888
 Conseco, Inc.                          59,437           119
 Countrywide Credit Industries,
  Inc.                                  21,200         1,023
 Fannie Mae                            172,348        12,711
 Fifth Third Bancorp                   100,534         6,701
 First Tennessee National
  Corporation                           21,800           835
 FleetBoston Financial
  Corporation                          180,005         5,823
 Franklin Resources, Inc.               45,050         1,921
 Freddie Mac                           119,886         7,337
 Golden West Financial
  Corporation                           27,150         1,867
 The Hartford Financial Services
  Group, Inc.                           42,250         2,513
 Household International, Inc.          78,985         3,926
 Huntington Bancshares
  Incorporated                          43,342           842
 J.P. Morgan Chase & Co.               340,348        11,545
 Jefferson-Pilot Corporation            25,934         1,219
 John Hancock Financial
  Services, Inc.                        51,500         1,813
 KeyCorp                                73,075         1,995
 Lehman Brothers Holdings, Inc.         42,122         2,633
 Lincoln National Corporation           32,640         1,371
 Loews Corporation                      33,067         1,776
 Marsh & McLennan Companies,
  Inc.                                  47,390         4,578
 Marshall & Ilsley Corporation          36,900         1,141
 MBIA, Inc.                             25,550         1,444
 MBNA Corporation                      146,910         4,858
 Mellon Financial Corporation           76,168         2,394
 Merrill Lynch & Co., Inc.             145,300         5,885
 MetLife, Inc.                         125,036         3,601

 Index 500 Stock Portfolio


                                                    Market
                                     Shares/        Value
 Common Stock (99.5%)                  Par         (000's)
 -----------------------------------------------------------
 Financials continued
 MGIC Investment Corporation            18,500    $    1,254
 Moody's Corporation                    26,875         1,337
 Morgan Stanley Dean Witter &
  Co.                                  190,013         8,186
 National City Corporation             104,797         3,485
 Northern Trust Corporation             38,350         1,690
 The PNC Financial Services
  Group, Inc.                           49,667         2,597
 The Progressive Corporation            37,900         2,193
 Providian Financial Corporation        49,057           288
 Regions Financial Corporation          39,186         1,377
 SAFECO Corporation                     22,050           681
 SLM Corporation                        27,014         2,618
 SouthTrust Corporation                 59,767         1,561
 The St. Paul Companies, Inc.           35,772         1,392
 State Street Corporation               56,000         2,503
 Stilwell Financial, Inc.               38,129           694
 SunTrust Banks, Inc.                   49,733         3,368
 Synovus Financial Corp.                50,250         1,383
 T. Rowe Price Group, Inc.              21,300           700
 Torchmark Corporation                  21,450           819
 U.S. Bancorp                          329,221         7,687
 Union Planters Corporation             35,537         1,150
 UnumProvident Corporation              41,731         1,062
 Wachovia Corporation                  234,781         8,964
 Washington Mutual, Inc.               166,087         6,163
 Wells Fargo & Company                 292,380        14,637
 XL Capital, Ltd. -- Class A            22,900         1,940
 Zions Bancorporation                   15,800           823
                                                  ----------
     TOTAL                                           305,508
                                                  ----------

 Health Care (13.7%)
 Abbott Laboratories                   268,450        10,107
 Aetna, Inc.                            24,977         1,198
 Allergan, Inc.                         22,567         1,506
 AmerisourceBergen Corporation          17,900         1,360
 *Amgen, Inc.                          180,725         7,569
 Applera Corporation -- Applied
  Biosystems Group                      36,633           714
 Bausch & Lomb Incorporated              9,200           311
 Baxter International, Inc.            101,800         4,525
 Becton, Dickinson and Company          44,650         1,538
 *Biogen, Inc.                          25,500         1,056
 Biomet, Inc.                           46,545         1,262
 *Boston Scientific Corporation         69,586         2,040
 Bristol-Myers Squibb Company          333,708         8,576
 C. R. Bard, Inc.                        8,850           501
 Cardinal Health, Inc.                  77,525         4,761
 *Chiron Corporation                    32,722         1,155
 CIGNA Corporation                      24,929         2,429
 Eli Lilly and Company                 193,906        10,936
 *Forest Laboratories, Inc.             30,833         2,183
 *Genzyme Corporation                   36,600           704
 *Guidant Corporation                   52,588         1,590
 HCA, Inc.                              88,811         4,219
 *Health Management Associates,
  Inc.                                  41,700           840
 *HEALTHSOUTH Corporation               67,700           866

                                                    Market
                                     Shares/        Value
 Common Stock (99.5%)                  Par         (000's)
 -----------------------------------------------------------
 Health Care continued
 *Humana, Inc.                          29,100    $      455
 *Immunex Corporation                   94,300         2,107
 IMS Health Incorporated                50,967           915
 Johnson & Johnson                     529,137        27,654
 *King Pharmaceuticals, Inc.            42,366           943
 *Manor Care, Inc.                      17,700           407
 McKesson HBOC, Inc.                    49,605         1,622
 *MedImmune, Inc.                       42,700         1,127
 Medtronic, Inc.                       208,800         8,947
 Merck & Co., Inc.                     392,320        19,867
 Pfizer, Inc.                        1,084,436        37,956
 Pharmacia Corporation                 223,770         8,380
 *Quintiles Transnational Corp.         20,600           257
 Schering-Plough Corporation           252,550         6,213
 *St. Jude Medical, Inc.                15,000         1,108
 Stryker Corporation                    33,950         1,817
 *Tenet Healthcare Corporation          56,100         4,014
 UnitedHealth Group Incorporated        53,786         4,924
 *Watson Pharmaceuticals, Inc.          18,400           465
 *Wellpoint Health Networks,
  Inc. -- Class A                       24,900         1,937
 Wyeth                                 227,529        11,649
 Zimmer Holdings, Inc.                  33,437         1,192
                                                  ----------
     TOTAL                                           215,902
                                                  ----------

 Industrials (11.0%)
 3M Company                             67,588         8,314
 *Allied Waste Industries, Inc.         33,950           326
 *American Power Conversion
  Corporation                           33,750           426
 *American Standard Companies,
  Inc.                                  12,400           931
 *AMR Corporation                       26,700           450
 *Apollo Group, Inc. -- Class A         29,800         1,174
 Automatic Data Processing, Inc.       106,950         4,658
 Avery Dennison Corporation             18,950         1,189
 The Boeing Company                    144,476         6,501
 Burlington Northern Santa Fe
  Corporation                           66,285         1,989
 Caterpillar, Inc.                      59,288         2,902
 *Cendant Corporation                  179,933         2,857
 Cintas Corporation                     29,233         1,444
 *Concord EFS, Inc.                     87,700         2,643
 *Convergys Corporation                 29,650           578
 Cooper Industries, Ltd.                16,200           637
 Crane Co.                              10,275           261
 CSX Corporation                        36,850         1,292
 Cummins, Inc.                           7,100           235
 Danaher Corporation                    25,700         1,705
 Deere & Company                        40,960         1,962
 Delta Air Lines, Inc.                  21,267           425
 Deluxe Corporation                     11,451           445
 Dover Corporation                      34,967         1,224
 Eaton Corporation                      12,000           873
 Emerson Electric Co.                   72,550         3,882
 Equifax, Inc.                          25,000           675
 *FedEx Corporation                     51,420         2,746

 Index 500 Stock Portfolio




                                                    Market
                                     Shares/        Value
 Common Stock (99.5%)                  Par         (000's)
 -----------------------------------------------------------
 Industrials continued
 First Data Corporation                131,626    $    4,896
 *Fiserv, Inc.                          32,825         1,205
 Fluor Corporation                      13,800           538
 General Dynamics Corporation           34,800         3,701
 General Electric Company            1,713,806        49,787
 Genuine Parts Company                  30,000         1,046
 Goodrich Corporation                   17,500           478
 H&R Block, Inc.                        31,550         1,456
 Honeywell International, Inc.         140,250         4,941
 Illinois Tool Works, Inc.              52,600         3,593
 Ingersoll Rand Co. -- Class A          28,980         1,323
 ITT Industries, Inc.                   15,200         1,073
 Lockheed Martin Corporation            76,508         5,317
 Masco Corporation                      79,200         2,147
 McDermott International, Inc.          10,600            86
 Molex Incorporated                     33,550         1,125
 Navistar International
  Corporation                           10,350           331
 Norfolk Southern Corporation           66,657         1,558
 Northrop Grumman Corporation           19,000         2,375
 PACCAR, Inc.                           19,905           884
 Pall Corporation                       21,050           437
 Parker-Hannifin Corporation            20,175           964
 Paychex, Inc.                          64,635         2,022
 Pitney Bowes, Inc.                     42,037         1,670
 *Power-One, Inc.                       13,600            85
 R. R. Donnelley & Sons Company         19,434           535
 Raytheon Company                       67,400         2,747
 *Robert Half International,
  Inc.                                  30,240           705
 Rockwell Collins, Inc.                 31,650           868
 Rockwell International
  Corporation                           31,850           636
 Ryder System, Inc.                     10,500           284
 Sabre Holdings Corporation --
  Class A                               24,667           883
 Southwest Airlines Co.                132,267         2,137
 Textron, Inc.                          24,350         1,142
 Thomas & Betts Corporation             10,000           186
 Tyco International, Ltd.              344,308         4,652
 Union Pacific Corporation              42,860         2,712
 United Technologies Corporation        81,567         5,538
 W.W. Grainger, Inc.                    16,100           807
 Waste Management, Inc.                108,285         2,821
                                                  ----------
     TOTAL                                           172,435
                                                  ----------

 Information Technology (13.8%)
 *ADC Telecommunications, Inc.         136,950           314
 Adobe Systems Incorporated             40,925         1,166
 *Advanced Micro Devices, Inc.          58,600           570
 *Agilent Technologies, Inc.            79,937         1,891
 *Altera Corporation                    66,411           903
 *Analog Devices, Inc.                  62,957         1,870
 *Andrew Corporation                    16,937           243
 *Apple Computer, Inc.                  61,000         1,081
 *Applied Materials, Inc.              282,800         5,379
 *Applied Micro Circuits
  Corporation                           51,600           244
 Autodesk, Inc.                         18,934           251
 *Avaya, Inc.                           62,116           307

                                                    Market
                                     Shares/        Value
 Common Stock (99.5%)                  Par         (000's)
 -----------------------------------------------------------
 Information Technology continued
 *BMC Software, Inc.                    41,860    $      695
 *Broadcom Corporation -- Class
  A                                     45,200           793
 *CIENA Corporation                     56,700           238
 *Cisco Systems, Inc.                1,265,200        17,649
 *Citrix Systems, Inc.                  32,420           196
 Computer Associates
  International, Inc.                   99,592         1,583
 *Computer Sciences Corporation         29,450         1,408
 *Compuware Corporation                 64,357           391
 *Comverse Technology, Inc.             32,100           297
 *Conexant Systems, Inc.                44,100            71
 Corning Incorporated                  163,000           579
 *Dell Computer Corporation            449,633        11,753
 Electronic Data Systems
  Corporation                           82,967         3,082
 *EMC Corporation                      382,174         2,885
 *Gateway, Inc.                         55,850           248
 Hewlett-Packard Company               520,726         7,957
 Intel Corporation                   1,157,763        21,151
 International Business Machines
  Corporation                          297,139        21,393
 *Intuit, Inc.                          36,700         1,825
 *Jabil Circuit, Inc.                   33,967           717
 *JDS Uniphase Corporation             234,100           630
 *KLA-Tencor Corporation                32,300         1,421
 *Lexmark International Group,
  Inc. -- Class A                       22,400         1,219
 Linear Technology Corporation          54,750         1,721
 *LSI Logic Corporation                 63,300           554
 Lucent Technologies, Inc.             590,436           980
 *Maxim Integrated Products,
  Inc.                                  56,200         2,154
 *Mercury Interactive
  Corporation                           14,300           328
 *Micron Technology, Inc.              103,550         2,094
 *Microsoft Corporation                934,100        50,552
 Millipore Corporation                   8,200           262
 Motorola, Inc.                        383,877         5,536
 *National Semiconductor
  Corporation                           30,643           894
 *NCR Corporation                       16,800           581
 *Network Appliance, Inc.               57,600           715
 Nortel Networks Corporation           647,675           939
 *Novell, Inc.                          62,600           201
 *Novellus Systems, Inc.                24,700           840
 *Nvidia Corporation                    24,900           428
 *Oracle Corporation                   948,225         8,980
 *Palm, Inc.                            99,645           175
 *Parametric Technology
  Corporation                           44,880           161
 *PeopleSoft, Inc.                      52,200           777
 PerkinElmer, Inc.                      21,200           234
 *PMC-Sierra, Inc.                      28,500           264
 *QLogic Corporation                    16,050           612
 *QUALCOMM, Inc.                       132,367         3,639
 *Rational Software Corporation         33,500           275
 *Sanmina-SCI Corporation               90,200           569
 Scientific-Atlanta, Inc.               27,000           444
 *Siebel Systems, Inc.                  79,800         1,135
 *Skyworks Solutions, Inc.              15,479            86
 *Solectron Corporation                141,500           870
 *Sun Microsystems, Inc.               560,297         2,807

 Index 500 Stock Portfolio


                                                    Market
                                     Shares/        Value
 Common Stock (99.5%)                  Par         (000's)
 -----------------------------------------------------------
 Information Technology continued
 Symbol Technologies, Inc.              39,350    $      334
 Tektronix, Inc.                        15,860           297
 *Tellabs, Inc.                         70,692           447
 *Teradyne, Inc.                        31,150           732
 Texas Instruments Incorporated        299,500         7,098
 *Thermo Electron Corporation           30,700           507
 *Unisys Corporation                    55,650           501
 *VERITAS Software Corporation          69,132         1,368
 *Vitesse Semiconductor
  Corporation                           34,548           109
 *Waters Corporation                    22,600           603
 Xerox Corporation                     124,200           866
 *Xilinx, Inc.                          57,900         1,299
 *Yahoo!, Inc.                         100,300         1,480
                                                  ----------
     TOTAL                                           217,848
                                                  ----------

 Materials (3.2%)
 Air Products and Chemicals,
  Inc.                                  39,167         1,977
 Alcan, Inc.                            55,350         2,077
 Alcoa, Inc.                           146,207         4,847
 Allegheny Technologies
  Incorporated                          13,817           218
 Ball Corporation                        9,466           393
 Barrick Gold Corporation               92,421         1,755
 Bemis Company, Inc.                     9,150           435
 Boise Cascade Corporation              10,000           345
 The Dow Chemical Company              155,609         5,350
 E. I. du Pont de Nemours and
  Company                              176,828         7,850
 Eastman Chemical Company               13,325           625
 Ecolab, Inc.                           22,100         1,022
 Engelhard Corporation                  22,400           634
 *Freeport-McMoRan Copper &
  Gold, Inc. -- Class B                 24,881           444
 Georgia-Pacific Corporation            39,604           973
 Great Lakes Chemical
  Corporation                            8,700           230
 Hercules Incorporated                  18,700           217
 *Inco Limited                          31,450           712
 International Flavors &
  Fragrances, Inc.                      16,400           533
 International Paper Company            83,166         3,624
 Louisiana-Pacific Corporation          18,000           191
 MeadWestvaco Corporation               34,279         1,150
 Newmont Mining Corporation             67,580         1,779
 Nucor Corporation                      13,433           874
 *Pactiv Corporation                    27,500           655
 Phelps Dodge Corporation               15,324           631
 Placer Dome, Inc.                      56,650           635
 PPG Industries, Inc.                   29,067         1,799
 Praxair, Inc.                          27,700         1,578
 Rohm and Haas Company                  37,980         1,538
 *Sealed Air Corporation                14,421           581
 Sigma-Aldrich Corporation              12,700           637
 Temple-Inland, Inc.                     9,100           527
 United States Steel Corporation        17,050           339
 Vulcan Materials Company               17,500           767

                                                    Market
                                     Shares/        Value
 Common Stock (99.5%)                  Par         (000's)
 -----------------------------------------------------------
 Materials continued
 Weyerhaeuser Company                   37,980    $    2,425
 Worthington Industries, Inc.           14,700           266
                                                  ----------
     TOTAL                                            50,633
                                                  ----------

 Real Estate Investment Trusts (0.3%)
 Equity Office Properties Trust         71,500         2,152
 Equity Residential Properties
  Trust                                 46,700         1,343
 Plum Creek Timber Company, Inc.        31,500           967
                                                  ----------
     TOTAL                                             4,462
                                                  ----------

 Telecommunication Services (4.0%)
 ALLTEL Corporation                     53,657         2,522
 AT&T Corp.                            644,738         6,899
 *AT&T Wireless Services, Inc.         466,197         2,727
 BellSouth Corporation                 323,965        10,205
 CenturyTel, Inc.                       24,300           717
 *Citizens Communications
  Company                               48,300           404
 *Nextel Communications, Inc. --
  Class A                              137,650           442
 *Qwest Communications
  International, Inc.                  287,135           804
 SBC Communications, Inc.              578,147        17,633
 Sprint Corporation                    153,109         1,624
 *Sprint Corporation (PCS Group)       170,560           762
 Verizon Communications, Inc.          468,242        18,800
                                                  ----------
     TOTAL                                            63,539
                                                  ----------

 Utilities (3.0%)
 *The AES Corporation                   91,900           498
 Allegheny Energy, Inc.                 21,600           556
 Ameren Corporation                     23,767         1,022
 American Electric Power
  Company, Inc.                         55,540         2,223
 *Calpine Corporation                   64,060           450
 Cinergy Corp.                          28,684         1,032
 CMS Energy Corporation                 22,900           251
 Consolidated Edison, Inc.              36,650         1,530
 Constellation Energy Group,
  Inc.                                  28,200           827
 Dominion Resources, Inc.               47,695         3,157
 DTE Energy Company                     28,050         1,252
 Duke Energy Corporation               142,530         4,434
 *Edison International                  56,220           956
 El Paso Corporation                    88,071         1,815
 Entergy Corporation                    38,109         1,617
 Exelon Corporation                     55,312         2,893
 FirstEnergy Corp.                      51,365         1,715
 FPL Group, Inc.                        30,357         1,821
 KeySpan Corporation                    24,000           904
 Kinder Morgan, Inc.                    21,367           812
 *Mirant Corporation                    69,126           505
 Nicor, Inc.                             7,650           350
 NiSource, Inc.                         35,773           781
 Peoples Energy Corporation              6,100           222
 PG&E Corporation                       66,925         1,197
 Pinnacle West Capital
  Corporation                           14,600           577
 PPL Corporation                        25,234           835

 Index 500 Stock Portfolio




                                                    Market
                                     Shares/        Value
 Common Stock (99.5%)                  Par         (000's)
 -----------------------------------------------------------
 Utilities continued
 Progress Energy, Inc.                  37,692    $    1,960
 Public Service Enterprise Group
  Incorporated                          35,536         1,539
 Reliant Energy, Inc.                   51,462           870
 Sempra Energy                          35,702           790
 The Southern Company                  119,900         3,286
 TECO Energy, Inc.                      26,400           653
 TXU Corp.                              45,765         2,359
 The Williams Companies, Inc.           89,000           533
 Xcel Energy, Inc.                      68,020         1,141
                                                  ----------
     TOTAL                                            47,363
                                                  ----------

     TOTAL COMMON STOCK
      (COST $1,352,129)                            1,566,045
                                                  ----------
 Money Market Investments (0.4%)
 -----------------------------------------------------------
 Federal Government & Agencies (0.4%)
 #Federal National Mortgage
  Association, 1.73%, 7/31/02       $5,000,000         4,992
 #Federal National Mortgage
  Association, 1.74%, 7/1/02         2,000,000         2,000
                                                  ----------

     TOTAL MONEY MARKET INVESTMENTS
      (COST: $6,992)                                   6,992
                                                  ----------

     TOTAL INVESTMENTS (99.9%)
      (COST $1,359,121)!                           1,573,037
                                                  ----------

     OTHER ASSETS, LESS LIABILITIES (0.1%)             1,577
                                                  ----------

     TOTAL NET ASSETS (100.0%)                    $1,574,614
                                                  ----------

! At 6/30/02 the aggregate cost of securities for federal tax purposes was $1,359,121 and the net unrealized appreciation of investments based on that cost was $213,916 which is comprised of $453,985 aggregate gross unrealized appreciation and $240,069 aggregate gross unrealized depreciation.

   ADR -- American Depository Receipt

*  Non-Income Producing

# All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below:

                                                     Unrealized
                                                   Appreciation/
                          Number of   Expiration   (Depreciation)
   Issuer (000's)         Contracts      Date         (000's)
   --------------------------------------------------------------
   S & P 500 Index
    Futures                   33         9/02          $(190)
   (Total Notional Value
    at 6/30/02 $8,434)

    The Accompanying Notes are an Integral Part of the Financial Statements

 Asset Allocation Portfolio


------------------------------------------------------------------------------------------------------------------------
Objective:                               Portfolio Strategy:                                         Net Assets:
Realize highest total return,            Flexible policy of allocating assets among stocks, bonds    $66.24 million
including current income and capital     and cash, with mix adjusted to capitalize on changing
appreciation, consistent with            financial markets and economic conditions.
reasonable investment risk

The Asset Allocation Portfolio invests in seven categories of assets: large capitalization stocks, small capitalization stocks, foreign stocks, investment grade bonds, below investment grade bonds, convertible securities and cash equivalents. The proportion of investments in each category is adjusted as appropriate to take advantage of market trends and opportunities, and securities within each category are actively managed by a team of investment professionals. The Portfolio is managed to maintain broad diversification, while blending asset classes to achieve both capital appreciation and current income.

Comparison of returns of the Asset Allocation Portfolio with stock or bond indices is of limited usefulness because there is no such index that includes both equity and debt securities. Since July 31, 2001, when the Portfolio was established, the bond market has performed significantly better than the stock market. As expected, the Portfolio's performance was a blend of the two, with a total return of -6.83%, better than the return of -18.28% from the S&P 500 Index, but less than the return of the bond benchmark, the Merrill Lynch Domestic Master Index, which had a return of 6.38%.

The Portfolio has maintained a fairly defensive posture with regard to equities, with equity exposure near the low end of its normal range, which is 45% to 75% of assets, while taking advantage of market dips to selectively increase equity holdings. Highly volatile equity markets have created several opportunities to invest at times when the market's reaction to bad news has seemed excessive. During the second quarter of 2002, despite a recovering economy, the market's downward trend has created opportunities to add selectively to the equity position. At the end of June, the equity exposure is a fairly neutral 60%. Positions have been increased in international stocks and small-cap stocks, which have performed better than large-cap stocks; international and small-cap are now a modestly higher percentage of the total equity position than usual.

The bond portion of the Portfolio has outperformed stocks in recent months, demonstrating the value of broad diversification across market sectors. Bond performance benefited from an overweighted position in mortgage-backed securities and an underweighted position in corporate bonds. The emphasis on high quality companies in both the equity and the fixed-income sectors of the Portfolio has helped performance, as the market has reacted very negatively to any suggestion of financial problems.

At the end of June, the valuation model that guides the Portfolio's strategy is essentially neutral. The current asset mix will likely be maintained in the immediate future, with adjustments made as weakness in either equity or fixed-income markets creates buying opportunities.

[PIE CHART]                SECTOR ALLOCATION 6/30/02

                                                                                                            BELOW
                                  LARGE CAP         SMALL CAP                          INVESTMENT        INVESTMENT
                                   STOCKS            STOCKS        FOREIGN STOCKS      GRADE BONDS       GRADE BONDS
                                  ---------         ---------      --------------      -----------       -----------
Sector Allocation                   33.00             13.00             14.00             23.00             9.00


                                 SHORT-TERM
                                 INVESTMENTS
                                 -----------
Sector Allocation                   8.00

[LINE GRAPH]                  RELATIVE PERFORMANCE

                                                                            7/01                               6/02
                                                                            ----                               ----
Asset Allocation Portfolio                                                 10000                               9317
S&P 500 Index                                                              10000                               8172
Merrill Lynch Domestic Master Index                                        10000                              10638
Merrill Lynch 91-Day T-Bill Index                                          10000                              10230

----------------------------------------------------
                    Total Return
           For Period Ended June 30, 2002
                                            Since
                                          Inception#
----------------------------------------------------
Asset Allocation Portfolio                  -6.83%
S&P 500 Index                              -18.28%
Merrill Lynch Domestic Master Index          6.38%
Merrill Lynch 91-Day T-Bill Index            2.30%
----------------------------------------------------
#Inception date of 7/31/01, returns not annualized

In the graph, the Fund is compared against three indices representing the three major components of the Fund: equities, fixed income and cash equivalent investments. The indices cannot be invested in directly and do not include sales charges.

The Standard & Poor's 500(R) Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The Merrill Lynch Domestic Master Index is an unmanaged market value weighted index comprised of U.S. government, mortgage and investment-grade corporate bonds. The Index measures the income provided by, and the price changes of, the underlying securities.

The Merrill Lynch 91-Day T-Bill Index is comprised of a single issue purchased at the beginning of each month and held for a full month. The issue selected at each month-end rebalancing is the outstanding Treasury bill that matures closest to, but not beyond, three months from the rebalancing date.

This chart assumes an initial investment of $10,000 made on 7/31/01 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns, which reflect deduction of charges for the separate account are shown on page 4.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards. Small-cap stocks also may carry additional risk. Small or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative.

 Asset Allocation Portfolio




NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
June 30, 2002 (unaudited)

                                                    Market
                                       Shares/       Value
  Preferred Stock (0.1%)                 Par        (000's)
  ---------------------------------------------------------
  Technology (0.1%)
  Cable (0.1%)
  CSC Holdings, Inc. -- Series M             500    $    31
                                                    -------
      TOTAL                                              31
                                                    -------

  Telecommunications Wireless: Towers (0.0%)
  **Crown Castle International
   Corp.                                     451         22
                                                    -------
      TOTAL                                              22
                                                    -------
      TOTAL TECHNOLOGY                                   53
                                                    -------
  Transport Services (0.0%)
  **American Commercial Lines LLC            249         15
                                                    -------
      TOTAL TRANSPORT SERVICES                           15
                                                    -------

      TOTAL PREFERRED STOCK
       (COST: $105)                                      68
                                                    -------
  Domestic Common Stocks & Warrants (37.2%)
  ---------------------------------------------------------
  Large Cap Common Stock (23.9%)
  ---------------------------------------------------------
  Consumer Discretionary (5.7%)
  *AOL Time Warner, Inc.                   3,250         48
  Darden Restaurants, Inc.                 2,400         59
  Fairmont Hotels & Resorts, Inc.          2,500         64
  Fortune Brands, Inc.                     6,500        364
  Gannett Co., Inc.                        2,500        190
  Harley-Davidson, Inc.                    8,300        427
  The Home Depot, Inc.                     5,000        184
  *Kohl's Corporation                      5,500        385
  Luxottica Group SPA, ADR                 5,950        113
  The McGraw-Hill Companies, Inc.          5,500        328
  Newell Rubbermaid, Inc.                  6,500        228
  Omnicom Group, Inc.                      2,600        119
  Target Corporation                       5,500        210
  Tribune Company                          5,000        218
  *Viacom, Inc. -- Class B                 4,000        177
  Wal-Mart Stores, Inc.                    8,500        469
  Wendy's International, Inc.              5,200        207
                                                    -------
      TOTAL                                           3,790
                                                    -------
  Consumer Staples (2.9%)
  Anheuser-Busch Companies, Inc.           7,000        350
  Colgate-Palmolive Company                  800         40
  *Cott Corporation                        5,000         95
  The Estee Lauder Companies,
   Inc. -- Class A                         6,500        229
  General Mills, Inc.                      1,700         75
  Kimberly-Clark Corporation               4,000        248
  Kraft Foods, Inc. -- Class A             3,200        131

                                                    Market
                                       Shares/       Value
  Large Cap Common Stock (23.9%)         Par        (000's)
  ---------------------------------------------------------
  Consumer Staples continued
  PepsiCo, Inc.                            7,000    $   337
  Walgreen Co.                            10,000        386
                                                    -------
      TOTAL                                           1,891
                                                    -------

  Energy (1.5%)
  ChevronTexaco Corporation                3,300        292
  EOG Resources, Inc.                      5,000        199
  Exxon Mobil Corporation                 12,000        491
                                                    -------
      TOTAL                                             982
                                                    -------

  Financials (4.2%)
  American International Group,
   Inc.                                    4,500        307
  The Bank of New York Company,
   Inc.                                    6,000        203
  The Chubb Corporation                    3,000        212
  Citigroup, Inc.                          4,200        163
  Fifth Third Bancorp                      6,500        432
  Freddie Mac                              3,000        184
  The Goldman Sachs Group, Inc.            2,500        183
  Household International, Inc.            2,400        119
  Lehman Brothers Holdings, Inc.           1,500         94
  Manulife Financial Corporation           3,600        103
  Marsh & McLennan Companies, Inc.         1,300        126
  Morgan Stanley Dean Witter & Co.         4,000        172
  Northern Trust Corporation               2,900        128
  The PNC Financial Services
   Group, Inc.                             2,100        110
  Wells Fargo & Company                    5,000        250
                                                    -------
      TOTAL                                           2,786
                                                    -------

  Health Care (3.0%)
  Abbott Laboratories                      2,500         94
  *Amgen, Inc.                             6,500        272
  Baxter International, Inc.               5,500        244
  *Biovail Corporation                     2,700         78
  Johnson & Johnson                        6,500        340
  Medtronic, Inc.                          8,000        343
  Pfizer, Inc.                            12,000        421
  ResMed, Inc.                             1,500         44
  *Taro Pharmaceutical Industries,
   Ltd.                                    2,400         59
  UnitedHealth Group Incorporated            800         73
                                                    -------
      TOTAL                                           1,968
                                                    -------

  Industrials (1.7%)
  *Canadian National Railway
   Company                                 3,500        181
  General Electric Company                19,000        551
  Paychex, Inc.                            2,400         75
  Raytheon Company                         4,000        163
  Union Pacific Corporation                2,500        158
                                                    -------
      TOTAL                                           1,128
                                                    -------

 Asset Allocation Portfolio


                                                    Market
                                       Shares/       Value
  Large Cap Common Stock (23.9%)         Par        (000's)
  ---------------------------------------------------------
  Information Technology (2.7%)
  *Applied Materials, Inc.                 7,500    $   143
  *Au Optronics, ADR                       4,000         33
  *Cisco Systems, Inc.                    12,000        167
  Electronic Data Systems
   Corporation                             3,300        123
  Flextronics International, Ltd.          2,700         19
  Intel Corporation                       11,100        203
  International Business Machines
   Corporation                             2,300        166
  *Microsoft Corporation                  10,500        569
  *Nokia Corp., ADR                        3,200         46
  *PeopleSoft, Inc.                        3,000         45
  *Riverdeep Group, ADR                    3,000         47
  Texas Instruments Incorporated           9,000        213
                                                    -------
      TOTAL                                           1,774
                                                    -------

  Materials (1.7%)
  Air Products and Chemicals, Inc.         5,000        252
  Alcoa, Inc.                              8,000        265
  The Dow Chemical Company                 6,000        206
  Ecolab, Inc.                             6,000        278
  Weyerhaeuser Company                     2,300        147
                                                    -------
      TOTAL                                           1,148
                                                    -------
  Technology (0.4%)
  *QUALCOMM, Inc.                          3,000         82
  Semiconductor Holders (SM) Trust         5,400        164
                                                    -------
      TOTAL                                             246
                                                    -------

  Telecommunication Services (0.1%)
  Verizon Communications, Inc.             1,700         68
                                                    -------
      TOTAL                                              68
                                                    -------

      TOTAL LARGE CAP COMMON STOCK                   15,781
                                                    -------
  Small Cap Common Stock (13.3%)
  ---------------------------------------------------------
  Consumer Discretionary (2.7%)
  *Aeropostale, Inc.                         100          3
  AnnTaylor Stores Corporation             3,850         98
  *Catalina Marketing Corporation          3,900        110
  *CDW Computer Centers, Inc.              1,500         70
  *Coach, Inc.                             2,100        115
  *Entercom Communications
   Corp. -- Class A                        1,400         64
  The Gymboree Corporation                 7,700        123
  *Hispanic Broadcasting
   Corporation -- Class A                  1,900         50
  *Jones Apparel Group, Inc.               1,900         71
  *Lamar Advertising Company --
   Class A                                 2,100         78
  Leggett & Platt Incorporated             6,900        161
  *LIN TV Corporation -- Class A             300          8
  *Michaels Stores, Inc.                   5,200        203
  *O'Reilly Automotive, Inc.               9,200        254
  *Orient-Express Hotels,
   Ltd. -- Class A                         2,600         45

                                                    Market
                                       Shares/       Value
  Small Cap Common Stock (13.3%)         Par        (000's)
  ---------------------------------------------------------
  Consumer Discretionary continued
  Polaris Industries, Inc.                 1,200    $    78
  Stoneridge, Inc.                         2,700         50
  *Tommy Hilfiger Corporation              6,800         97
  *Westwood One, Inc.                      2,400         80
                                                    -------
      TOTAL                                           1,758
                                                    -------

  Energy (0.7%)
  *BJ Services Company                     3,200        108
  *Cal Dive International, Inc.            4,700        103
  *Energy Partners, Ltd.                   6,200         58
  *Patterson-UTI Energy, Inc.              4,300        121
  Weatherford International, Inc.          2,100         91
                                                    -------
      TOTAL                                             481
                                                    -------

  Financials (1.1%)
  GreenPoint Financial Corp.               2,400        118
  Investors Financial Services
   Corp.                                   7,800        262
  Old Republic International
   Corporation                             2,400         76
  Radian Group, Inc.                       2,000         98
  SouthTrust Corporation                   3,500         91
  *Trammell Crow Company                   5,900         85
                                                    -------
      TOTAL                                             730
                                                    -------

  Health Care (3.1%)
  *AdvancePCS                              3,600         86
  *Apogent Technologies, Inc.              2,900         60
  D & K Healthcare Resources, Inc.         3,900        138
  *DaVita, Inc.                           15,900        378
  *Health Management Associates,
   Inc. -- Class A                         3,300         66
  *Lincare Holdings, Inc.                 11,200        362
  *Patterson Dental Company                5,800        292
  *Province Healthcare Company            10,250        229
  *Renal Care Group, Inc.                  4,200        131
  *Triad Hospitals, Inc.                   3,300        140
  *Universal Health Services,
   Inc. -- Class B                         3,200        157
                                                    -------
      TOTAL                                           2,039
                                                    -------

  Industrials (3.5%)
  *The BISYS Group, Inc.                   3,500        117
  C.H. Robinson Worldwide, Inc.            3,900        131
  *Charles River Associates
   Incorporated                            1,800         36
  Cintas Corporation                       1,400         69
  *Concord EFS, Inc.                       5,800        175
  *The Corporate Executive Board
   Company                                 4,200        144
  *DiamondCluster International,
   Inc. -- Class A                         2,400         14
  *DST Systems, Inc.                       3,300        151
  Expeditors International of
   Washington, Inc.                        3,400        113
  *Fiserv, Inc.                            9,500        348
  *Hewitt Associates, Inc.                   500         12

 Asset Allocation Portfolio




                                                    Market
                                       Shares/       Value
  Small Cap Common Stock (13.3%)         Par        (000's)
  ---------------------------------------------------------
  Industrials continued
  *ITT Educational Services, Inc.          1,400    $    31
  *Knight Transportation, Inc.             8,650        201
  *MSC Industrial Direct Co.,
   Inc. -- Class A                         4,200         82
  *P.A.M. Transportation Services,
   Inc.                                    2,900         70
  *Resources Connection, Inc.              3,200         86
  *Robert Half International, Inc.         1,700         40
  SkyWest, Inc.                            3,700         87
  *Swift Transportation Co., Inc.          5,200        121
  Teleflex Incorporated                    5,100        291
  *Tetra Tech, Inc.                        1,664         24
                                                    -------
      TOTAL                                           2,343
                                                    -------

  Information Technology (2.2%)
  *Advent Software, Inc.                     500         13
  *Aspen Technology, Inc.                  2,400         20
  *Brooks-PRI Automation, Inc.             2,580         66
  *CACI International -- Class A           1,100         42
  *Credence Systems Corporation            5,200         92
  *EPIQ Systems, Inc.                      5,250         89
  *Intersil Corporation -- Class A         3,700         79
  *Keane, Inc.                             5,900         75
  *Mettler-Toledo International,
   Inc.                                    1,700         63
  *Micrel Incorporated                     3,200         46
  *Microchip Technology
   Incorporated                            4,500        123
  *MKS Instruments, Inc.                   2,100         42
  *Nassda Corporation                      2,800         35
  *Novellus Systems, Inc.                  2,100         71
  *QLogic Corporation                      1,600         61
  *Rational Software Corporation           4,000         33
  *Renaissance Learning, Inc.              2,000         40
  *Semtech Corporation                     3,300         88
  *UTStarcom, Inc.                         5,950        120
  *Varian, Inc.                            5,600        185
  *Zebra Technologies
   Corporation -- Class A                  1,600         77
                                                    -------
      TOTAL                                           1,460
                                                    -------

  Technology (0.0%)
  IWO Holdings, Inc. -- Warrant               50          0
                                                    -------
      TOTAL                                               0
                                                    -------

      TOTAL SMALL CAP COMMON STOCK                    8,811
                                                    -------

      TOTAL DOMESTIC COMMON STOCKS & WARRANTS
       (COST: $26,199)                               24,592
                                                    -------

                                                         Market
  Foreign Common                             Shares/      Value
  Stock (13.1%)               Country          Par       (000's)
  --------------------------------------------------------------
  Air Transportation, Scheduled (0.1%)
  *EasyJet PLC           United Kingdom         12,000   $    61
  *Easyjet PLC-N/P       United Kingdom          3,818         5
                                                         -------
      TOTAL                                                   66
                                                         -------
  Automobiles & Parts (0.6%)
  Denway Motors Limited  Hong Kong             273,100        77
  Fuji Heavy
   Industries, Ltd.      Japan                  10,000        48
  Honda Motor Co., Ltd.  Japan                   2,500       102
  Hyundai Motor Co.,
   Ltd.                  Republic of Korea       3,200        96
  PSA Peugeot Citroen    France                    850        44
                                                         -------
      TOTAL                                                  367
                                                         -------

  Banks (0.9%)
  Anglo Irish Bank
   Corp. PLC             Ireland                17,260       111
  Anglo Irish Bank
   Corporation           Ireland                 4,240        27
  Commonwealth Bank of
   Australia             Australia               4,000        74
  Danske Bank A/S
   Bearer Shares         Denmark                 6,600       123
  Lloyds TSB Group PLC   United Kingdom         10,000       100
  OTP Bank RT            Hungary                10,700        84
                                                         -------
  Royal Bank of
   Scotland Group PLC    United Kingdom          3,700       105
                                                         -------
      TOTAL                                                  624
                                                         -------

  Beverages, Malt Beverages (0.1%)
  Interbrew              Belgium                 2,400        69
                                                         -------
      TOTAL                                                   69
                                                         -------

  Business Services (0.1%)
  Vivendi Universal SA   France                  1,750        38
                                                         -------
      TOTAL                                                   38
                                                         -------

  Catalog & Mail-Order Houses (0.2%)
  Belluna Co., Ltd.      Japan                   2,770       108
                                                         -------
      TOTAL                                                  108
                                                         -------

  Communication Services (0.1%)
  Nokia OYJ              Finland                 3,750        55
                                                         -------
      TOTAL                                                   55
                                                         -------

  Computer & Software Stores (0.1%)
  Electronics Butique
   PLC                   United Kingdom         51,500        97
                                                         -------
      TOTAL                                                   97
                                                         -------

  Computer Related Services (0.1%)
  Nintendo Co., Ltd.     Japan                     600        88
                                                         -------
      TOTAL                                                   88
                                                         -------

 Asset Allocation Portfolio


                                                         Market
  Foreign Common                             Shares/      Value
  Stock (13.1%)               Country          Par       (000's)
  --------------------------------------------------------------
  Computers, Peripherals & Software (0.2%)
  *NCsoft Corporation    Republic of Korea         425   $    50
  Sap AG                 Germany                   600        59
  *Thiel Logistik AG     Germany                 6,550        21
                                                         -------
      TOTAL                                                  130
                                                         -------

  Construction Machinery (0.2%)
  Grupo Ferrovial        Spain                   4,775       130
                                                         -------
      TOTAL                                                  130
                                                         -------
  Consumer Discretionary (0.4%)
  Bayerische Motoren
   Werke (BMW) AG        Germany                 2,500       103
  Fraport AG             Germany                 2,650        62
  Royal Philips
   Electronics NV        Netherlands             3,400        95
                                                         -------
      TOTAL                                                  260
                                                         -------

  Consumer Staples (0.7%)
  Cadbury Schweppes PLC  United Kingdom          5,000        37
  Electrolux AB --
   Series B              Sweden                  5,500       111
  Koninklijke Ahold NV   Netherlands             2,000        42
  Nestle SA              Switzerland               440       103
  Swedish Match AB       Sweden                 13,000       108
  Unilever PLC           United Kingdom         12,500       115
                                                         -------
      TOTAL                                                  516
                                                         -------
  Department Stores (0.1%)
  Walmart de Mexico --
   Series V              Mexico                 26,500        72
                                                         -------
      TOTAL                                                   72
                                                         -------

  Diversified Business Finance (0.2%)
  Irish Life &
   Permanent             Ireland                 5,850        84
  Irish Life &
   Permanent PLC         United Kingdom          1,850        27
                                                         -------
      TOTAL                                                  111
                                                         -------

  Drilling Oil & Gas Wells (0.2%)
  Saipem SPA             Italy                  19,700       141
                                                         -------
      TOTAL                                                  141
                                                         -------
  Drugs (0.1%)
  CSL Limited            Australia               2,400        43
                                                         -------
      TOTAL                                                   43
                                                         -------
  Electric Services (0.0%)
  *Nordex AG             Germany                 5,480        20
                                                         -------
      TOTAL                                                   20
                                                         -------
  Electrical & Electronic Machinery, Equip (0.0%)
  Aggreko PLC            United Kingdom          4,500        12
                                                         -------
      TOTAL                                                   12
                                                         -------

                                                         Market
  Foreign Common                             Shares/      Value
  Stock (13.1%)               Country          Par       (000's)
  --------------------------------------------------------------
  Electronic Components & Accessories (0.1%)
  Samsung Electronics
   Co., Ltd.             Republic of Korea         170   $    46
                                                         -------
      TOTAL                                                   46
                                                         -------

  Energy (0.3%)
  Total Fina Elf SA      France                    675       110
  Vestas Wind Systems
   A/S                   Denmark                 3,700       100
                                                         -------
      TOTAL                                                  210
                                                         -------

  Engineering Services (0.3%)
  *Alfa Laval            Sweden                  5,200        52
  ENI SPA                Italy                   6,900       110
  Meggitt PLC            United Kingdom         19,500        65
                                                         -------
      TOTAL                                                  227
                                                         -------

  Engines & Turbines (0.2%)
  Beru AG                Germany                 2,200       118
                                                         -------
      TOTAL                                                  118
                                                         -------

  Entertainers & Entertainment Groups (0.2%)
  Rank Group PLC         United Kingdom         29,000       115
                                                         -------
      TOTAL                                                  115
                                                         -------

  Federal Government & Agencies (0.1%)
  Serco Group PLC        United Kingdom         15,500        47
                                                         -------
      TOTAL                                                   47
                                                         -------

  Finance (0.4%)
  HSBC Holdings PLC      Hong Kong               5,200        60
  Ing Groep NV           Netherlands             3,000        77
  Muenchener
   Rueckversicherungs-
   Gesellschaft AG       Germany                   200        47
  Royal Bank of Canada   Canada                  3,150       109
                                                         -------
      TOTAL                                                  293
                                                         -------

  Finance Services (0.4%)
  BNP Paribas SA         France                  1,900       105
  Grupo Financiero BBVA
   Bancomer              Mexico                 63,320        52
  Man Group PLC          United Kingdom          6,900       108
                                                         -------
      TOTAL                                                  265
                                                         -------

  Grocery Stores (0.1%)
  Lawson, Inc.           Japan                   1,800        55
                                                         -------
      TOTAL                                                   55
                                                         -------

  Housefurnishings (0.1%)
  MFI Furniture Group
   PLC                   United Kingdom         30,000        60
                                                         -------
      TOTAL                                                   60
                                                         -------

 Asset Allocation Portfolio




                                                         Market
  Foreign Common                             Shares/      Value
  Stock (13.1%)               Country          Par       (000's)
  --------------------------------------------------------------
  Industrial Buildings & Warehouses (0.1%)
  Technip                France                    450   $    47
                                                         -------
      TOTAL                                                   47
                                                         -------
  Industrials (0.3%)
  Brisa-Auto Estradas
   de Portugal SA        Portugal               20,000       113
  Vinci SA               France                  1,400        95
                                                         -------
      TOTAL                                                  208
                                                         -------

  Inspection & Fixed Facilities (0.1%)
  SGS Societe Generale
   de Surveillance
   Holding SA            Switzerland               250        80
                                                         -------
      TOTAL                                                   80
                                                         -------
  Insurance & Diversified Financial Co.'s (0.3%)
  Corporacion Mapfre     Spain                  12,700       101
  Swiss Reinsurance Co.  Switzerland               925        90
                                                         -------
      TOTAL                                                  191
                                                         -------
  Investment Offices (0.2%)
  Macquarie
   Infrastructure Group  Australia              67,000       109
                                                         -------
      TOTAL                                                  109
                                                         -------
  Jewelry Stores (0.1%)
  Folli-Follie           Greece                  5,000        95
                                                         -------
      TOTAL                                                   95
                                                         -------

  Life Insurance (0.1%)
  *Converium Holding AG  Switzerland               950        49
                                                         -------
      TOTAL                                                   49
                                                         -------

  Machine Tool Accessories (0.1%)
  ASM Pacific
   Technology Limited    Hong Kong              17,000        37
                                                         -------
      TOTAL                                                   37
                                                         -------

  Management Services (0.0%)
  *Intrum Justitia AB    Sweden                  4,000        23
                                                         -------
      TOTAL                                                   23
                                                         -------

  Manufacturing Industries (0.2%)
  *Neopost SA            France                  2,875       114
                                                         -------
      TOTAL                                                  114
                                                         -------

  Materials (0.2%)
  Norske Skogindustrier
   ASA                   Norway                  5,750       107
                                                         -------
      TOTAL                                                  107
                                                         -------

                                                         Market
  Foreign Common                             Shares/      Value
  Stock (13.1%)               Country          Par       (000's)
  --------------------------------------------------------------
  Medical & Hospital Equipment (0.2%)
  *Elekta AB -- Class B  Sweden                  9,000   $   101
  Synthes-Stratec, Inc.  Switzerland                90        55
                                                         -------
      TOTAL                                                  156
                                                         -------

  Medical Laboratories (0.1%)
  *Perbio Science AB     Sweden                  2,500        46
                                                         -------
      TOTAL                                                   46
                                                         -------

  Mining Machinery (0.1%)
  Atlas Copco AB --
   Class A               Sweden                  3,650        87
                                                         -------
      TOTAL                                                   87
                                                         -------

  Miscellaneous Investing (0.1%)
  Deutsche Boerse AG     Germany                 2,300        97
                                                         -------
      TOTAL                                                   97
                                                         -------

  Motor Vehicles & Cars Bodies (0.1%)
  Volkswagen AG          Germany                 1,800        87
                                                         -------
      TOTAL                                                   87
                                                         -------

  Nonclassifiable Establishments (0.4%)
  *Logitech
   International-Reg     Switzerland             3,000       140
  Solvay SA              Belgium                 1,850       133
                                                         -------
      TOTAL                                                  273
                                                         -------

  Oil & Gas Field Machinery (0.2%)
  IHC Caland NV          Netherlands             1,900       113
  Suncor Energy, Inc.    Canada                  2,450        43
                                                         -------
      TOTAL                                                  156
                                                         -------

  Oil & Gas Field Services (0.1%)
  *TGS Nopec
   Geophysical Company
   ASA                   Norway                  6,000        93
                                                         -------
      TOTAL                                                   93
                                                         -------

  Packaging Machinery (0.1%)
  Huhtamaki OYJ          Finland                 2,000        89
                                                         -------
      TOTAL                                                   89
                                                         -------

  Paper & Allied Products (0.2%)
  UPM-Kymmene OYJ        Finland                 2,875       113
                                                         -------
      TOTAL                                                  113
                                                         -------

  Pharmaceuticals (0.2%)
  Novartis AG            Switzerland             1,500        66
  Takeda Chemical
   Industries            Japan                   2,000        88
                                                         -------
      TOTAL                                                  154
                                                         -------

  Plumbing, Heating & Air Conditioning (0.1%)
  Wolseley               Switzerland             8,600        87
                                                         -------
      TOTAL                                                   87
                                                         -------

 Asset Allocation Portfolio


                                                         Market
  Foreign Common                             Shares/      Value
  Stock (13.1%)               Country          Par       (000's)
  --------------------------------------------------------------
  Radiotelephone Communications (0.1%)
  *Orange SA             France                 12,000   $    55
                                                         -------
      TOTAL                                                   55
                                                         -------

  Residential Construction (0.1%)
  *Berkeley Group PLC    United Kingdom          7,000        77
                                                         -------
      TOTAL                                                   77
                                                         -------

  Retail Stores (0.1%)
  *HMV Group PLC         United Kingdom         25,000        58
                                                         -------
      TOTAL                                                   58
                                                         -------

  Sanitary Services (0.1%)
  Sanix Incorporated     Japan                   1,600        39
                                                         -------
      TOTAL                                                   39
                                                         -------

  Security Systems Services (0.1%)
  *Group 4 Falck A/S     Denmark                 2,200        76
                                                         -------
      TOTAL                                                   76
                                                         -------
  Semiconductors & Related Devices (0.2%)
  *ASML Holding NV       Netherlands             5,250        83
  *Taiwan Semiconductor
   Manufacturing
   Company, Ltd.         Taiwan                 20,600        42
                                                         -------
      TOTAL                                                  125
                                                         -------
  Ship Building & Repairing (0.1%)
  Frontline Limited      Norway                  7,900        75
                                                         -------
      TOTAL                                                   75
                                                         -------
  Soap, Cleaners, & Toilet Goods (0.1%)
  Reckitt Benckiser PLC  United Kingdom          5,000        90
                                                         -------
      TOTAL                                                   90
                                                         -------
  Steel Foundries (0.1%)
  *Arcelor               Luxembourg              5,750        82
                                                         -------
      TOTAL                                                   82
                                                         -------
  Telephone Communications (0.3%)
  National Grid Group
   PLC                   United Kingdom         10,600        75
  *Tandberg ASA          Norway                  9,750       115
                                                         -------
      TOTAL                                                  190
                                                         -------

  Television Broadcasting Stations (0.1%)
  *British Sky
   Broadcasting Group
   PLC                   United Kingdom          4,750        45
                                                         -------
      TOTAL                                                   45
                                                         -------

  Tires & Tubes (0.2%)
  Bridgestone
   Corporation           Japan                   8,000       110
                                                         -------
      TOTAL                                                  110
                                                         -------

                                                         Market
  Foreign Common                             Shares/      Value
  Stock (13.1%)               Country          Par       (000's)
  --------------------------------------------------------------
  Tobacco & Tobacco Products (0.2%)
  Gallaher Group PLC     United Kingdom         11,000   $   103
                                                         -------
      TOTAL                                                  103
                                                         -------

  Transportation (0.2%)
  Porsche AG-Pfd         Germany                   210       100
                                                         -------
      TOTAL                                                  100
                                                         -------

  Transportation Equipment (0.1%)
  British Aerospace      United Kingdom         17,500        89
                                                         -------
      TOTAL                                                   89
                                                         -------

  Transportation Services (0.1%)
  Exel PLC               United Kingdom          6,000        76
                                                         -------
      TOTAL                                                   76
                                                         -------

  Utilities (0.1%)
  International Power
   PLC                   United Kingdom         11,500        29
  Suez Lyonnaise des
   Eaux SA               France                  2,200        59
                                                         -------
      TOTAL                                                   88
                                                         -------

  Wholesale-Apparel, Piece Goods, Notions (0.2%)
  Esprit Holdings
   Limited               Hong Kong              55,500       106
                                                         -------
      TOTAL                                                  106
                                                         -------

  Wines & Distilled Beverages (0.2%)
  Kook Soon Dang Brewer
   Co., Ltd.             Republic of Korea       2,900       104
                                                         -------
      TOTAL                                                  104
                                                         -------

  Women's Accessory & Specialty Stores (0.2%)
  Shiseido Company
   Limited               Japan                  10,000       133
                                                         -------
      TOTAL                                                  133
                                                         -------

      TOTAL FOREIGN COMMON STOCK
       (COST: $8,555)                                      8,702
                                                         -------

  Investment-Grade Bonds (22.7%)
  ---------------------------------------------------------
  Corporate Bonds Domestic (6.3%)
  ---------------------------------------------------------

  Aircraft (0.4%)
  United Technologies Corporation,
   6.10%, 5/15/12                     $  250,000        259
                                                    -------
      TOTAL                                             259
                                                    -------

  Auto Related (0.1%)
  General Motors Acceptance
   Corporation, 6.875%, 9/15/11          100,000         99
                                                    -------
      TOTAL                                              99
                                                    -------

 Asset Allocation Portfolio




                                                    Market
                                       Shares/       Value
  Corporate Bonds Domestic (6.3%)        Par        (000's)
  ---------------------------------------------------------
  Beverages, Malt Beverages (0.5%)
  Anheuser-Busch Companies, Inc.,
   7.50%, 3/15/12                     $   23,000         26
  Coca-Cola Enterprises, Inc.,
   5.25%, 5/15/07                        125,000        129
  Coca-Cola Enterprises, Inc.,
   5.375%, 8/15/06                        75,000         77
  Coca-Cola Enterprises, Inc.,
   6.125%, 8/15/11                        75,000         77
                                                    -------
      TOTAL                                             309
                                                    -------
  Carpets & Rugs (0.5%)
  Mohawk Industries, Inc., 7.20%,
   4/15/12                               311,000        330
                                                    -------
      TOTAL                                             330
                                                    -------
  Consumer Staples (0.0%)
  Baxter International, Inc.,
   5.25%, 5/1/07                          10,000         10
                                                    -------
      TOTAL                                              10
                                                    -------
  Crude Petroleum & Natural Gas (0.7%)
  Anadarko Petroleum Corp.,
   5.375%, 3/1/07                        150,000        152
  Occidental Petroleum, 6.75%,
   1/15/12                               350,000        368
                                                    -------
      TOTAL                                             520
                                                    -------

  Electronic Computers (0.5%)
  Hewlett-Packard Co., 5.50%,
   7/1/07                                150,000        149
  Hewlett-Packard Co., 6.50%,
   7/1/12                                250,000        248
                                                    -------
      TOTAL                                             397
                                                    -------
  Energy (0.5%)
  Valero Energy Corp., 6.125%,
   4/15/07                               300,000        310
                                                    -------
      TOTAL                                             310
                                                    -------

  Federal Savings Institutions (0.4%)
  Washington Mutual, Inc., 5.625%,
   1/15/07                               250,000        253
                                                    -------
      TOTAL                                             253
                                                    -------

  Machine Tools-Metal Forming Types (0.3%)
  Kennametal, Inc., 7.20%, 6/15/12       200,000        200
                                                    -------
      TOTAL                                             200
                                                    -------

  Metal Mining (0.5%)
  Inco, Ltd., 7.75%, 5/15/12             300,000        310
                                                    -------
      TOTAL                                             310
                                                    -------

  Motor Vehicle Parts/Accessories (0.2%)
  TRW, Inc., 7.125%, 6/1/09               95,000        101
  TRW, Inc., 7.75%, 6/1/29                44,000         46
                                                    -------
      TOTAL                                             147
                                                    -------

                                                    Market
                                       Shares/       Value
  Corporate Bonds Domestic (6.3%)        Par        (000's)
  ---------------------------------------------------------
  Motors & Generators (0.1%)
  Emerson Electric Co., 5.75%,
   11/1/11                            $   48,000    $    48
                                                    -------
      TOTAL                                              48
                                                    -------

  Office Machines (0.2%)
  Pitney Bowes Credit Corp.,
   5.75%, 8/15/08                        100,000        104
                                                    -------
      TOTAL                                             104
                                                    -------

  Pharmaceuticals (0.5%)
  Eli Lilly & Company, 7.125%,
   6/1/25                                300,000        326
                                                    -------
      TOTAL                                             326
                                                    -------

  Plastics Materials & Resins (0.4%)
  Eastman Chemical, 7.00%, 4/15/12       260,000        273
                                                    -------
      TOTAL                                             273
                                                    -------

  Property & Casualty Insurance (0.2%)
  TIAA Global Markets, Inc.,
   5.00%, 3/1/07 144A                    100,000        101
                                                    -------
      TOTAL                                             101
                                                    -------

  Retail-Misc Shopping Goods Stores (0.3%)
  Wal-Mart Stores, Inc., 5.45%,
   8/1/06                                200,000        209
                                                    -------
      TOTAL                                             209
                                                    -------

      TOTAL CORPORATE BONDS
       DOMESTIC                                       4,205
                                                    -------
                                                     Market
  Government (Domestic & Foreign) &     Shares/       Value
  Agency Bonds (16.4%)                    Par        (000's)
  ----------------------------------------------------------
  Federal Government & Agencies (16.4%)
  Government National Mortgage
   Association, 5.50%, 7/1/25          $  305,000        295
  Government National Mortgage
   Association, 6.00%, 7/1/25           2,000,000      1,997
  Housing & Urban Development,
   6.08%, 8/1/13                          100,000        104
  US Treasury, 3.00%, 1/31/04             165,000        166
  US Treasury, 3.50%, 11/15/06          2,129,000      2,091
  US Treasury, 3.875%, 7/31/03          1,325,000      1,350
  US Treasury, 4.625%, 5/15/06            153,000        158
  US Treasury, 4.75%, 11/15/08            610,000        621
  US Treasury, 4.88%, 2/15/12             220,000        221

 Asset Allocation Portfolio


                                                     Market
  Government (Domestic & Foreign) &     Shares/       Value
  Agency Bonds (16.4%)                    Par        (000's)
  ----------------------------------------------------------
  Federal Government & Agencies continued
  US Treasury, 5.375%, 2/15/31         $  393,000    $   385
  US Treasury, 5.50%, 5/15/09           1,750,000      1,851
  US Treasury, 6.125%, 8/15/07            550,000        599
  US Treasury Inflation Index Bond,
   3.375%, 1/15/07                        221,255        230
  US Treasury Inflation Index Bond,
   5.75%, 11/30/02                        750,000        762
                                                     -------
      TOTAL GOVERNMENT (DOMESTIC & FOREIGN) &
       AGENCY BONDS                                   10,830
                                                     -------

      TOTAL INVESTMENT-GRADE BONDS
       (COST: $14,759)                                15,035
                                                     -------
  Below Investment-Grade Bonds (9.3%)
  ----------------------------------------------------------
  Basic Materials (0.2%)
  Chemicals (0.1%)
  Lyondell Chemical Company,
   11.125%, 7/15/12                        50,000         50
                                                     -------
      TOTAL                                               50
                                                     -------

  Metals & Mining (0.0%)
  Ucar Finance, Inc., 10.25%,
   2/15/12 144A                            50,000         51
                                                     -------
      TOTAL                                               51
                                                     -------
  Paper (0.1%)
  Appleton Papers, Inc., 12.50%,
   12/15/08 144A                           50,000         49
                                                     -------
      TOTAL                                               49
                                                     -------
      TOTAL BASIC MATERIALS                              150
                                                     -------

  Cable & Other Pay Television Services (0.0%)
  Charter Communications Holdings,
   10.75%, 10/1/09                         25,000         18
                                                     -------
      TOTAL CABLE & OTHER PAY TELEVISION SERVICES         18
                                                     -------
  Capital Goods (0.5%)
  Building & Construction (0.4%)
  Encompass Services Corp., 10.50%,
   5/4/12                                  75,000         43
  H & E Equipment/Finance, 11.125%,
   6/15/12 144A                            50,000         48
  Integrated Electrical Services,
   Inc., 9.375%, 2/1/09                    50,000         48
  Integrated Electrical Services,
   Inc., Series B, 9.375%, 2/1/09          50,000         48
  LNR Property Corporation, 10.50%,
   1/15/09                                 50,000         51
  United Rentals, Inc., 10.375%,
   4/15/08                                 50,000         54
                                                     -------
      TOTAL                                              292
                                                     -------

                                                    Market
  Below Investment-Grade Bonds         Shares/       Value
  (9.3%)                                 Par        (000's)
  ---------------------------------------------------------
  Industrial Equipment (0.1%)
  Tyco International Group,
   6.375%, 2/15/06                        50,000    $    40
  Tyco International Group S.A.,
   6.375%, 6/15/05                        25,000         20
                                                    -------
      TOTAL                                              60
                                                    -------
      TOTAL CAPITAL GOODS                               352
                                                    -------
  Consumer Cyclical (2.7%)
  Apparel, Textile (0.2%)
  Levi Strauss & Co., 11.625%,
   1/15/08                                75,000         71
  Tommy Hilfiger USA, Inc., 6.85%,
   6/1/08                                 50,000         47
                                                    -------
      TOTAL                                             118
                                                    -------

  Auto & Trucks (0.1%)
  Avis Group Holdings, Inc.,
   11.00%, 5/1/09                         50,000         55
                                                    -------
      TOTAL                                              55
                                                    -------

  Auto Related (0.3%)
  Metaldyne Corp., 11.00%, 6/15/12
   144A                                   50,000         49
  NMHG Holding Co., 10.00%,
   5/15/09 144A                           75,000         76
  Trimas Corporation, 9.875%,
   6/15/12 144A                          100,000         99
                                                    -------
      TOTAL                                             224
                                                    -------

  Home Construction (0.2%)
  K. Hovnanian Enterprises,
   10.50%, 10/1/07                        50,000         54
  Schuler Homes, 9.375%, 7/15/09          50,000         51
  Tech Olympic USA, Inc., 9.00%,
   7/1/10 144A                            50,000         49
                                                    -------
      TOTAL                                             154
                                                    -------

  Household Appliances (0.2%)
  Rent-A-Center Inc., 11.00%,
   8/15/08                                50,000         53
  Salton, Inc., 12.25%, 4/15/08          100,000        102
                                                    -------
      TOTAL                                             155
                                                    -------

  Leisure Related (0.1%)
  Bally Total Fitness Holdings,
   Series D, 9.875%, 10/15/07             50,000         50
                                                    -------
      TOTAL                                              50
                                                    -------

  Lodging/Resorts (0.5%)
  Corrections Corporation of
   America, 9.875%, 5/1/09 144A           50,000         52
  Extended Stay America, 9.875%,
   6/15/11                                50,000         51
  Felcor Lodging LP, 9.50%,
   9/15/08                                50,000         51
  John Q Hamons, 8.875%, 5/15/12
   144A                                   50,000         49

 Asset Allocation Portfolio




                                                    Market
  Below Investment-Grade Bonds         Shares/       Value
  (9.3%)                                 Par        (000's)
  ---------------------------------------------------------
  Lodging/Resorts continued
  Meristar Hospitality
   Corporation, 9.00%, 1/15/08            50,000    $    48
  RFS Partnership LP, 9.75%,
   3/1/12 144A                            50,000         51
                                                    -------
      TOTAL                                             302
                                                    -------

  Printing & Publishing (0.5%)
  American Achievement Corp.,
   11.625%, 1/1/07                        75,000         77
  Jostens, Inc., 12.75%, 5/1/10           75,000         84
  Mail-Well, Inc., 9.625%, 3/15/12
   144A                                   75,000         75
  Vertis, Inc., 10.875%, 6/15/09
   144A                                   75,000         74
                                                    -------
      TOTAL                                             310
                                                    -------

  Retail -- General (0.6%)
  Asbury Automotive Group, 9.00%,
   6/15/12 144A                           50,000         48
  Autonation, Inc., 9.00%, 8/1/08         25,000         26
  Buhrmann U.S., Inc., 12.25%,
   11/1/09                                50,000         52
  CSK Auto, Inc., 12.00%, 6/15/06
   144A                                   50,000         53
  The Gap, Inc., 8.15%, 12/15/05          50,000         51
  Saks Incorporated, 8.25%,
   11/15/08                               50,000         47
  Sonic Automotive, Inc., 11.00%,
   8/1/08                                 50,000         53
  United Auto Group, Inc., 9.625%,
   3/15/12 144A                           50,000         50
                                                    -------
      TOTAL                                             380
                                                    -------
      TOTAL CONSUMER CYCLICAL                         1,748
                                                    -------
  Consumer Staples (2.0%)
  Containers (0.0%)
  Applied Extrusion Tech., Inc.,
   10.75%, 7/1/11                         25,000         23
                                                    -------
      TOTAL                                              23
                                                    -------

  Food Service (0.0%)
  Sbarro, Inc., 11.00%, 9/15/09           25,000         25
                                                    -------
      TOTAL                                              25
                                                    -------
  Gaming (1.3%)
  Choctaw Resort Development,
   9.25%, 4/1/09                          50,000         52
  Chumash Casino & Resort, 9.00%,
   7/15/10 144A                           50,000         51
  Circus & El Dorado Hotel,
   10.125%, 3/1/12 144A                   50,000         51
  Herbst Gaming, Inc., 10.75%,
   9/1/08                                 50,000         53
  Hollywood Casino Shreveport,
   13.00%, 8/1/06                         50,000         53
  Jacobs Entertainment, 11.875%,
   2/1/09 144A                            50,000         51
  Majestic Investments Holdings,
   11.653%, 11/30/07 144A                 50,000         47
  The Majestic Star Casino LLC,
   10.875%, 7/1/06                       100,000        104

                                                    Market
  Below Investment-Grade Bonds         Shares/       Value
  (9.3%)                                 Par        (000's)
  ---------------------------------------------------------
  Gaming continued
  Resort International
   Hotel/Casino, 11.50%, 3/15/09
   144A                                   75,000    $    68
  Riviera Holdings Corporation,
   11.00%, 6/15/10 144A                  100,000         97
  Venetian Casino Resort LLC,
   11.00%, 6/15/10 144A                  100,000        101
  Wheeling Island Gaming, 10.125%,
   12/15/09                               50,000         52
  Windsor Woodmont Black Hawk
   Resort Corp., 13.00%, 3/15/05          25,000         22
                                                    -------
      TOTAL                                             802
                                                    -------

  Healthcare (0.5%)
  Advanced Medical Optics, 9.25%,
   7/15/10 144A                           50,000         49
  Extendicare Health Services,
   9.50%, 7/1/10 144A                     50,000         50
  InSight Health Services Corp.,
   9.875%, 11/1/11                        50,000         50
  Pacificare Health Systems, Inc.,
   10.75%, 6/1/09 144A                    75,000         77
  Ventas Realty LP, 9.00%, 5/1/12
   144A                                   50,000         51
                                                    -------
      TOTAL VENTAS REALTY LP,                           277
                                                    -------

  Retail -- Food (0.1%)
  Buffets, Inc., 11.25%, 7/15/10
   144A                                   50,000         50
  Ingles Markets, Inc., 8.875%,
   12/1/11                                30,000         30
                                                    -------
      TOTAL                                              80
                                                    -------

  Soaps & Toiletries (0.1%)
  Elizabeth Arden, Inc., 11.75%,
   2/1/11                                 50,000         51
                                                    -------
      TOTAL                                              51
                                                    -------
      TOTAL CONSUMER STAPLES                          1,258
                                                    -------
  Energy (0.4%)
  Oil & Gas Independent (0.1%)
  Compton Petroleum Corp., 9.90%,
   5/15/09 144A                           50,000         51
  PDVSA Finance, Ltd., 1999-I,
   9.75%, 2/15/10                         50,000         47
                                                    -------
      TOTAL                                              98
                                                    -------

  Oil Field Services (0.2%)
  BRL Universal Equipment, 8.875%,
   2/15/08                                50,000         50
  Hanover Equipment Trust, 8.75%,
   9/1/11 144A                           100,000         91
                                                    -------
      TOTAL                                             141
                                                    -------

  Refining (0.1%)
  Tesoro Petroleum Corp., 9.625%,
   11/1/08                                50,000         46
                                                    -------
      TOTAL                                              46
                                                    -------
      TOTAL ENERGY                                      285
                                                    -------

 Asset Allocation Portfolio


                                                    Market
  Below Investment-Grade Bonds         Shares/       Value
  (9.3%)                                 Par        (000's)
  ---------------------------------------------------------
  Finance (0.2%)
  AmeriCredit Corp., 9.875%,
   4/15/06                            $   25,000    $    25
  IOS Capital, Inc., 9.75%,
   6/15/04                                50,000         50
  Metris Companies, Inc., 10.00%,
   11/1/04                                10,000          9
  Metris Companies, Inc., 10.125%,
   7/15/06                                50,000         46
                                                    -------
      TOTAL FINANCE                                     130
                                                    -------

  Financials (0.1%)
  Western Financial Bank-FSB,
   9.625%, 5/15/12                        50,000         50
                                                    -------
      TOTAL FINANCIALS                                   50
                                                    -------
  Miscellaneous (0.2%)
  R.E.I.T. (0.1%)
  Istar Financial, Inc., 8.75%,
   8/15/08                                50,000         50
                                                    -------
      TOTAL                                              50
                                                    -------

  Real Estate (0.1%)
  CB Richards Ellis Services,
   Inc., 11.25%, 6/15/11                  75,000         63
  Crescent Real Estate Equities,
   7.50%, 9/15/07                         50,000         48
                                                    -------
      TOTAL                                             111
                                                    -------
      TOTAL MISCELLANEOUS                               161
                                                    -------

  Professional Services (0.1%)
  Kindercare Learning Centers,
   9.50%, 2/15/09                         90,000         89
                                                    -------
      TOTAL PROFESSIONAL SERVICES                        89
                                                    -------
  Technology (1.3%)
  Cable (0.2%)
  ###Adelphia Communications,
   10.25%, 6/15/11                        50,000         21
  Charter Communications Holdings
   LLC, 9.625%, 11/15/09                  50,000         33
  Echostar Broadband Corp.,
   10.375%, 10/1/07                       50,000         48
  Telewest Communications PLC,
   9.875%, 2/1/10                         50,000         20
                                                    -------
      TOTAL                                             122
                                                    -------

  Electronics (0.1%)
  Amkor Technology, Inc., 5.00%,
   3/15/07                                50,000         25
  Solectron Corp., 0.00%, 11/20/20        50,000         23
  Solectron Corp., 9.625%, 2/15/09        50,000         46
                                                    -------
      TOTAL                                              94
                                                    -------

  Office Equipment (0.1%)
  Xerox Corporation, 7.15%, 8/1/04        50,000         42
                                                    -------
      TOTAL                                              42
                                                    -------

                                                    Market
  Below Investment-Grade Bonds         Shares/       Value
  (9.3%)                                 Par        (000's)
  ---------------------------------------------------------
  Telecommunications Wireless: Cellular/PCS (0.6%)
  Alamosa Delaware, Inc., 12.50%,
   2/1/11                             $   50,000    $    14
  Dobson Communications
   Corporation, 10.875%, 7/1/10           50,000         30
  Horizon PCS, Inc., 13.75%,
   6/15/11 144A                           25,000          8
  +++IPCS, Inc., 14.00%, 7/15/10          25,000          3
  IWO Holdings, Inc., 14.00%,
   1/15/11                                75,000         24
  Nextel Communications, Inc.,
   5.25%, 1/15/10                         50,000         21
  Nextel Communications, Inc.,
   9.375%, 11/15/09                       75,000         38
  Rogers Cantel, Inc., 8.30%,
   10/1/07                                50,000         35
  Rogers Cantel, Inc., 9.75%,
   6/1/16                                 50,000         35
  Rural Cellular Corp., 9.625%,
   5/15/08                                40,000         18
  Rural Cellular Corp., 9.75%,
   1/15/10                                25,000         12
  +++Triton PCS, Inc., 11.00%,
   5/1/08                                 50,000         31
  Triton PCS, Inc., 8.75%,
   11/15/11                               75,000         46
  TSI Telecommunications Service,
   12.75%, 2/1/09 144A                   100,000         96
  +++US Unwired, Inc., 13.375%,
   11/1/09                                25,000          6
                                                    -------
      TOTAL                                             417
                                                    -------

  Telecommunications Wireless: Towers (0.2%)
  American Tower Corp., 5.00%,
   2/15/10                                75,000         33
  Crown Castle International,
   Corp., 9.375%, 8/1/11                  50,000         32
  Crown Castle International,
   Corp., 10.75%, 8/1/11                  75,000         49
  SBA Communications Corp.,
   10.25%, 2/1/09                         50,000         30
  +++Spectrasite Holdings, Inc.,
   12.875%, 3/15/10                       50,000         12
                                                    -------
      TOTAL                                             156
                                                    -------

  Telecommunications Wireline: CLEC (0.1%)
  Qwest Capital Funding, 7.90%,
   8/15/10                                75,000         42
                                                    -------
      TOTAL                                              42
                                                    -------
      TOTAL TECHNOLOGY                                  873
                                                    -------
  Transport Services (0.9%)
  Railroads (0.6%)
  Hubbell, Inc., 6.375%, 5/15/12
   144A                                  300,000        309
  Railamerica Transportation
   Corp., 12.875%, 8/15/10                50,000         55
  TFM SA DE CV, 12.50%, 6/15/12
   144A                                   50,000         47
                                                    -------
      TOTAL                                             411
                                                    -------

  Trucking & Shipping (0.3%)
  American Commercial LLC, 11.25%,
   1/1/08                                 29,793         27
  CP Ships Limited, 10.375%,
   7/15/12 144A                           50,000         49
  International Shipbuilding
   Corporation, 7.75%, 10/15/07           35,000         28

 Asset Allocation Portfolio




                                                    Market
  Below Investment-Grade Bonds         Shares/       Value
  (9.3%)                                 Par        (000's)
  ---------------------------------------------------------
  Trucking & Shipping continued
  North American Van Lines,
   13.375%, 12/1/09 144A              $   50,000    $    53
  Stena AB, 10.50%, 12/15/05              50,000         52
                                                    -------
      TOTAL                                             209
                                                    -------
      TOTAL TRANSPORT SERVICES                          620
                                                    -------
  Utilities (0.7%)
  Electric (0.5%)
  Calpine Canada Energy, 8.50%,
   5/1/08                                 25,000         17
  Calpine Corporation, 8.625%,
   8/15/10                                50,000         33
  CMS Energy Corporation, 9.875%,
   10/15/07                               50,000         38
  Edison Mission Energy, 10.00%,
   8/15/08                               100,000         99
  Orion Power Holdings, Inc.,
   12.00%, 5/1/10                        100,000         84
  PG&E National Energy Group,
   Inc., 10.375%, 5/16/11                 50,000         51
  Western Resources, Inc., 9.75%,
   5/1/07 144A                            50,000         48
                                                    -------
      TOTAL                                             370
                                                    -------

  Garbage Disposal (0.1%)
  Allied Waste North America,
   Inc., 8.50%, 12/1/08                   50,000         48
                                                    -------
      TOTAL                                              48
                                                    -------

  Gas (0.1%)
  EOTT Energy Partners LP, 11.00%,
   10/1/09                                50,000         36
                                                    -------
      TOTAL                                              36
                                                    -------
      TOTAL UTILITIES                                   454
                                                    -------

      TOTAL BELOW INVESTMENT-GRADE BONDS
       (COST: $6,606)                                 6,188
                                                    -------
  Short-Term Investments (19.9%)
  ---------------------------------------------------------
  Federal Government & Agencies (16.3%)
  #Federal Home Loan Discount
   Note, 1.70%, 7/10/02                6,600,000      6,597
  Federal Home Loan Discount Note,
   1.72%, 8/15/02                      1,500,000      1,497
  Federal National Mortgage
   Association, 1.72%, 8/21/02         2,200,000      2,194
  Federal National Mortgage
   Association, 1.73%, 7/31/02           500,000        499
                                                    -------
      TOTAL FEDERAL GOVERNMENT & AGENCIES            10,787
                                                    -------

                                                    Market
                                       Shares/       Value
  Short-Term Investments (19.9%)         Par        (000's)
  ---------------------------------------------------------
  Personal Credit Institutions (3.6%)
  American Express Credit, 1.76%,
   7/30/02                            $1,200,000    $ 1,198
  Household Finance Corp., 1.77%,
   7/22/02                             1,200,000      1,199
                                                    -------
      TOTAL PERSONAL CREDIT
       INSTITUTIONS                                   2,397
                                                    -------

      TOTAL SHORT-TERM INVESTMENTS
       (COST: $13,184)                               13,184
                                                    -------

      TOTAL INVESTMENTS (102.3%)
       (COST $69,408)!                               67,769
                                                    -------

      OTHER ASSETS, LESS LIABILITIES (-2.3%)         (1,531)
                                                    -------

      TOTAL NET ASSETS (100.0%)                     $66,238
                                                    -------

! At 6/30/02 the aggregate cost of securities for federal tax purposes was $69,408 and the net unrealized depreciation of investments based on that cost was $1,639 which is comprised of $2,143 aggregate gross unrealized appreciation and $3,782 aggregate gross unrealized depreciation.

     ADR -- American Depository Receipt

     144A after the name of a security represents a security exempt from registration under rule 144a of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

*    Non-Income Producing

+++ Step bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

**   PIK -- Payment In Kind

###  Defaulted Security

# All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below:

                                                      Unrealized
                                                    Appreciation/
                           Number of   Expiration   (Depreciation)
     Issuer (000's)        Contracts      Date         (000's)
     -------------------------------------------------------------
     S&P 500 Index Futures    26          9/02          $(243)
     (Total Notional Value
      at 6/30/02 $6,678)

    The Accompanying Notes are an Integral Part of the Financial Statements

 Balanced Portfolio


------------------------------------------------------------------------------------------------------------------------
Objective:                               Portfolio Strategy:                                         Net Assets:
A high level of current income and       Achieve consistent returns and low volatility by            $2.79 billion
capital growth with a low risk           diversifying among assets.
profile

In order to capitalize on changing financial market and economic conditions, the Balanced Portfolio's asset allocation is adjusted as appropriate among three investment classes: stocks, bonds and money market instruments. The equity portion of the Portfolio is indexed, meaning that the Portfolio is designed to achieve results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index, which is generally regarded as a good proxy for the overall U.S. equity market. The bond portion of the Portfolio is actively managed, with investments in high quality bonds adjusted frequently as to maturity, market sectors and duration. Liquidity is maintained by holding a portion of the Portfolio in money market investments, which are high quality short-term debt securities.

Definition of an appropriate benchmark for comparison of returns of the Balanced Portfolio is difficult because there is no index that includes both equity and debt securities. Accordingly, comparisons are provided with three different indices: the S&P 500 Index for stocks, Merrill Lynch Domestic Master Index for bonds, and 91-day Treasury bills for short-term investments. As expected, the Portfolio's performance over the last 12 months was between these measures, with a total return of --6.59%, better than the return of --17.99% from the S&P 500 Index, but less than the return of Merrill Lynch Domestic Master Index, which had a return of 8.59%, or Treasury bills, which had a return of 2.63%.

The target asset mix for the Balanced Portfolio is established and adjusted with input from an asset valuation model designed to gauge the relative attractiveness of stocks versus bonds. The extreme volatility of the equity market over the last year has created many opportunities to sell on strength and buy on weakness. At the end of December 2001, the Portfolio was invested 54% in stocks, 42% in bonds, and 4% in cash equivalents. The equity position was increased in February, following a January market drop, then reduced in March after a rally. Modest additions were made to the equity position after a market drop in April, and stock exposure was further increased on the pronounced weakness near the end of June.

Performance was boosted by excellent results from the bond portion of the Portfolio, which is managed actively, with a strategy very similar to that of the Select Bond Portfolio. Bonds as a whole have provided higher returns than stocks over the last year, and the Portfolio benefited from an emphasis on high quality securities and an overweighted position in mortgage-backed securities.

[PIE CHART]               PERCENTAGE HOLDINGS 6/30/02

                                                EQUITIES (INCLUDING INDEX
                                                        FUTURES)                      BONDS              SHORT-TERM INVESTMENTS
                                                -------------------------             -----              ----------------------
Sector Allocation                                         55.00                       42.00                       3.00

[LINE GRAPH]                  RELATIVE PERFORMANCE

                                                                  MERRILL LYNCH
                                                                 DOMESTIC MASTER      MERRILL LYNCH 91 DAY
                                         BALANCED PORTFOLIO           INDEX               T-BILL INDEX          S&P 500 INDEX
                                         ------------------      ---------------      --------------------      -------------
6/92                                          10000.00               10000.00               10000.00               10000.00
6/93                                          11228.00               11193.00               10338.00               11360.00
6/94                                          11324.00               11077.00               10686.00               11508.00
6/95                                          13381.00               12471.00               11275.00               14488.00
6/96                                          15509.00               13089.00               11898.00               18241.00
6/97                                          18818.00               14160.00               12545.00               24546.00
6/98                                          22637.00               15670.00               13208.00               31918.00
6/99                                          25825.00               16153.00               13849.00               39163.00
6/00                                          27345.00               16891.00               14615.00               42026.00
6/01                                          26382.00               18766.00               15476.00               35793.00
6/02                                          24643.00               20378.00               15883.00               29354.00

-------------------------------------------------------------------
                    Average Annual Total Return
                  For Periods Ended June 30, 2002
                                     1 Year     5 Years    10 Years
-------------------------------------------------------------------
Balanced Portfolio                    -6.59%     5.54%       9.44%
Merrill Lynch Domestic Master Index    8.59%     7.55%       7.38%
Merrill Lynch 91 Day T-Bill Index      2.63%     4.83%       4.74%
S&P 500 Index                        -17.99%     3.64%      11.37%
-------------------------------------------------------------------

In the graph, the Portfolio is compared against three indices representing the three major components of the Portfolio: equities, fixed income, and cash equivalent investments.

The Merrill Lynch Domestic Master Index is an unmanaged market value weighted index comprised of U.S. Government, mortgage and investment-grade corporate bonds. The index measures the income provided by, and the price changes of, the underlying securities.

The Merrill Lynch 91-Day T-Bill Index is comprised of a single issue purchased at the beginning of each month and held for a full month. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date.

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

This chart assumes an initial investment of $10,000 made on 6/30/92. Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns, which reflect deduction of charges for the separate account are shown on page 4.

 Balanced Portfolio




NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
June 30, 2002 (unaudited)

                                                    Market
                                    Shares/         Value
  Corporate Bonds (9.7%)              Par          (000's)
  ----------------------------------------------------------
  Aerospace-Defense (0.3%)
  Lockheed Martin Corporation,
   8.20%, 12/1/09                 $  7,450,000    $    8,623
                                                  ----------
      TOTAL                                            8,623
                                                  ----------
  Aircraft (0.3%)
  United Technologies
   Corporation, 6.10%, 5/15/12       7,840,000         8,120
                                                  ----------
      TOTAL                                            8,120
                                                  ----------

  Auto Related (0.7%)
  General Motors Acceptance
   Corporation, 6.875%,
   9/15/11                           1,600,000         1,589
  General Motors Acceptance
   Corporation, 7.25%, 3/2/11        1,665,000         1,700
  General Motors Acceptance
   Corporation, 8.00%, 11/1/31       5,000,000         5,114
  Toyota Motor Credit
   Corporation, 5.65%, 1/15/07       9,750,000        10,124
                                                  ----------
      TOTAL                                           18,527
                                                  ----------
  Beverages, Malt Beverages (1.2%)
  Anheuser-Busch Companies,
   Inc., 7.00%, 12/1/25              4,800,000         4,914
  Anheuser-Busch Companies,
   Inc., 7.50%, 3/15/12                910,000         1,047
  Coca-Cola Enterprises, Inc.,
   5.25%, 5/15/07                    8,975,000         9,175
  Coca-Cola Enterprises, Inc.,
   5.375%, 8/15/06                   4,175,000         4,296
  Coca-Cola Enterprises, Inc.,
   5.75%, 3/15/11                   10,000,000        10,149
  Coca-Cola Enterprises, Inc.,
   6.125%, 8/15/11                   3,924,000         4,041
                                                  ----------
      TOTAL                                           33,622
                                                  ----------

  Broad Woven Fabric Mills, Manmade (0.0%)
  +++Polysindo International
   Finance, 11.375%, 6/15/06         6,500,000           666
                                                  ----------
      TOTAL                                              666
                                                  ----------
  Carpets & Rugs (0.4%)
  Mohawk Industries, Inc.,
   7.20%, 4/15/12                   11,268,000        11,964
                                                  ----------
      TOTAL                                           11,964
                                                  ----------

  Commercial Banks (0.4%)
  Banco Montevideo, 8.40%,
   4/30/08 144A                      6,250,000         2,500
  Bank of America Corporation,
   7.40%, 1/15/11                    2,668,000         2,922
  Wells Fargo Bank, 6.45%,
   2/1/11                            4,850,000         5,069
                                                  ----------
      TOTAL                                           10,491
                                                  ----------

                                                    Market
                                    Shares/         Value
  Corporate Bonds (9.7%)              Par          (000's)
  ----------------------------------------------------------
  Crude Petroleum & Natural Gas (0.8%)
  Anadarko Petroleum Corp.,
   5.375%, 3/1/07                 $  9,450,000    $    9,579
  Occidental Petroleum, 6.75%,
   1/15/12                          11,017,000        11,581
                                                  ----------
      TOTAL                                           21,160
                                                  ----------

  Electric Services (1.3%)
  Atlantic City Electric,
   6.625%, 8/1/13                    4,000,000         4,073
  Exelon Generation Co. LLC,
   6.95%, 6/15/11                   11,787,000        12,204
  Ohio Edison Company, 7.375%,
   9/15/02                           3,665,000         3,694
  Public Service Electric &
   Gas Co., 6.875%, 1/1/03           9,000,000         9,170
  South Carolina Electric &
   Gas, 6.125%, 3/1/09               3,000,000         3,088
  Texas Utilities Electric
   Co., 7.875%, 3/1/23               4,000,000         4,069
                                                  ----------
      TOTAL                                           36,298
                                                  ----------

  Electronic Computers (0.4%)
  Hewlett-Packard Co., 5.50%,
   7/1/07                            1,725,000         1,715
  Hewlett-Packard Co., 6.50%,
   7/1/12                            8,250,000         8,172
                                                  ----------
      TOTAL                                            9,887
                                                  ----------

  Federal Savings Institutions (0.2%)
  Washington Mutual, Inc.,
   5.625%, 1/15/07                   5,000,000         5,064
                                                  ----------
      TOTAL                                            5,064
                                                  ----------

  Foreign Government Bonds (0.3%)
  Province of Quebec, 6.50%,
   1/17/06                           7,500,000         8,046
                                                  ----------
      TOTAL                                            8,046
                                                  ----------

  Machine Tools-Metal Forming Types (0.1%)
  Kennametal, Inc., 7.20%
   6/15/12                           4,000,000         3,997
                                                  ----------
      TOTAL                                            3,997
                                                  ----------

  Metal Mining (0.2%)
  Inco, Ltd., 7.75%, 5/15/12         2,100,000         2,168
  Rio Tinto Finance, Ltd.,
   5.75%, 7/3/06                     2,500,000         2,601
                                                  ----------
      TOTAL                                            4,769
                                                  ----------

  Motor Vehicle Parts/Accessories (0.6%)
  TRW, Inc., 7.125%, 6/1/09          6,095,000         6,469
  TRW, Inc., 7.75%, 6/1/29           9,220,000         9,637
                                                  ----------
      TOTAL                                           16,106
                                                  ----------

 Balanced Portfolio


                                                    Market
                                    Shares/         Value
  Corporate Bonds (9.7%)              Par          (000's)
  ----------------------------------------------------------
  Motors & Generators (0.1%)
  Emerson Electric Co., 5.75%,
   11/1/11                        $  1,918,000    $    1,922
                                                  ----------
      TOTAL                                            1,922
                                                  ----------

  Office Machines (0.2%)
  Pitney Bowes Credit Corp.,
   5.75%, 8/15/08                    5,000,000         5,183
                                                  ----------
      TOTAL                                            5,183
                                                  ----------

  Oil & Gas Extraction (0.2%)
  Chevron Corporation, 6.625%,
   10/1/04                           4,750,000         5,083
                                                  ----------
      TOTAL                                            5,083
                                                  ----------

  Petroleum Refining (0.3%)
  Valero Energy Corporation,
   6.875%, 4/15/12                   3,400,000         3,494
  Valero Energy Corporation,
   7.50%, 4/15/32                    5,700,000         5,719
                                                  ----------
      TOTAL                                            9,213
                                                  ----------

  Pharmaceuticals (1.2%)
  Baxter International, Inc.,
   5.25%, 5/1/07                     3,150,000         3,218
  Eli Lilly & Co., 5.50%,
   7/15/06                           4,800,000         4,975
  Eli Lilly & Co., 7.125%,
   6/1/25                            7,400,000         8,049
  Johnson & Johnson, 6.625%,
   9/1/09                            2,800,000         3,070
  Merck & Co., Inc., 5.95%,
   12/1/28                           5,750,000         5,443
  Pfizer, Inc., 5.625%, 2/1/06      11,300,000        11,917
                                                  ----------
      TOTAL                                           36,672
                                                  ----------

  Property & Casualty Insurance (0.2%)
  TIAA Global Markets, 5.00%,
   3/1/07 144A                       6,830,000         6,912
                                                  ----------
      TOTAL                                            6,912
                                                  ----------

  Retail-Misc Shopping Goods Stores (0.1%)
  Wal-Mart Canada Venture
   Corp., 5.58%, 5/1/06 144A         2,000,000         2,094
                                                  ----------
      TOTAL                                            2,094
                                                  ----------

  Security Brokers & Dealers (0.2%)
  Morgan Stanley Dean Witter &
   Co., 6.75%, 4/15/11               5,000,000         5,143
                                                  ----------
      TOTAL                                            5,143
                                                  ----------

      TOTAL CORPORATE BONDS
       (COST: $269,626)                              269,562
                                                  ----------
  Government (Domestic & Foreign) & Agency Bonds (26.2%)
  ----------------------------------------------------------
  Federal Government & Agencies (26.2%)
  Aid-Israel, 0.00%, 11/15/22       11,600,000         3,121
  Aid-Israel, 0.00%, 11/15/23       11,500,000         2,913

  Government (Domestic &                            Market
  Foreign) & Agency                 Shares/         Value
  Bonds (26.2%)                       Par          (000's)
  ----------------------------------------------------------
  Federal Government & Agencies continued
  Federal Home Loan Bank,
   5.54%, 1/8/09                  $  5,000,000    $    5,204
  Federal Home Loan Mortgage
   Corporation, 6.50%, 4/1/11        6,916,407         7,239
  Federal Home Loan Mortgage
   Corporation, 7.00%, 3/15/07       3,177,234         3,292
  Federal Home Loan Mortgage
   Corporation, 7.50%, 10/1/27       5,488,112         5,793
  Federal National Mortgage
   Association, 5.97%, 10/1/08       1,681,258         1,752
  Federal National Mortgage
   Association, 6.24%, 2/1/06        4,677,340         4,942
  Federal National Mortgage
   Association, 6.265%,
   10/1/08                           5,497,675         5,808
  Federal National Mortgage
   Association, 6.315%, 3/1/06       4,942,028         5,235
  Federal National Mortgage
   Association, 6.34%, 2/1/08        3,968,933         4,202
  Federal National Mortgage
   Association, 6.43%, 6/1/08        6,994,463         7,433
  Federal National Mortgage
   Association, 6.50%, 9/25/05       3,035,439         3,083
  Federal National Mortgage
   Association, 6.75%, 11/1/07       2,973,603         3,202
  Federal National Mortgage
   Association, 6.75%, 4/25/18       4,793,525         5,037
  Federal National Mortgage
   Association, 6.75%,
   12/25/23                          6,500,000         6,812
  Federal National Mortgage
   Association, 6.835%, 7/1/03       2,622,912         2,663
  Federal National Mortgage
   Association, 6.895%, 5/1/06       5,800,373         6,248
  Federal National Mortgage
   Association, 6.90%, 4/1/06        2,339,520         2,519
  Federal National Mortgage
   Association, 7.00%, 6/1/03          637,774           651
  Federal National Mortgage
   Association, 7.00%, 6/25/10       6,538,267         6,839
  Federal National Mortgage
   Association, 7.00%, 4/1/26        7,005,599         7,288
  Federal National Mortgage
   Association, 7.025%, 9/1/05       1,858,870         1,995
  Federal National Mortgage
   Association, 7.12%, 11/1/03         945,444           979
  Federal National Mortgage
   Association, 7.25%, 5/1/04        1,511,095         1,593
  Federal National Mortgage
   Association, 8.40%, 2/25/09       4,054,165         4,184
  Federal National Mortgage
   Association, 11.00%,
   12/1/12                              52,394            60
  Federal National Mortgage
   Association, 11.00%, 9/1/17         351,331           406
  Federal National Mortgage
   Association, 11.00%,
   12/1/17                              38,683            45
  Federal National Mortgage
   Association, 11.00%, 2/1/18         140,294           162
  Federal National Mortgage
   Association, 11.50%, 4/1/18         190,153           223

 Balanced Portfolio




  Government (Domestic &                            Market
  Foreign) & Agency                 Shares/         Value
  Bonds (26.2%)                       Par          (000's)
  ----------------------------------------------------------
  Federal Government & Agencies continued
  Federal National Mortgage
   Association, 12.00%, 9/1/12    $    390,173    $      456
  Federal National Mortgage
   Association, 12.00%,
   12/1/12                              97,543           115
  Federal National Mortgage
   Association, 12.00%, 9/1/17         129,419           153
  Federal National Mortgage
   Association, 12.00%,
   10/1/17                              93,696           111
  Federal National Mortgage
   Association, 12.00%,
   12/1/17                             106,135           126
  Federal National Mortgage
   Association, 12.00%, 2/1/18         165,350           196
  Federal National Mortgage
   Association, 12.50%, 4/1/18         108,000           129
  Federal National Mortgage
   Association, 13.00%,
   11/1/12                              74,899            89
  Federal National Mortgage
   Association, 13.00%,
   11/1/17                              74,088            89
  Federal National Mortgage
   Association, 13.00%,
   12/1/17                              66,584            80
  Federal National Mortgage
   Association, 13.00%, 2/1/18         186,194           224
  Federal National Mortgage
   Association, 14.00%,
   12/1/17                              56,071            69
  Government National Mortgage
   Association, 5.50%, 7/1/25       24,407,000        23,621
  Government National Mortgage
   Association, 7.00%, 3/15/28          95,545            99
  Government National Mortgage
   Association, 7.00%, 5/15/23       5,271,485         5,523
  Government National Mortgage
   Association, 7.00%, 6/15/23         393,705           412
  Government National Mortgage
   Association, 7.00%, 7/15/23         545,534           571
  Government National Mortgage
   Association, 7.00%, 8/15/23           6,631             7
  Government National Mortgage
   Association, 7.00%, 9/15/23         187,566           197
  Government National Mortgage
   Association, 7.00%,
   10/15/23                            222,846           234
  Government National Mortgage
   Association, 7.00%,
   11/15/23                            854,277           895
  Government National Mortgage
   Association, 7.00%,
   12/15/27                            223,788           233
  Government National Mortgage
   Association, 7.00%, 1/15/28         256,277           267
  Government National Mortgage
   Association, 7.00%, 2/15/28          86,104            90
  Government National Mortgage
   Association, 7.00%, 4/15/28         422,391           440
  Government National Mortgage
   Association, 7.00%, 5/15/28         677,882           705
  Government National Mortgage
   Association, 7.00%, 6/15/28       1,966,419         2,049
  Government National Mortgage
   Association, 7.00%, 7/15/28       2,610,118         2,716
  Government National Mortgage
   Association, 7.50%, 1/15/23         313,242           333

  Government (Domestic &                            Market
  Foreign) & Agency                 Shares/         Value
  Bonds (26.2%)                       Par          (000's)
  ----------------------------------------------------------
  Federal Government & Agencies continued
  Government National Mortgage
   Association, 7.50%, 6/15/23    $    161,675    $      172
  Government National Mortgage
   Association, 7.50%, 6/15/24           4,275             5
  Government National Mortgage
   Association, 7.50%, 7/15/24         184,586           196
  Government National Mortgage
   Association, 7.50%, 8/15/25           6,695             7
  Government National Mortgage
   Association, 7.50%, 9/15/25         101,054           107
  Government National Mortgage
   Association, 7.50%,
   11/15/25                              5,839             6
  Government National Mortgage
   Association, 7.50%,
   12/15/25                            203,959           217
  Government National Mortgage
   Association, 7.50%, 1/15/26           6,012             6
  Government National Mortgage
   Association, 7.50%, 3/15/26         246,058           261
  Government National Mortgage
   Association, 7.50%, 6/15/26         384,387           407
  Government National Mortgage
   Association, 7.50%, 9/15/26           6,498             7
  Government National Mortgage
   Association, 7.50%,
   10/15/26                             35,917            38
  Government National Mortgage
   Association, 7.50%,
   12/15/26                            394,331           419
  Government National Mortgage
   Association, 7.50%, 1/15/27          22,270            24
  Government National Mortgage
   Association, 7.50%, 2/15/27         202,119           214
  Government National Mortgage
   Association, 7.50%, 3/15/27          17,705            19
  Government National Mortgage
   Association, 7.50%, 4/15/27         748,701           794
  Government National Mortgage
   Association, 7.50%, 5/15/27         249,321           264
  Government National Mortgage
   Association, 7.50%, 7/15/27         218,569           232
  Government National Mortgage
   Association, 7.50%,
   12/15/27                             59,683            63
  Government National Mortgage
   Association, 7.50%, 7/15/28         158,094           167
  Government National Mortgage
   Association, 8.00%, 9/15/24         140,052           150
  Government National Mortgage
   Association, 8.00%, 5/15/26         251,255           268
  Government National Mortgage
   Association, 8.00%, 6/15/26         213,242           228
  Government National Mortgage
   Association, 8.00%, 7/15/26         337,569           361
  Government National Mortgage
   Association, 8.00%, 8/15/26         135,155           144
  Government National Mortgage
   Association, 8.00%, 9/15/26         147,238           157
  Government National Mortgage
   Association, 8.00%,
   10/15/26                            327,228           350
  Government National Mortgage
   Association, 8.00%,
   11/15/26                            101,214           108

 Balanced Portfolio


  Government (Domestic &                            Market
  Foreign) & Agency                 Shares/         Value
  Bonds (26.2%)                       Par          (000's)
  ----------------------------------------------------------
  Federal Government & Agencies continued
  Government National Mortgage
   Association, 8.00%,
   12/15/26                       $    142,525    $      152
  Government National Mortgage
   Association, 8.00%, 4/15/27         377,374           403
  Government National Mortgage
   Association, 8.00%, 6/15/27          84,304            90
  Government National Mortgage
   Association, 8.00%, 7/15/27          84,518            90
  Government National Mortgage
   Association, 8.00%, 7/20/28         834,372           886
  Government National Mortgage
   Association, 8.50%, 5/15/22           1,949             2
  Government National Mortgage
   Association, 8.50%, 9/15/22           1,972             2
  Government National Mortgage
   Association, 8.50%,
   10/15/22                             14,678            16
  Government National Mortgage
   Association, 8.50%,
   12/15/22                              7,671             8
  Government National Mortgage
   Association, 8.50%, 6/15/24           4,376             5
  Government National Mortgage
   Association, 8.50%, 7/15/24           8,375             9
  Government National Mortgage
   Association, 8.50%, 8/15/24          23,246            25
  Government National Mortgage
   Association, 8.50%,
   12/15/24                              3,234             4
  Government National Mortgage
   Association, 8.50%, 1/15/25          39,573            43
  Government National Mortgage
   Association, 8.50%, 2/15/25          31,658            35
  Government National Mortgage
   Association, 8.50%,
   11/15/25                              3,981             4
  Government National Mortgage
   Association, 8.50%, 1/15/26          17,628            19
  Government National Mortgage
   Association, 8.50%, 2/15/26           1,932             2
  Government National Mortgage
   Association, 8.50%, 3/15/26           9,587            10
  Government National Mortgage
   Association, 8.50%, 4/15/26          36,795            40
  Government National Mortgage
   Association, 8.50%, 5/15/26           4,938             5
  Government National Mortgage
   Association, 11.00%,
   1/15/18                           3,253,180         3,756
  Housing & Urban Development,
   6.17%, 8/1/14                    14,981,000        15,473
  Rural Housing Trust 1987-1,
   Series 1, Class D, 6.33%,
   4/1/26                            2,435,505         2,501
  US Treasury, 3.00%, 1/31/04       14,795,000        14,891
  US Treasury, 3.25%, 12/31/03      51,900,000        52,489
  US Treasury, 3.50%, 11/15/06      12,684,000        12,458
  US Treasury, 3.625%, 3/31/04      39,270,000        39,877
  US Treasury, 3.875%, 6/30/03      18,827,000        19,180
  US Treasury, 4.625%, 2/28/03      13,022,000        13,259
  US Treasury, 4.75%, 2/15/04       19,250,000        19,914
  US Treasury, 4.88%, 2/15/12        6,216,000         6,239
  US Treasury, 5.25%, 5/15/04       25,875,000        27,044

  Government (Domestic &                            Market
  Foreign) & Agency                 Shares/         Value
  Bonds (26.2%)                       Par          (000's)
  ----------------------------------------------------------
  Federal Government & Agencies continued
  US Treasury, 5.375%, 2/15/31    $ 38,760,000    $   37,955
  US Treasury, 5.625%,
   12/31/02                          2,300,000         2,344
  US Treasury, 6.25%, 5/15/30       11,015,000        11,932
  US Treasury Inflation Index
   Bond, 3.375%, 1/15/07            17,692,442        18,403
  US Treasury Inflation Index
   Bond, 3.625%, 7/15/02             2,806,150         2,808
  US Treasury Inflation Index
   Bond, 3.625%, 1/15/08            25,948,864        27,165
  US Treasury Inflation Index
   Bond, 3.625%, 4/15/28             7,224,425         7,802
  US Treasury Inflation Index
   Bond, 3.875%, 4/15/29           136,225,366       153,529
  US Treasury Inflation Index
   Bond, 4.25%, 1/15/10             72,656,640        78,844
  Vendee Mortgage Trust,
   Series 1998-3, Class E,
   6.50%, 3/15/29                    4,500,000         4,107
                                                  ----------

      TOTAL GOVERNMENT (DOMESTIC & FOREIGN) &
       AGENCY BONDS
       (COST: $690,132)                              730,363
                                                  ----------
  Mortgage/Asset Backed Securities (4.9%)
  ----------------------------------------------------------
  Auto Related (0.0%)
  Fleetwood Credit Corporation
   Grantor Trust, Series
   1997-B, Class A, 6.40%,
   5/15/13                             732,115           762
  Team Fleet Financing
   Corporation, Series 1996-1,
   Class A, 6.65%, 12/15/02
   144A                                391,557           392
                                                  ----------
      TOTAL                                            1,154
                                                  ----------

  Boat Dealers (0.0%)
  Nationscredit Grantor Trust,
   Series 1997-2, Class A1,
   6.35%, 4/15/14                      560,313           583
                                                  ----------
      TOTAL                                              583
                                                  ----------

  Commercial Banks (0.1%)
  Nationsbank Lease
   Pass-Through Trust, Series
   1997-A, Class 1, 7.442%,
   1/10/11 144A                      1,641,406         1,740
                                                  ----------
      TOTAL                                            1,740
                                                  ----------

  Commercial Mortgages (3.5%)
  Asset Securitization
   Corporation, Series
   1996-MD6, Class CS1,
   1.632%, 11/13/26 IO               7,895,699            81
  Asset Securitization
   Corporation, Series
   1996-MD6, Class CS2,
   1.098%, 11/13/26 IO              79,473,178         1,489
  Asset Securitization
   Corporation, Series
   1997-D5, Class PS1, 1.616%,
   2/14/41 IO                       21,092,564         1,543

 Balanced Portfolio




                                                    Market
  Mortgage/Asset Backed             Shares/         Value
  Securities (4.9%)                   Par          (000's)
  ----------------------------------------------------------
  Commercial Mortgages continued
  Chase Commercial Mortgage
   Securities Corporation,
   Series 1997-2, Class A2,
   6.60%, 11/19/07                $  8,500,000    $    9,098
  Chase Commercial Mortgage
   Securities Corporation,
   Series 1997-2, Class B,
   6.60%, 11/19/07                   2,500,000         2,660
  Commercial Mortgage
   Acceptance Corporation,
   Series 1997-ML1, Class B,
   6.644%, 12/15/07                  2,500,000         2,626
  Credit Suisse First Boston
   Mortgage Securities
   Corporation, Series
   1997-C1, Class A2, 7.26%,
   6/20/07 144A                      2,926,026         3,143
  Credit Suisse First Boston
   Mortgage Securities
   Corporation, Series
   1997-C1, Class B, 7.28%,
   6/20/07 144A                      3,250,000         3,536
  Criimi Mae Commercial
   Mortgage Trust, Series
   1998-C1, Class A1, 7.00%,
   11/2/06 144A                      6,500,000         6,760
  Criimi Mae Commercial
   Mortgage Trust, Series
   1998-C1, Class B, 7.00%,
   11/2/11 144A                      5,700,000         5,336
  DLJ Commercial Mortgage
   Corporation, Series
   1998-CF1, Class S, 0.70%,
   1/15/18 IO                      240,932,455         7,553
  DLJ Mortgage Acceptance
   Corporation, Series
   1997-CF2, Class S, 0.352%,
   10/15/17 IO, 144A                17,183,368           321
  Midland Realty Acceptance
   Corporation, Series
   1996-C2, Class AEC, 1.353%,
   1/25/29 IO, 144A                 22,193,168         1,176
  Morgan Stanley Capital,
   Series 1998-WF2, Class A2,
   6.54%, 5/15/08                   15,000,000        16,075
  Mortgage Capital Funding,
   Inc., Series 1997-MC1,
   Class A3, 7.288%, 3/20/07        19,000,000        20,716
  Nomura Asset Securities
   Corporation, Series
   1998-D6, Class A2, 6.993%,
   3/17/28                          14,912,424        16,085
  RMF Commercial Mortgage
   Pass-Through, Series
   1997-1, Class F, 7.471%,
   1/15/19 144A                      1,800,000           871
                                                  ----------
      TOTAL                                           99,069
                                                  ----------

                                                    Market
  Mortgage/Asset Backed             Shares/         Value
  Securities (4.9%)                   Par          (000's)
  ----------------------------------------------------------
  Credit Card Asset Backed (0.6%)
  Citibank Credit Card Master
   Trust I, Series 1997-6,
   Class A, 0.00%, 8/15/06        $ 17,000,000    $   15,811
  Heilig-Meyers Master Trust,
   Series 1998-1A, Class A,
   6.125%, 1/20/07 144A              3,023,092           121
                                                  ----------
      TOTAL                                           15,932
                                                  ----------

  Franchise Loan Receivables (0.1%)
  Enterprise Mortgage
   Acceptance Company, Series
   1998-1, 1.37%, 1/15/23 IO,
   144A                             34,107,819         1,262
  FMAC Loan Receivables Trust,
   Series 1998-A, Class A1,
   6.20%, 9/15/20 144A                 158,650           158
  Global Franchise Trust,
   Series 1998-1, Class A1,
   6.349%, 4/10/04 144A                841,457           824
                                                  ----------
      TOTAL                                            2,244
                                                  ----------

  Home Equity Loan (0.1%)
  Vanderbilt Mortgage Finance,
   Inc., Series 1997-B, Class
   1A4, 7.19%, 2/7/14                2,500,000         2,596
                                                  ----------
      TOTAL                                            2,596
                                                  ----------

  Motorcycle Dealers (0.0%)
  Harley-Davidson Eaglemark
   Motorcycle Trust, Series
   1998-2, Class A2, 5.87%,
   4/15/04                             467,127           469
                                                  ----------
      TOTAL                                              469
                                                  ----------

  Residential Mortgages (0.1%)
  Blackrock Capital Finance
   LP, Series 1997-R1, Class
   B3, 7.75%, 3/25/37 144A           3,331,232           583
  Blackrock Capital Finance
   LP, Series 1997-R3, Class
   B3, 7.25%, 11/25/28 144A          5,527,424           829
                                                  ----------
      TOTAL                                            1,412
                                                  ----------

  Retail-Retail Stores (0.4%)
  LB Mortgage Trust, Series
   1991-2, Class A3, 8.396%,
   1/20/17                          10,510,802        12,002
                                                  ----------
      TOTAL                                           12,002
                                                  ----------

      TOTAL MORTGAGE/ASSET BACKED SECURITIES
       (COST: $141,858)                              137,201
                                                  ----------
  Common Stock (41.3%)
  ----------------------------------------------------------
  Consumer Discretionary (5.6%)
  American Greetings
   Corporation -- Class A                8,100           135
  *AOL Time Warner, Inc.               561,400         8,258
  *AutoZone, Inc.                       13,575         1,049

 Balanced Portfolio


                                                    Market
                                    Shares/         Value
  Common Stock (41.3%)                Par          (000's)
  ----------------------------------------------------------
  Consumer Discretionary continued
  *Bed Bath & Beyond, Inc.              36,800    $    1,389
  *Best Buy Co., Inc.                   40,300         1,463
  *Big Lots, Inc.                       14,500           285
  The Black & Decker
   Corporation                          10,100           487
  Brunswick Corporation                 11,100           311
  Carnival Corporation                  74,373         2,059
  Centex Corporation                     7,800           451
  Circuit City Stores, Inc.             26,500           497
  *Clear Channel
   Communications, Inc.                 75,750         2,426
  *Comcast
   Corporation -- Class A              119,800         2,807
  Cooper Tire & Rubber Company           9,200           189
  *Costco Wholesale
   Corporation                          57,352         2,215
  Dana Corporation                      18,815           349
  Darden Restaurants, Inc.              22,249           550
  Delphi Automotive Systems
   Corporation                          71,069           938
  Dillard's, Inc. -- Class A            10,636           280
  Dollar General Corporation            42,165           802
  Dow Jones & Company, Inc.             10,680           517
  Eastman Kodak Company                 37,017         1,080
  Family Dollar Stores, Inc.            21,900           772
  *Federated Department
   Stores, Inc.                         24,312           965
  Ford Motor Company                   229,707         3,675
  Fortune Brands, Inc.                  18,833         1,055
  Gannett Co., Inc.                     33,550         2,546
  The Gap, Inc.                        109,725         1,558
  General Motors Corporation            70,425         3,764
  The Goodyear Tire & Rubber
   Company                              20,700           387
  Harley-Davidson, Inc.                 38,375         1,967
  *Harrah's Entertainment,
   Inc.                                 14,250           632
  Hasbro, Inc.                          21,875           297
  Hilton Hotels Corporation             46,850           651
  The Home Depot, Inc.                 297,197        10,916
  *International Game
   Technology                           11,400           646
  The Interpublic Group of
   Companies, Inc.                      47,900         1,186
  J. C. Penney Company, Inc.            33,425           736
  Johnson Controls, Inc.                11,100           906
  *Jones Apparel Group, Inc.            15,900           596
  KB Home                                6,400           330
  Knight-Ridder, Inc.                   10,650           670
  *Kohl's Corporation                   42,433         2,974
  Leggett & Platt Incorporated          24,967           584
  The Limited, Inc.                     65,613         1,398
  Liz Claiborne, Inc.                   13,300           423
  Lowe's Companies, Inc.                98,250         4,461
  Marriott International,
   Inc. -- Class A                      30,600         1,164
  Mattel, Inc.                          54,760         1,154
  The May Department Stores
   Company                              37,200         1,225
  Maytag Corporation                     9,767           417
  McDonald's Corporation               163,071         4,639
  The McGraw-Hill Companies,
   Inc.                                 24,540         1,465
  Meredith Corporation                   6,300           242

                                                    Market
                                    Shares/         Value
  Common Stock (41.3%)                Par          (000's)
  ----------------------------------------------------------
  Consumer Discretionary continued
  The New York Times
   Company -- Class A                   19,092    $      983
  Newell Rubbermaid, Inc.               33,811         1,185
  NIKE, Inc. -- Class B                 34,000         1,824
  Nordstrom, Inc.                       17,033           386
  *Office Depot, Inc.                   38,943           654
  Omnicom Group, Inc.                   23,600         1,081
  Pulte Corporation                      7,700           443
  RadioShack Corporation                22,767           684
  *Reebok International, Ltd.            7,500           221
  Sears, Roebuck & Co.                  40,950         2,224
  The Sherwin-Williams Company          19,560           585
  Snap-On Incorporated                   7,317           217
  The Stanley Works                     10,750           441
  *Staples, Inc.                        58,550         1,153
  *Starbucks Corporation                48,450         1,204
  Starwood Hotels & Resorts
   Worldwide, Inc.                      25,100           826
  Target Corporation                   114,543         4,364
  Tiffany & Co.                         18,333           645
  The TJX Companies, Inc.               69,200         1,357
  *TMP Worldwide, Inc.                  14,033           302
  *Toys 'R' Us, Inc.                    26,550           464
  Tribune Company                       37,831         1,646
  TRW, Inc.                             16,000           912
  Tupperware Corporation                 7,400           154
  *Univision Communications,
   Inc. -- Class A                      29,000           911
  V. F. Corporation                     14,043           551
  *Viacom, Inc. -- Class B             224,861         9,977
  Visteon Corporation                   16,512           234
  Wal-Mart Stores, Inc.                565,333        31,099
  The Walt Disney Company              258,633         4,888
  Wendy's International, Inc.           13,250           528
  Whirlpool Corporation                  8,450           552
  *Yum! Brands, Inc.                    36,980         1,082
                                                  ----------
      TOTAL                                          156,715
                                                  ----------

  Consumer Staples (4.1%)
  Adolph Coors Company --
   Class B                               4,600           287
  Alberto-Culver Company --
   Class B                               7,300           349
  Albertson's, Inc.                     51,495         1,569
  Anheuser-Busch Companies,
   Inc.                                112,119         5,606
  Archer-Daniels-Midland
   Company                              82,975         1,061
  Avon Products, Inc.                   29,975         1,566
  Brown-Forman Corporation --
   Class B                               8,700           600
  Campbell Soup Company                 51,954         1,437
  The Clorox Company                    29,550         1,222
  The Coca-Cola Company                315,100        17,647
  Coca-Cola Enterprises, Inc.           56,400         1,245
  Colgate-Palmolive Company             69,954         3,501
  ConAgra Foods, Inc.                   68,133         1,884
  CVS Corporation                       49,533         1,516
  General Mills, Inc.                   46,333         2,042
  The Gillette Company                 133,865         4,534

 Balanced Portfolio




                                                    Market
                                    Shares/         Value
  Common Stock (41.3%)                Par          (000's)
  ----------------------------------------------------------
  Consumer Staples continued
  H.J. Heinz Company                    44,383    $    1,824
  Hershey Foods Corporation             17,150         1,072
  The J.M. Smucker Company               3,293           112
  Kellogg Company                       51,543         1,848
  Kimberly-Clark Corporation            66,597         4,129
  *The Kroger Co.                      101,473         2,019
  The Pepsi Bottling Group,
   Inc.                                 36,200         1,115
  PepsiCo, Inc.                        221,900        10,696
  Philip Morris Companies,
   Inc.                                274,804        12,003
  The Procter & Gamble Company         164,373        14,679
  *Safeway, Inc.                        63,700         1,859
  Sara Lee Corporation                  99,584         2,055
  SUPERVALU, Inc.                       16,750           411
  SYSCO Corporation                     84,350         2,296
  Unilever NV, ADR                      72,527         4,700
  UST, Inc.                             21,333           725
  Walgreen Co.                         129,554         5,005
  Winn-Dixie Stores, Inc.               17,850           278
  Wm. Wrigley Jr. Company               28,533         1,579
                                                  ----------
      TOTAL                                          114,471
                                                  ----------

  Energy (3.2%)
  Amerada Hess Corporation              11,200           924
  Anadarko Petroleum
   Corporation                          31,577         1,557
  Apache Corporation                    17,400         1,000
  Ashland, Inc.                          8,800           356
  Baker Hughes Incorporated             42,640         1,419
  *BJ Services Company                  19,800           671
  Burlington Resources, Inc.            25,486           968
  ChevronTexaco Corporation            135,284        11,973
  Conoco, Inc.                          79,375         2,207
  Devon Energy Corporation              19,700           971
  Dynegy, Inc. -- Class A               44,500           320
  EOG Resources, Inc.                   14,640           581
  Exxon Mobil Corporation              867,571        35,502
  Halliburton Company                   54,485           868
  Kerr-McGee Corporation                12,657           678
  Marathon Oil Corporation              39,191         1,063
  *Nabors Industries, Inc.              17,850           627
  *Noble Drilling Corporation           16,750           647
  Occidental Petroleum
   Corporation                          47,380         1,421
  Phillips Petroleum Company            48,373         2,848
  *Rowan Companies, Inc.                11,850           254
  Royal Dutch Petroleum
   Company, ADR                        269,431        14,892
  Schlumberger Limited                  73,033         3,396
  Sunoco, Inc.                           9,550           340
  Transocean Sedco Forex, Inc.          40,454         1,260
  Unocal Corporation                    30,933         1,143
                                                  ----------
      TOTAL                                           87,886
                                                  ----------

  Financials (8.0%)
  ACE Limited                           32,900         1,040
  AFLAC Incorporated                    66,250         2,120
  The Allstate Corporation              90,469         3,346
  Ambac Financial Group, Inc.           13,400           900
  American Express Company             169,200         6,145

                                                    Market
                                    Shares/         Value
  Common Stock (41.3%)                Par          (000's)
  ----------------------------------------------------------
  Financials continued
  American International
   Group, Inc.                         331,290    $   22,603
  AmSouth Bancorporation                46,245         1,035
  Aon Corporation                       34,175         1,007
  Bank of America Corporation          199,520        14,038
  The Bank of New York
   Company, Inc.                        93,420         3,153
  Bank One Corporation                 148,045         5,697
  BB&T Corporation                      58,500         2,258
  The Bear Stearns Companies,
   Inc.                                 12,645           774
  Capital One Financial
   Corporation                          27,300         1,667
  The Charles Schwab
   Corporation                         173,286         1,941
  Charter One Financial, Inc.           28,554           982
  The Chubb Corporation                 21,550         1,526
  Cincinnati Financial
   Corporation                          20,480           953
  Citigroup, Inc.                      652,474        25,282
  Comerica Incorporated                 22,600         1,388
  Conseco, Inc.                         43,770            88
  Countrywide Credit
   Industries, Inc.                     15,600           753
  Fannie Mae                           126,729         9,346
  Fifth Third Bancorp                   73,943         4,928
  First Tennessee National
   Corporation                          16,100           617
  FleetBoston Financial
   Corporation                         132,328         4,281
  Franklin Resources, Inc.              33,150         1,414
  Freddie Mac                           88,114         5,393
  Golden West Financial
   Corporation                          19,950         1,372
  The Hartford Financial
   Services Group, Inc.                 31,050         1,847
  Household International,
   Inc.                                 58,025         2,884
  Huntington Bancshares
   Incorporated                         31,900           619
  J.P. Morgan Chase & Co.              250,262         8,489
  Jefferson-Pilot Corporation           19,053           895
  John Hancock Financial
   Services, Inc.                       37,900         1,334
  KeyCorp                               53,725         1,467
  Lehman Brothers Holdings,
   Inc.                                 30,956         1,935
  Lincoln National Corporation          24,060         1,011
  Loews Corporation                     24,333         1,307
  Marsh & McLennan Companies,
   Inc.                                 34,840         3,366
  Marshall & Ilsley
   Corporation                          27,100           838
  MBIA, Inc.                            18,850         1,066
  MBNA Corporation                     107,997         3,571
  Mellon Financial Corporation          56,009         1,760
  Merrill Lynch & Co., Inc.            106,800         4,325
  MetLife, Inc.                         91,915         2,647
  MGIC Investment Corporation           13,600           922
  Moody's Corporation                   19,800           985
  Morgan Stanley Dean Witter &
   Co.                                 139,731         6,020
  National City Corporation             77,079         2,563
  Northern Trust Corporation            28,150         1,240

 Balanced Portfolio


                                                    Market
                                    Shares/         Value
  Common Stock (41.3%)                Par          (000's)
  ----------------------------------------------------------
  Financials continued
  The PNC Financial Services
   Group, Inc.                          36,500    $    1,908
  The Progressive Corporation           27,900         1,614
  Providian Financial
   Corporation                          36,043           212
  Regions Financial
   Corporation                          28,890         1,015
  SAFECO Corporation                    16,250           502
  SLM Corporation                       19,886         1,927
  SouthTrust Corporation                43,933         1,148
  The St. Paul Companies, Inc.          26,320         1,024
  State Street Corporation              41,200         1,842
  Stilwell Financial, Inc.              28,071           511
  SunTrust Banks, Inc.                  36,567         2,476
  Synovus Financial Corp.               36,950         1,017
  T. Rowe Price Group, Inc.             15,600           513
  Torchmark Corporation                 15,750           602
  U.S. Bancorp                         242,009         5,651
  Union Planters Corporation            26,112           845
  UnumProvident Corporation             30,706           781
  Wachovia Corporation                 172,557         6,588
  Washington Mutual, Inc.              122,138         4,533
  Wells Fargo & Company                214,985        10,762
  XL Capital, Ltd. -- Class A           16,800         1,423
  Zions Bancorporation                  11,600           604
                                                  ----------
      TOTAL                                          224,636
                                                  ----------

  Health Care (5.7%)
  Abbott Laboratories                  197,425         7,433
  Aetna, Inc.                           18,379           882
  Allergan, Inc.                        16,633         1,110
  AmerisourceBergen
   Corporation                          13,200         1,003
  *Amgen, Inc.                         132,875         5,565
  Applera
   Corporation -- Applied
   Biosystems Group                     26,967           526
  Bausch & Lomb Incorporated             6,800           230
  Baxter International, Inc.            74,900         3,329
  Becton, Dickinson and
   Company                              32,850         1,132
  *Biogen, Inc.                         18,800           779
  Biomet, Inc.                          34,255           929
  *Boston Scientific
   Corporation                          51,190         1,501
  Bristol-Myers Squibb Company         245,444         6,308
  C. R. Bard, Inc.                       6,450           365
  Cardinal Health, Inc.                 57,050         3,503
  *Chiron Corporation                   24,078           850
  CIGNA Corporation                     18,371         1,790
  Eli Lilly and Company                142,566         8,041
  *Forest Laboratories, Inc.            22,667         1,605
  *Genzyme Corporation                  26,900           518
  *Guidant Corporation                  38,612         1,167
  HCA, Inc.                             65,315         3,102
  *Health Management
   Associates, Inc.                     30,700           619
  *HEALTHSOUTH Corporation              49,800           637
  *Humana, Inc.                         21,400           334
  *Immunex Corporation                  69,200         1,546
  IMS Health Incorporated               37,433           672
  Johnson & Johnson                    389,023        20,330
  *King Pharmaceuticals, Inc.           31,166           693
  *Manor Care, Inc.                     13,000           299
  McKesson HBOC, Inc.                   36,493         1,193

                                                    Market
                                    Shares/         Value
  Common Stock (41.3%)                Par          (000's)
  ----------------------------------------------------------
  Health Care continued
  *MedImmune, Inc.                      31,400    $      829
  Medtronic, Inc.                      153,500         6,577
  Merck & Co., Inc.                    288,500        14,610
  Pfizer, Inc.                         797,290        27,906
  Pharmacia Corporation                164,521         6,161
  *Quintiles Transnational
   Corp.                                15,200           190
  Schering-Plough Corporation          185,650         4,567
  *St. Jude Medical, Inc.               11,050           816
  Stryker Corporation                   24,950         1,335
  *Tenet Healthcare
   Corporation                          41,300         2,955
  UnitedHealth Group
   Incorporated                         39,514         3,618
  *Watson Pharmaceuticals,
   Inc.                                 13,500           341
  *Wellpoint Health Networks,
   Inc. -- Class A                      18,300         1,424
  Wyeth                                167,271         8,564
  Zimmer Holdings, Inc.                 24,573           876
                                                  ----------
      TOTAL                                          158,760
                                                  ----------

  Industrials (4.6%)
  3M Company                            49,712         6,115
  *Allied Waste Industries,
   Inc.                                 24,950           240
  *American Power Conversion
   Corporation                          24,750           313
  *American Standard
   Companies, Inc.                       9,100           683
  *AMR Corporation                      19,600           330
  *Apollo Group, Inc. -- Class
   A                                    21,900           863
  Automatic Data Processing,
   Inc.                                 78,700         3,427
  Avery Dennison Corporation            13,950           875
  The Boeing Company                   106,218         4,780
  Burlington Northern Santa Fe
   Corporation                          48,708         1,461
  Caterpillar, Inc.                     43,512         2,130
  *Cendant Corporation                 132,273         2,100
  Cintas Corporation                    21,567         1,065
  *Concord EFS, Inc.                    64,500         1,944
  *Convergys Corporation                21,850           426
  Cooper Industries, Ltd.               11,900           468
  Crane Co.                              7,525           191
  CSX Corporation                       27,150           952
  Cummins, Inc.                          5,200           172
  Danaher Corporation                   18,900         1,254
  Deere & Company                       30,140         1,444
  Delta Air Lines, Inc.                 15,633           313
  Deluxe Corporation                     8,412           327
  Dover Corporation                     25,733           901
  Eaton Corporation                      8,800           640
  Emerson Electric Co.                  53,325         2,853
  Equifax, Inc.                         18,400           497
  *FedEx Corporation                    37,840         2,021
  First Data Corporation                96,722         3,598
  *Fiserv, Inc.                         24,125           886
  Fluor Corporation                     10,200           397
  General Dynamics Corporation          25,600         2,723
  General Electric Company           1,260,098        36,605
  Genuine Parts Company                 22,075           770
  Goodrich Corporation                  12,900           352
  H&R Block, Inc.                       23,150         1,068

 Balanced Portfolio




                                                    Market
                                    Shares/         Value
  Common Stock (41.3%)                Par          (000's)
  ----------------------------------------------------------
  Industrials continued
  Honeywell International,
   Inc.                                103,150    $    3,634
  Illinois Tool Works, Inc.             38,600         2,636
  Ingersoll Rand Co. -- Class
   A                                    21,270           971
  ITT Industries, Inc.                  11,200           791
  Lockheed Martin Corporation           56,222         3,907
  Masco Corporation                     58,200         1,578
  McDermott International,
   Inc.                                  7,800            63
  Molex Incorporated                    24,675           827
  Navistar International
   Corporation                           7,620           244
  Norfolk Southern Corporation          49,043         1,147
  Northrop Grumman Corporation          14,000         1,750
  PACCAR, Inc.                          14,585           647
  Pall Corporation                      15,516           322
  Parker-Hannifin Corporation           14,900           712
  Paychex, Inc.                         47,540         1,488
  Pitney Bowes, Inc.                    30,927         1,228
  *Power-One, Inc.                      10,000            62
  R. R. Donnelley & Sons
   Company                              14,333           395
  Raytheon Company                      49,600         2,021
  *Robert Half International,
   Inc.                                 22,260           519
  Rockwell Collins, Inc.                23,250           638
  Rockwell International
   Corporation                          23,350           467
  Ryder System, Inc.                     7,700           209
  Sabre Holdings
   Corporation -- Class A               18,109           648
  Southwest Airlines Co.                97,295         1,572
  Textron, Inc.                         17,950           842
  Thomas & Betts Corporation             7,400           138
  Tyco International, Ltd.             253,183         3,421
  Union Pacific Corporation             31,540         1,996
  United Technologies
   Corporation                          59,933         4,069
  W.W. Grainger, Inc.                   11,900           596
  Waste Management, Inc.                79,597         2,074
                                                  ----------
      TOTAL                                          126,796
                                                  ----------

  Information Technology (5.7%)
  *ADC Telecommunications,
   Inc.                                100,650           230
  Adobe Systems Incorporated            30,075           857
  *Advanced Micro Devices,
   Inc.                                 43,100           419
  *Agilent Technologies, Inc.           58,788         1,390
  *Altera Corporation                   48,865           665
  *Analog Devices, Inc.                 46,243         1,373
  *Andrew Corporation                   12,462           179
  *Apple Computer, Inc.                 44,800           794
  *Applied Materials, Inc.             208,000         3,956
  *Applied Micro Circuits
   Corporation                          38,000           180
  Autodesk, Inc.                        13,866           184
  *Avaya, Inc.                          45,612           226
  *BMC Software, Inc.                   30,840           512
  *Broadcom Corporation --
   Class A                              33,300           584
  *CIENA Corporation                    41,700           175
  *Cisco Systems, Inc.                 930,267        12,977
  *Citrix Systems, Inc.                 23,780           144

                                                    Market
                                    Shares/         Value
  Common Stock (41.3%)                Par          (000's)
  ----------------------------------------------------------
  Information Technology continued
  Computer Associates
   International, Inc.                  73,232    $    1,164
  *Computer Sciences
   Corporation                          21,650         1,035
  *Compuware Corporation                47,343           287
  *Comverse Technology, Inc.            23,600           219
  *Conexant Systems, Inc.               32,400            52
  Corning Incorporated                 119,800           425
  *Dell Computer Corporation           330,667         8,644
  Electronic Data Systems
   Corporation                          61,000         2,266
  *EMC Corporation                     280,986         2,121
  *Gateway, Inc.                        41,050           182
  Hewlett-Packard Company              382,867         5,850
  Intel Corporation                    851,243        15,552
  International Business
   Machines Corporation                218,510        15,733
  *Intuit, Inc.                         27,000         1,342
  *Jabil Circuit, Inc.                  25,033           528
  *JDS Uniphase Corporation            172,100           463
  *KLA-Tencor Corporation               23,700         1,043
  *Lexmark International
   Group, Inc. -- Class A               16,500           898
  Linear Technology
   Corporation                          40,250         1,265
  *LSI Logic Corporation                46,500           407
  Lucent Technologies, Inc.            434,162           721
  *Maxim Integrated Products,
   Inc.                                 41,300         1,583
  *Mercury Interactive
   Corporation                          10,500           241
  *Micron Technology, Inc.              76,150         1,540
  *Microsoft Corporation               686,800        37,169
  Millipore Corporation                  6,100           195
  Motorola, Inc.                       282,319         4,071
  *National Semiconductor
   Corporation                          22,543           658
  *NCR Corporation                      12,300           426
  *Network Appliance, Inc.              42,300           525
  Nortel Networks Corporation          476,240           691
  *Novell, Inc.                         46,000           148
  *Novellus Systems, Inc.               18,200           619
  *Nvidia Corporation                   18,300           314
  *Oracle Corporation                  697,150         6,602
  *Palm, Inc.                           73,212           129
  *Parametric Technology
   Corporation                          33,020           118
  *PeopleSoft, Inc.                     38,400           571
  PerkinElmer, Inc.                     15,600           172
  *PMC-Sierra, Inc.                     20,900           194
  *QLogic Corporation                   11,750           448
  *QUALCOMM, Inc.                       97,333         2,676
  *Rational Software
   Corporation                          24,700           203
  *Sanmina-SCI Corporation              66,300           418
  Scientific-Atlanta, Inc.              19,800           326
  *Siebel Systems, Inc.                 58,600           833
  *Skyworks Solutions, Inc.             11,372            63
  *Solectron Corporation               104,100           640
  *Sun Microsystems, Inc.              411,954         2,064
  Symbol Technologies, Inc.             28,950           246
  Tektronix, Inc.                       11,640           218
  *Tellabs, Inc.                        52,008           329
  *Teradyne, Inc.                       22,950           539

 Balanced Portfolio


                                                    Market
                                    Shares/         Value
  Common Stock (41.3%)                Par          (000's)
  ----------------------------------------------------------
  Information Technology continued
  Texas Instruments
   Incorporated                        220,175    $    5,218
  *Thermo Electron Corporation          22,500           371
  *Unisys Corporation                   40,950           369
  *VERITAS Software
   Corporation                          50,801         1,005
  *Vitesse Semiconductor
   Corporation                          25,420            80
  *Waters Corporation                   16,600           443
  Xerox Corporation                     91,300           636
  *Xilinx, Inc.                         42,600           956
  *Yahoo!, Inc.                         73,800         1,089
                                                  ----------
      TOTAL                                          160,178
                                                  ----------

  Materials (1.3%)
  Air Products and Chemicals,
   Inc.                                 28,833         1,455
  Alcan, Inc.                           40,750         1,529
  Alcoa, Inc.                          107,543         3,565
  Allegheny Technologies
   Incorporated                         10,131           160
  Ball Corporation                       6,934           288
  Barrick Gold Corporation              67,977         1,291
  Bemis Company, Inc.                    6,650           316
  Boise Cascade Corporation              7,400           256
  The Dow Chemical Company             114,424         3,934
  E. I. du Pont de Nemours and
   Company                             130,045         5,773
  Eastman Chemical Company               9,775           458
  Ecolab, Inc.                          16,200           749
  Engelhard Corporation                 16,500           467
  *Freeport-McMoRan Copper &
   Gold, Inc. -- Class B                18,219           325
  Georgia-Pacific Corporation           29,158           717
  Great Lakes Chemical
   Corporation                           6,400           170
  Hercules Incorporated                 13,800           160
  *Inco Limited                         23,150           524
  International Flavors &
   Fragrances, Inc.                     12,075           392
  International Paper Company           61,124         2,664
  Louisiana-Pacific
   Corporation                          13,200           140
  MeadWestvaco Corporation              25,214           846
  Newmont Mining Corporation            49,730         1,309
  Nucor Corporation                      9,867           642
  *Pactiv Corporation                   20,200           481
  Phelps Dodge Corporation              11,210           462
  Placer Dome, Inc.                     41,650           467
  PPG Industries, Inc.                  21,433         1,327
  Praxair, Inc.                         20,400         1,162
  Rohm and Haas Company                 27,934         1,131
  *Sealed Air Corporation               10,636           428
  Sigma-Aldrich Corporation              9,300           466
  Temple-Inland, Inc.                    6,700           388
  United States Steel
   Corporation                          12,550           250
  Vulcan Materials Company              12,800           561
  Weyerhaeuser Company                  27,920         1,783
  Worthington Industries, Inc.          10,850           196
                                                  ----------
      TOTAL                                           37,232
                                                  ----------

                                                    Market
                                    Shares/         Value
  Common Stock (41.3%)                Par          (000's)
  ----------------------------------------------------------
  Real Estate Investment Trusts (0.1%)
  Equity Office Properties
   Trust                                52,500    $    1,581
  Equity Residential
   Properties Trust                     34,300           986
  Plum Creek Timber Company,
   Inc.                                 23,200           712
                                                  ----------
      TOTAL                                            3,279
                                                  ----------

  Telecommunication Services (1.7%)
  ALLTEL Corporation                    39,443         1,854
  AT&T Corp.                           474,070         5,073
  *AT&T Wireless Services,
   Inc.                                342,816         2,005
  BellSouth Corporation                238,235         7,504
  CenturyTel, Inc.                      17,900           528
  *Citizens Communications
   Company                              35,500           297
  *Nextel Communications, Inc.
   -- Class A                          101,233           325
  *Qwest Communications
   International, Inc.                 211,120           591
  SBC Communications, Inc.             425,133        12,967
  Sprint Corporation                   112,591         1,195
  *Sprint Corporation (PCS
   Group)                              125,440           561
  Verizon Communications, Inc.         344,238        13,820
                                                  ----------
      TOTAL                                           46,720
                                                  ----------

  Utilities (1.3%)
  *The AES Corporation                  67,575           366
  Allegheny Energy, Inc.                15,900           409
  Ameren Corporation                    17,433           750
  American Electric Power
   Company, Inc.                        40,820         1,634
  *Calpine Corporation                  47,140           331
  Cinergy Corp.                         21,038           757
  CMS Energy Corporation                16,900           186
  Consolidated Edison, Inc.             26,925         1,124
  Constellation Energy Group,
   Inc.                                 20,800           610
  Dominion Resources, Inc.              35,125         2,325
  DTE Energy Company                    20,650           922
  Duke Energy Corporation              104,742         3,257
  *Edison International                 41,280           702
  El Paso Corporation                   64,717         1,334
  Entergy Corporation                   27,991         1,188
  Exelon Corporation                    40,662         2,127
  FirstEnergy Corp.                     37,774         1,261
  FPL Group, Inc.                       22,343         1,340
  KeySpan Corporation                   17,600           663
  Kinder Morgan, Inc.                   15,633           594
  *Mirant Corporation                   50,784           371
  Nicor, Inc.                            5,650           258
  NiSource, Inc.                        26,284           574
  Peoples Energy Corporation             4,500           164
  PG&E Corporation                      49,175           880
  Pinnacle West Capital
   Corporation                          10,700           423
  PPL Corporation                       18,633           616
  Progress Energy, Inc.                 27,779         1,445
  Public Service Enterprise
   Group Incorporated                   26,140         1,132

 Balanced Portfolio




                                                    Market
                                    Shares/         Value
  Common Stock (41.3%)                Par          (000's)
  ----------------------------------------------------------
  Utilities continued
  Reliant Energy, Inc.                  37,826    $      639
  Sempra Energy                         26,259           581
  The Southern Company                  88,200         2,417
  TECO Energy, Inc.                     19,400           480
  TXU Corp.                             33,615         1,733
  The Williams Companies, Inc.          65,400           392
  Xcel Energy, Inc.                     49,970           838
                                                  ----------
      TOTAL                                           34,823
                                                  ----------

      TOTAL COMMON STOCK
       (COST: $729,169)                            1,151,496
                                                  ----------
                                                    Market
  Money Market                      Shares/         Value
  Investments (32.8%)                 Par          (000's)
  ----------------------------------------------------------
  Automobiles & Other Motor Vehicles (0.5%)
  #Daimler Chrysler North
   American Holdings, 2.03%,
   8/16/02                        $ 15,000,000        14,959
                                                  ----------
      TOTAL                                           14,959
                                                  ----------
  Captive Finance Companies (1.1%)
  #Ford Motor Credit Co.,
   2.04%, 7/15/02                   15,000,000        14,986
  #General Motors Acceptance
   Corp., 2.05%, 7/19/02            15,000,000        14,983
                                                  ----------
      TOTAL                                           29,969
                                                  ----------
  Federal Government & Agencies (12.8%)
  #Federal Home Loan Discount
   Note, 1.72%, 7/19/02             46,852,000        46,807
  #Federal Home Loan Discount
   Note, 1.74%, 7/10/02             87,800,000        87,753
  #Federal Home Loan Discount
   Note, 1.76%, 8/8/02              18,000,000        17,965
  Federal Home Loan Discount
   Note, 1.90%, 7/1/02               2,290,000         2,290
  #Federal National Mortgage
   Association, 1.74%, 7/1/02      178,900,000       178,882
  Federal National Mortgage
   Association, 1.73%, 7/31/02      23,500,000        23,463
                                                  ----------
      TOTAL                                          357,160
                                                  ----------
  Finance Lessors (2.8%)
  Dresdner, 1.78%, 8/20/02          15,000,000        14,962
  Goldman Sachs Group, Inc.,
   1.82%, 8/1/02                    22,800,000        22,762
  Receivables Capital Corp.,
   1.81%, 7/25/02                   25,119,000        25,086
  Variable Funding Capital,
   1.79%, 8/7/02                    14,000,000        13,973
                                                  ----------
      TOTAL                                           76,783
                                                  ----------

                                                    Market
  Money Market                      Shares/         Value
  Investments (32.8%)                 Par          (000's)
  ----------------------------------------------------------
  Finance Services (3.0%)
  American General, 1.85%,
   7/18/02                        $ 10,000,000    $    9,990
  Ciesco LP, 1.77%, 7/8/02          30,000,000        29,987
  Morgan Stanley Dean Witter,
   1.76%, 8/23/02                   15,000,000        14,960
  Preferred Receivable
   Funding, 1.77%, 7/26/02          27,725,000        27,688
                                                  ----------
      TOTAL                                           82,625
                                                  ----------

  Miscellaneous Business Credit Institutions (2.2%)
  National Rural Utility Co.,
   1.79%, 8/15/02                   15,000,000        14,965
  National Rural Utility Co.,
   1.80%, 7/19/02                   15,000,000        14,985
  Quincy Capital Corp., 1.83%,
   7/12/02                          15,000,000        14,990
  Quincy Capital Corp., 1.80%,
   7/25/02                          15,000,000        14,981
                                                  ----------
      TOTAL                                           59,921
                                                  ----------

  Motors & Generators (0.5%)
  Emerson Electric, 1.75%,
   8/21/02                          15,000,000        14,961
                                                  ----------
      TOTAL                                           14,961
                                                  ----------

  Passenger Car Rental (1.1%)
  Delaware Funding Corp.,
   1.78%, 7/15/02                   15,000,000        14,988
  Delaware Funding Corp.,
   1.78%, 7/18/02                   15,000,000        14,986
                                                  ----------
      TOTAL                                           29,974
                                                  ----------

  Personal Credit Institutions (2.9%)
  American General Finance,
   1.80%, 9/3/02                    20,000,000        19,938
  Household Finance Corp.,
   1.77%, 7/15/02                   15,000,000        14,988
  Household Finance Corp.,
   1.82%, 7/8/02                     1,580,000         1,579
  Salomon Smith Barney
   Holdings, 1.77%, 9/4/02          15,000,000        14,952
  Salomon Smith Barney
   Holdings, 1.78%, 8/23/02         15,000,000        14,959
  Toyota Motor Credit Co.,
   1.78%, 7/19/02                   15,000,000        14,985
                                                  ----------
      TOTAL                                           81,401
                                                  ----------

  Petroleum Refining (0.5%)
  Chevrontexaco Corp., 1.78%,
   8/19/02                          15,000,000        14,962
                                                  ----------
      TOTAL                                           14,962
                                                  ----------

  Pharmaceutical Preparations (0.7%)
  Wyeth, 1.88%, 8/7/02              10,000,000         9,979
  Wyeth, 1.90%, 8/2/02               9,000,000         8,984
                                                  ----------
      TOTAL                                           18,963
                                                  ----------

 Balanced Portfolio


                                                    Market
  Money Market                      Shares/         Value
  Investments (32.8%)                 Par          (000's)
  ----------------------------------------------------------
  Short Term Business Credit (4.7%)
  Asset Securitization, 1.77%,
   8/12/02                        $ 11,500,000    $   11,475
  Asset Securitization, 1.78%,
   8/16/02                          15,000,000        14,964
  Cxc Incorporated, 1.78%,
   8/15/02                          30,000,000        29,930
  New Center Asset Trust,
   1.79%, 10/15/02                  15,000,000        14,922
  Transamerica Financial
   Corporation, 1.82%, 7/17/02      30,000,000        29,974
  UBS Finance LLC, 1.77%,
   8/19/02                          15,000,000        14,962
  UBS Finance LLC, 2.00%,
   7/1/02                           15,000,000        14,998
                                                  ----------
      TOTAL                                          131,225
                                                  ----------

      TOTAL MONEY MARKET INVESTMENTS
       (COST: $912,897)                              912,903
                                                  ----------

      TOTAL INVESTMENTS (114.9%)
       (COST $2,743,682)!                          3,201,525
                                                  ----------

      OTHER ASSETS, LESS LIABILITIES
       (-14.9%)                                     (416,005)
                                                  ----------

      TOTAL NET ASSETS
       (100.0%)                                   $2,785,520
                                                  ----------

! At 6/30/02 the aggregate cost of securities for federal tax purposes was $2,743,682 and the net unrealized appreciation of investments based on that cost was $457,843 which is comprised of $636,885 aggregate gross unrealized appreciation and $179,042 aggregate gross unrealized depreciation.

     ADR -- American Depository Receipt

     144A after the name of a security represents a security exempt from registration under rule 144a of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

     IO -- Interest Only Security

*    Non-Income Producing

+++ Defaulted Security

# All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below:

                                                     Unrealized
                                                   Appreciation/
                          Number of   Expiration   (Depreciation)
   Issuers                Contracts      Date         (000's)
   --------------------------------------------------------------
   S & P 500 Index
    Futures                1436          9/02         $(10,859)
   (Total Notional Value
    at 6/30/02 $366,305)

    The Accompanying Notes are an Integral Part of the Financial Statements

 High Yield Bond Portfolio


------------------------------------------------------------------------------------------------------------------------
Objective:                               Portfolio Strategy:                                         Net Assets:
High current income and capital          Generate superior performance by investing in a             $141.48 million
appreciation with moderate risk          diversified mix of fixed income securities rated below
                                         investment grade.

Investing in a portfolio of high yield bonds provides investors who can accept a moderate level of risk with a high level of current income, coupled with the opportunity for capital gains. Holdings of particular interest include investments in entities that have the possibility of a positive event, such as a significant improvement in credit rating or earnings or a change in ownership. In a high yield portfolio, some credit losses over time are inevitable; high coupons and diversification across many holdings mitigate the impact of individual securities on the performance of the total Portfolio.
The Portfolio performed in line with its benchmark, the Lehman Brothers High Yield Intermediate Market Index, for the 12 months ended June 30, 2002, with a return of -4.39% versus -4.13% for the Index. These returns were better than the stock market, but substantially below investment-grade bonds.

The last few months have been a difficult period for the high-yield market, which was profoundly affected by the ongoing disclosure of corporate scandals and reports of accounting fraud that have created a major crisis of confidence in the capital markets. High yield investors should always expect some defaults, and over the past year, default rates have been running at or near record levels. Moody's reports that 10% of the speculative grade issuers defaulted over the past twelve months, which accounted for just over 17% of the speculative grade debt outstanding. Managed high-yield funds often have difficulty beating a market index in a period of high defaults, because defaulted bonds are eliminated from the index but remain in many portfolios until a restructuring is completed or the position can be sold.

The Portfolio's performance has been hurt by holdings in wireless carriers and tower companies within the telecommunications industry, which dropped precipitously in the wake of the disaster at WorldCom. Fortunately, the Portfolio had no WorldCom bonds, and only a small holding in a preferred stock of a WorldCom subsidiary. Returns were also hurt by significant holdings in the cable television industry, which has historically been regarded as an attractive industry for investment. The Cable TV sector sold off sharply following the accusations of fraud at Adelphia Communications. Fortunately again, the Portfolio was underweighted with respect to its Adelphia holdings.

The high-yield market has been extremely volatile in recent months, as speculative short-sellers have preyed on the high-yield market, which is far less liquid than the equity market or the investment-grade bond market. This volatility has been exacerbated by huge blocks of former investment-grade securities, such as WorldCom and Qwest, that have flooded the high-yield market. While asset values are down, the Portfolio's managers remain confident that the long-term strategies of careful credit analysis and broad diversification are appropriate. Furthermore, there are some good buying opportunities in better quality high-yield bonds whose prices have dropped because their industry groups are out of favor.

[PIE CHART]      PERCENTAGE HOLDINGS BY INDUSTRY SECTOR 6/30/02

                             BASIC
                       MATERIALS/CAPITAL   CONSUMER    CONSUMER                                         TRANSPORT
                             GOODS         CYCLICAL     STAPLES     ENERGY      FINANCE    TECHNOLOGY   SERVICES    UTILITIES
                       -----------------   --------    --------     ------      -------    ----------   ---------   ---------
Sector Allocation             8.00           20.00       17.00       5.00        7.00        16.00        6.00        8.00

                                      SHORT-
                                       TERM
                                    INVESTMENTS
                         OTHER          AND
                       INDUSTRIES      OTHER
                       ----------   -----------
Sector Allocation         4.00          9.00

[LINE GRAPH]                  RELATIVE PERFORMANCE

                                                                                                    LEHMAN BROTHERS HIGH YIELD
                                                                 HIGH YIELD BOND PORTFOLIO          INTERMEDIATE MARKET INDEX
                                                                 -------------------------          --------------------------
5/94                                                                      10000.00                           10000.00
6/94                                                                      10110.00                           10061.00
6/95                                                                      11490.00                           11331.00
6/96                                                                      12836.00                           12466.00
6/97                                                                      15684.00                           14159.00
6/98                                                                      17635.00                           15681.00
6/99                                                                      16476.00                           15618.00
6/00                                                                      16125.00                           15454.00
6/01                                                                      16347.00                           15077.00
6/02                                                                      15629.00                           14455.00

--------------------------------------------------------------
                 Average Annual Total Return
               For Periods Ended June 30, 2002
                                                      Since
                               1 Year    5 Years    Inception#
--------------------------------------------------------------
High Yield Bond Portfolio      -4.39%    -0.07%       5.63%
Lehman Brothers High Yield
 Intermediate Market Index     -4.13%     0.41%       4.62%
--------------------------------------------------------------
#Inception date of 5/3/94

The total return performance for the High Yield Bond Portfolio is shown in comparison with the Lehman Brothers High Yield Intermediate Market Index. The Lehman Brothers index is an appropriate measure of portfolio performance since it has a quality and maturity profile that resembles the High Yield Bond Portfolio.

The Lehman Brothers High Yield Intermediate Market Index is made up of dollar-denominated, nonconvertible, SEC publicly registered fixed rate noninvestment grade issues. The bonds will have remaining maturities of between one and ten years and have an outstanding par value of at least $100 million. Yankee and global bonds (SEC registered) of issuers in G-7 countries are included. Original issue zero coupon bonds and step-up coupon structures are also included; however, the index excludes pay-in-kind (PIK) bonds. Each bond must be rated Ba1 or lower by Moody's Investor Service. If a Moody's rating is unavailable, the bonds must be rated BB+ or lower by Standard & Poor's, or by Fitch if an S&P rating is unavailable. A few unrated bonds are included in the index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer. The index is an unmanaged market value weighted index and measures the income provided by, and the price changes of, the underlying securities.

This chart assumes an initial investment of $10,000 made on 5/3/94 (commencement of operations). Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns, which reflect deduction of charges for the separate account are shown on page 4.

 High Yield Bond Portfolio


NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
June 30, 2002 (unaudited)

                                                    Market
                                      Shares/       Value
 Bonds (87.0%)                          Par        (000's)
 ----------------------------------------------------------
 Basic Materials (4.4%)
 Chemicals (0.5%)
 Lyondell Chemical Company,
  11.125%, 7/15/12                   $  750,000    $    744
                                                   --------
     TOTAL                                              744
                                                   --------

 Metals & Mining (2.9%)
 Great Central Mines, Ltd.,
  8.875%, 4/1/08                      2,750,000       2,808
 Ucar Finance, Inc., 10.25%,
  2/15/12 144A                        1,125,000       1,148
                                                   --------
     TOTAL                                            3,956
                                                   --------
 Paper (1.0%)
 Appleton Papers, Inc., 12.50%,
  12/15/08 144A                       1,500,000       1,477
                                                   --------
     TOTAL                                            1,477
                                                   --------
     TOTAL BASIC MATERIALS                            6,177
                                                   --------
 Capital Goods (3.8%)
 Building & Construction (3.2%)
 Encompass Services Corp.,
  10.50%, 5/4/12                      1,125,000         641
 H & E Equipment/Finance,
  11.125%, 6/15/12 144A                 750,000         713
 Integrated Electrical Services,
  Inc., 9.375%, 2/1/09                1,500,000       1,440
 LNR Property Corporation,
  10.50%, 1/15/09                       750,000         765
 United Rentals, Inc., 10.75%,
  4/15/08                               875,000         936
                                                   --------
     TOTAL                                            4,495
                                                   --------

 Industrial (0.6%)
 Tyco International Group,
  6.375%, 2/15/06                       750,000         607
 Tyco International Group S.A.,
  6.375%, 6/15/05                       375,000         307
                                                   --------
     TOTAL                                              914
                                                   --------
     TOTAL CAPITAL GOODS                              5,409
                                                   --------
 Consumer Cyclical (19.6%)
 Apparel, Textile (1.3%)
 Guess ?, Inc., 9.50%, 8/15/03        1,000,000         940
 Levi Strauss & Co., 11.625%,
  1/15/08                               750,000         713
 Tommy Hilfiger USA, Inc., 6.85%,
  6/1/08                                200,000         188
                                                   --------
     TOTAL                                            1,841
                                                   --------

                                                    Market
                                      Shares/       Value
 Bonds (87.0%)                          Par        (000's)
 ----------------------------------------------------------
 Auto & Trucks (1.0%)
 Avis Group Holdings, Inc.,
  11.00%, 5/1/09                     $1,250,000    $  1,362
                                                   --------
     TOTAL                                            1,362
                                                   --------

 Auto Related (1.7%)
 Metaldyne Corp., 11.00%, 6/15/12
  144A                                  750,000         731
 NMHG Holding Co., 10.00%,
  5/15/09 144A                          525,000         533
 Trimas Corporation, 9.875%,
  6/15/12 144A                        1,125,000       1,122
                                                   --------
     TOTAL                                            2,386
                                                   --------

 Home Construction (1.6%)
 K Hovnanian Enterprises, 10.50%,
  10/1/07                               750,000         812
 Schuler Homes, 9.375%, 7/15/09         725,000         740
 Tech Olympic USA, Inc., 9.00%,
  7/1/10 144A                           750,000         739
                                                   --------
     TOTAL                                            2,291
                                                   --------

 Household Appliances (1.5%)
 Rent-A-Center, Inc., 11.00%,
  8/15/08                               750,000         797
 Salton, Inc., 12.25%, 4/15/08        1,300,000       1,332
                                                   --------
     TOTAL                                            2,129
                                                   --------

 Leisure Related (0.7%)
 Bally Total Fitness Holdings,
  Series D, 9.875%, 10/15/07          1,000,000         993
                                                   --------
     TOTAL                                              993
                                                   --------

 Lodging/Resorts (4.0%)
 Corrections Corporation of
  America, 9.875%, 5/1/09 144A        1,225,000       1,262
 Extended Stay America, 8.75%,
  6/15/11                               350,000         357
 Felcor Lodging Limited
  Partnership, 9.50%, 9/15/08         1,350,000       1,369
 John Q Hamons, 8.875%, 5/15/12
  144A                                  550,000         539
 Meristar Hospitality Finance
  Corporation, 9.00%, 1/15/08           450,000         430
 Meristar Hospitality Finance
  Corporation, 9.125%, 1/15/11          550,000         525
 RFS Partnership LP, 9.75%,
  3/1/12 144A                         1,125,000       1,136
                                                   --------
     TOTAL                                            5,618
                                                   --------

 Printing & Publishing (2.8%)
 American Achievement Corp.,
  11.625%, 1/1/07                       700,000         722

 High Yield Bond Portfolio




                                                    Market
                                      Shares/       Value
 Bonds (87.0%)                          Par        (000's)
 ----------------------------------------------------------
 Printing & Publishing continued
 Jostens, Inc., 12.75%, 5/1/10       $  850,000    $    952
 Mail-Well, Inc., 9.625%, 3/15/12
  144A                                1,125,000       1,131
 Vertis, Inc., 10.875%, 6/15/09
  144A                                1,125,000       1,117
                                                   --------
     TOTAL                                            3,922
                                                   --------
 Retail -- General (5.0%)
 Asbury Automotive Group, 9.00%,
  6/15/12 144A                          750,000         724
 Autonation, Inc., 9.00%, 8/1/08        725,000         747
 Buhrmann US, Inc., 12.25%,
  11/1/09                             1,500,000       1,559
 CSK Auto, Inc., 12.00%, 6/15/06
  144A                                  750,000         802
 The Gap, Inc., 8.15%, 12/15/05         750,000         767
 Saks Incorporated, 8.25%,
  11/15/08                              750,000         709
 Sonic Automotive, Inc., 11.00%,
  8/1/08                              1,125,000       1,181
 United Auto Group, Inc. 9.625%,
  3/15/12 144A                          750,000         754
                                                   --------
     TOTAL                                            7,243
                                                   --------
     TOTAL CONSUMER CYCLICAL                         27,785
                                                   --------
 Consumer Staples (17.1%)
 Containers (0.2%)
 Applied Extrusion Tech., Inc.,
  10.75%, 7/1/11                        375,000         338
                                                   --------
     TOTAL                                              338
                                                   --------
 Food Service (0.5%)
 Sbarro, Inc., 11.00%, 9/15/09          775,000         775
                                                   --------
     TOTAL                                              775
                                                   --------

 Gaming (10.9%)
 Choctaw Resort Development,
  9.25%, 4/1/09                       1,400,000       1,449
 Chumash Casino & Resort, 9.00%,
  7/15/10 144A                          750,000         759
 Circus & El Dorado Hotel,
  10.125%, 3/1/12 144A                  750,000         765
 Herbst Gaming, Inc., 10.75%,
  9/1/08                              1,125,000       1,184
 Hollywood Casino Shreveport,
  13.00%, 8/1/06                        700,000         746
 Jacobs Entertainment, 11.875%,
  2/1/09 144A                         1,500,000       1,538
 Majestic Investments Holdings,
  11.653%, 11/30/07 144A              1,500,000       1,423
 The Majestic Star Casino LLC,
  10.875%, 7/1/06                       850,000         884
 Mandalay Resort Group, 7.625%,
  7/15/13                               500,000         460
 Resort International
  Hotel/Casino, 11.50%, 3/15/09
  144A                                1,000,000         910
 Riviera Holdings Corporation,
  11.00%, 6/15/10 144A                1,500,000       1,459
 Venetian Casio Resort LLC,
  11.00%, 6/15/10 144A                1,875,000       1,886

                                                    Market
                                      Shares/       Value
 Bonds (87.0%)                          Par        (000's)
 ----------------------------------------------------------
 Gaming continued
 Wheeling Island Gaming, 10.125%,
  12/15/09                           $1,125,000    $  1,159
 Windsor Woodmont Black Hawk
  Resort Corp., 13.00%, 3/15/05         750,000         653
                                                   --------
     TOTAL                                           15,275
                                                   --------

 Healthcare (3.6%)
 Advanced Medical Optics, 9.25%,
  7/15/10 144A                          750,000         741
 Extendicare Health Services,
  9.50%, 7/1/10 144A                    750,000         751
 InSight Health Services Corp.,
  9.875%, 11/1/11                     1,700,000       1,708
 Pacificare Health Systems, Inc.,
  10.75%, 6/1/09 144A                 1,125,000       1,152
 Ventas Realty LP, 9.00%, 5/1/12
  144A                                  750,000         769
                                                   --------
     TOTAL                                            5,121
                                                   --------

 Retail -- Food (1.1%)
 Buffets, Inc., 11.25%, 7/15/10
  144A                                  750,000         750
 Ingles Markets, Inc., 8.875%,
  12/1/11                               750,000         746
                                                   --------
     TOTAL                                            1,496
                                                   --------

 Soaps & Toiletries (0.8%)
 Elizabeth Arden, Inc., 11.75%,
  2/1/11                              1,125,000       1,153
                                                   --------
     TOTAL                                            1,153
                                                   --------
     TOTAL CONSUMER STAPLES                          24,158
                                                   --------
 Energy (5.0%)
 Oil & Gas Independent (2.3%)
 Compton Petroleum Corp., 9.90%,
  5/15/09 144A                          750,000         761
 PDVSA Finance, Ltd., 1999-I,
  9.75%, 2/15/10                      2,600,000       2,464
                                                   --------
     TOTAL                                            3,225
                                                   --------

 Oil Field Services (2.2%)
 BRL Universal Equipment, 8.875%,
  2/15/08                             1,400,000       1,386
 El Paso Energy Partners, 8.50%,
  6/1/11                              1,125,000       1,119
 Hanover Equipment Trust, 8.75%,
  9/1/11 144A                           725,000         663
                                                   --------
     TOTAL                                            3,168
                                                   --------

 Refining (0.5%)
 Tesoro Petroleum Corp., 9.625%,
  11/1/08                               750,000         694
                                                   --------
     TOTAL                                              694
                                                   --------
     TOTAL ENERGY                                     7,087
                                                   --------

 High Yield Bond Portfolio


                                                    Market
                                      Shares/       Value
 Bonds (87.0%)                          Par        (000's)
 ----------------------------------------------------------
 Finance (6.0%)
 Banks (1.0%)
 Sovereign Real Estate Investment
  Trust, 12.00%, 5/16/20 144A        $1,325,000    $  1,477
                                                   --------
     TOTAL                                            1,477
                                                   --------

 Finance Companies (4.1%)
 AmeriCredit Corp., 9.875%,
  4/15/06                             1,100,000       1,106
 IOS Capital, Inc., 9.75%,
  6/15/04                             2,250,000       2,247
 Metris Companies, Inc., 10.00%,
  11/1/04                                25,000          23
 Metris Companies, Inc., 10.125%,
  7/15/06                             2,600,000       2,392
                                                   --------
     TOTAL                                            5,768
                                                   --------
 Financial Services (0.9%)
 Labranche & Company, Inc.,
  12.00%, 3/2/07                      1,100,000       1,232
                                                   --------
     TOTAL                                            1,232
                                                   --------
     TOTAL FINANCE                                    8,477
                                                   --------
 Financials (0.8%)
 Western Financial Bank -- FSB,
  9.625%, 5/15/12                     1,125,000       1,125
                                                   --------
     TOTAL FINANCIALS                                 1,125
                                                   --------
 Miscellaneous (1.8%)
 R.E.I.T. (0.5%)
 Istar Financial, Inc., 8.75%,
  8/15/08                               725,000         719
                                                   --------
     TOTAL                                              719
                                                   --------

 Real Estate (1.3%)
 CB Richards Ellis Services,
  Inc., 11.25%, 6/15/11               1,400,000       1,176
 Crescent Real Estate Equities,
  7.50%, 9/15/07                        650,000         628
                                                   --------
     TOTAL                                            1,804
                                                   --------
     TOTAL MISCELLANEOUS                              2,523
                                                   --------
 Professional Services (1.8%)
 Interim Services, Inc., 4.50%,
  6/1/05                                800,000         700
 Kindercare Learning Centers,
  9.50%, 2/15/09                      1,880,000       1,861
                                                   --------
     TOTAL PROFESSIONAL SERVICES                      2,561
                                                   --------
 Technology (13.4%)
 Cable (4.1%)
 ###Adelphia Communications,
  10.25%, 6/15/11                     1,125,000         461
 Charter Communications Holdings
  LLC, 9.625%, 11/15/09               1,500,000         998
 Charter Communications Holdings
  LLC, 10.75%, 10/1/09                  850,000         597
 Charter Communications Holdings
  LLC, 11.125%, 1/15/11                 500,000         345

                                                    Market
                                      Shares/       Value
 Bonds (87.0%)                          Par        (000's)
 ----------------------------------------------------------
 Cable continued
 Echostar Broadband Corp.,
  10.375%, 10/1/07                   $1,150,000    $  1,097
 ###NTL Communications Corp.,
  11.50%, 10/1/08                       900,000         239
 +++NTL, Inc., 9.75%, 4/1/08          1,900,000         418
 Rogers Communications, Inc.,
  8.875%, 7/15/07                     1,000,000         910
 +++Telewest Communications PLC,
  9.25%, 4/15/09                      1,000,000         300
 Telewest Communications PLC,
  9.875%, 2/1/10                        900,000         351
 +++United Pan-Europe
  Communications NV, 13.75%,
  2/1/10                                600,000          57
                                                   --------
     TOTAL                                            5,773
                                                   --------

 Electronics (1.1%)
 Amkor Technology, Inc., 5.00%,
  3/15/07                             1,025,000         515
 Solectron Corp., 0.00%, 11/20/20     1,100,000         506
 Solectron Corp., 9.625%, 2/15/09       575,000         523
                                                   --------
     TOTAL                                            1,544
                                                   --------

 Office Equipment (0.4%)
 Xerox Corporation, 7.15%,
  8/01/04                               750,000         630
                                                   --------
     TOTAL                                              630
                                                   --------

 Telecommunications Wireless: Cellular/PCS (5.0%)
 Alamosa Delaware, Inc., 12.50%,
  2/1/11                                750,000         210
 Alamosa Delaware, Inc., 13.625%,
  8/15/11                               775,000         233
 Dobson Communications
  Corporation, 10.875%, 7/1/10        1,375,000         811
 +++Horizon PCS, Inc., 14.00%,
  10/1/10                             2,000,000         360
 Horizon PCS, Inc., 13.75%,
  6/15/11 144A                          575,000         190
 +++IPCS, Inc., 14.00%, 7/15/10       1,500,000         195
 IWO Holdings, Inc., 14.00%,
  1/15/11                             1,525,000         488
 Nextel Communications, 5.25%,
  1/15/10                             1,050,000         436
 Nextel Communications, Inc.,
  9.375%, 11/15/09                    1,600,000         812
 Rogers Cantel, Inc., 8.30%,
  10/1/07                               450,000         311
 Rogers Cantel, Inc., 9.75%,
  6/1/16                                300,000         210
 Rural Cellular Corp., 9.625%,
  5/15/08                               400,000         184
 Rural Cellular Corp., 9.75%,
  1/15/10                               350,000         168
 Tritel PCS, Inc., 10.375%,
  1/15/11                               499,000         454
 Triton PCS, 8.75%, 11/15/11            800,000         492
 +++Triton PCS, Inc., 11.00%,
  5/1/08                                150,000          93
 TSI Telecommunications Service,
  12.75%, 2/1/09 144A                 1,300,000       1,260
 +++US Unwired, Inc., 13.375%,
  11/1/09                               675,000         162
                                                   --------
     TOTAL                                            7,069
                                                   --------

 High Yield Bond Portfolio




                                                    Market
                                      Shares/       Value
 Bonds (87.0%)                          Par        (000's)
 ----------------------------------------------------------
 Telecommunications Wireless: Towers (2.3%)
 American Tower Corp., 5.00%,
  2/15/10                            $1,200,000    $    533
 Crown Castle International
  Corp., 10.75%, 8/1/11               1,975,000       1,303
 SBA Communications Corp.,
  10.25%, 2/1/09                      1,600,000         960
 +++Spectrasite Holdings, Inc.,
  12.875%, 3/15/10                      950,000         228
 +++Spectrasite Holdings, Inc.,
  11.25%, 4/15/09                       850,000         221
                                                   --------
     TOTAL                                            3,245
                                                   --------
 Telecommunications Wireline: CLEC (0.5%)
 ###Adelphia Business Solutions,
  Inc., 12.25%, 9/1/04                1,550,000          78
 ###GT Group Telecom, Inc.,
  13.25%, 2/1/10                      1,650,000           4
 Qwest Capital Funding, 7.90%,
  8/15/10                             1,125,000         636
                                                   --------
     TOTAL                                              718
                                                   --------
     TOTAL TECHNOLOGY                                18,979
                                                   --------
 Transport Services (5.5%)
 Railroads (1.6%)
 Railamerica Transportation
  Corp., 12.875%, 8/15/10             1,400,000       1,540
 TFM SA DE CV, 12.50%, 6/15/12
  144A                                  750,000         709
                                                   --------
     TOTAL                                            2,249
                                                   --------

 Trucking -- Shipping (3.9%)
 American Commercial LLC, 1/1/08,
  11.25%                                551,187         507
 CP Ships Limited, 10.375%,
  7/15/12 144A                          750,000         739
 International Shipbuilding
  Corporation, 7.75%, 10/15/07          700,000         567
 North American Van Lines, Inc.,
  13.375%, 12/1/09 144A               1,650,000       1,749
 Stena AB, 10.50%, 12/15/05           1,900,000       1,957
                                                   --------
     TOTAL                                            5,519
                                                   --------
     TOTAL TRANSPORT SERVICES                         7,768
                                                   --------
 Utilities (7.8%)
 Utility -- Electric (6.6%)
 Calpine Canada Energy, 8.50%,
  5/1/08                              1,425,000         976
 Calpine Corporation, 8.625%,
  8/15/10                             1,000,000         650
 Calpine Corporation, 8.75%,
  7/15/07                               750,000         525
 CMS Energy Corporate, 9.875,
  10/15/07                              750,000         563
 Edison Mission Energy, 10.00%,
  8/15/08                             1,500,000       1,493
 Orion Power Holdings, Inc.,
  12.00%, 5/1/10                      1,800,000       1,511

                                                    Market
                                      Shares/       Value
 Bonds (87.0%)                          Par        (000's)
 ----------------------------------------------------------
 Utility -- Electric continued
 PG&E National Energy Group,
  Inc., 10.375%, 5/16/11             $1,300,000    $  1,326
 USEC, Inc., 6.625%, 1/20/06          1,325,000       1,200
 Western Resources, 9.75%, 5/1/07
  144A                                1,125,000       1,078
                                                   --------
     TOTAL                                            9,322
                                                   --------

 Utility -- Garbage Disposal (0.4%)
 Allied Waste North America,
  Inc., 8.50%, 12/1/08                  570,000         550
 ###+IT Group, Series B, 11.25%,
  4/1/09                              1,600,000           0
                                                   --------
     TOTAL                                              550
                                                   --------

 Utility -- Gas (0.8%)
 EOTT Energy Partners LP, 11.00%,
  10/1/09                             1,600,000       1,152
                                                   --------
     TOTAL                                            1,152
                                                   --------
     TOTAL UTILITIES                                 11,024
                                                   --------

     TOTAL BONDS
      (COST: $139,206)                              123,073
                                                   --------
 Preferred Stock (3.7%)
 ----------------------------------------------------------
 Consumer Cyclical (0.3%)
 Primedia, Inc. -- Series D               5,000         150
 Primedia, Inc. -- Series F              10,000         300
                                                   --------
     TOTAL CONSUMER CYCLICAL                            450
                                                   --------
 Technology (3.2%)
 Broadcasting (2.0%)
 **Cumulus Media, Inc.                   14,240       1,580
 Sinclair Capital                        11,500       1,195
                                                   --------
     TOTAL                                            2,775
                                                   --------

 Cable (1.2%)
 CSC Holdings, Inc. -- Series H          17,750       1,189
 CSC Holdings, Inc. -- Series M           8,708         557
                                                   --------
     TOTAL                                            1,746
                                                   --------

 Telecommunications Wireless: Towers (0.0%)
 **Crown Castle International
  Corp.                                     430          21
                                                   --------
     TOTAL                                               21
                                                   --------
     TOTAL TECHNOLOGY                                 4,542
                                                   --------
 Transportation Services (0.2%)
 **American Commercial Lines LLC          4,621         273
                                                   --------
     TOTAL TRANSPORTATION
      SERVICES                                          273
                                                   --------

     TOTAL PREFERRED STOCK
      (COST: $7,305)                                  5,265
                                                   --------

 High Yield Bond Portfolio

                                                    Market
                                      Shares/       Value
 Common Stocks & Warrants (0.1%)        Par        (000's)
 ----------------------------------------------------------
 Consumer Cyclical (0.0%)
 Household Appliances (0.0%)
 *Samsonite Corporation                     625    $      1
                                                   --------
     TOTAL                                                1
                                                   --------

 Leisure Related (0.0%)
 *+Hedstrom Holdings, Inc.              201,674           0
                                                   --------
     TOTAL                                                0
                                                   --------
 Printing & Publishing (0.0%)
 *Jostens, Inc.                           1,550          23
                                                   --------
     TOTAL                                               23
                                                   --------
     TOTAL CONSUMER CYCLICAL                             24
                                                   --------
 Miscellaneous (0.1%)
 *La Quinta Corporation                  11,117          81
                                                   --------
     TOTAL MISCELLANEOUS                                 81
                                                   --------
 Technology (0.0%)
 Broadcasting (0.0%)
 XM Satellite Radio Holdings,
  Inc.                                    1,400           7
                                                   --------
     TOTAL                                                7
                                                   --------

 Cable (0.0%)
 *RCN Corporation                         2,890           4
                                                   --------
     TOTAL                                                4
                                                   --------

 Telecommunications Wireless: Cellular/PCS (0.0%)
 Horizon PCS, Inc. -- Warrant             2,000           0
 IWO Holdings, Inc. 144A                  1,150           0
                                                   --------
     TOTAL                                                0
                                                   --------

 Telecommunications Wireline: CLEC (0.0%)
 *GT Group Telecom, Inc.                  1,650           2
 *McLeodUSA Incorporated -- Class
  A                                       1,605           1
                                                   --------
     TOTAL                                                3
                                                   --------
     TOTAL TECHNOLOGY                                    14
                                                   --------
 Transport Services (0.0%)
 *Railamerica, Inc.                       1,400          70
                                                   --------
     TOTAL TRANSPORT SERVICES                            70
                                                   --------

     TOTAL COMMON STOCKS & WARRANTS
      (COST: $1,077)                                    189
                                                   --------
                                                    Market
                                      Shares/       Value
 Money Market Investments (4.5%)        Par        (000's)
 ----------------------------------------------------------
 Finance Lessors (4.5%)
 Variable Funding Capital, 1.79%,
  7/1/02                             $6,300,000    $  6,299
                                                   --------
     TOTAL MONEY MARKET
      INVESTMENTS
      (COST: $6,299)                                  6,299
                                                   --------

     TOTAL INVESTMENTS (95.3%)
      (COST $153,887)!                              134,826
                                                   --------

     OTHER ASSETS, LESS
      LIABILITIES (4.7%)                              6,654
                                                   --------

     TOTAL NET ASSETS (100.0%)                     $141,480
                                                   --------

! At 6/30/02 the aggregate cost of securities for federal tax purposes was $153,887 and the net unrealized depreciation of investments based on that cost was $19,061 which is comprised of $3,483 aggregate gross unrealized appreciation and $22,544 aggregate gross unrealized depreciation.

     144A after the name of a security represents a security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

*    Non-Income Producing

+++ Step bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

###  Defaulted Security

**   PIK -- Payment In Kind

+    Fair Valued Security

    The Accompanying Notes are an Integral Part of the Financial Statements

 Select Bond Portfolio


------------------------------------------------------------------------------------------------------------------------
Objective:                               Portfolio Strategy:                                         Net Assets:
A stable and relatively high level of    Invest in high grade corporate bonds, U.S. government       $455.19 million
long-term total return and               bonds and bonds of government agencies.
preservation of capital

The Select Bond Portfolio invests primarily in high quality debt securities, mainly government bonds, corporate bonds and mortgage-backed securities. Exposure to market sectors is adjusted as yield spreads change among the various classes of securities. Duration and maturities are altered with moderate adjustments in recognition or anticipation of interest rate changes.

For the 12 months ended June 30, 2002, the Select Bond Portfolio outperformed its benchmark, the Merrill Lynch Domestic Master Index, with a return of 9.61%, versus 8.59%. Bonds performed significantly better than equities over this period.
The Portfolio's performance benefited from an overweighted position in mortgage-backed securities; this position was reduced in June, to take advantage of strong performance of mortgage bonds. An underweighted position in the corporate bond sector proved advantageous, as this sector weakened in response to credit problems at a few large companies. Within corporate bonds, careful selection of individual holdings avoided the major credit problems that have surfaced in recent months.

The Portfolio's position in Treasury securities essentially matched its benchmark in recent months, with some tactical trading from time to time. At the end of June, the Portfolio is overweighted in Treasuries and underweighted in corporate and mortgage bonds. In the months ahead, there are likely to be opportunities to invest in good quality bonds in the corporate sector, where prices of many securities have dropped because of investors' nervousness in the wake of a few notable credit disasters.

[PIE CHART]               PERCENTAGE HOLDINGS 6/30/02

                                                                                      MORTGAGE-BACKED AND         SHORT-TERM
                                           GOVERNMENT AND                                 ASSET-BACKED       INVESTMENTS, NET OF
                                        GOVERNMENT AGENCIES      CORPORATE BONDS           SECURITIES            OTHER ASSETS
                                        -------------------      ---------------      -------------------    -------------------
Sector Allocation                              48.00                  28.00                  13.00                  11.00

The Corporate Bonds sector includes bonds of companies headquartered outside the United States. The Government and Government Agencies category includes taxable bonds of domestic governments. Consistent with the Portfolio's stated parameters, no more than 10% of the Portfolio is invested in foreign securities, and no more than 10% is invested in high-yield securities.

[LINE GRAPH]                  RELATIVE PERFORMANCE

                                                                                                  MERRILL LYNCH DOMESTIC MASTER
                                                                   SELECT BOND PORTFOLIO                      INDEX
                                                                   ---------------------          -----------------------------
6/92                                                                      10000.00                           10000.00
6/93                                                                      11278.00                           11193.00
6/94                                                                      11252.00                           11077.00
6/95                                                                      12690.00                           12471.00
6/96                                                                      13325.00                           13089.00
6/97                                                                      14470.00                           14160.00
6/98                                                                      15750.00                           15670.00
6/99                                                                      16299.00                           16153.00
6/00                                                                      16680.00                           16891.00
6/01                                                                      18753.00                           18766.00
6/02                                                                      20556.00                           20378.00

--------------------------------------------------------------------
                    Average Annual Total Return
                  For Periods Ended June 30, 2002
                                       1 Year    5 Years    10 Years
--------------------------------------------------------------------
Select Bond Portfolio                  9.61%      7.27%      7.47%
Merrill Lynch Domestic Master Index    8.59%      7.55%      7.38%
--------------------------------------------------------------------

Since the Portfolio invests broadly in U.S. Government, mortgage and corporate bonds, a useful basis for comparing returns is the Merrill Lynch Domestic Master Index. The index is an unmanaged market value weighted index comprised of U.S. Government, mortgage and investment-grade corporate bonds. The index measures the income provided by, and the price changes of, the underlying securities.

This chart assumes an initial investment of $10,000 made on 6/30/92. Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns, which reflect deduction of charges for the separate account are shown on page 4.

 Select Bond Portfolio


NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
June 30, 2002 (unaudited)

                                                    Market
                                     Shares/         Value
 Corporate Bonds (27.9%)               Par          (000's)
 -----------------------------------------------------------
 Aerospace -- Defense (1.0%)
 Lockheed Martin Corporation,
  8.20%, 12/1/09                   $  3,850,000    $   4,456
                                                   ---------
     TOTAL                                             4,456
                                                   ---------

 Aircraft (1.4%)
 United Technologies
  Corporation, 6.10%, 5/15/12         6,000,000        6,214
                                                   ---------
     TOTAL                                             6,214
                                                   ---------

 Auto Related (1.2%)
 General Motors Acceptance
  Corporation, 6.875%, 9/15/11        1,000,000          993
 General Motors Acceptance
  Corporation, 7.25%, 3/2/11            520,000          531
 Toyota Motor Credit
  Corporation, 5.65%, 1/15/07         4,000,000        4,153
                                                   ---------
     TOTAL                                             5,677
                                                   ---------

 Beverages, Malt Beverages (3.7%)
 Anheuser-Busch Companies,
  Inc., 7.00%, 12/1/25                4,200,000        4,300
 Anheuser-Busch Companies,
  Inc., 7.50%, 3/15/12                  378,000          435
 Coca-Cola Enterprises, Inc.,
  5.25%, 5/15/07                      5,000,000        5,110
 Coca-Cola Enterprises, Inc.,
  5.375%, 8/15/06                     1,500,000        1,544
 Coca-Cola Enterprises, Inc.,
  5.75%, 3/15/11                      4,000,000        4,060
 Coca-Cola Enterprises, Inc.,
  6.125%, 8/15/11                     1,501,000        1,546
                                                   ---------
     TOTAL                                            16,995
                                                   ---------
 Broad Woven Fabric Mills, Manmade (0.1%)
 ###Polysindo International
  Finance, 11.375%, 6/15/06           4,200,000          431
                                                   ---------
     TOTAL                                               431
                                                   ---------
 Carpets & Rugs (1.7%)
 Mohawk Industries, Inc.,
  7.20%, 4/15/12                      7,309,000        7,761
                                                   ---------
     TOTAL                                             7,761
                                                   ---------
 Commercial Banks (0.3%)
 Bank of America Corporation,
  7.40%, 1/15/11                      1,133,000        1,241
                                                   ---------
     TOTAL                                             1,241
                                                   ---------

                                                    Market
                                     Shares/         Value
 Corporate Bonds (27.9%)               Par          (000's)
 -----------------------------------------------------------
 Crude Petroleum & Natural Gas (0.8%)
 Occidental Petroleum, 6.75%,
  1/15/12                          $  3,417,000    $   3,592
                                                   ---------
     TOTAL                                             3,592
                                                   ---------

 Electric Services (2.9%)
 Exelon Generation Co. LLC,
  6.95%, 6/15/11                      6,788,000        7,028
 Ohio Edison Company, 7.375%,
  9/15/02                             1,000,000        1,008
 Public Service Electric & Gas
  Co., 6.875%, 1/1/03                 2,250,000        2,292
 South Carolina Electric & Gas,
  6.125%, 3/1/09                      1,750,000        1,801
 Texas Utilities Electric Co.,
  7.875%, 3/1/23                      1,000,000        1,017
                                                   ---------
     TOTAL                                            13,146
                                                   ---------

 Electronic Computers (1.5%)
 Hewlett-Packard Co., 5.50%,
  7/1/07                              1,725,000        1,715
 Hewlett-Packard Co., 6.50%,
  7/1/12                              5,250,000        5,201
                                                   ---------
     TOTAL                                             6,916
                                                   ---------

 Federal Savings Institutions (0.8%)
 Washington Mutual, Inc.,
  5.625%, 1/15/07                     3,500,000        3,545
                                                   ---------
     TOTAL                                             3,545
                                                   ---------

 Machine Tools-Metal Forming Types (0.9%)
 Kennametal, Inc., 7.20%
  6/15/12                             4,000,000        3,997
                                                   ---------
     TOTAL                                             3,997
                                                   ---------

 Metal Mining (0.9%)
 Inco, Ltd., 7.75%, 5/15/12           2,100,000        2,168
 Rio Tinto Finance, Ltd.,
  5.75%, 7/3/06                       2,000,000        2,081
                                                   ---------
     TOTAL                                             4,249
                                                   ---------

 Motor Vehicle Parts/Accessories (0.9%)
 TRW, Inc., 7.125%, 6/1/09            2,000,000        2,122
 TRW, Inc., 7.75%, 6/1/29             2,000,000        2,091
                                                   ---------
     TOTAL                                             4,213
                                                   ---------

 Motors & Generators (0.2%)
 Emerson Electric Co., 5.75%,
  11/1/11                               796,000          798
                                                   ---------
     TOTAL                                               798
                                                   ---------

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
                                                    Market
                                     Shares/         Value
 Corporate Bonds (27.9%)               Par          (000's)
 -----------------------------------------------------------
 Office Machines (0.5%)
 Pitney Bowes Credit Corp.,
  5.75%, 8/15/08                   $  2,250,000    $   2,332
                                                   ---------
     TOTAL                                             2,332
                                                   ---------

 Oil & Gas Extraction (1.1%)
 Chevron Corporation, 6.625%,
  10/1/04                             4,500,000        4,815
                                                   ---------
     TOTAL                                             4,815
                                                   ---------

 Petroleum Refining (1.2%)
 Valero Energy Corporation,
  6.875%, 4/15/12                     1,000,000        1,028
 Valero Energy Corporation,
  7.50%, 4/15/32                      4,300,000        4,314
                                                   ---------
     TOTAL                                             5,342
                                                   ---------

 Pharmaceuticals (5.0%)
 Baxter International, Inc.,
  5.25%, 5/1/07                       2,400,000        2,452
 Eli Lilly & Co., 5.50%,
  7/15/06                             2,600,000        2,695
 Eli Lilly & Co., 7.125%,
  6/1/25                              2,000,000        2,175
 Johnson & Johnson, 6.625%,
  9/1/09                              2,750,000        3,015
 Johnson & Johnson, 6.95%,
  9/1/29                              2,200,000        2,397
 Merck & Co., Inc., 5.95%,
  12/1/28                             7,375,000        6,981
 Pfizer, Inc., 5.625%, 2/1/06         2,975,000        3,137
                                                   ---------
     TOTAL                                            22,852
                                                   ---------

 Plastics Materials & Resins (0.3%)
 Eastman Chemical, 7.00%,
  4/15/12                             1,370,000        1,436
                                                   ---------
     TOTAL                                             1,436
                                                   ---------

 Property & Casualty Insurance (0.2%)
 TIAA Global Markets, 5.00%,
  3/1/07 144A                           930,000          941
                                                   ---------
     TOTAL                                               941
                                                   ---------

 Retail-Misc Shopping Goods Stores (0.6%)
 Wal-Mart Canada Venture Corp.,
  5.58%, 5/1/06 144A                  2,500,000        2,618
                                                   ---------
     TOTAL                                             2,618
                                                   ---------

 Steel Wire & Related Products (0.7%)
 Hubbell, Inc., 6.375%, 5/15/12
  144A                                3,200,000        3,286
                                                   ---------
     TOTAL                                             3,286
                                                   ---------

     TOTAL CORPORATE BONDS
      (COST: $125,157)                               126,853
                                                   ---------
 Government & Agency Bonds (48.0%)
 -----------------------------------------------------------
 Federal Government & Agencies (48.0%)
 Aid-Israel, 0.00%, 11/1/24           8,900,000        2,109

                                                    Market
 Government & Agency Bonds           Shares/         Value
 (48.0%)                               Par          (000's)
 -----------------------------------------------------------
 Federal Government & Agencies continued
 Federal Home Loan Bank, 5.54%,
  1/8/09                           $  3,700,000    $   3,851
 Federal Home Loan Mortgage
  Corporation, 7.50%, 10/1/27         3,212,553        3,391
 Federal National Mortgage
  Association, 5.97%, 10/1/08         3,736,129        3,894
 Federal National Mortgage
  Association, 6.22%, 2/1/06          1,827,688        1,931
 Federal National Mortgage
  Association, 6.24%, 1/1/06          5,149,346        5,439
 Federal National Mortgage
  Association, 6.265%, 10/1/08        2,868,352        3,030
 Federal National Mortgage
  Association, 6.36%, 4/1/08          3,589,339        3,802
 Federal National Mortgage
  Association, 6.39%, 4/1/08          1,370,221        1,453
 Federal National Mortgage
  Association, 6.50%, 9/25/05         1,301,159        1,322
 Federal National Mortgage
  Association, 6.75%, 4/25/18         2,054,368        2,159
 Federal National Mortgage
  Association, 6.75%, 12/25/23        3,500,000        3,668
 Federal National Mortgage
  Association, 7.00%, 6/1/03            106,690          109
 Federal National Mortgage
  Association, 7.36%, 4/1/11          3,057,035        3,410
 Federal National Mortgage
  Association, 8.40%, 2/25/09           929,002          959
 Federal National Mortgage
  Association, 11.00%, 12/1/12           41,692           48
 Federal National Mortgage
  Association, 11.00%, 9/1/17           280,734          324
 Federal National Mortgage
  Association, 11.00%, 12/1/17           55,542           64
 Federal National Mortgage
  Association, 11.00%, 2/1/18           112,035          130
 Federal National Mortgage
  Association, 11.50%, 4/1/18            95,103          111
 Federal National Mortgage
  Association, 12.00%, 9/1/12           312,532          365
 Federal National Mortgage
  Association, 12.00%, 12/1/12           78,092           92
 Federal National Mortgage
  Association, 12.00%, 9/1/17           103,535          122
 Federal National Mortgage
  Association, 12.00%, 10/1/17           74,732           88
 Federal National Mortgage
  Association, 12.00%, 12/1/17           84,891          101
 Federal National Mortgage
  Association, 12.00%, 2/1/18           132,199          156
 Federal National Mortgage
  Association, 12.25%, 1/1/18            96,893          115
 Federal National Mortgage
  Association, 12.50%, 4/1/18            53,867           64
 Federal National Mortgage
  Association, 13.00%, 11/1/12           59,825           71

                                        81
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
                                                    Market
 Government & Agency Bonds           Shares/         Value
 (48.0%)                               Par          (000's)
 -----------------------------------------------------------
 Federal Government & Agencies continued
 Federal National Mortgage
  Association, 13.00%, 11/1/17     $     59,291    $      71
 Federal National Mortgage
  Association, 13.00%, 12/1/17           53,325           64
 Federal National Mortgage
  Association, 13.00%, 2/1/18           148,953          179
 Federal National Mortgage
  Association, 14.00%, 12/1/17           44,855           55
 GNMA TBA, 5.50%, 7/1/25              9,153,000        8,858
 Government National Mortgage
  Association, 7.00%, 5/15/23           141,642          148
 Government National Mortgage
  Association, 7.50%, 4/15/22           102,085          109
 Government National Mortgage
  Association, 7.50%, 10/15/23          292,057          311
 Government National Mortgage
  Association, 7.50%, 10/15/25            3,344            4
 Government National Mortgage
  Association, 7.50%, 11/15/25            5,724            6
 Government National Mortgage
  Association, 7.50%, 5/15/26             8,138            9
 Government National Mortgage
  Association, 7.50%, 1/15/27           153,042          162
 Government National Mortgage
  Association, 7.50%, 2/15/27           185,530          197
 Government National Mortgage
  Association, 7.50%, 3/15/27            28,236           30
 Government National Mortgage
  Association, 7.50%, 4/15/27            43,151           46
 Government National Mortgage
  Association, 7.50%, 8/15/27             6,255            7
 Government National Mortgage
  Association, 7.50%, 6/15/28           193,506          205
 Government National Mortgage
  Association, 8.00%, 1/15/26           195,604          209
 Government National Mortgage
  Association, 8.00%, 2/15/26           244,610          261
 Government National Mortgage
  Association, 8.00%, 8/15/26           275,680          294
 Government National Mortgage
  Association, 8.00%, 9/15/26           107,197          115
 Government National Mortgage
  Association, 8.00%, 12/15/26           37,567           40
 Government National Mortgage
  Association, 8.00%, 1/15/27            91,488           98
 Government National Mortgage
  Association, 8.00%, 3/15/27           213,084          227
 Government National Mortgage
  Association, 8.00%, 4/15/27           490,480          523
 Government National Mortgage
  Association, 8.00%, 6/15/27           147,632          158
 Government National Mortgage
  Association, 8.00%, 7/15/27           174,332          186

                                                    Market
 Government & Agency Bonds           Shares/         Value
 (48.0%)                               Par          (000's)
 -----------------------------------------------------------
 Federal Government & Agencies continued
 Government National Mortgage
  Association, 8.00%, 8/15/27      $    175,449    $     187
 Government National Mortgage
  Association, 8.00%, 9/15/27           157,110          168
 Government National Mortgage
  Association, 8.50%, 9/15/21            13,414           15
 Government National Mortgage
  Association, 8.50%, 3/15/23               867            1
 Government National Mortgage
  Association, 8.50%, 6/15/23               693            1
 Government National Mortgage
  Association, 8.50%, 6/15/24            31,249           34
 Government National Mortgage
  Association, 8.50%, 7/15/24            49,056           53
 Government National Mortgage
  Association, 8.50%, 11/15/24          203,309          220
 Government National Mortgage
  Association, 8.50%, 2/15/25            34,100           37
 Government National Mortgage
  Association, 11.00%, 1/15/18        2,082,292        2,404
 Housing & Urban Development,
  6.08%, 8/1/13                       4,000,000        4,149
 Housing & Urban Development,
  6.17%, 8/1/14                       3,000,000        3,099
 Rural Housing Trust 1987-1,
  Series 1, Class D, 6.33%,
  4/1/26                                676,263          694
 US Treasury, 3.00%, 1/31/04          2,700,000        2,718
 US Treasury, 3.00%, 2/29/04         15,619,000       15,710
 US Treasury, 3.25%, 5/31/04         25,000,000       25,191
 US Treasury, 3.50%, 11/15/06         2,372,000        2,330
 US Treasury, 3.625%, 3/31/04         3,500,000        3,554
 US Treasury, 4.375%, 5/15/07         8,400,000        8,516
 US Treasury, 4.625%, 2/28/03         4,145,000        4,220
 US Treasury, 4.88%, 2/15/12          5,529,000        5,550
 US Treasury, 5.00%, 8/15/11          4,328,000        4,388
 US Treasury, 5.375%, 2/15/31        29,204,000       28,598
 US Treasury, 6.25%, 5/15/30          2,492,000        2,699
 US Treasury Inflation Index
  Bond, 3.375%, 1/15/07               6,634,240        6,901
 US Treasury Inflation Index
  Bond, 3.625%, 7/15/02               6,398,022        6,403
 US Treasury Inflation Index
  Bond, 3.625%, 1/15/08              26,482,974       27,724
 US Treasury Inflation Index
  Bond, 3.875%, 4/15/29               7,599,964        8,565
                                                   ---------

     TOTAL GOVERNMENT & AGENCY BONDS
      (COST: $213,315)                               219,079
                                                   ---------

                                        82
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
                                                      Market
 Mortgage/Asset Backed Securities      Shares/         Value
 (13.4%)                                 Par          (000's)
 -------------------------------------------------------------
 Auto Related (0.1%)
 Fleetwood Credit Corporation
  Grantor Trust, Series 1997-B,
  Class A, 6.40%, 5/15/13            $    313,764    $     327
 Team Fleet Financing
  Corporation, Series 1996-1,
  Class A, 6.65%, 12/15/02 144A           106,185          106
                                                     ---------
     TOTAL                                                 433
                                                     ---------

 Boat Dealers (0.1%)
 Nationscredit Grantor Trust,
  Series 1997-2, Class A1, 6.35%,
  4/15/14                                 560,313          583
                                                     ---------
     TOTAL                                                 583
                                                     ---------

 Commercial Banks (0.6%)
 Nationsbank Lease Pass-Through
  Trust, Series 1997-A, Class 1,
  7.442%, 1/10/11 144A                  2,462,108        2,610
                                                     ---------
     TOTAL                                               2,610
                                                     ---------

 Commercial Mortgages (9.7%)
 Asset Securitization
  Corporation, Series 1996-MD6,
  Class CS1, 1.632%, 11/13/26 IO        6,251,544           64
 Asset Securitization
  Corporation, Series 1996-MD6,
  Class CS2, 1.098%, 11/13/26 IO       85,000,000        1,592
 Asset Securitization
  Corporation, Series 1997-D5,
  Class PS1, 1.616%, 2/14/41 IO        11,357,535          831
 Chase Commercial Mortgage
  Securities Corporation, Series
  1997-1, Class B, 7.37%, 4/19/07       1,000,000        1,097
 Chase Commercial Mortgage
  Securities Corporation, Series
  1997-2, Class A2, 6.60%,
  11/19/07                              5,000,000        5,352
 Chase Commercial Mortgage
  Securities Corporation, Series
  1997-2, Class B, 6.60%,
  11/19/07                              2,000,000        2,128
 Commercial Mortgage Acceptance
  Corporation, Series 1997-ML1,
  Class B, 6.644%, 12/15/07             2,000,000        2,101
 Credit Suisse First Boston
  Mortgage Securities
  Corporation, Series 1997-C1,
  Class A2, 7.26%, 6/20/07 144A         1,353,428        1,454
 Credit Suisse First Boston
  Mortgage Securities
  Corporation, Series 1997-C1,
  Class B, 7.28%, 6/20/07 144A          1,500,000        1,632

                                                      Market
 Mortgage/Asset Backed Securities      Shares/         Value
 (13.4%)                                 Par          (000's)
 -------------------------------------------------------------
 Commercial Mortgages continued
 Criimi Mae Commercial Mortgage
  Trust, Series 1998-C1, Class
  A1, 7.00%, 11/2/06 144A            $  3,000,000    $   3,120
 Criimi Mae Commercial Mortgage
  Trust, Series 1998-C1, Class B,
  7.00%, 11/2/11 144A                   4,000,000        3,745
 DLJ Commercial Mortgage
  Corporation, Series 1998-CF1,
  Class S, 0.70%, 1/15/18 IO          113,810,117        3,568
 DLJ Mortgage Acceptance
  Corporation, Series 1997-CF2,
  Class S, 0.352%, 10/15/17 IO,
  144A                                 95,865,744        1,789
 The Equitable Life Assurance
  Society, Series 174, Class C1,
  7.52%, 5/15/06 144A                   2,000,000        2,175
 Malan Mortgage Securities Trust,
  Series 1995-1, Class A3, 7.80%,
  8/15/05 144A                          3,000,000        3,020
 Midland Realty Acceptance
  Corporation, Series 1996-C2,
  Class AEC, 1.353%, 1/25/29 IO,
  144A                                 11,096,584          588
 Mortgage Capital Funding, Inc.,
  Series 1997-MC1, Class A3,
  7.288%, 3/20/07                       5,323,000        5,804
 Nomura Asset Securities
  Corporation, Series 1998-D6,
  Class A2, 6.993%, 3/17/28             2,800,000        3,020
 RMF Commercial Mortgage Pass-
  Through, Series 1997-1, Class
  F, 7.471%, 1/15/19 144A               1,800,000          871
                                                     ---------
     TOTAL                                              43,951
                                                     ---------

 Credit Card Asset Backed (0.0%)
 Heilig-Meyers Master Trust,
  Series 1998-1A, Class A,
  6.125%, 1/20/07 144A                  1,217,107           49
                                                     ---------
     TOTAL                                                  49
                                                     ---------

 Franchise Loan Receivables (0.3%)
 Enterprise Mortgage Acceptance
  Company, Series 1998-1, 1.37%,
  1/15/23 IO, 144A                     26,741,970          989
 FMAC Loan Receivables Trust,
  Series 1998-A, Class A1, 6.20%,
  9/15/20 144A                             44,951           45
 Global Franchise Trust, Series
  1998-1, Class A1, 6.349%,
  4/10/04 144A                            490,939          481
                                                     ---------
     TOTAL                                               1,515
                                                     ---------

                                        83
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
                                                      Market
 Mortgage/Asset Backed Securities      Shares/         Value
 (13.4%)                                 Par          (000's)
 -------------------------------------------------------------
 Home Equity Loan (0.6%)
 Vanderbilt Mortgage Finance,
  Inc., Series 1997-B, Class 1A4,
  7.19%, 2/7/14                      $  2,500,000    $   2,596
                                                     ---------
     TOTAL                                               2,596
                                                     ---------

 Manufactured Housing (0.2%)
 Mid-State Trust, Series 6, Class
  A3, 7.54%, 7/1/35                       804,519          837
                                                     ---------
     TOTAL                                                 837
                                                     ---------

 Motorcycle Dealers (0.1%)
 Harley-Davidson Eaglemark
  Motorcycle Trust, Series
  1998-2, Class A2, 5.87%,
  4/15/04                                 419,646          422
                                                     ---------
     TOTAL                                                 422
                                                     ---------

 Residential Mortgages (0.2%)
 Blackrock Capital Finance LP,
  Series 1997-R1, Class B3,
  7.75%, 3/25/37 144A                   2,664,986          466
 Blackrock Capital Finance LP,
  Series 1997-R3, Class B3,
  7.25%, 11/25/28 144A                  4,145,568          622
                                                     ---------
     TOTAL                                               1,088
                                                     ---------

 Retail-Retail Stores (1.5%)
 LB Mortgage Trust, Series
  1991-2, Class A3, 8.396%,
  1/20/17                               5,908,897        6,747
                                                     ---------
     TOTAL                                               6,747
                                                     ---------

     TOTAL MORTGAGE/ASSET BACKED SECURITIES
      (COST: $67,038)                                   60,831
                                                     ---------
 Money Market Investments (38.7%)
 -------------------------------------------------------------
 Automobiles & Other Motor Vehicles (0.7%)
 Daimler Chrysler North American
  Holdings, 2.05%, 8/12/02              3,000,000        2,992
                                                     ---------
     TOTAL                                               2,992
                                                     ---------
 Captive Finance Companies (1.3%)
 Ford Motor Credit Co., 2.03%,
  7/29/02                               3,000,000        2,995
 General Motors Acceptance Corp.,
  2.04%, 7/25/02                        3,000,000        2,996
                                                     ---------
     TOTAL                                               5,991
                                                     ---------
 Federal Government & Agencies (12.0%)
 Federal Home Loan Discount Note,
  1.73%, 7/25/02                       15,000,000       14,980
 Federal Home Loan Discount Note,
  1.75%, 8/1/02                         5,000,000        4,992
 Federal Home Loan Discount Note,
  1.90%, 7/1/02                        13,260,000       13,259

                                                    Market
 Money Market Investments            Shares/         Value
 (38.7%)                               Par          (000's)
 -----------------------------------------------------------
 Federal Government & Agencies continued
 Federal National Mortgage
  Association, 1.73%, 7/31/02      $  1,600,000    $   1,598
 Federal National Mortgage
  Association, 1.74%, 7/1/02         12,400,000       12,399
 United States Treasury Bill,
  1.745%, 8/8/02                      7,700,000        7,685
                                                   ---------
     TOTAL                                            54,913
                                                   ---------

 Finance Lessors (3.3%)
 Dresdner, 1.78%, 8/20/02             5,000,000        4,987
 Goldman Sachs Group, Inc.,
  1.77%, 8/23/02                      5,000,000        4,986
 Receivables Capital Corp.,
  1.78%, 8/22/02                      5,000,000        4,987
                                                   ---------
     TOTAL                                            14,960
                                                   ---------

 Finance Services (4.4%)
 American General, 1.85%,
  7/18/02                             5,000,000        4,995
 Ciesco LP, 1.77%, 8/9/02             5,000,000        4,990
 Morgan Stanley Dean Witter,
  1.79%, 8/9/02                       5,000,000        4,990
 Preferred Receivable Funding,
  1.79%, 7/24/02                      5,000,000        4,994
                                                   ---------
     TOTAL                                            19,969
                                                   ---------

 Financials (1.1%)
 Salomon Smith Barney Holdings,
  2.06%, 4/9/03                       4,830,000        4,834
                                                   ---------
     TOTAL                                             4,834
                                                   ---------

 Miscellaneous Business Credit Institutions (2.9%)
 John Deere Capital Discount
  Note, 2.03%, 7/22/02                3,000,000        2,996
 National Rural Utility Co.,
  1.80%, 7/19/02                      5,000,000        4,995
 Quincy Capital Corp., 1.83%,
  7/12/02                             5,000,000        4,997
                                                   ---------
     TOTAL                                            12,988
                                                   ---------

 Motors & Generators (1.1%)
 Emerson Electric, 1.75%,
  8/21/02                             5,000,000        4,987
                                                   ---------
     TOTAL                                             4,987
                                                   ---------

 Passenger Car Rental (1.1%)
 Delaware Funding Corp., 1.79%,
  8/20/02                             5,000,000        4,987
                                                   ---------
     TOTAL                                             4,987
                                                   ---------

 Personal Credit Institutions (2.2%)
 General Electric Capital,
  1.80%, 9/10/02                      5,000,000        4,983
 Household Finance Corp.,
  1.78%, 7/9/02                       5,000,000        4,997
                                                   ---------
     TOTAL                                             9,980
                                                   ---------

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
                                                    Market
 Money Market Investments            Shares/         Value
 (38.7%)                               Par          (000's)
 -----------------------------------------------------------
 Pharmaceutical Preparations (1.0%)
 Wyeth, 1.90%, 8/19/02             $  4,500,000    $   4,488
                                                   ---------
     TOTAL                                             4,488
                                                   ---------
 Short Term Business Credit (6.5%)
 Asset Securitization, 1.78%,
  8/16/02                             5,000,000        4,988
 CXC Incorporated, 1.78%,
  7/29/02                             5,000,000        4,993
 New Center Asset Trust, 1.79%,
  10/15/02                            5,000,000        4,974
 Old Line Funding Corp., 1.80%,
  8/19/02                             5,000,000        4,987
 Transamerica Financial
  Corporation, 1.77%, 7/22/02         5,000,000        4,994
 UBS Finance LLC, 2.00%, 7/1/02       5,000,000        5,000
                                                   ---------
     TOTAL                                            29,936
                                                   ---------

                                                    Market
 Money Market Investments            Shares/         Value
 (38.7%)                               Par          (000's)
 -----------------------------------------------------------
 Variety Stores (1.1%)
 Wal-mart Stores, Inc., 1.78%,
  7/16/02                          $  5,000,000    $   4,996
                                                   ---------
     TOTAL                                             4,996
                                                   ---------

     TOTAL MONEY MARKET INVESTMENTS
      (COST: $176,020)                               176,021
                                                   ---------

     TOTAL INVESTMENTS (128.0%)
      (COST $581,530)!                               582,784
                                                   ---------

     OTHER ASSETS, LESS
      LIABILITIES (-28.0%)                          (127,597)
                                                   ---------

     TOTAL NET ASSETS (100.0%)                     $ 455,187
                                                   ---------

! At 6/30/02 the aggregate cost of securities for federal tax purposes was $581,530 and the net unrealized appreciation of investments based on that cost was $1,254 which is comprised of $14,443 aggregate gross unrealized appreciation and $13,189 aggregate gross unrealized depreciation.

    144A after the name of a security represents a security exempt from registration under rule 144a of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

IO -- Interest Only Security

###  Defaulted Security

    The Accompanying Notes are an Integral Part of the Financial Statements

 Money Market Portfolio


------------------------------------------------------------------------------------------------------------------------
Objective:                               Portfolio Strategy:                                         Net Assets:
Maximum current income consistent        Achieve stability of capital by investing in short-term     $445.00 million
with liquidity and stability of          debt securities.
capital

The Money Market Portfolio, which invests only in high quality commercial paper and other short-term debt securities with maturities generally not exceeding one year, is the least risky of the Portfolios, providing a moderate return in line with prevailing short-term interest rates. In a difficult environment for the stock market, the Money Market Portfolio has surpassed returns of most equity funds, with a return of 2.32% for the 12 months ending June 2002.

Throughout the last year, the Portfolio has maintained a relatively long average maturity, a stance that has proved successful in an environment when interest rates were initially falling, then stable for the last six months. Credit exposure has been constantly monitored, a necessity at a time when a few companies have quickly moved from excellent credit ratings to seriously troubled. In March and April of this year, the major rating agencies adopted more stringent standards for evaluating short-term corporate debt; the result was that debt of some companies that carried the highest ratings (tier one) was downgraded to slightly lower ratings (tier two). The Portfolio had a number of holdings that were downgraded; these positions have since matured, with no loss of principal or interest.

At the end of June, the Portfolio had an average maturity longer than the typical money market fund, though less than 90 days, with a very high quality credit profile.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY
   THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A
   STABLE NET ASSET VALUE SO IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE
                                   PORTFOLIO.
--------------------------------------------------------------------------------

 Money Market Portfolio




NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
June 30, 2002 (unaudited)

                                                    Market
                                      Shares/       Value
    Short Term Paper (90.8%)            Par        (000's)
 ----------------------------------------------------------
 Commercial Banks  (2.2%)
 Marshall & Ilsley Corp., 1.77%,
  8/16/02                           $10,000,000    $  9,976
                                                   --------
     TOTAL                                            9,976
                                                   --------
 Diversified Business Finance (2.6%)
 General Electric Capital,
  1.80%, 9/3/02                       6,000,000       5,980
 General Electric Capital,
  1.81%, 8/19/02                      5,740,000       5,725
                                                   --------
     TOTAL                                           11,705
                                                   --------

 Electrical Equipment & Supplies (1.1%)
 General Electric, 1.869%,
  7/9/03                              5,000,000       5,000
                                                   --------
     TOTAL                                            5,000
                                                   --------

 Federal & Federally-Sponsored Credit (16.0%)
 Federal Home Loan Discount
  Note, 1.72%, 8/28/02               10,000,000       9,971
 Federal Home Loan Discount
  Note, 1.76%, 8/8/02                11,950,000      11,927
 Federal Home Loan Discount
  Note, 1.90%, 7/1/02                12,390,000      12,389
 Federal National Mortgage
  Association, 1.74%, 9/4/02         13,000,000      12,958
 Federal National Mortgage
  Association, 1.74%, 7/1/02         24,100,000      24,097
                                                   --------
     TOTAL                                           71,342
                                                   --------
 Finance Lessors  (9.8%)
 Dresdner, 1.79%, 8/14/02            12,140,000      12,112
 Fcar Owner Trust 1, 1.79%,
  9/23/02                             5,735,000       5,710
 Receivables Capital Corp.,
  1.80%, 8/1/02                      11,000,000      10,982
 Receivables Capital Corp.,
  1.80%, 8/30/02                      4,014,000       4,002
 Variable Funding Capital,
  1.79%, 8/7/02                      11,000,000      10,979
                                                   --------
     TOTAL                                           43,785
                                                   --------
 Finance Services (7.4%)
 Ciesco LP, 1.77%, 7/24/02           12,500,000      12,485
 Morgan Stanley Dean Witter,
  1.76%, 8/23/02                      8,500,000       8,477
 Preferred Receivable Funding,
  1.78%, 7/12/02                     12,000,000      11,992
                                                   --------
     TOTAL                                           32,954
                                                   --------
 Flavoring Extracts & Syrups (2.5%)
 Coca-Cola Company, 1.80%,
  8/15/02                            11,025,000      10,999
                                                   --------
     TOTAL                                           10,999
                                                   --------

                                                    Market
                                      Shares/       Value
    Short Term Paper (90.8%)            Par        (000's)
 ----------------------------------------------------------
 Machinery (3.4%)
 Caterpillar Financial Services
  Corporation, 1.961%, 6/1/03       $ 4,000,000    $  4,000
 John Deere Capital Corp.,
  2.29%, 11/12/02                    11,000,000      11,000
                                                   --------
     TOTAL                                           15,000
                                                   --------

 Miscellaneous Business Credit Institutions (6.0%)
 Delaware Funding Corp., 1.79%,
  7/22/02                            12,500,000      12,485
 Quincy Capital Corp., 1.78%,
  7/10/02                             5,965,000       5,962
 Quincy Capital Corp., 1.79%,
  7/17/02                             8,300,000       8,293
                                                   --------
     TOTAL                                           26,740
                                                   --------

 Personal Credit Institutions (6.1%)
 American General Finance,
  1.83%, 8/23/02                     11,500,000      11,468
 Associates First Capital
  Corporation, 1.94%, 6/26/03         5,000,000       5,000
 Household Finance Corp., 2.73%,
  9/26/02                            10,500,000      10,500
                                                   --------
     TOTAL                                           26,968
                                                   --------

 Petroleum Refining (3.8%)
 Chevrontexaco Corp., 1.78%,
  8/19/02                            13,000,000      12,967
 Conoco, Inc., 3.20%, 10/15/02        4,000,000       4,000
                                                   --------
     TOTAL                                           16,967
                                                   --------

 Pharmaceutical Preparations (2.7%)
 Wyeth, 1.85%, 9/23/02                3,000,000       2,987
 Wyeth, 1.90%, 7/16/02                9,000,000       8,992
                                                   --------
     TOTAL                                           11,979
                                                   --------

 Plastics Materials & Resins (1.7%)
 Dow Chemical Company, 1.90%,
  8/12/02                             7,500,000       7,483
                                                   --------
     TOTAL                                            7,483
                                                   --------

 Security Brokers & Dealers  (5.6%)
 Goldman Sachs Group, Inc.,
  1.77%, 8/23/02                      8,000,000       7,978
 Goldman Sachs Group, Inc.,
  1.89%, 3/5/03                       5,000,000       5,000
 Salomon Smith Barney Holdings,
  1.78%, 8/5/02                      12,000,000      11,978
                                                   --------
     TOTAL                                           24,956
                                                   --------

 Short Term Business Credit (16.5%)
 Asset Securitization, 1.80%,
  8/26/02                            12,500,000      12,464
 CXC Incorporated, 1.79%,
  7/18/02                            12,000,000      11,989

 Money Market Portfolio


                                                    Market
                                      Shares/       Value
    Short Term Paper (90.8%)            Par        (000's)
 ----------------------------------------------------------
 Short Term Business Credit continued
 New Center Asset Trust, 1.79%,
  10/15/02                          $12,500,000    $ 12,433
 Old Line Funding Corp., 1.78%,
  7/18/02                             9,395,000       9,386
 Old Line Funding Corp., 1.80%,
  8/19/02                             3,600,000       3,591
 Transamerica Financial
  Corporation, 1.82%, 7/17/02        10,000,000       9,991
 UBS Finance LLC, 1.77%, 8/19/02     13,000,000      12,967
                                                   --------
     TOTAL                                           72,821
                                                   --------
 Telephone Communications  (1.1%)
 BellSouth Corporation, 4.105%,
  4/26/03                             5,000,000       5,060
                                                   --------
     TOTAL                                            5,060
                                                   --------

 Tobacco Products  (2.3%)
 Phillip Morris, 1.77%, 8/12/02       4,035,000       4,026
 Phillip Morris, 1.80%, 8/16/02       6,030,000       6,016
                                                   --------
     TOTAL                                           10,042
                                                   --------

     TOTAL SHORT TERM PAPER
      (COST: $403,777)                              403,777
                                                   --------
 Corporate Bonds Domestic (9.1%)
 ----------------------------------------------------------
 Auto Related (3.0%)
 Ford Motor Credit Company,
  6.30%, 7/16/02                     10,000,000      10,001
 Toyota Motor Credit
  Corporation, 6.83%, 9/13/02         3,250,000       3,271
                                                   --------
     TOTAL                                           13,272
                                                   --------
 Security Brokers & Dealers (3.1%)
 Merrill Lynch Co., Inc., 4.97%,
  4/30/03                             2,500,000       2,546

                                                    Market
                                      Shares/       Value
 Corporate Bonds Domestic (9.1%)        Par        (000's)
 ----------------------------------------------------------
 Security Brokers & Dealers continued
 Merrill Lynch Co., Inc., 7.18%,
  2/11/03                           $ 3,100,000    $  3,188
 Merrill Lynch Co., Inc., 7.85%,
  3/01/03                             4,000,000       4,185
 Morgan Stanley Dean Witter,
  6.875%, 3/1/03                      3,700,000       3,813
                                                   --------
     TOTAL                                           13,732
                                                   --------

 Short Term Business Credit (0.8%)
 Transamerica Financial
  Corporation, 7.25%, 8/15/02         3,700,000       3,715
                                                   --------
     TOTAL                                            3,715
                                                   --------

 Utility - Electric (2.2%)
 National Rural Utilities,
  5.00%, 10/1/02                      2,650,000       2,666
 National Rural Utilities,
  7.375%, 2/10/03                     7,000,000       7,200
                                                   --------
     TOTAL                                            9,866
                                                   --------

     TOTAL CORPORATE BONDS
      DOMESTIC
      (COST: $40,585)                                40,585
                                                   --------

     TOTAL INVESTMENTS (99.9%)
      (COST $444,362)!                              444,362
                                                   --------

     OTHER ASSETS, LESS
      LIABILITIES (0.1%)                                635
                                                   --------

     TOTAL NET ASSETS (100.0%)                     $444,997
                                                   --------

! Also represents cost for federal income tax purposes.

    The Accompanying Notes are an Integral Part of the Financial Statements

                      (This page intentionally left blank)

 Statements of Assets and Liabilities

NORTHWESTERN MUTUAL SERIES FUND, INC.
June 30, 2002
(in thousands, except per share amounts)

                                                                                                    FRANKLIN
                                                                                                    TEMPLETON
                                   SMALL CAP      T. ROWE PRICE     AGGRESSIVE    INTERNATIONAL   INTERNATIONAL
                                  GROWTH STOCK   SMALL CAP VALUE   GROWTH STOCK      GROWTH          EQUITY       INDEX 400 STOCK
                                   PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------

Assets
  Investments, at value (1).....   $ 294,172        $  56,347       $1,197,820      $  35,045       $ 700,710        $ 242,824
  Cash..........................          --              940               --            186              45               --
  Due from Sale of Fund
    Shares......................          --               --               --            117           6,118               --
  Due from Sale of Securities...         670              797              751          1,819          16,042               --
  Dividends and Interest
    Receivable..................          16               89              180            119           2,472              180
                                   ---------        ---------       ----------      ---------       ---------        ---------
    TOTAL ASSETS................     294,858           58,173        1,198,751         37,286         725,387          243,004
                                   ---------        ---------       ----------      ---------       ---------        ---------

Liabilities
  Due on Purchase of
    Securities..................         837            1,170              467          2,018          23,502               27
  Due on Redemption of Fund
    Shares......................          --               --               --              1             295               --
  Due to Investment Advisor.....         133                4              492             --             364               48
  Accrued Expenses..............          50               37               42             53             107               47
  Due on Futures Variation
    Margin......................          --               --               --             --              --               --
                                   ---------        ---------       ----------      ---------       ---------        ---------
    TOTAL LIABILITIES...........       1,020            1,211            1,001          2,072          24,268              122
                                   ---------        ---------       ----------      ---------       ---------        ---------
    NET ASSETS..................   $ 293,838        $  56,962       $1,197,750      $  35,214       $ 701,119        $ 242,882
                                   =========        =========       ==========      =========       =========        =========

Represented By:
  Aggregate Paid in Capital (2),
    (3).........................   $ 318,156        $  54,592       $1,293,874      $  36,730       $ 765,319        $ 249,891
  Undistributed Net Investment
    Income (Loss)...............        (336)              84             (905)           199           8,395              929
  Undistributed Accumulated Net
    Realized Gain (Loss) on
    Investments.................     (34,741)             201         (136,840)        (2,619)        (46,066)          (3,287)
  Net Unrealized Appreciation
    (Depreciation) of:
    Investment Securities.......      10,759            2,083           43,041            907         (26,677)          (4,542)
    Index Futures Contracts.....          --                2           (1,420)            --              --             (109)
    Foreign Currency
      Transactions..............          --               --               --             (3)            148               --
                                   ---------        ---------       ----------      ---------       ---------        ---------
  Net Assets for Shares
    Outstanding (2).............   $ 293,838        $  56,962       $1,197,750      $  35,214       $ 701,119        $ 242,882
                                   =========        =========       ==========      =========       =========        =========
  Net Asset Value, Offering and
    Redemption Price per
    Share.......................   $    1.67        $    1.09       $     2.53      $    0.93       $    1.24        $    1.08
                                   =========        =========       ==========      =========       =========        =========
(1) Investments, at cost........   $ 283,413        $  54,261       $1,154,549      $  34,129       $ 727,387        $ 247,340
(2) Shares outstanding..........     175,608           52,253          474,143         37,733         564,108          225,644
(3) Shares authorized, $.01 par
    value.......................   2,000,000        2,000,000        2,000,000      2,000,000       2,000,000        2,000,000

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                     J.P. MORGAN
                    SELECT GROWTH
                     AND INCOME     CAPITAL GUARDIAN
     GROWTH STOCK       STOCK       DOMESTIC EQUITY    INDEX 500 STOCK   ASSET ALLOCATION    BALANCED    HIGH YIELD BOND
      PORTFOLIO       PORTFOLIO        PORTFOLIO          PORTFOLIO         PORTFOLIO       PORTFOLIO       PORTFOLIO
------------------------------------------------------------------------------------------------------------------------

      $ 631,334       $ 441,164        $  61,461         $1,573,037         $  67,769       $3,201,525      $134,826
         15,989              --              407                 --               692               --         1,486
             --              --               --                 --                --               --            --
          1,234           2,351               --                 --               934           15,807         6,016
            457             578              114              2,212               336           14,985         3,327
      ---------       ---------        ---------         ----------         ---------       ----------      --------
        649,014         444,093           61,982          1,575,249            69,731        3,232,317       145,655
      ---------       ---------        ---------         ----------         ---------       ----------      --------

         17,510           3,068              514                316             3,423          445,454         4,094
             --              --               --                 --                --               --            --
            210             201               35                249                --              653            57
             47              29               36                 57                58                8            24
             10              --               --                 13                12              682            --
      ---------       ---------        ---------         ----------         ---------       ----------      --------
         17,777           3,298              585                635             3,493          446,797         4,175
      ---------       ---------        ---------         ----------         ---------       ----------      --------
      $ 631,237       $ 440,795        $  61,397         $1,574,614         $  66,238       $2,785,520      $141,480
      =========       =========        =========         ==========         =========       ==========      ========

      $ 669,197       $ 595,030        $  68,054         $1,361,406         $  69,657       $2,333,594      $222,972
          2,392           1,938              294             10,813               555           44,629         7,247
        (75,991)        (54,662)          (1,005)           (11,331)           (2,092)         (39,687)      (69,678)
         35,829        (101,511)          (5,946)           213,916            (1,639)         457,843       (19,061)
           (190)             --               --               (190)             (243)         (10,859)           --
             --              --               --                 --                --               --            --
      ---------       ---------        ---------         ----------         ---------       ----------      --------
      $ 631,237       $ 440,795        $  61,397         $1,574,614         $  66,238       $2,785,520      $141,480
      =========       =========        =========         ==========         =========       ==========      ========
      $    1.80       $    0.99        $    0.87         $     2.41         $    0.93       $     1.66      $   0.62
      =========       =========        =========         ==========         =========       ==========      ========
      $ 595,505       $ 542,675        $  67,407         $1,359,121         $  69,408       $2,743,682      $153,887
        351,232         446,625           70,289            652,642            71,580        1,675,919       228,307
      2,000,000       2,000,000        2,000,000          2,000,000         2,000,000        3,000,000     2,000,000


      SELECT BOND   MONEY MARKET
       PORTFOLIO     PORTFOLIO
--------------------------------
       $ 582,784     $ 444,362
              --             5
              --            --
           6,475            --
           4,897           751
       ---------     ---------
         594,156       445,118
       ---------     ---------
         138,861            --
              --            --
             103           101
               5            20
              --            --
       ---------     ---------
         138,969           121
       ---------     ---------
       $ 455,187     $ 444,997
       =========     =========
       $ 446,762     $ 444,997
          11,110            --
          (3,939)           --
           1,254            --
              --            --
              --            --
       ---------     ---------
       $ 455,187     $ 444,997
       =========     =========
       $    1.18     $    1.00
       =========     =========
       $ 581,530     $ 444,362
         384,927       445,071
       1,000,000     2,000,000

 Statements of Operations

NORTHWESTERN MUTUAL SERIES FUND, INC.
For the Six Months Ended June 30, 2002
(in thousands)

                                                                                                       FRANKLIN
                                                                                                       TEMPLETON
                                      SMALL CAP      T. ROWE PRICE     AGGRESSIVE    INTERNATIONAL   INTERNATIONAL
                                     GROWTH STOCK   SMALL CAP VALUE   GROWTH STOCK      GROWTH          EQUITY
                                      PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
------------------------------------------------------------------------------------------------------------------
Investment Income
  Income
    Interest.......................    $    426         $   24         $   1,203        $     9         $   569
    Dividends (1)..................         115            260             1,219            357          10,506
                                       --------         ------         ---------        -------         -------
         TOTAL INCOME..............         541            284             2,422            366          11,075
                                       --------         ------         ---------        -------         -------
  Expenses
    Management Fees................         854            170             3,296            113           2,346
    Custodian Expenses.............          13             58                19             53             245
    Other Expenses.................           5              3                 7              5               2
    Audit Fees.....................           8              7                 7              9              10
                                       --------         ------         ---------        -------         -------
         TOTAL EXPENSES............         880            238             3,329            180           2,603
                                       --------         ------         ---------        -------         -------
      Less Waived Fees:
         Paid by Affiliate.........          --            (37)               --            (13)             --
         Paid Indirectly...........          (2)            (1)               (2)            --              --
                                       --------         ------         ---------        -------         -------
         TOTAL NET EXPENSES........         878            200             3,327            167           2,603
                                       --------         ------         ---------        -------         -------
  Net Investment Income (Loss).....        (337)            84              (905)           199           8,472

Realized and Unrealized Gain (Loss)
  on Investments and Foreign
  Currencies
  Net Realized Gain (Loss) on:
    Investment Securities..........      (6,789)           256          (117,029)        (1,526)        (29,889)
    Index Futures Contracts........        (598)           (38)              221             --              --
    Foreign Currency
      Transactions.................          --             --                --              1            (364)
                                       --------         ------         ---------        -------         -------
         NET REALIZED GAIN (LOSS)
           ON INVESTMENTS..........      (7,387)           218          (116,808)        (1,525)        (30,253)
                                       --------         ------         ---------        -------         -------
  Net Change in Unrealized
    Appreciation (Depreciation) of:
    Investment Securities..........     (11,477)           923             3,527          2,154          26,432
    Index Futures Contracts........        (291)             2            (1,675)            --              --
    Foreign Currency
      Transactions.................          --             --                --            (12)            111
                                       --------         ------         ---------        -------         -------
         NET CHANGE IN UNREALIZED
           APPRECIATION
           (DEPRECIATION) OF
           INVESTMENTS.............     (11,768)           925             1,852          2,142          26,543
                                       --------         ------         ---------        -------         -------
  Net Gain (Loss) on Investments...     (19,155)         1,143          (114,956)           617          (3,710)
                                       --------         ------         ---------        -------         -------
Net Increase (Decrease) in Net
  Assets Resulting from
  Operations.......................    $(19,492)        $1,227         $(115,861)       $   816         $ 4,762
                                       ========         ======         =========        =======         =======
  (1) Less Foreign dividend tax....    $     --         $   --         $      --        $    45         $ 1,206


                                     INDEX 400 STOCK   GROWTH STOCK
                                        PORTFOLIO       PORTFOLIO
-----------------------------------
Investment Income
  Income
    Interest.......................     $    176         $    724
    Dividends (1)..................        1,086            3,102
                                        --------         --------
         TOTAL INCOME..............        1,262            3,826
                                        --------         --------
  Expenses
    Management Fees................          290            1,413
    Custodian Expenses.............           35                7
    Other Expenses.................            5                8
    Audit Fees.....................            8                8
                                        --------         --------
         TOTAL EXPENSES............          338            1,436
                                        --------         --------
      Less Waived Fees:
         Paid by Affiliate.........           --               --
         Paid Indirectly...........           (2)              (2)
                                        --------         --------
         TOTAL NET EXPENSES........          336            1,434
                                        --------         --------
  Net Investment Income (Loss).....          926            2,392
Realized and Unrealized Gain (Loss)
  on Investments and Foreign
  Currencies
  Net Realized Gain (Loss) on:
    Investment Securities..........          745          (19,283)
    Index Futures Contracts........       (1,002)          (3,573)
    Foreign Currency
      Transactions.................           --               --
                                        --------         --------
         NET REALIZED GAIN (LOSS)
           ON INVESTMENTS..........         (257)         (22,856)
                                        --------         --------
  Net Change in Unrealized
    Appreciation (Depreciation) of:
    Investment Securities..........      (10,247)         (52,367)
    Index Futures Contracts........         (309)            (526)
    Foreign Currency
      Transactions.................           --               --
                                        --------         --------
         NET CHANGE IN UNREALIZED
           APPRECIATION
           (DEPRECIATION) OF
           INVESTMENTS.............      (10,556)         (52,893)
                                        --------         --------
  Net Gain (Loss) on Investments...      (10,813)         (75,749)
                                        --------         --------
Net Increase (Decrease) in Net
  Assets Resulting from
  Operations.......................     $ (9,887)        $(73,357)
                                        ========         ========
  (1) Less Foreign dividend tax....     $     --         $     --

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

  J.P. MORGAN
 SELECT GROWTH
  AND INCOME      CAPITAL GUARDIAN   INDEX 500
     STOCK        DOMESTIC EQUITY      STOCK     ASSET ALLOCATION   BALANCED    HIGH YIELD BOND   SELECT BOND   MONEY MARKET
   PORTFOLIO         PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO     PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
   $     122          $    33        $     160       $   605        $  42,442      $  7,059         $12,444        $4,377
       3,258              455           12,433           143            9,162           504              --            --
   ---------          -------        ---------       -------        ---------      --------         -------        ------
       3,380              488           12,593           748           51,604         7,563          12,444         4,377
   ---------          -------        ---------       -------        ---------      --------         -------        ------
       1,423              167            1,725           154            4,346           366             626           657
           8               16               43            76               --             8              --            --
           3               10                7             9            2,228             3             447            --
           8                7                7             8               --             7              --            --
   ---------          -------        ---------       -------        ---------      --------         -------        ------
       1,442              200            1,782           247            6,574           384           1,073           657
   ---------          -------        ---------       -------        ---------      --------         -------        ------
          --               (4)              --           (53)              --            --              --            --
          (1)              --               (2)           (1)              --            (1)             --            --
   ---------          -------        ---------       -------        ---------      --------         -------        ------
       1,441              196            1,780           193            6,574           383           1,073           657
   ---------          -------        ---------       -------        ---------      --------         -------        ------
       1,939              292           10,813           555           45,030         7,180          11,371         3,720

     (24,704)            (826)          (7,053)       (1,100)          12,237        (4,267)          1,900            --
          --               --           (1,304)         (790)         (29,624)           --            (360)           --
          --               --               --            --               --            --              --            --
   ---------          -------        ---------       -------        ---------      --------         -------        ------
     (24,704)            (826)          (8,357)       (1,890)         (17,387)       (4,267)          1,540            --
   ---------          -------        ---------       -------        ---------      --------         -------        ------
     (77,821)          (6,216)        (243,535)       (1,514)        (171,318)       (9,437)          4,918            --
          --               --             (308)         (274)         (11,946)           --              --            --
          --               --               --            --               --            --              --            --
   ---------          -------        ---------       -------        ---------      --------         -------        ------
     (77,821)          (6,216)        (243,843)       (1,788)        (183,264)       (9,437)          4,918            --
   ---------          -------        ---------       -------        ---------      --------         -------        ------
    (102,525)          (7,042)        (252,200)       (3,678)        (200,651)      (13,704)          6,458            --
   ---------          -------        ---------       -------        ---------      --------         -------        ------
   $(100,586)         $(6,750)       $(241,387)      $(3,123)       $(155,621)     $ (6,524)        $17,829        $3,720
   =========          =======        =========       =======        =========      ========         =======        ======
   $      11          $     2        $      58       $    10        $      40      $     --         $    --        $   --

 Statement of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

                                                                  FOR THE          FOR THE
                                                              SIX MONTHS ENDED    YEAR ENDED
                                                                  JUNE 30,       DECEMBER 31,
Small Cap Growth Stock Portfolio                                    2002             2001
---------------------------------------------------------------------------------------------
                                                                      (IN THOUSANDS)
Increase in Net Assets
  Operations
    Net Investment Income (Loss)............................      $   (337)        $    433
    Net Realized Loss on Investments........................        (7,387)         (22,674)
    Net Change in Unrealized Appreciation (Depreciation) of
     Investments for the Period.............................       (11,768)          13,879
                                                                  --------         --------
      Net Decrease in Net Assets Resulting from
       Operations...........................................       (19,492)          (8,362)
                                                                  --------         --------
  Distributions to Shareholders from:
    Net Investment Income...................................          (432)             (19)
    Net Realized Gain on Investments........................            --               (5)
                                                                  --------         --------
      Net Decrease in Net Assets Resulting from
       Distributions to Shareholders........................          (432)             (24)
                                                                  --------         --------
  Fund Share Transactions
    Proceeds from Sale of 23,192 and 45,505 Shares..........        41,356           78,169
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (233 and 13 shares, respectively)...           432               24
    Payments for 11,043 and 17,164 Shares Redeemed..........       (19,474)         (28,673)
                                                                  --------         --------
      Net Increase in Net Assets Resulting from Fund Share
       Transactions (12,382 and 28,354 shares,
       respectively)........................................        22,314           49,520
                                                                  --------         --------
  Total Increase in Net Assets..............................         2,390           41,134
Net Assets
    Beginning of Period.....................................       291,448          250,314
                                                                  --------         --------
    End of Period (Includes undistributed net investment
     income (loss) of ($336) and $433, respectively)........      $293,838         $291,448
                                                                  ========         ========

                                                                                 FOR THE PERIOD
                                                                  FOR THE        JULY 31, 2001**
                                                              SIX MONTHS ENDED       THROUGH
                                                                  JUNE 30,        DECEMBER 31,
T. Rowe Price Small Cap Value Portfolio                             2002              2001
------------------------------------------------------------------------------------------------
                                                                        (IN THOUSANDS)
Increase in Net Assets
  Operations
    Net Investment Income...................................      $    84            $    52
    Net Realized Gain on Investments........................          218                 12
    Net Change in Unrealized Appreciation of Investments for
     the Period.............................................          925              1,156
                                                                  -------            -------
      Net Increase in Net Assets Resulting from
       Operations...........................................        1,227              1,220
                                                                  -------            -------
  Distributions to Shareholders from:
    Net Investment Income...................................           (6)               (51)
    Net Realized Gain on Investments........................          (20)                --
                                                                  -------            -------
      Net Decrease in Net Assets Resulting from
       Distributions to Shareholders........................          (26)               (51)
                                                                  -------            -------
  Fund Share Transactions
    Proceeds from Sale of 36,748 and 22,033 Shares..........       40,516             21,131
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (22 and 50 shares, respectively)....           26                 51
    Payments for 5,209 and 1,391 Shares Redeemed............       (5,784)            (1,348)
                                                                  -------            -------
      Net Increase in Net Assets Resulting from Fund Share
       Transactions (31,561 and 20,692 shares,
       respectively)........................................       34,758             19,834
                                                                  -------            -------
  Total Increase in Net Assets..............................       35,959             21,003
Net Assets
    Beginning of Period.....................................       21,003                 --
                                                                  -------            -------
    End of Period (Includes undistributed net investment
     income of $84 and $10, respectively)...................      $56,962            $21,003
                                                                  =======            =======

** Portfolio commenced operations July 31, 2001.

    The Accompanying Notes are an Integral Part of the Financial Statements

 Statement of Changes in Net Assets




NORTHWESTERN MUTUAL SERIES FUND, INC.

                                                                   FOR THE          FOR THE
                                                               SIX MONTHS ENDED    YEAR ENDED
                                                                   JUNE 30,       DECEMBER 31,
Aggressive Growth Stock Portfolio                                    2002             2001
----------------------------------------------------------------------------------------------
                                                                       (IN THOUSANDS)
Increase in Net Assets
  Operations
    Net Investment Income (Loss)............................      $     (905)      $    1,100
    Net Realized Gain (Loss) on Investments.................        (116,808)           8,908
    Net Change in Unrealized Appreciation (Depreciation) of
     Investments for the Period.............................           1,852         (348,808)
                                                                  ----------       ----------
      Net Decrease in Net Assets Resulting from
       Operations...........................................        (115,861)        (338,800)
                                                                  ----------       ----------
  Distributions to Shareholders from:
    Net Investment Income...................................          (1,100)          (1,517)
    Net Realized Gain on Investments........................         (24,421)        (310,659)
                                                                  ----------       ----------
      Net Decrease in Net Assets Resulting from
       Distributions to Shareholders........................         (25,521)        (312,176)
                                                                  ----------       ----------
  Fund Share Transactions
    Proceeds from Sale of 22,114 and 86,780 Shares..........          60,857          305,560
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (9,223 and 101,785 shares,
     respectively)..........................................          25,521          312,176
    Payments for 32,547 and 92,520 Shares Redeemed..........         (89,122)        (320,897)
                                                                  ----------       ----------
      Net Increase (Decrease) in Net Assets Resulting from
       Fund Share Transactions ((1,210) and 96,045 shares,
       respectively)........................................          (2,744)         296,839
                                                                  ----------       ----------
  Total Decrease in Net Assets..............................        (144,126)        (354,137)
Net Assets
    Beginning of Period.....................................       1,341,876        1,696,013
                                                                  ----------       ----------
    End of Period (Includes undistributed net investment
     income (loss) of ($905) and $1,100, respectively)......      $1,197,750       $1,341,876
                                                                  ==========       ==========

                                                                                  FOR THE PERIOD
                                                                   FOR THE        JULY 31, 2001**
                                                               SIX MONTHS ENDED       THROUGH
                                                                   JUNE 30,        DECEMBER 31,
International Growth Portfolio                                       2002              2001
-------------------------------------------------------------------------------------------------
                                                                         (IN THOUSANDS)
Increase in Net Assets
  Operations
    Net Investment Income...................................       $   199            $     6
    Net Realized Loss on Investments........................        (1,525)            (1,110)
    Net Change in Unrealized Appreciation (Depreciation) of
     Investments for the Period.............................         2,142             (1,238)
                                                                   -------            -------
      Net Increase (Decrease) in Net Assets Resulting from
       Operations...........................................           816             (2,342)
                                                                   -------            -------
  Distributions to Shareholders from:
    Net Investment Income...................................            --                 --
    Net Realized Gain on Investments........................            --                 --
                                                                   -------            -------
      Net Decrease in Net Assets Resulting from
       Distributions to Shareholders........................            --                 --
                                                                   -------            -------
  Fund Share Transactions
    Proceeds from Sale of 10,890 and 29,730 Shares..........        10,096             29,286
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid of 0 and 0 shares, respectively.....            --                 --
    Payments for 2,837 and 50 Shares Redeemed...............        (2,598)               (44)
                                                                   -------            -------
      Net Increase in Net Assets Resulting from Fund Share
       Transactions (8,053 and 29,680 shares,
       respectively)........................................         7,498             29,242
                                                                   -------            -------
  Total Increase in Net Assets..............................         8,314             26,900
Net Assets
    Beginning of Period.....................................        26,900                 --
                                                                   -------            -------
    End of Period (Includes undistributed net investment
     income of $204 and $0, respectively)...................       $35,214            $26,900
                                                                   =======            =======

** Portfolio commenced operations July 31, 2001.

    The Accompanying Notes are an Integral Part of the Financial Statements

 Statement of Changes in Net Assets


NORTHWESTERN MUTUAL SERIES FUND, INC.

                                                                   FOR THE          FOR THE
                                                               SIX MONTHS ENDED    YEAR ENDED
                                                                   JUNE 30,       DECEMBER 31,
Franklin Templeton International Equity Portfolio                    2002             2001
----------------------------------------------------------------------------------------------
                                                                       (IN THOUSANDS)
Increase in Net Assets
  Operations
    Net Investment Income...................................      $   8,472       $    14,894
    Net Realized Loss on Investments........................        (30,253)          (16,599)
    Net Change in Unrealized Appreciation (Depreciation) of
     Investments for the Period.............................         26,543          (106,892)
                                                                  ---------       -----------
      Net Decrease in Net Assets Resulting from
       Operations...........................................          4,762          (108,597)
                                                                  ---------       -----------
  Distributions to Shareholders from:
    Net Investment Income...................................        (13,714)          (13,356)
    Net Realized Gain on Investments........................             --           (67,555)
                                                                  ---------       -----------
      Net Decrease in Net Assets Resulting from
       Distributions to Shareholders........................        (13,714)          (80,911)
                                                                  ---------       -----------
  Fund Share Transactions
    Proceeds from Sale of 453,480 and 897,043 Shares........        572,401         1,261,855
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (10,614 and 57,917 shares,
     respectively)..........................................         13,714            80,911
    Payments for 467,277 and 883,476 Shares Redeemed........       (592,457)       (1,246,462)
                                                                  ---------       -----------
      Net Increase (decrease) in Net Assets Resulting from
       Fund Share Transactions ((3,183) and 71,484 shares,
       respectively)........................................         (6,342)           96,304
                                                                  ---------       -----------
  Total Increase in Net Assets..............................        (15,294)          (93,204)
Net Assets
    Beginning of Period.....................................        716,413           809,617
                                                                  ---------       -----------
    End of Period (Includes undistributed net investment
     income of $8,395 and $13,635, respectively)............      $ 701,119       $   716,413
                                                                  =========       ===========

                                                                   FOR THE          FOR THE
                                                               SIX MONTHS ENDED    YEAR ENDED
                                                                   JUNE 30,       DECEMBER 31,
Index 400 Stock Portfolio                                            2002             2001
----------------------------------------------------------------------------------------------
                                                                       (IN THOUSANDS)
Increase in Net Assets
  Operations
    Net Investment Income...................................       $    926         $  1,833
    Net Realized Loss on Investments........................           (257)          (2,974)
    Net Change in Unrealized Appreciation (Depreciation) of
     Investments for the Period.............................        (10,556)           2,256
                                                                   --------         --------
      Net Decrease in Net Assets Resulting from
       Operations...........................................         (9,887)           1,115
                                                                   --------         --------
  Distributions to Shareholders from:
    Net Investment Income...................................         (1,830)             (21)
    Net Realized Gain on Investments........................             --           (2,155)
                                                                   --------         --------
      Net Decrease in Net Assets Resulting from
       Distributions to Shareholders........................         (1,830)          (2,176)
                                                                   --------         --------
  Fund Share Transactions
    Proceeds from Sale of 46,545 and 77,185 Shares..........         53,800           84,032
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (1,547 and 1,962 shares,
     respectively)..........................................          1,830            2,176
    Payments for 10,311 and 11,583 Shares Redeemed..........        (11,765)         (12,029)
                                                                   --------         --------
      Net Increase in Net Assets Resulting from Fund Share
       Transactions (37,781 and 67,564 shares,
       respectively)........................................         43,865           74,179
                                                                   --------         --------
  Total Increase in Net Assets..............................         32,148           73,118
Net Assets
    Beginning of Period.....................................        210,734          137,616
                                                                   --------         --------
    End of Period (Includes undistributed net investment
     income of $929 and $1,833, respectively)...............       $242,882         $210,734
                                                                   ========         ========

    The Accompanying Notes are an Integral Part of the Financial Statements

 Statement of Changes in Net Assets




NORTHWESTERN MUTUAL SERIES FUND, INC.

                                                                  FOR THE          FOR THE
                                                              SIX MONTHS ENDED    YEAR ENDED
                                                                  JUNE 30,       DECEMBER 31,
Growth Stock Portfolio                                              2002             2001
---------------------------------------------------------------------------------------------
                                                                      (IN THOUSANDS)
Increase in Net Assets
  Operations
    Net Investment Income...................................      $  2,392        $   7,118
    Net Realized Loss on Investments........................       (22,856)         (49,900)
    Net Change in Unrealized Depreciation of Investments for
     the Period.............................................       (52,893)         (69,647)
                                                                  --------        ---------
      Net Decrease in Net Assets Resulting from
       Operations...........................................       (73,357)        (112,429)
                                                                  --------        ---------
  Distributions to Shareholders from:
    Net Investment Income...................................        (7,118)          (5,419)
    Net Realized Gain on Investments........................            --          (25,531)
                                                                  --------        ---------
      Net Decrease in Net Assets Resulting from
       Distributions to Shareholders........................        (7,118)         (30,950)
                                                                  --------        ---------
  Fund Share Transactions
    Proceeds from Sale of 23,881 and 37,823 Shares..........        47,100           81,112
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (3,673 and 14,152 shares,
     respectively)..........................................         7,118           30,950
    Payments for 20,006 and 20,655 Shares Redeemed..........       (39,084)         (42,921)
                                                                  --------        ---------
      Net Increase in Net Assets Resulting from Fund Share
       Transactions (7,548 and 31,320 shares,
       respectively)........................................        15,134           69,141
                                                                  --------        ---------
  Total Decrease in Net Assets..............................       (65,341)         (74,238)
Net Assets
    Beginning of Period.....................................       696,578          770,816
                                                                  --------        ---------
    End of Period (Includes undistributed net investment
     income of $2,392 and $7,118, respectively).............      $631,237        $ 696,578
                                                                  ========        =========

                                                                  FOR THE          FOR THE
                                                              SIX MONTHS ENDED    YEAR ENDED
                                                                  JUNE 30,       DECEMBER 31,
    J.P. Morgan Select Growth and Income Stock Portfolio            2002             2001
---------------------------------------------------------------------------------------------
                                                                      (IN THOUSANDS)
Increase in Net Assets
  Operations
    Net Investment Income...................................     $   1,939         $  4,120
    Net Realized Loss on Investments........................       (24,704)         (19,827)
    Net Change in Unrealized Depreciation of Investments for
     the Period.............................................       (77,821)         (30,330)
                                                                 ---------         --------
      Net Decrease in Net Assets Resulting from
       Operations...........................................      (100,586)         (46,037)
                                                                 ---------         --------
  Distributions to Shareholders from:
    Net Investment Income...................................        (4,121)          (4,262)
    Net Realized Gain on Investments........................            --          (15,376)
                                                                 ---------         --------
      Net Decrease in Net Assets Resulting from
       Distributions to Shareholders........................        (4,121)         (19,638)
                                                                 ---------         --------
  Fund Share Transactions
    Proceeds from Sale of 24,675 and 39,693 Shares..........        28,106           49,815
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (3,763 and 15,282 shares,
     respectively)..........................................         4,121           19,638
    Payments for 31,742 and 28,597 Shares Redeemed..........       (35,397)         (35,087)
                                                                 ---------         --------
      Net Increase (Decrease) in Net Assets Resulting from
       Fund Share Transactions ((3,304) and 26,378 shares,
       respectively)........................................        (3,170)          34,366
                                                                 ---------         --------
  Total Decrease in Net Assets..............................      (107,877)         (31,309)
Net Assets
    Beginning of Period.....................................       548,672          579,981
                                                                 ---------         --------
    End of Period (Includes undistributed net investment
     income of $1,938 and $4,120, respectively).............     $ 440,795         $548,672
                                                                 =========         ========

    The Accompanying Notes are an Integral Part of the Financial Statements

 Statement of Changes in Net Assets


NORTHWESTERN MUTUAL SERIES FUND, INC.

                                                                                  FOR THE PERIOD
                                                                   FOR THE        JULY 31, 2001**
                                                               SIX MONTHS ENDED       THROUGH
                                                                   JUNE 30,        DECEMBER 31,
Capital Guardian Domestic Equity Portfolio                           2002              2001
-------------------------------------------------------------------------------------------------
                                                                         (IN THOUSANDS)
Increase in Net Assets
  Operations
    Net Investment Income (Loss)............................       $   292            $   171
    Net Realized Loss on Investments........................          (826)              (183)
    Net Change in Unrealized Appreciation (Depreciation) of
     Investments for the Period.............................        (6,216)               270
                                                                   -------            -------
      Net Decrease in Net Assets Resulting from
       Operations...........................................        (6,750)               258
                                                                   -------            -------
  Distributions to Shareholders from:
    Net Investment Income...................................            --               (168)
    Net Realized Gain on Investments........................            --                 --
                                                                   -------            -------
      Net Decrease in Net Assets Resulting from
       Distributions to Shareholders........................            --               (168)
                                                                   -------            -------
  Fund Share Transactions
    Proceeds from Sale of 30,388 and 42,542 Shares..........        29,259             41,341
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (0 and 174 shares, respectively)....            --                168
    Payments for 1,904 and 911 Shares Redeemed..............        (1,834)              (877)
                                                                   -------            -------
      Net Increase in Net Assets Resulting from Fund Share
       Transactions (28,484 and 41,805 shares,
       respectively)........................................        27,425             40,632
                                                                   -------            -------
  Total Increase in Net Assets..............................        20,675             40,722
Net Assets
    Beginning of Period.....................................        40,722                 --
                                                                   -------            -------
    End of Period (Includes undistributed net investment
     income of $294 and $3, respectively)...................       $61,397            $40,722
                                                                   =======            =======

                                                                   FOR THE          FOR THE
                                                               SIX MONTHS ENDED    YEAR ENDED
                                                                   JUNE 30,       DECEMBER 31,
Index 500 Stock Portfolio                                            2002             2001
----------------------------------------------------------------------------------------------
                                                                       (IN THOUSANDS)
Increase in Net Assets
  Operations
    Net Investment Income...................................      $   10,813       $   21,311
    Net Realized Gain (Loss) on Investments.................          (8,357)          32,819
    Net Change in Unrealized Depreciation of Investments for
     the Period.............................................        (243,843)        (302,274)
                                                                  ----------       ----------
      Net Decrease in Net Assets Resulting from
       Operations...........................................        (241,387)        (248,144)
                                                                  ----------       ----------
  Distributions to Shareholders from:
    Net Investment Income...................................         (21,304)         (24,105)
    Net Realized Gain on Investments........................         (35,471)         (59,088)
                                                                  ----------       ----------
      Net Decrease in Net Assets Resulting from
       Distributions to Shareholders........................         (56,775)         (83,193)
                                                                  ----------       ----------
  Fund Share Transactions
    Proceeds from Sale of 37,502 and 47,523 Shares..........         103,391          142,837
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (21,521 and 26,836 shares,
     respectively)..........................................          56,775           83,193
    Payments for 40,150 and 49,022 Shares Redeemed..........        (109,265)        (145,755)
                                                                  ----------       ----------
      Net Increase in Net Assets Resulting from Fund Share
       Transactions (18,873 and 25,337 shares,
       respectively)........................................          50,901           80,275
                                                                  ----------       ----------
  Total Decrease in Net Assets..............................        (247,261)        (251,062)
Net Assets
    Beginning of Period.....................................       1,821,875        2,072,937
                                                                  ----------       ----------
    End of Period (Includes undistributed net investment
     income of $10,813 and $21,311, respectively)...........      $1,574,614       $1,821,875
                                                                  ==========       ==========

** Portfolio commenced operations July 31, 2001.

      The Accompanying Notes are an Integral Part of the Financial Statements

 Statement of Changes in Net Assets




NORTHWESTERN MUTUAL SERIES FUND, INC.

                                                                                  FOR THE PERIOD
                                                                   FOR THE        JULY 31, 2001**
                                                               SIX MONTHS ENDED       THROUGH
                                                                   JUNE 30,        DECEMBER 31,
Asset Allocation Portfolio                                           2002              2001
-------------------------------------------------------------------------------------------------
                                                                         (IN THOUSANDS)
Increase in Net Assets
  Operations
    Net Investment Income...................................       $   555            $   286
    Net Realized Loss on Investments........................        (1,890)              (202)
    Net Change in Unrealized Appreciation (Depreciation) of
     Investments for the Period.............................        (1,788)               (94)
                                                                   -------            -------
      Net Decrease in Net Assets Resulting from
       Operations...........................................        (3,123)               (10)
                                                                   -------            -------
  Distributions to Shareholders from:
    Net Investment Income...................................            (2)              (284)
    Net Realized Gain on Investments........................            --                 --
                                                                   -------            -------
      Net Decrease in Net Assets Resulting from
       Distributions to Shareholders........................            (2)              (284)
                                                                   -------            -------
  Fund Share Transactions
    Proceeds from Sale of 32,662 and 41,212 Shares..........        31,524             40,347
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (3 and 292 shares, respectively)....             2                284
    Payments for 2,360 and 229 Shares Redeemed..............        (2,279)              (221)
                                                                   -------            -------
      Net Increase in Net Assets Resulting from Fund Share
       Transactions (30,305 and 41,275 shares,
       respectively)........................................        29,247             40,410
                                                                   -------            -------
  Total Increase in Net Assets..............................        26,122             40,116
Net Assets
    Beginning of Period.....................................        40,116                 --
                                                                   -------            -------
    End of Period (Includes undistributed net investment
     income of $555 and $2, respectively)...................       $66,238            $40,116
                                                                   =======            =======

                                                                   FOR THE          FOR THE
                                                               SIX MONTHS ENDED    YEAR ENDED
                                                                   JUNE 30,       DECEMBER 31,
Balanced Portfolio                                                   2002             2001
----------------------------------------------------------------------------------------------
                                                                       (IN THOUSANDS)
Increase in Net Assets
  Operations
    Net Investment Income...................................      $   45,030       $  115,576
    Net Realized Loss on Investments........................         (17,387)         (11,248)
    Net Change in Unrealized Depreciation of Investments for
     the Period.............................................        (183,264)        (207,767)
                                                                  ----------       ----------
      Net Decrease in Net Assets Resulting from
       Operations...........................................        (155,621)        (103,439)
                                                                  ----------       ----------
  Distributions to Shareholders from:
    Net Investment Income...................................        (106,128)        (127,987)
    Net Realized Gain on Investments........................              --         (112,544)
                                                                  ----------       ----------
      Net Decrease in Net Assets Resulting from
       Distributions to Shareholders........................        (106,128)        (240,531)
                                                                  ----------       ----------
  Fund Share Transactions
    Proceeds from Sale of 60,869 and 44,213 Shares..........         108,421           82,145
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (61,452 and 129,457 shares,
     respectively)..........................................         106,128          240,531
    Payments for 101,021 and 118,592 Shares Redeemed........        (178,417)        (220,768)
                                                                  ----------       ----------
      Net Increase in Net Assets Resulting from Fund Share
       Transactions (21,300 and 55,078 shares,
       respectively.........................................          36,132          101,908
                                                                  ----------       ----------
  Total Decrease in Net Assets..............................        (225,617)        (242,062)
Net Assets
    Beginning of Period.....................................       3,011,137        3,253,199
                                                                  ----------       ----------
    End of Period (Includes undistributed net investment
     income of $44,629 and $105,732, respectively)..........      $2,785,520       $3,011,137
                                                                  ==========       ==========

** Portfolio commenced operations on July 31, 2001.

    The Accompanying Notes are an Integral Part of the Financial Statements

 Statement of Changes in Net Assets


NORTHWESTERN MUTUAL SERIES FUND, INC.

                                                                   FOR THE          FOR THE
                                                               SIX MONTHS ENDED    YEAR ENDED
                                                                   JUNE 30,       DECEMBER 31,
High Yield Bond Portfolio                                            2002             2001
----------------------------------------------------------------------------------------------
                                                                       (IN THOUSANDS)
Increase in Net Assets
  Operations
    Net Investment Income...................................       $  7,180         $ 15,629
    Net Realized Loss on Investments........................         (4,267)         (19,780)
    Net Change in Unrealized Appreciation (Depreciation) of
     Investments for the Period.............................         (9,437)          10,959
                                                                   --------         --------
      Net Increase (Decrease) in Net Assets Resulting from
       Operations...........................................         (6,524)           6,808
                                                                   --------         --------
  Distributions to Shareholders from:
    Net Investment Income...................................           (129)         (15,601)
    Net Realized Gain on Investments........................             --               --
                                                                   --------         --------
      Net Decrease in Net Assets Resulting from
       Distributions to Shareholders........................           (129)         (15,601)
                                                                   --------         --------
  Fund Share Transactions
    Proceeds from Sale of 20,322 and 35,236 Shares..........         13,314           25,721
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (191 and 24,080 shares,
     respectively)..........................................            129           15,601
    Payments for 19,848 and 31,719 Shares Redeemed..........        (12,980)         (23,066)
                                                                   --------         --------
      Net Increase in Net Assets Resulting from Fund Share
       Transactions (665 and 27,597 shares, respectively)...            463           18,256
                                                                   --------         --------
  Total Increase (Decrease) in Net Assets...................         (6,190)           9,463
Net Assets
    Beginning of Period.....................................        147,670          138,207
                                                                   --------         --------
    End of Period (Includes undistributed net investment
     income of $7,247 and $196, respectively)...............       $141,480         $147,670
                                                                   ========         ========

                                                                   FOR THE          FOR THE
                                                               SIX MONTHS ENDED    YEAR ENDED
                                                                   JUNE 30,       DECEMBER 31,
Select Bond Portfolio                                                2002             2001
----------------------------------------------------------------------------------------------
                                                                       (IN THOUSANDS)
Increase in Net Assets
  Operations
    Net Investment Income...................................       $ 11,371         $ 21,595
    Net Realized Gain on Investments........................          1,540           10,082
    Net Change in Unrealized Appreciation of Investments for
     the Period.............................................          4,918            1,654
                                                                   --------         --------
      Net Increase in Net Assets Resulting from
       Operations...........................................         17,829           33,331
                                                                   --------         --------
  Distributions to Shareholders from:
    Net Investment Income...................................        (21,737)         (19,294)
    Net Realized Gain on Investments........................         (3,098)              --
                                                                   --------         --------
      Net Decrease in Net Assets Resulting from
       Distributions to Shareholders........................        (24,835)         (19,294)
                                                                   --------         --------
  Fund Share Transactions
    Proceeds from Sale of 49,674 and 87,848 Shares..........         59,694          104,150
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (21,354 and 16,955 shares,
     respectively)..........................................         24,835           19,294
    Payments for 23,054 and 20,005 Shares Redeemed..........        (27,742)         (23,753)
                                                                   --------         --------
      Net Increase in Net Assets Resulting from Fund Share
       Transactions (47,974 and 84,798 shares,
       respectively)........................................         56,787           99,691
                                                                   --------         --------
  Total Increase in Net Assets..............................         49,781          113,728
Net Assets
    Beginning of Period.....................................        405,406          291,678
                                                                   --------         --------
    End of Period (Includes undistributed net investment
     income of $11,110 and $21,476, respectively)...........       $455,187         $405,406
                                                                   ========         ========

    The Accompanying Notes are an Integral Part of the Financial Statements

 Statement of Changes in Net Assets




NORTHWESTERN MUTUAL SERIES FUND, INC.

                                                                   FOR THE          FOR THE
                                                               SIX MONTHS ENDED    YEAR ENDED
                                                                   JUNE 30,       DECEMBER 31,
Money Market Portfolio                                               2002             2001
----------------------------------------------------------------------------------------------
                                                                       (IN THOUSANDS)
Increase in Net Assets
  Operations
    Net Investment Income...................................      $   3,720       $    15,878
                                                                  ---------       -----------
      Net Increase in Net Assets Resulting from
       Operations...........................................          3,720            15,878
                                                                  ---------       -----------
  Distributions to Shareholders from:
    Net Investment Income...................................         (3,794)          (15,878)
                                                                  ---------       -----------
      Net Decrease in Net Assets Resulting from
       Distributions to Shareholders........................         (3,794)          (15,878)
                                                                  ---------       -----------
  Fund Share Transactions
    Proceeds from Sale of 651,136 and 1,720,066 Shares......        651,135         1,720,084
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (3,852 and 15,879 shares,
     respectively)..........................................          3,852            15,879
    Payments for 668,606 and 1,661,729 Shares Redeemed......       (668,605)       (1,661,729)
                                                                  ---------       -----------
      Net Increase (Decrease) in Net Assets Resulting from
       Fund Share Transactions ((13,618) and 74,216 shares,
       respectively)........................................        (13,618)           74,234
                                                                  ---------       -----------
  Total Increase (Decrease) in Net Assets...................        (13,692)           74,234
Net Assets
    Beginning of Period.....................................        458,689           384,455
                                                                  ---------       -----------
    End of Period (no undistributed net investment
     income)................................................      $ 444,997       $   458,689
                                                                  =========       ===========

    The Accompanying Notes are an Integral Part of the Financial Statements

 Financial Highlights

NORTHWESTERN MUTUAL SERIES FUND, INC.


                                                                                                    FOR THE PERIOD
                                                               FOR THE SIX    FOR THE YEAR ENDED    APRIL 30, 1999*
                                                               MONTHS ENDED      DECEMBER 31,         THROUGH
Small Cap Growth Stock Portfolio                                JUNE 30,      -------------------   DECEMBER 31,
(For a share outstanding throughout the period)                   2002          2001       2000        1999
-------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period........................     $   1.79     $   1.86   $   1.79       $  1.00
  Income from Investment Operations:
    Net Investment Income...................................           --           --         --            --
    Net Realized and Unrealized Gains (Losses) on
      Investments...........................................        (0.12)       (0.07)      0.13          0.85
                                                                 --------     --------   --------       -------
      Total from Investment Operations......................        (0.12)       (0.07)      0.13          0.85
                                                                 --------     --------   --------       -------
  Less Distributions:
    Distributions from Net Investment Income................           --           --         --            --
    Distributions from Realized Gains on Investments........           --           --      (0.06)        (0.06)
                                                                 --------     --------   --------       -------
      Total Distributions...................................           --           --      (0.06)        (0.06)
                                                                 --------     --------   --------       -------
Net Asset Value, End of Period..............................     $   1.67     $   1.79   $   1.86       $  1.79
                                                                 ========     ========   ========       =======
Total Return+...............................................       (6.20%)      (3.76%)     6.71%        86.09%
                                                                 ========     ========   ========       =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)....................     $293,838     $291,448   $250,314       $71,483
                                                                 ========     ========   ========       =======
Ratio of Gross Expenses to Average Net Assets***............        0.58%        0.60%      0.67%         1.03%
                                                                 ========     ========   ========       =======
Ratio of Net Expenses to Average Net Assets***..............        0.58%        0.60%      0.67%         1.00%
                                                                 ========     ========   ========       =======
Ratio of Net Investment Income (Loss) to Average Net
  Assets***.................................................       (0.22%)       0.17%      0.19%        (0.07%)
                                                                 ========     ========   ========       =======
Portfolio Turnover Rate.....................................       24.58%       70.58%     86.13%        70.72%
                                                                 ========     ========   ========       =======


                                                                              FOR THE PERIOD
                                                               FOR THE SIX    JULY 31, 2001**
                                                               MONTHS ENDED     THROUGH
T. Rowe Price Small Cap Value Portfolio                        JUNE 30,       DECEMBER 31,
(For a share outstanding throughout the period)                  2002            2001
---------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period........................     $  1.02          $  1.00
  Income from Investment Operations:
    Net Investment Income...................................          --               --
    Net Realized and Unrealized Gains (Losses) on
     Investments............................................        0.07             0.02
                                                                 -------          -------
      Total from Investment Operations......................        0.07             0.02
                                                                 -------          -------
  Less Distributions:
    Distributions from Net Investment Income................          --               --
    Distributions from Realized Gains on Investments........          --               --
                                                                 -------          -------
      Total Distributions...................................          --               --
                                                                 =======          =======
Net Asset Value, End of Period..............................     $  1.09          $  1.02
                                                                 =======          =======
Total Return+...............................................       7.44%            1.76%
                                                                 =======          =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)....................     $56,962          $21,003
                                                                 =======          =======
Ratio of Gross Expenses to Average Net Assets***............       1.17%            1.36%
                                                                 =======          =======
Ratio of Expenses to Average Net Assets***..................       1.00%            1.00%
                                                                 =======          =======
Ratio of Net Investment Income (Loss) to Average Net
  Assets***.................................................       0.41%            1.03%
                                                                 =======          =======
Portfolio Turnover Rate.....................................      22.96%           49.70%
                                                                 =======          =======

  * Portfolio commenced operations April 30, 1999.
 ** Portfolio commenced operations July 31, 2001.
*** Computed on an annualized basis for the periods less than one year.
  + Total Return includes deductions for management and other fund expenses;
    excludes deductions for sales loads and account fees, not annualized for periods less than one year.

    The Accompanying Notes are an Integral Part of the Financial Statements

 Financial Highlights




NORTHWESTERN MUTUAL SERIES FUND, INC.



                                                   FOR THE
Aggressive Growth Stock Portfolio               SIX MONTHS ENDED                  FOR THE YEAR ENDED DECEMBER 31,
(For a share outstanding throughout the           JUNE 30,         --------------------------------------------------------------
period)                                             2002              2001         2000         1999         1998         1997
---------------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period..........     $     2.82      $     4.47   $     4.81   $     3.46   $     3.34   $     3.15
  Income from Investment Operations:
    Net Investment Income.....................             --              --           --           --           --           --
    Net Realized and Unrealized Gains (Losses)
      on Investments..........................          (0.24)          (0.83)        0.29         1.48         0.24         0.39
                                                   ----------      ----------   ----------   ----------   ----------   ----------
      Total from Investment Operations........          (0.24)          (0.83)        0.29         1.48         0.24         0.39
                                                   ----------      ----------   ----------   ----------   ----------   ----------
  Less Distributions:
    Distributions from Net Investment
      Income..................................             --              --           --           --           --           --
    Distributions from Realized Gains on
      Investments.............................          (0.05)          (0.82)       (0.63)       (0.13)       (0.12)       (0.20)
                                                   ----------      ----------   ----------   ----------   ----------   ----------
      Total Distributions.....................          (0.05)          (0.82)       (0.63)       (0.13)       (0.12)       (0.20)
                                                   ----------      ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of Period................     $     2.53      $     2.82   $     4.47   $     4.81   $     3.46   $     3.34
                                                   ==========      ==========   ==========   ==========   ==========   ==========
Total Return+.................................         (8.76%)        (19.87%)       6.18%       43.78%        7.56%       13.86%
                                                   ==========      ==========   ==========   ==========   ==========   ==========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)......     $1,197,750      $1,341,876   $1,696,013   $1,485,311   $1,137,466   $1,067,068
                                                   ==========      ==========   ==========   ==========   ==========   ==========
Ratio of Expenses to Average Net Assets***....          0.52%           0.52%        0.52%        0.51%        0.52%        0.53%
                                                   ==========      ==========   ==========   ==========   ==========   ==========
Ratio of Net Investment Income (Loss) to
  Average Net Assets***.......................         (0.14%)          0.08%        0.09%       (0.02%)       0.04%        0.06%
                                                   ==========      ==========   ==========   ==========   ==========   ==========
Portfolio Turnover Rate.......................         25.17%          70.40%       63.18%       68.64%       50.43%       57.27%
                                                   ==========      ==========   ==========   ==========   ==========   ==========


                                                                                 FOR THE PERIOD
                                                                FOR THE          JULY 31, 2001**
                                                              SIX MONTHS ENDED     THROUGH
International Growth Portfolio                                 JUNE 30,          DECEMBER 31,
(For a share outstanding throughout the period)                  2002               2001
-------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period........................      $  0.91            $  1.00
  Income from Investment Operations:
    Net Investment Income...................................         0.01                 --
    Net Realized and Unrealized Gains (Losses) on
     Investments............................................         0.01              (0.09)
                                                                  -------            -------
      Total from Investment Operations......................         0.02              (0.09)
                                                                  -------            -------
  Less Distributions:
    Distributions from Net Investment Income................           --                 --
    Distributions from Realized Gains on Investments........           --                 --
                                                                  -------            -------
      Total Distributions...................................           --                 --
                                                                  -------            -------
Net Asset Value, End of Period..............................      $  0.93            $  0.91
                                                                  =======            =======
Total Return+...............................................        2.98%             (9.40%)
                                                                  =======            =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)....................      $35,214            $26,900
                                                                  =======            =======
Ratio of Gross Expenses to Average Net Assets***............        1.17%              1.25%
                                                                  =======            =======
Ratio of Expenses to Average Net Assets***..................        1.10%              1.10%
                                                                  =======            =======
Ratio of Net Investment Income (Loss) to Average Net
  Assets***.................................................        1.42%              0.05%
                                                                  =======            =======
Portfolio Turnover Rate.....................................       17.72%             18.45%
                                                                  =======            =======

 ** Portfolio commenced operations July 31, 2001.
*** Computed on an annualized basis for periods less than one year.
  + Total Return includes deductions for management and other fund expenses;
    excludes deductions for sales loads and account fees, not annualized for periods less than one year.

    The Accompanying Notes are an Integral Part of the Financial Statements

 Financial Highlights


NORTHWESTERN MUTUAL SERIES FUND, INC.


                                                          FOR THE
                                                        SIX MONTHS ENDED             FOR THE YEAR ENDED DECEMBER 31,
Franklin Templeton International Equity Portfolio         JUNE 30,         ----------------------------------------------------
(For a share outstanding throughout the period)             2002             2001       2000       1999       1998       1997
-------------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period..................      $   1.26       $   1.63   $   1.78   $   1.68   $   1.69       1.56
  Income from Investment Operations:
    Net Investment Income.............................            --           0.02       0.02       0.03       0.05       0.04
    Net Realized and Unrealized Gains on
      Investments.....................................         (0.02)         (0.23)     (0.04)      0.33       0.04       0.15
                                                            --------       --------   --------   --------   --------   --------
      Total from Investment Operations................         (0.02)         (0.21)     (0.02)      0.36       0.09       0.19
                                                            --------       --------   --------   --------   --------   --------
  Less Distributions:
    Distributions from Net Investment Income..........            --          (0.03)     (0.04)     (0.05)     (0.04)     (0.04)
    Distributions from Realized Gains on
      Investments.....................................            --          (0.13)     (0.09)     (0.21)     (0.06)     (0.02)
                                                            --------       --------   --------   --------   --------   --------
      Total Distributions.............................            --          (0.16)     (0.13)     (0.26)     (0.10)     (0.06)
                                                            --------       --------   --------   --------   --------   --------
Net Asset Value, End of Period........................      $   1.24       $   1.26   $   1.63   $   1.78   $   1.68       1.69
                                                            ========       ========   ========   ========   ========   ========
Total Return+.........................................         0.26%        (14.00%)    (0.79%)    22.88%      4.82%     12.28%
                                                            ========       ========   ========   ========   ========   ========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)..............      $701,119       $716,413   $809,617   $772,170   $671,106   $659,850
                                                            ========       ========   ========   ========   ========   ========
Ratio of Expenses to Average Net Assets***............         0.73%          0.74%      0.73%      0.74%      0.76%      0.77%
                                                            ========       ========   ========   ========   ========   ========
Ratio of Net Investment Income to Average Net
  Assets***...........................................         2.37%          1.99%      1.77%      2.62%      3.38%      2.75%
                                                            ========       ========   ========   ========   ========   ========
Portfolio Turnover Rate...............................        14.83%         34.52%     26.95%     38.37%     30.41%     16.74%
                                                            ========       ========   ========   ========   ========   ========


                                                                                                       FOR THE PERIOD
                                                                FOR THE          FOR THE YEAR ENDED    APRIL 30, 1999*
                                                              SIX MONTHS ENDED      DECEMBER 31,         THROUGH
Index 400 Stock Portfolio                                       JUNE 30,         -------------------   DECEMBER 31,
(For a share outstanding throughout the period)                   2002             2001       2000        1999
----------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period........................      $   1.12       $   1.14   $   1.11       $  1.00
  Income from Investment Operations:
    Net Investment Income...................................            --             --       0.01          0.01
    Net Realized and Unrealized Gains (Losses) on
      Investments...........................................         (0.03)         (0.01)      0.17          0.12
                                                                  --------       --------   --------       -------
      Total from Investment Operations......................         (0.03)         (0.01)      0.18          0.13
                                                                  --------       --------   --------       -------
  Less Distributions:
    Distributions from Net Investment Income................         (0.01)            --      (0.02)        (0.01)
    Distributions from Realized Gains on Investments........            --          (0.01)     (0.13)        (0.01)
                                                                  --------       --------   --------       -------
      Total Distributions...................................         (0.01)         (0.01)     (0.15)        (0.02)
                                                                  --------       --------   --------       -------
Net Asset Value, End of Period..............................      $   1.08       $   1.12   $   1.14       $  1.11
                                                                  ========       ========   ========       =======
Total Return+...............................................        (3.41%)        (0.65%)    17.21%        12.83%
                                                                  ========       ========   ========       =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)....................      $242,884       $210,734   $137,616       $59,644
                                                                  ========       ========   ========       =======
Ratio of Gross Expenses to Average Net Assets***............         0.29%          0.31%      0.32%         0.46%
                                                                  ========       ========   ========       =======
Ratio of Net Expenses to Average Net Assets***..............         0.29%          0.31%      0.32%         0.35%
                                                                  ========       ========   ========       =======
Ratio of Net Investment Income to Average Net Assets***.....         0.79%          1.06%      1.71%         1.69%
                                                                  ========       ========   ========       =======
Portfolio Turnover Rate.....................................         6.27%         19.06%     54.60%        26.51%
                                                                  ========       ========   ========       =======

  * Portfolio commenced operations April 30, 1999.
*** Computed on an annualized basis for periods less than one year.
  + Total Return includes deductions for management and other fund expenses;
    excludes deductions for sales loads and account fees, not annualized for periods less than one year.

    The Accompanying Notes are an Integral Part of the Financial Statements

 Financial Highlights




NORTHWESTERN MUTUAL SERIES FUND, INC.



                                                         FOR THE
                                                       SIX MONTHS ENDED             FOR THE YEAR ENDED DECEMBER 31,
Growth Stock Portfolio                                   JUNE 30,         ----------------------------------------------------
(For a share outstanding throughout the period)            2002             2001       2000       1999       1998       1997
------------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period.................      $   2.03       $   2.47   $   2.66   $   2.25   $   1.81   $   1.46
  Income from Investment Operations:
    Net Investment Income............................          0.01           0.02       0.03       0.03       0.02       0.02
    Net Realized and Unrealized Gains (Losses) on
      Investments....................................         (0.22)         (0.36)     (0.09)      0.47       0.46       0.42
                                                           --------       --------   --------   --------   --------   --------
      Total from Investment Operations...............         (0.21)         (0.34)     (0.06)      0.50       0.48       0.44
                                                           --------       --------   --------   --------   --------   --------
  Less Distributions:
    Distributions from Net Investment Income.........         (0.02)         (0.02)     (0.02)     (0.03)     (0.02)     (0.02)
    Distributions from Realized Gains on
      Investments....................................            --          (0.08)     (0.11)     (0.06)     (0.02)     (0.07)
                                                           --------       --------   --------   --------   --------   --------
      Total Distributions............................         (0.02)         (0.10)     (0.13)     (0.09)     (0.04)     (0.09)
                                                           --------       --------   --------   --------   --------   --------
Net Asset Value, End of Period.......................      $   1.80       $   2.03   $   2.47   $   2.66   $   2.25   $   1.81
                                                           ========       ========   ========   ========   ========   ========
Total Return+........................................       (10.41%)       (14.22%)    (2.49%)    22.50%     26.69%     29.85%
                                                           ========       ========   ========   ========   ========   ========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands).............      $631,237       $696,578   $770,816   $676,134   $421,282   $243,071
                                                           ========       ========   ========   ========   ========   ========
Ratio of Expenses to Average Net Assets***...........         0.42%          0.43%      0.43%      0.43%      0.46%      0.49%
                                                           ========       ========   ========   ========   ========   ========
Ratio of Net Investment Income to Average Net
  Assets***..........................................         0.71%          1.01%      1.12%      1.22%      1.10%      1.24%
                                                           ========       ========   ========   ========   ========   ========
Portfolio Turnover Rate..............................        16.02%         27.98%     28.01%     27.26%     21.64%     33.20%
                                                           ========       ========   ========   ========   ========   ========


                                                          FOR THE
                                                        SIX MONTHS ENDED             FOR THE YEAR ENDED DECEMBER 31,
J.P. Morgan Growth and Income Portfolio                   JUNE 30,         ----------------------------------------------------
(For a share outstanding throughout the period              2002             2001       2000       1999       1998       1997
-------------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period..................      $   1.22       $   1.37   $   1.56   $   1.62   $   1.33   $   1.32
  Income from Investment Operations:
    Net Investment Income.............................            --           0.01       0.01       0.01       0.01       0.01
    Net Realized and Unrealized Gains (Losses)
      on Investments..................................         (0.22)         (0.11)     (0.11)      0.12       0.29       0.37
                                                            --------       --------   --------   --------   --------   --------
      Total from Investment Operations................         (0.22)         (0.10)     (0.10)      0.13       0.30       0.38
                                                            --------       --------   --------   --------   --------   --------
  Less Distributions:
    Distributions from Net Investment Income..........         (0.01)         (0.01)     (0.01)        --      (0.01)     (0.01)
    Distributions from Realized Gains on
      Investments.....................................            --          (0.04)     (0.08)     (0.19)        --      (0.36)
                                                            --------       --------   --------   --------   --------   --------
      Total Distributions.............................         (0.01)         (0.05)     (0.09)     (0.19)     (0.01)     (0.37)
                                                            --------       --------   --------   --------   --------   --------
Net Asset Value, End of Period........................      $   0.99       $   1.22   $   1.37   $   1.56   $   1.62   $   1.33
                                                            ========       ========   ========   ========   ========   ========
Total Return+.........................................       (18.35%)        (7.77%)    (6.97%)     7.47%     23.14%     30.03%
                                                            ========       ========   ========   ========   ========   ========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)..............      $440,795       $548,672   $579,981   $661,552   $570,970   $371,935
                                                            ========       ========   ========   ========   ========   ========
Ratio of Expenses to Average Net Assets***............         0.58%          0.58%      0.57%      0.57%      0.58%      0.60%
                                                            ========       ========   ========   ========   ========   ========
Ratio of Net Investment Income to Average Net
  Assets***...........................................         0.77%          0.75%      0.68%      0.80%      1.00%      1.04%
                                                            ========       ========   ========   ========   ========   ========
Portfolio Turnover Rate...............................        15.34%         44.37%     47.67%    106.93%    160.40%    144.52%
                                                            ========       ========   ========   ========   ========   ========

  + Total Return includes deductions for management and other fund expenses;
    excludes deductions for sales loads and account fees, not annualized for periods less than one year.
*** Computed on an annualized basis for periods less than one year.

    The Accompanying Notes are an Integral Part of the Financial Statements

 Financial Highlights




NORTHWESTERN MUTUAL SERIES FUND, INC.


                                                                             FOR THE PERIOD
                                                              FOR THE SIX    JULY 31, 2001**
                                                              MONTHS ENDED     THROUGH
Capital Guardian Domestic Equity Portfolio                    JUNE 30,       DECEMBER 31,
(For a share outstanding throughout the period)                 2002            2001
--------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period........................    $  0.97          $  1.00
  Income from Investment Operations:
    Net Investment Income...................................         --               --
    Net Realized and Unrealized Gains (Losses) on
     Investments............................................      (0.10)           (0.03)
                                                                -------          -------
      Total from Investment Operations......................      (0.10)           (0.03)
                                                                -------          -------
  Less Distributions:
    Distributions from Net Investment Income................         --               --
    Distributions from Realized Gains on Investments........         --               --
                                                                -------          -------
      Total Distributions...................................         --               --
                                                                -------          -------
Net Asset Value, End of Period..............................    $  0.87          $  0.97
                                                                =======          =======
Total Return+...............................................    (10.37%)          (2.19%)
                                                                =======          =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)....................    $61,397          $40,722
                                                                =======          =======
Ratio of Gross Expenses to Average Net Assets***............      0.76%            0.90%
                                                                =======          =======
Ratio of Expenses to Average Net Assets***..................      0.75%            0.75%
                                                                =======          =======
Ratio of Net Investment Income (Loss) to Average Net
  Assets***.................................................      1.12%            1.32%
                                                                =======          =======
Portfolio Turnover Rate.....................................     13.69%           18.98%
                                                                =======          =======


                                                    FOR THE SIX
                                                    MONTHS ENDED                  FOR THE YEAR ENDED DECEMBER 31,
Index 500 Portfolio                                  JUNE 30,      --------------------------------------------------------------
(For a share outstanding throughout the period)        2002           2001         2000         1999         1998         1997
---------------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period..............   $     2.87    $     3.41   $     3.89   $     3.29   $     2.64   $     2.06
  Income from Investment Operations:
    Net Investment Income.........................         0.02          0.03         0.04         0.04         0.04         0.04
    Net Realized and Unrealized Gains (Losses) on
      Investments.................................        (0.39)        (0.43)       (0.37)        0.64         0.71         0.62
                                                     ----------    ----------   ----------   ----------   ----------   ----------
      Total from Investment Operations............        (0.37)        (0.40)       (0.33)        0.68         0.75         0.66
                                                     ----------    ----------   ----------   ----------   ----------   ----------
  Less Distributions:
    Distributions from Net Investment Income......        (0.03)        (0.04)       (0.04)       (0.03)       (0.04)       (0.04)
    Distributions from Realized Gains on
      Investments.................................        (0.06)        (0.10)       (0.11)       (0.05)       (0.06)       (0.04)
                                                     ----------    ----------   ----------   ----------   ----------   ----------
      Total Distributions.........................        (0.09)        (0.14)       (0.15)       (0.08)       (0.10)       (0.08)
                                                     ----------    ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of Period....................   $     2.41    $     2.87   $     3.41   $     3.89   $     3.29   $     2.64
                                                     ==========    ==========   ==========   ==========   ==========   ==========
Total Return+.....................................      (13.22%)      (11.88%)      (8.75%)      20.91%       28.72%       33.20%
                                                     ==========    ==========   ==========   ==========   ==========   ==========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)..........   $1,574,614    $1,821,875   $2,072,937   $2,271,956   $1,690,680   $1,152,857
                                                     ==========    ==========   ==========   ==========   ==========   ==========
Ratio of Expenses to Average Net Assets***........        0.20%         0.21%        0.20%        0.20%        0.21%        0.21%
                                                     ==========    ==========   ==========   ==========   ==========   ==========
Ratio of Net Investment Income to Average Net
  Assets***.......................................        1.24%         1.13%        1.08%        1.16%        1.40%        1.86%
                                                     ==========    ==========   ==========   ==========   ==========   ==========
Portfolio Turnover Rate...........................        1.14%         2.92%        6.47%        5.65%        3.03%        3.15%
                                                     ==========    ==========   ==========   ==========   ==========   ==========

 ** Portfolio commenced operations July 31, 2001.
*** Computed on an annualized basis for periods less than one year.
  + Total Return includes deductions for management and other fund expenses;
    excludes deductions for sales loads and account fees, not annualized for periods less than one year.

    The Accompanying Notes are an Integral Part of the Financial Statements

 Financial Highlights




NORTHWESTERN MUTUAL SERIES FUND, INC.


                                                                             FOR THE PERIOD
                                                              FOR THE SIX    JULY 31, 2001**
                                                              MONTHS ENDED     THROUGH
Asset Allocation Portfolio                                    JUNE 30,       DECEMBER 31,
(For a share outstanding throughout the period)                 2002            2001
--------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period........................    $  0.97          $  1.00
  Income from Investment Operations:
    Net Investment Income...................................       0.01             0.01
    Net Realized and Unrealized Gains (Losses) on
     Investments............................................      (0.05)           (0.03)
                                                                -------          -------
      Total from Investment Operations......................      (0.04)           (0.02)
                                                                -------          -------
  Less Distributions:
    Distributions from Net Investment Income................         --            (0.01)
    Distributions from Realized Gains on Investments........         --               --
                                                                -------          -------
      Total Distributions...................................         --            (0.01)
                                                                -------          -------
Net Asset Value, End of Period..............................    $  0.93          $  0.97
                                                                =======          =======
Total Return+...............................................     (4.83%)          (2.10%)
                                                                =======          =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)....................    $66,238          $40,116
                                                                =======          =======
Ratio of Gross Expenses to Average Net Assets***............      0.98%            0.92%
                                                                =======          =======
Ratio of Expenses to Average Net Assets***..................      0.75%            0.75%
                                                                =======          =======
Ratio of Net Investment Income (Loss) to Average Net
  Assets***.................................................      2.11%           (2.19%)
                                                                =======          =======
Portfolio Turnover Rate.....................................     67.84%           55.88%
                                                                =======          =======


                                                    FOR THE SIX
                                                    MONTHS ENDED                  FOR THE YEAR ENDED DECEMBER 31,
Balanced Portfolio                                   JUNE 30,      --------------------------------------------------------------
(For a share outstanding throughout the period)        2002           2001         2000         1999         1998         1997
---------------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period..............   $     1.82    $     2.03   $     2.22   $     2.22   $     1.99   $     1.72
  Income from Investment Operations:
    Net Investment Income.........................         0.03          0.08         0.08         0.07         0.07         0.07
    Net Realized and Unrealized Gains (Losses) on
      Investments.................................        (0.13)        (0.13)       (0.09)        0.17         0.29         0.28
                                                     ----------    ----------   ----------   ----------   ----------   ----------
      Total from Investment Operations............        (0.10)        (0.05)       (0.01)        0.24         0.36         0.35
                                                     ----------    ----------   ----------   ----------   ----------   ----------
  Less Distributions:
    Distributions from Net Investment Income......        (0.06)        (0.08)       (0.07)       (0.07)       (0.07)       (0.06)
    Distributions from Realized Gains on
      Investments.................................           --         (0.08)       (0.11)       (0.17)       (0.06)       (0.02)
                                                     ----------    ----------   ----------   ----------   ----------   ----------
      Total Distributions.........................        (0.06)        (0.16)       (0.18)       (0.24)       (0.13)       (0.08)
                                                     ----------    ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of Period....................   $     1.66    $     1.82   $     2.03   $     2.22   $     2.22   $     1.99
                                                     ==========    ==========   ==========   ==========   ==========   ==========
Total Return+.....................................       (5.26%)       (3.15%)      (0.17%)      11.18%       18.88%       21.52%
                                                     ==========    ==========   ==========   ==========   ==========   ==========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)..........   $2,785,520    $3,011,137   $3,253,199   $3,557,900   $3,282,071   $2,788,494
                                                     ==========    ==========   ==========   ==========   ==========   ==========
Ratio of Expenses to Average Net Assets***........        0.30%         0.30%        0.30%        0.30%        0.30%        0.30%
                                                     ==========    ==========   ==========   ==========   ==========   ==========
Ratio of Net Investment Income to Average Net
  Assets***.......................................        3.08%         3.75%        3.47%        3.36%        3.48%        3.70%
                                                     ==========    ==========   ==========   ==========   ==========   ==========
Portfolio Turnover Rate...........................       29.42%        50.37%       24.36%       27.16%       44.18%       29.94%
                                                     ==========    ==========   ==========   ==========   ==========   ==========

 ** Portfolio commenced operations July 31, 2001.
*** Computed on an annualized basis for periods less than one year.
  + Total Return includes deductions for management and other fund expenses;
    excludes deductions for sales loads and account fees, not annualized for periods less than one year.

    The Accompanying Notes are an Integral Part of the Financial Statements

 Financial Highlights


NORTHWESTERN MUTUAL SERIES FUND, INC.



                                                         FOR THE
                                                       SIX MONTHS ENDED             FOR THE YEAR ENDED DECEMBER 31,
High Yield Portfolio                                     JUNE 30,         ----------------------------------------------------
(For a share outstanding throughout the period)            2002             2001       2000       1999       1998       1997
------------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period.................      $   0.65       $   0.69   $   0.82   $   0.94   $   1.06   $   1.10
  Income from Investment Operations:
    Net Investment Income............................          0.03           0.08       0.09       0.11       0.10       0.11
    Net Realized and Unrealized Losses on
      Investments....................................         (0.06)         (0.04)     (0.13)     (0.12)     (0.12)      0.06
                                                           --------       --------   --------   --------   --------   --------
      Total from Investment Operations...............         (0.03)          0.04      (0.04)     (0.01)     (0.02)      0.17
                                                           --------       --------   --------   --------   --------   --------
  Less Distributions:
    Distributions from Net Investment Income.........            --          (0.08)     (0.09)     (0.11)     (0.10)     (0.14)
    Distributions from Realized Gains on
      Investments....................................            --             --         --         --         --      (0.07)
                                                           --------       --------   --------   --------   --------   --------
      Total Distributions............................            --          (0.08)     (0.09)     (0.11)     (0.10)     (0.21)
                                                           --------       --------   --------   --------   --------   --------
Net Asset Value, End of Period.......................      $   0.62       $   0.65   $   0.69   $   0.82   $   0.94   $   1.06
                                                           ========       ========   ========   ========   ========   ========
Total Return+........................................        (4.39%)         5.03%     (4.60%)    (0.44%)    (1.84%)    15.85%
                                                           ========       ========   ========   ========   ========   ========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands).............      $141,480       $147,670   $138,207   $161,424   $184,782   $153,038
                                                           ========       ========   ========   ========   ========   ========
Ratio of Expenses to Average Net Assets***...........         0.52%          0.53%      0.53%      0.50%      0.50%      0.55%
                                                           ========       ========   ========   ========   ========   ========
Ratio of Net Expenses to Average Net Assets***.......         0.52%          0.53%      0.52%      0.50%      0.50%      0.55%
                                                           ========       ========   ========   ========   ========   ========
Ratio of Net Investment Income to Average Net
  Assets***..........................................         9.71%         10.48%     10.90%     11.15%     10.85%      9.95%
                                                           ========       ========   ========   ========   ========   ========
Portfolio Turnover Rate..............................        56.94%         96.41%    124.91%    139.87%    153.71%    129.49%
                                                           ========       ========   ========   ========   ========   ========


                                                          For the
                                                        Six Months Ended             FOR THE YEAR ENDED DECEMBER 31,
Select Bond Portfolio                                     June 30,         ----------------------------------------------------
(For a share outstanding throughout the period)             2002             2001       2000       1999       1998       1997
-------------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period..................      $   1.20       $   1.16   $   1.13   $   1.25   $   1.26   $   1.22
  Income from Investment Operations:
    Net Investment Income.............................          0.03           0.06       0.08       0.08       0.08       0.08
    Net Realized and Unrealized Gains (Losses)
      on Investments..................................          0.02           0.05       0.03      (0.09)        --       0.04
                                                            --------       --------   --------   --------   --------   --------
      Total from Investment Operations................          0.05           0.11       0.11      (0.01)      0.08       0.12
                                                            --------       --------   --------   --------   --------   --------
  Less Distributions:
    Distributions from Net Investment Income..........         (0.06)         (0.07)     (0.08)     (0.08)     (0.08)     (0.08)
    Distributions from Realized Gains on
      Investments.....................................         (0.01)            --         --      (0.03)     (0.01)        --
                                                            --------       --------   --------   --------   --------   --------
      Total Distributions.............................         (0.07)         (0.07)     (0.08)     (0.11)     (0.09)     (0.08)
                                                            --------       --------   --------   --------   --------   --------
Net Asset Value, End of Period........................      $   1.18       $   1.20   $   1.16   $   1.13   $   1.25   $   1.26
                                                            ========       ========   ========   ========   ========   ========
Total Return+.........................................         4.33%         10.37%     10.21%     (1.00%)     7.07%      9.46%
                                                            ========       ========   ========   ========   ========   ========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)..............      $455,187       $405,406   $291,678   $286,493   $298,034   $244,835
                                                            ========       ========   ========   ========   ========   ========
Ratio of Expenses to Average Net Assets***............         0.30%          0.30%      0.30%      0.30%      0.30%      0.30%
                                                            ========       ========   ========   ========   ========   ========
Ratio of Net Investment Income to Average Net
  Assets***...........................................         5.38%          6.15%      6.84%      6.56%      6.87%      7.03%
                                                            ========       ========   ========   ========   ========   ========
Portfolio Turnover Rate...............................        70.53%        151.27%    139.89%     76.65%    161.79%    184.93%
                                                            ========       ========   ========   ========   ========   ========

+ Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.
*** Computed on an annualized basis for periods less than one year.

    The Accompanying Notes are an Integral Part of the Financial Statements

 Financial Highlights




NORTHWESTERN MUTUAL SERIES FUND, INC.


                                                           FOR THE SIX
                                                           MONTHS ENDED             FOR THE YEAR ENDED DECEMBER 31,
Money Market Portfolio                                      JUNE 30,      ----------------------------------------------------
(For a share outstanding throughout the period)               2002          2001       2000       1999       1998       1997
------------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period.....................    $   1.00     $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
  Income from Investment Operations:
    Net Investment Income................................        0.01         0.04       0.06       0.05       0.05       0.05
    Net Realized and Unrealized Gains on Investments.....          --           --         --         --         --         --
                                                             --------     --------   --------   --------   --------   --------
      Total from Investment Operations...................        0.01         0.04       0.06       0.05       0.05       0.05
                                                             --------     --------   --------   --------   --------   --------
  Less Distributions:
    Distributions from Net Investment Income.............       (0.01)       (0.04)     (0.06)     (0.05)     (0.05)     (0.05)
    Distributions from Realized Gains on Investments.....          --           --         --         --         --         --
                                                             --------     --------   --------   --------   --------   --------
      Total Distributions................................       (0.01)       (0.04)     (0.06)     (0.05)     (0.05)     (0.05)
                                                             --------     --------   --------   --------   --------   --------
Net Asset Value, End of Period...........................    $   1.00     $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                             ========     ========   ========   ========   ========   ========
Total Return+............................................       0.85%        3.91%      6.28%      5.10%      5.43%      5.47%
                                                             ========     ========   ========   ========   ========   ========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands).................    $444,997     $458,689   $384,455   $404,284   $291,464   $194,470
                                                             ========     ========   ========   ========   ========   ========
Ratio of Expenses to Average Net Assets***...............       0.30%        0.30%      0.30%      0.30%      0.30%      0.30%
                                                             ========     ========   ========   ========   ========   ========
Ratio of Net Investment Income to Average Net
  Assets***..............................................       1.71%        3.76%      6.08%      4.99%      5.26%      5.33%
                                                             ========     ========   ========   ========   ========   ========

  + Total Return includes deductions for management and other fund expenses;
    excludes deductions for sales loads and account fees, not annualized for periods less than one year.
*** Computed on an annualized basis for periods less than one year.

    The Accompanying Notes are an Integral Part of the Financial Statements

 Notes to Financial Statements

NORTHWESTERN MUTUAL SERIES FUND, INC.
Notes to Financial Statements
June 30, 2002

NOTE 1 -- Northwestern Mutual Series Fund, Inc. (the "Series Fund"), is registered as a diversified open-end investment company under the Investment Company Act of 1940. The Series Fund consists of the Small Cap Growth Stock Portfolio, T. Rowe Price Small Cap Value Portfolio, Aggressive Growth Stock Portfolio, International Growth Stock Portfolio, Franklin Templeton International Equity Portfolio, Index 400 Stock Portfolio, Growth Stock Portfolio, J.P. Morgan Select Growth & Income Stock Portfolio, Capital Guardian Domestic Equity Portfolio, Index 500 Stock Portfolio, Asset Allocation Portfolio, Balanced Portfolio, High Yield Bond Portfolio, Select Bond Portfolio and the Money Market Portfolio (the "Portfolios"). Shares are presently offered only to The Northwestern Mutual Life Insurance Company ("Northwestern Mutual") and its segregated asset accounts.

On July 31, 2001, four new portfolios commenced operations in the Series Fund:
T. Rowe Price Small Cap Value Portfolio, International Growth Stock Portfolio, Capital Guardian Domestic Equity Portfolio and the Asset Allocation Portfolio. These four new portfolios were each organized with 2,000,000,000 authorized shares of Common Stock. Par value is $.01 per share. Northwestern Mutual purchased 25,010,000 shares of each of the International Growth Stock, Capital Guardian Domestic Equity, and the Asset Allocation Portfolios at $1.00 per share and 5,010,000 shares of the T. Rowe Price Small Cap Value Portfolio at $1.00 per share.

NOTE 2 -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Principal accounting policies are summarized below.

NOTE 3 -- Stocks listed on a national or foreign stock exchange are valued at the final sale price, or final bid price in absence of a sale. Stocks not listed on a national or foreign stock exchange are valued at the closing bid price on the over-the-counter market. Bonds are valued on the basis of prices furnished by a service which determines prices for normal institutional size trading units of bonds. Money market investments, other than in the Money Market Portfolio, with maturities exceeding sixty days but generally not exceeding one year are valued by marking to market on the basis of an average of the most recent bid prices or yields. Money market investments with maturities of sixty days or less and all securities in the Money Market Portfolio are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market. When quotations are not readily available, securities are valued at fair value determined by procedures approved by the Board of Directors.

NOTE 4 -- Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated in U.S. dollar amounts on the respective dates of such transactions. When the International Growth Stock Portfolio, Franklin Templeton International Equity Portfolio, Asset Allocation Portfolio, Balanced Portfolio and Select Bond Portfolio purchases or sells a foreign security they may enter into a foreign exchange currency contract to minimize market risk for the trade date to the settlement date of such transaction. Such foreign exchange currency contracts are marked to market daily.

The Portfolios may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts valued at the contractual forward rate are marked to market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying instruments and from the possible inability of counterparties to meet the terms of their contracts.

The International Growth Stock Portfolio, Franklin Templeton International Equity Portfolio, Asset Allocation Portfolio, Balanced Portfolio and Select Bond Portfolio do not separately report the results of operations due to changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized or unrealized gain or loss from investments.

 Notes to Financial Statements




Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and the settlement date on security transactions, the differences between the amounts of dividends and foreign withholding taxes recorded on the portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid.

NOTE 5 -- The Small Cap Growth Stock, Aggressive Growth Stock, Index 400 Stock, Growth Stock, Index 500 Stock, Asset Allocation, Balanced and Select Bond Portfolios invest in futures contracts as an alternative to investing in individual securities. The Small Cap Growth Stock, Aggressive Growth Stock, Index 400 Stock, Growth Stock, Index 500 Stock, Asset Allocation, Balanced and Select Bond Portfolios could be exposed to market risk due to changes in the value of the underlying securities or due to an illiquid secondary market. Futures contracts are marked to market daily based upon quoted settlement prices. The Portfolios receive from or pay to brokers an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the "variation margin," are recorded by the Portfolios as unrealized gains or losses. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

 ...............................................................................

NOTE 6 -- Interest income and discounts earned are recorded daily on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as information from foreign issues is available. Where applicable, dividends are recorded net of foreign dividend tax. Discounts and premiums on securities purchased are amortized over the life of the respective securities using the effective interest method. Securities transactions are accounted for on trade date. The basis for determining cost on sale of securities is identified cost. For the period ended June 30, 2002, transactions in securities other than money market investments were:

                                                                               U.S.                         U.S. GOVT.
                                                                  TOTAL        GOVT.      TOTAL SECURITY     SECURITY
                                                                SECURITY     SECURITY         SALES/          SALES/
PORTFOLIOS                                                      PURCHASES    PURCHASES      MATURITIES      MATURITIES
----------                                                      ---------    ---------    --------------    ----------
                                                                                (AMOUNTS IN THOUSANDS)
Small Cap Growth Stock......................................    $101,251                    $   64,648
T. Rowe Price SmallCap Value................................      43,591                         9,061
Aggressive Growth Stock.....................................     293,646                       430,866
International Growth Stock Portfolio........................      29,434                        22,414
Franklin Templeton International Equity.....................     299,921                       324,409
Index 400 Stock.............................................      60,803                        13,014
Growth Stock................................................     156,683                       116,105
J.P. Morgan Select Growth & Income Stock....................      78,381                       100,095
Capital Guardian Domestic Equity Portfolio..................      34,265                         7,509
Index 500 Stock.............................................      35,400                        26,748
Asset Allocation Portfolio..................................      28,356     $ 17,395           54,299       $ 20,068
Balanced....................................................     730,832      533,871          846,185        596,985
High Yield Bond.............................................      82,604                        80,849
Select Bond.................................................     325,861      236,810          259,019        152,034

 ...............................................................................

NOTE 7 -- The Series Fund and its Portfolios are parties to annually renewable contracts pursuant to which each Portfolio pays a charge for investment management and administrative services. Each Portfolio pays at an annual rate based on the average daily net asset values of each Portfolio. For the T. Rowe Price Small Cap Value Portfolio the rate is .85%, for the Index 500 Stock Portfolio the rate is .20%, for the Index 400 Stock Portfolio the rate is .25%, and for the Balanced, Select Bond and Money Market Portfolios the rate is .30%. For the other Portfolios the rate for the investment advisory

 Notes to Financial Statements


fee is graded by the asset size of the Portfolio according to the following schedule:

                                     FIRST      NEXT
                                      $50        $50
PORTFOLIOS                          MILLION    MILLION    EXCESS
----------                          -------    -------    ------
Small Cap Growth Stock..........     .80%       .65%       .50%
Aggressive Growth Stock.........     .80%       .65%       .50%
Franklin Templeton International
  Equity........................     .85%       .65%       .65%
Growth Stock....................     .60%       .50%       .40%
J.P. Morgan Select Growth &
  Income Stock..................     .70%       .60%       .55%
High Yield Bond.................     .60%       .50%       .40%

                                     FIRST      NEXT
                                     $100       $150
PORTFOLIOS                          MILLION    MILLION    EXCESS
----------                          -------    -------    ------
Capital Guardian Domestic
  Equity........................     .65%       .55%       .50%
International Growth Stock......     .75%       .65%       .55%
Asset Allocation................     .60%       .50%       .40%

These amounts are paid to Mason Street Advisors, a wholly owned company of Northwestern Mutual, which is the manager and investment adviser of the Fund. Northwestern Mutual is also a party to the agreement. Other costs for each Portfolio are paid either by the Portfolios, Northwestern Mutual, or Mason Street Advisors depending upon the applicable agreement in place.

The Small Cap Growth Stock Portfolio, T. Rowe Price Small Cap Value Portfolio, Aggressive Growth Stock Portfolio, International Growth Stock Portfolio, Franklin Templeton International Equity Portfolio, Index 400 Stock Portfolio, Growth Stock Portfolio, J.P. Morgan Select Growth & Income Stock Portfolio, Capital Guardian Domestic Equity Portfolio, Index 500 Stock Portfolio, Asset Allocation Portfolio, and High Yield Bond Portfolio pay their own custodian fees. In addition, certain Portfolios pay a portion of their custodian fees indirectly through expense offset arrangements. Custodian fees are reduced for Portfolios that maintain compensating balances in non-interest bearing accounts. The Portfolios could have invested the assets used to pay for the custodian fees, had the assets not been used in the expense offset arrangements. For the period ended June 30, 2002, the amounts paid through expense offset arrangements are $1,969 in the Small Cap Growth Stock Portfolio, $716 in the T. Rowe Price Small Cap Value Portfolio, $2,327 in the Aggressive Growth Stock Portfolio, $1,790 in the Index 400 Stock Portfolio, $1,611 in the Growth Stock Portfolio, $1,253 in the J.P. Morgan Select Growth & Income Stock Portfolio, $358 in the Capital Guardian Domestic Equity Portfolio, $2,148 in the Index 500 Stock Portfolio, $537 in the Asset Allocation Portfolio, and $716 in the High Yield Bond Portfolio.

J.P. Morgan Fleming Asset Management ("J.P. Morgan"), Templeton Investment Counsel, Inc. ("Templeton Counsel"), T. Rowe Price Associates, Inc. ("T. Rowe Price") and Capital Guardian Trust Company ("Capital Guardian") have been retained under an investment subadvisory agreement to provide investment advice and, in general, to conduct the management investment program of the J.P. Morgan Select Growth & Income Stock Portfolio, the Franklin Templeton International Equity Portfolio, the T. Rowe Price Small Cap Value Portfolio and the Capital Guardian Domestic Equity Portfolio, respectively. Mason Street Advisors pays J.P. Morgan .45% on the first $100 million of the combined net assets for all funds managed for Northwestern Mutual by J.P. Morgan, .40% on the next $100 million, .35% on the next $200 million and .30% in excess of $400 million. Mason Street Advisors pays Templeton Counsel .50% on the first $100 million of the combined net assets for all funds managed for Northwestern Mutual by Templeton Counsel and .40% in excess of $100 million. Mason Street Advisors pays T. Rowe Price an annual rate of .60% of the Portfolio's average daily net assets. Mason Street Advisors pays Capital Guardian a flat annual fee of $375,000 on the Portfolio's assets of $100 million or less and .275% on net assets in excess of $100 million.

The Aggressive Growth Stock and Small Cap Growth Stock Portfolios paid commissions on Fund transactions to an affiliated broker in the amounts of $39,600, and $11,428, respectively, for the year ended June 30, 2002.

NOTE 8 -- Each of the Portfolios of the Series Fund has elected to be taxed as a regulated investment company meeting certain requirements under the Internal Revenue Code. Since each expects to distribute all net investment income and net realized capital gains, the Portfolios anticipate incurring no federal income taxes.

Taxable distributions from net investment income and realized capital gains in the Portfolios differ from book amounts earned during the period due to differences in the timing of capital gains recognition and due to the reclassification of certain gains or losses from capital to income. The differences between cost amounts for book purposes and tax purposes are principally due to treatment of deferred losses.

 Notes to Financial Statements




It is the policy of the Portfolios to reclassify the net effect of permanent differences between book and taxable income to capital accounts on the statements of assets and liabilities.

After October 31, 2001, the Aggressive Growth Stock, International Growth Stock, Franklin Templeton International Equity, J.P. Morgan Select Growth & Income Stock, Capital Guardian Domestic Equity, Index 500 Stock and High Yield Bond Portfolios had capital losses in the amounts of $12,647,928, $914,957, $4,193,591, $6,639,459, $117,050, $707,261 and $6,432,818, respectively. The
International Growth Stock and Franklin Templeton International Equity Portfolios had currency losses in the amounts of $16,787 and $23,291, respectively. These amounts are deferred and deemed to have occurred in the next fiscal year. For Federal income tax purposes, the Small Cap Growth Stock, International Growth Stock, Franklin Templeton International Equity, Index 400 Stock, Growth Stock, J.P. Morgan Select Growth & Income Stock, Capital Guardian Domestic Equity, Asset Allocation and Balanced Portfolios also have net realized capital losses of $25,189,147, $162,404, $11,599,888, $2,803,777, $52,222,224,
$18,238,809, $51,512, $144,649 and $4,462,390, respectively, which will be carried forward to offset future net realized gains. The amounts expire in 2009. The High Yield Bond Portfolio has a net realized capital loss of $58,963,786. The amounts expire as follows: $2,661,875 in 2006, $23,977,979 in 2007,
$21,128,704 in 2008 and $11,195,228 in 2009. The Select Bond Portfolio utilized $6,607,991 of prior capital loss carry forwards.
For Federal income tax purposes, net unrealized appreciation (depreciation) on open futures contracts is generally required to be treated as realized gains (losses).

NOTE 9 -- Dividends from net investment income and net realized capital gains are declared each year for the Small Cap Growth Stock, T. Rowe Price Small Cap Value, Aggressive Growth Stock, International Growth Stock, Franklin Templeton International Equity, Index 400 Stock, Growth Stock, J.P. Morgan Select Growth & Income Stock, Capital Guardian Domestic Equity, Index 500 Stock, Asset Allocation, Balanced, High Yield Bond and Select Bond Portfolios and each business day for the Money Market Portfolio.

 ...............................................................................

NOTE 10

DISTRIBUTIONS TO SHAREHOLDERS

When applicable, each of the Portfolios made distributions during the year of ordinary income and long-term capital gains. The tax character of distributions paid for the period ended June 30, 2002 was as follows:

                                                                DISTRIBUTIONS PAID FROM:
                                                                ------------------------
                                                                ORDINARY     LONG-TERM
PORTFOLIO                                                        INCOME     CAPITAL GAIN     TOTAL
---------                                                       --------    ------------     -----
                                                                       (Amounts in thousands)
Small Cap Growth Stock......................................    $    432           --       $    432
T. Rowe Price Small Cap Value...............................          13      $    13             26
Aggressive Growth Stock.....................................       1,101       24,420         25,521
International Growth Stock..................................          --           --             --
Franklin Templeton International Equity.....................      13,714           --         13,714
Index 400 Stock.............................................       1,830           --          1,830
Growth Stock................................................       7,118           --          7,118
J.P. Morgan Select Growth and Income Stock..................       4,121           --          4,121
Capital Guardian Domestic Equity............................          --           --             --
Index 500 Stock.............................................      21,303       35,472         56,775
Asset Allocation............................................           2           --              2
Balanced....................................................     106,128           --        106,128
High Yield Bond.............................................         129           --            129
Select Bond.................................................      21,737        3,098         24,835
Money Market................................................       3,794           --          3,794

 Notes to Financial Statements


As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

                                                                UNDISTRIBUTED    UNDISTRIBUTED       UNREALIZED
                                                                  ORDINARY         LONG-TERM        APPRECIATION
PORTFOLIO                                                          INCOME        GAINS (LOSSES)    (DEPRECIATION)*     TOTAL
---------                                                       -------------    --------------    ---------------     -----
                                                                                    (Amounts in thousands)
Small Cap Growth Stock......................................      $    432          $(25,189)         $ 20,363        $ (4,394)
T. Rowe Price Small Cap Value...............................            17                13             1,139           1,169
Aggressive Growth Stock.....................................         1,101            24,420            19,737          45,258
International Growth Stock..................................            --              (162)           (2,170)         (2,332)
Franklin Templeton International Equity.....................        13,714           (11,600)          (57,362)        (55,248)
Index 400 Stock.............................................         1,833            (2,804)            5,679           4,708
Growth Stock................................................         7,118           (52,222)           87,619          42,515
J.P. Morgan Select Growth and Income Stock..................         4,121           (18,239)          (35,410)        (49,528)
Capital Guardian Domestic Equity............................             2               (52)              140              90
Index 500 Stock.............................................        21,312            35,465           454,593         511,370
Asset Allocation............................................             3              (145)             (152)           (294)
Balanced....................................................       106,136            (4,462)          612,001         713,675
High Yield Bond.............................................           127           (58,964)          (16,002)        (74,839)
Select Bond.................................................        23,230             1,247            (9,046)         15,431
Money Market................................................            --                --                --              --

* Differs from disclosures on Schedules of Investments due primarily to timing of recognition of certain gains and losses for tax purposes.

The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain futures contracts.

 Account B Financial Statements

NML VARIABLE ANNUITY ACCOUNT B
Statement of Assets and Liabilities
June 30, 2002
(in thousands)



 Assets
   Investments at Market Value:
     Northwestern Mutual Series Fund, Inc.
       Small Cap Growth Stock
         97,607 shares (cost $183,647).......................    $  163,295
       T. Rowe Price Small Cap Value
         30,243 shares (cost $32,456)........................        32,965
       Aggressive Growth Stock
         304,798 shares (cost $1,282,294)....................       769,920
       International Growth Stock
         8,617 shares (cost $7,994)..........................         8,040
       Franklin Templeton International Equity
         353,010 shares (cost $467,453)......................       438,791
       Index 400 Stock
         136,530 shares (cost $156,185)......................       146,906
       Growth Stock
         212,326 shares (cost $423,159)......................       381,550
       J.P. Morgan Select Growth and Income Stock
         290,589 shares (cost $413,490)......................       286,811
       Capital Guardian Domestic Equity
         29,853 shares (cost $28,451)........................        26,062
       Index 500 Stock
         405,197 shares (cost $949,277)......................       977,741
       Asset Allocation
         37,708 shares (cost $36,177)........................        34,880
       Balanced
         1,367,674 shares (cost $2,237,206)..................     2,273,075
       High Yield Bond
         162,155 shares (cost $146,471)......................       100,536
       Select Bond
         304,190 shares (cost $357,986)......................       359,856
       Money Market
         299,716 shares (cost $299,716)......................       299,716
     Russell Insurance Funds
       Multi-Style Equity
         6,433 shares (cost $95,075).........................        66,384
       Aggressive Equity
         3,160 shares (cost $38,968).........................        34,631
       Non-U.S.
         4,835 shares (cost $47,769).........................        42,305
       Core Bond
         4,620 shares (cost $46,458).........................        47,359
       Real Estate Securities
         5,357 shares (cost $56,859).........................        62,947    $6,553,770
                                                                 ----------
   Due from Northwestern Mutual Life Insurance Company.......                       3,757
                                                                               ----------
           Total Assets......................................                  $6,557,527
                                                                               ==========

 Liabilities
   Due to Participants.......................................                  $    9,004
   Due to Northwestern Mutual Life Insurance Company.........                       2,792
                                                                               ----------
           Total Liabilities.................................                      11,796
                                                                               ----------

 Equity (Note 8)
   Contracts Issued Prior to December 17, 1981...............                  $   83,030
   Contracts Issued After December 16, 1981 and Prior to
     March 31, 1995..........................................                   3,431,232
   Contracts Issued On or After March 31, 1995:
     Front Load Version......................................                     765,249
     Back Load Version.......................................                   1,645,611
   Contracts Issued On or After March 31, 2000:
     Front Load Version......................................                     260,512
     Back Load Version.......................................                     347,008
   Contracts Issued On or After June 30, 2000:
     Fee-Based Version.......................................                      13,089
                                                                               ----------
           Total Equity......................................                   6,545,731
                                                                               ----------
           Total Liabilities and Equity......................                  $6,557,527
                                                                               ==========

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

NML VARIABLE ANNUITY ACCOUNT B
Statement of Operations
(in thousands)

                                                                                              T. ROWE PRICE
                                                                SMALL CAP GROWTH             SMALL CAP VALUE
                                       COMBINED                  STOCK DIVISION              STOCK DIVISION#
                              --------------------------   --------------------------   --------------------------
                              SIX MONTHS                   SIX MONTHS                   SIX MONTHS
                                 ENDED                        ENDED                        ENDED
                               JUNE 30,      YEAR ENDED     JUNE 30,      YEAR ENDED     JUNE 30,     PERIOD ENDED
                                 2002       DECEMBER 31,      2002       DECEMBER 31,      2002       DECEMBER 31,
                              (UNAUDITED)       2001       (UNAUDITED)       2001       (UNAUDITED)       2001
------------------------------------------------------------------------------------------------------------------

Investment Income
  Dividend Income...........   $ 139,020    $   594,207     $    243       $    15         $   3          $ 21
  Annuity Rate and Expense
    Guarantees..............      37,938         80,553          890         1,659           109            18
                               ---------    -----------     --------       -------         -----          ----
  Net Investment Income
    (Loss)..................     101,082        513,654         (647)       (1,644)         (106)            3
                               ---------    -----------     --------       -------         -----          ----

Realized and Unrealized Gain
(Loss) on Investments
  Realized Gain (Loss) on
    Investments.............     291,825         17,277        8,027         2,512          (167)          (42)
  Unrealized Appreciation
    (Depreciation) of
    Investments During the
    Period..................    (904,163)    (1,250,453)     (19,280)       (8,977)          509           607
                               ---------    -----------     --------       -------         -----          ----
  Net Gain (Loss) on
    Investments.............    (612,338)    (1,233,176)     (11,253)       (6,465)          342           565
                               ---------    -----------     --------       -------         -----          ----
  Increase (Decrease) in
    Equity Derived from
    Investment Activity.....   $(511,256)   $  (719,522)    $(11,900)      $(8,109)        $ 236          $568
                               =========    ===========     ========       =======         =====          ====

                                                                                            FRANKLIN TEMPLETON
                                  AGGRESSIVE GROWTH           INTERNATIONAL GROWTH            INTERNATIONAL
                                    STOCK DIVISION              STOCK DIVISION#              EQUITY DIVISION
                              --------------------------   --------------------------   --------------------------
                              SIX MONTHS                   SIX MONTHS                   SIX MONTHS
                                 ENDED                        ENDED                        ENDED
                               JUNE 30,      YEAR ENDED     JUNE 30,     PERIOD ENDED    JUNE 30,      YEAR ENDED
                                 2002       DECEMBER 31,      2002       DECEMBER 31,      2002       DECEMBER 31,
                              (UNAUDITED)       2001       (UNAUDITED)       2001       (UNAUDITED)       2001
----------------------------  ------------------------------------------------------------------------------------
Investment Income
  Dividend Income...........   $     711     $ 210,063        $ --           $ --         $ 8,803      $  54,787
  Annuity Rate and Expense
    Guarantees..............       4,740        10,758          24              5           2,493          5,500
                               ---------     ---------        ----           ----         -------      ---------
  Net Investment Income
    (Loss)..................      (4,029)      199,305         (24)            (5)          6,310         49,287
                               ---------     ---------        ----           ----         -------      ---------
Realized and Unrealized Gain
(Loss) on Investments
  Realized Gain (Loss) on
    Investments.............      73,720        16,535          64            (11)         (4,177)       (88,618)
  Unrealized Appreciation
    (Depreciation) of
    Investments During the
    Period..................    (149,437)     (456,516)         46              9            (358)       (36,915)
                               ---------     ---------        ----           ----         -------      ---------
  Net Gain (Loss) on
    Investments.............     (75,717)     (439,981)        110             (2)         (4,535)      (125,533)
                               ---------     ---------        ----           ----         -------      ---------
  Increase (Decrease) in
    Equity Derived from
    Investment Activity.....   $ (79,746)    $(240,676)       $ 86           $ (7)        $ 1,775      $ (76,246)
                               =========     =========        ====           ====         =======      =========


                                      INDEX 400
                                    STOCK DIVISION
                              --------------------------
                              SIX MONTHS
                                 ENDED
                               JUNE 30,      YEAR ENDED
                                 2002       DECEMBER 31,
                              (UNAUDITED)       2001
----------------------------  --------------------------
Investment Income
  Dividend Income...........    $ 1,113       $ 1,445
  Annuity Rate and Expense
    Guarantees..............        736         1,160
                                -------       -------
  Net Investment Income
    (Loss)..................        377           285
                                -------       -------
Realized and Unrealized Gain
(Loss) on Investments
  Realized Gain (Loss) on
    Investments.............        717          (403)
  Unrealized Appreciation
    (Depreciation) of
    Investments During the
    Period..................     (7,934)         (950)
                                -------       -------
  Net Gain (Loss) on
    Investments.............     (7,217)       (1,353)
                                -------       -------
  Increase (Decrease) in
    Equity Derived from
    Investment Activity.....    $(6,840)      $(1,068)
                                =======       =======

# The initial investment in this Division was made on July 31, 2001.

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

NML VARIABLE ANNUITY ACCOUNT B
Statement of Operations
(in thousands)

                                                               J.P. MORGAN SELECT            CAPITAL GUARDIAN
                                                               GROWTH AND INCOME                 DOMESTIC
                                GROWTH STOCK DIVISION            STOCK DIVISION              EQUITY DIVISION#
                              --------------------------   --------------------------   --------------------------
                              SIX MONTHS                   SIX MONTHS                   SIX MONTHS
                                 ENDED                        ENDED                        ENDED
                               JUNE 30,      YEAR ENDED     JUNE 30,      YEAR ENDED     JUNE 30,     PERIOD ENDED
                                 2002       DECEMBER 31,      2002       DECEMBER 31,      2002       DECEMBER 31,
(CONTINUED)                   (UNAUDITED)       2001       (UNAUDITED)       2001       (UNAUDITED)       2001
------------------------------------------------------------------------------------------------------------------

Investment Income
  Dividend Income...........   $  4,341      $  20,253      $  2,718       $ 13,670       $    --         $ 41
  Annuity Rate and Expense
    Guarantees..............      2,215          4,938         1,799          4,140            90           19
                               --------      ---------      --------       --------       -------         ----
  Net Investment Income
    (Loss)..................      2,126         15,315           919          9,530           (90)          22
                               --------      ---------      --------       --------       -------         ----

Realized and Unrealized Gain
(Loss) on Investments
  Realized Gain (Loss) on
    Investments.............     25,732          9,862        10,488         (1,780)         (386)         (38)
  Unrealized Appreciation
    (Depreciation) of
    Investments During the
    Period..................    (74,879)      (104,702)      (79,476)       (44,500)       (2,389)         454
                               --------      ---------      --------       --------       -------         ----
  Net Gain (Loss) on
    Investments.............    (49,147)       (94,840)      (68,988)       (46,280)       (2,775)         416
                               --------      ---------      --------       --------       -------         ----
  Increase (Decrease) in
    Equity Derived from
    Investment Activity.....   $(47,021)     $ (79,525)     $(68,069)      $(36,750)      $(2,865)        $438
                               ========      =========      ========       ========       =======         ====


                                      INDEX 500
                                    STOCK DIVISION         ASSET ALLOCATION DIVISION#        BALANCED DIVISION
                              --------------------------   ---------------------------   --------------------------
                              SIX MONTHS                   SIX MONTHS                    SIX MONTHS
                                 ENDED                        ENDED                         ENDED
                               JUNE 30,      YEAR ENDED     JUNE 30,     PERIOD ENDED     JUNE 30,      YEAR ENDED
                                 2002       DECEMBER 31,      2002       DECEMBER 31,       2002       DECEMBER 31,
(CONTINUED)                   (UNAUDITED)       2001       (UNAUDITED)       2001        (UNAUDITED)       2001
----------------------------  -------------------------------------------------------------------------------------
Investment Income
  Dividend Income...........   $  13,368     $  54,726       $     1         $ 88         $  86,544     $ 196,374
  Annuity Rate and Expense
    Guarantees..............       6,014        13,679           114           27            13,770        29,597
                               ---------     ---------       -------         ----         ---------     ---------
  Net Investment Income
    (Loss)..................       7,354        41,047          (113)          61            72,774       166,777
                               ---------     ---------       -------         ----         ---------     ---------
Realized and Unrealized Gain
(Loss) on Investments
  Realized Gain (Loss) on
    Investments.............     121,296        44,447          (232)           7            63,628        51,257
  Unrealized Appreciation
    (Depreciation) of
    Investments During the
    Period..................    (285,774)     (263,595)       (1,296)         326          (277,513)     (332,482)
                               ---------     ---------       -------         ----         ---------     ---------
  Net Gain (Loss) on
    Investments.............    (164,478)     (219,148)       (1,528)         333          (213,885)     (281,225)
                               ---------     ---------       -------         ----         ---------     ---------
  Increase (Decrease) in
    Equity Derived from
    Investment Activity.....   $(157,124)    $(178,101)      $(1,641)        $394         $(141,111)    $(114,448)
                               =========     =========       =======         ====         =========     =========


                               HIGH YIELD BOND DIVISION
                              --------------------------
                              SIX MONTHS
                                 ENDED
                               JUNE 30,      YEAR ENDED
                                 2002       DECEMBER 31,
(CONTINUED)                   (UNAUDITED)       2001
----------------------------  --------------------------
Investment Income
  Dividend Income...........   $     90       $11,007
  Annuity Rate and Expense
    Guarantees..............        533         1,083
                               --------       -------
  Net Investment Income
    (Loss)..................       (443)        9,924
                               --------       -------
Realized and Unrealized Gain
(Loss) on Investments
  Realized Gain (Loss) on
    Investments.............      5,343        (4,735)
  Unrealized Appreciation
    (Depreciation) of
    Investments During the
    Period..................    (10,162)       (1,486)
                               --------       -------
  Net Gain (Loss) on
    Investments.............     (4,819)       (6,221)
                               --------       -------
  Increase (Decrease) in
    Equity Derived from
    Investment Activity.....   $ (5,262)      $ 3,703
                               ========       =======

# The initial investment in this Division was made on July 31, 2001.

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

NML VARIABLE ANNUITY ACCOUNT B
Statement of Operations
(in thousands)

                                                                                           RUSSELL MULTI-STYLE
                                 SELECT BOND DIVISION        MONEY MARKET DIVISION           EQUITY DIVISION
                              --------------------------   --------------------------   --------------------------
                              SIX MONTHS                   SIX MONTHS                   SIX MONTHS
                                 ENDED                        ENDED                        ENDED
                               JUNE 30,      YEAR ENDED     JUNE 30,      YEAR ENDED     JUNE 30,      YEAR ENDED
                                 2002       DECEMBER 31,      2002       DECEMBER 31,      2002       DECEMBER 31,
(CONTINUED)                   (UNAUDITED)       2001       (UNAUDITED)       2001       (UNAUDITED)       2001
------------------------------------------------------------------------------------------------------------------

Investment Income
  Dividend Income...........   $ 17,193       $15,363        $2,540        $10,662       $    203       $  1,667
  Annuity Rate and Expense
    Guarantees..............      1,754         3,003         1,518          2,945            340            688
                               --------       -------        ------        -------       --------       --------
  Net Investment Income
    (Loss)..................     15,439        12,360         1,022          7,717           (137)           979
                               --------       -------        ------        -------       --------       --------

Realized and Unrealized Gain
  (Loss) on Investments
  Realized Gain (Loss) on
    Investments.............    (11,405)          165            --             --          1,210         (1,771)
  Unrealized Appreciation
    (Depreciation) of
    Investments During the
    Period..................      8,514        10,917            --             --        (10,951)       (11,116)
                               --------       -------        ------        -------       --------       --------
  Net Gain (Loss) on
    Investments.............     (2,891)       11,082            --             --         (9,741)       (12,887)
                               --------       -------        ------        -------       --------       --------
  Increase (Decrease) in
    Equity Derived from
    Investment Activity.....   $ 12,548       $23,442        $1,022        $ 7,717       $ (9,878)      $(11,908)
                               ========       =======        ======        =======       ========       ========

                                  RUSSELL AGGRESSIVE              RUSSELL NON-                 RUSSELL CORE
                                   EQUITY DIVISION               U.S. DIVISION                BOND DIVISION
                              --------------------------   --------------------------   --------------------------
                              SIX MONTHS                   SIX MONTHS                   SIX MONTHS
                                 ENDED                        ENDED                        ENDED
                               JUNE 30,      YEAR ENDED     JUNE 30,      YEAR ENDED     JUNE 30,      YEAR ENDED
                                 2002       DECEMBER 31,      2002       DECEMBER 31,      2002       DECEMBER 31,
(CONTINUED)                   (UNAUDITED)       2001       (UNAUDITED)       2001       (UNAUDITED)       2001
----------------------------  ------------------------------------------------------------------------------------
Investment Income
  Dividend Income...........    $    --       $    35        $    --       $    247        $503          $2,030
  Annuity Rate and Expense
    Guarantees..............        170           309            195            404         198             307
                                -------       -------        -------       --------        ----          ------
  Net Investment Income
    (Loss)..................       (170)         (274)          (195)          (157)        305           1,723
                                -------       -------        -------       --------        ----          ------
Realized and Unrealized Gain
  (Loss) on Investments
  Realized Gain (Loss) on
    Investments.............       (108)         (817)        (4,549)        (9,703)        209              76
  Unrealized Appreciation
    (Depreciation) of
    Investments During the
    Period..................     (1,513)          (51)         5,166         (1,315)        325             (60)
                                -------       -------        -------       --------        ----          ------
  Net Gain (Loss) on
    Investments.............     (1,621)         (868)           617        (11,018)        534              16
                                -------       -------        -------       --------        ----          ------
  Increase (Decrease) in
    Equity Derived from
    Investment Activity.....    $(1,791)      $(1,142)       $   422       $(11,175)       $839          $1,739
                                =======       =======        =======       ========        ====          ======

                                 RUSSELL REAL ESTATE
                                 SECURITIES DIVISION
                              --------------------------
                              SIX MONTHS
                                 ENDED
                               JUNE 30,      YEAR ENDED
                                 2002       DECEMBER 31,
(CONTINUED)                   (UNAUDITED)       2001
----------------------------  --------------------------
Investment Income
  Dividend Income...........    $  646         $1,713
  Annuity Rate and Expense
    Guarantees..............       236            314
                                ------         ------
  Net Investment Income
    (Loss)..................       410          1,399
                                ------         ------
Realized and Unrealized Gain
  (Loss) on Investments
  Realized Gain (Loss) on
    Investments.............     2,415            334
  Unrealized Appreciation
    (Depreciation) of
    Investments During the
    Period..................     2,239           (101)
                                ------         ------
  Net Gain (Loss) on
    Investments.............     4,654            233
                                ------         ------
  Increase (Decrease) in
    Equity Derived from
    Investment Activity.....    $5,064         $1,632
                                ======         ======

# The initial investment in this Division was made on July 31, 2001.

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

NML VARIABLE ANNUITY ACCOUNT B
Statement of Changes in Equity
(in thousands)

                                                                                            T. ROWE PRICE
                                                              SMALL CAP GROWTH             SMALL CAP VALUE
                                     COMBINED                  STOCK DIVISION              STOCK DIVISION#
                            --------------------------   --------------------------   --------------------------
                            SIX MONTHS                   SIX MONTHS                   SIX MONTHS
                               ENDED                        ENDED                        ENDED
                             JUNE 30,      YEAR ENDED     JUNE 30,      YEAR ENDED     JUNE 30,     PERIOD ENDED
                               2002       DECEMBER 31,      2002       DECEMBER 31,      2002       DECEMBER 31,
                            (UNAUDITED)       2001       (UNAUDITED)       2001       (UNAUDITED)       2001
----------------------------------------------------------------------------------------------------------------

Operations
  Net Investment Income
    (Loss)................  $   101,082   $   513,654     $   (647)      $ (1,644)     $   (106)      $     3
  Net Realized gain
    (loss)................      291,825        17,277        8,027          2,512          (167)          (42)
  Net Change in Unrealized
    Appreciation
    (Depreciation)........     (904,163)   (1,250,453)     (19,280)        (8,977)          509           607
                            -----------   -----------     --------       --------      --------       -------
  Increase (Decrease) in
    Equity Derived from
    Investment Activity...     (511,256)     (719,522)     (11,900)        (8,109)          236           568
                            -----------   -----------     --------       --------      --------       -------

Equity Transactions
  Contract Owners' Net
    Payments..............      315,005       603,481        9,985         23,860         4,156         1,663
  Annuity Payments........       (6,846)      (14,783)        (166)          (137)          (14)           (4)
  Surrenders and Other
    (net).................     (294,193)     (497,556)      (5,727)        (8,305)         (992)          (92)
  Transfers from Other
    Divisions or
    Sponsor...............    1,847,716     4,543,701       37,263         68,296        31,424         8,475
  Transfers to Other
    Divisions or
    Sponsor...............   (1,862,381)   (4,568,930)     (38,089)       (67,215)      (10,682)       (1,768)
                            -----------   -----------     --------       --------      --------       -------
Increase (Decrease) in
  Equity Derived from
  Equity Transactions.....         (699)       65,913        3,266         16,499        23,892         8,274
                            -----------   -----------     --------       --------      --------       -------
Net Increase (Decrease) in
  Equity..................     (511,955)     (653,609)      (8,634)         8,390        24,128         8,842

Equity
  Beginning of Period.....    7,057,686     7,711,295      172,079        163,689         8,842            --
                            -----------   -----------     --------       --------      --------       -------
  End of Period...........  $ 6,545,731   $ 7,057,686     $163,445       $172,079      $ 32,970       $ 8,842
                            ===========   ===========     ========       ========      ========       =======


                                AGGRESSIVE GROWTH           INTERNATIONAL GROWTH
                                  STOCK DIVISION              STOCK DIVISION#
                            --------------------------   --------------------------
                            SIX MONTHS                   SIX MONTHS
                               ENDED                        ENDED
                             JUNE 30,      YEAR ENDED     JUNE 30,     PERIOD ENDED
                               2002       DECEMBER 31,      2002       DECEMBER 31,
                            (UNAUDITED)       2001       (UNAUDITED)       2001
--------------------------  -------------------------------------------------------
Operations
  Net Investment Income
    (Loss)................   $  (4,029)    $  199,305      $   (24)       $   (5)
  Net Realized gain
    (loss)................      73,720         16,535           64           (11)
  Net Change in Unrealized
    Appreciation
    (Depreciation)........    (149,437)      (456,516)          46             9
                             ---------     ----------      -------        ------
  Increase (Decrease) in
    Equity Derived from
    Investment Activity...     (79,746)      (240,676)          86            (7)
                             ---------     ----------      -------        ------
Equity Transactions
  Contract Owners' Net
    Payments..............      25,297         58,786        1,640           909
  Annuity Payments........        (389)          (836)          (3)           (1)
  Surrenders and Other
    (net).................     (29,234)       (57,595)        (203)           (6)
  Transfers from Other
    Divisions or
    Sponsor...............      44,501        310,337        9,460         2,747
  Transfers to Other
    Divisions or
    Sponsor...............     (67,310)      (345,851)      (5,820)         (747)
                             ---------     ----------      -------        ------
Increase (Decrease) in
  Equity Derived from
  Equity Transactions.....     (27,135)       (35,159)       5,074         2,902
                             ---------     ----------      -------        ------
Net Increase (Decrease) in
  Equity..................    (106,881)      (275,835)       5,160         2,895
Equity
  Beginning of Period.....     876,635      1,152,470        2,895            --
                             ---------     ----------      -------        ------
  End of Period...........   $ 769,754     $  876,635      $ 8,055        $2,895
                             =========     ==========      =======        ======

                                FRANKLIN TEMPLETON
                                  INTERNATIONAL                  INDEX 400
                                 EQUITY DIVISION               STOCK DIVISION
                            --------------------------   --------------------------
                            SIX MONTHS                   SIX MONTHS
                               ENDED                        ENDED
                             JUNE 30,      YEAR ENDED     JUNE 30,      YEAR ENDED
                               2002       DECEMBER 31,      2002       DECEMBER 31,
                            (UNAUDITED)       2001       (UNAUDITED)       2001
--------------------------  -------------------------------------------------------
Operations
  Net Investment Income
    (Loss)................   $   6,310    $    49,287     $    377       $    285
  Net Realized gain
    (loss)................      (4,177)       (88,618)         717           (403)
  Net Change in Unrealized
    Appreciation
    (Depreciation)........        (358)       (36,915)      (7,934)          (950)
                             ---------    -----------     --------       --------
  Increase (Decrease) in
    Equity Derived from
    Investment Activity...       1,775        (76,246)      (6,840)        (1,068)
                             ---------    -----------     --------       --------
Equity Transactions
  Contract Owners' Net
    Payments..............      15,336         33,085       11,986         23,313
  Annuity Payments........        (270)          (659)         (96)          (141)
  Surrenders and Other
    (net).................     (17,693)       (28,964)      (4,487)        (5,581)
  Transfers from Other
    Divisions or
    Sponsor...............     580,491      1,449,456       52,317         67,802
  Transfers to Other
    Divisions or
    Sponsor...............    (607,443)    (1,456,155)     (35,964)       (49,086)
                             ---------    -----------     --------       --------
Increase (Decrease) in
  Equity Derived from
  Equity Transactions.....     (29,579)        (3,237)      23,756         36,307
                             ---------    -----------     --------       --------
Net Increase (Decrease) in
  Equity..................     (27,804)       (79,483)      16,916         35,239
Equity
  Beginning of Period.....     466,059        545,542      130,085         94,846
                             ---------    -----------     --------       --------
  End of Period...........   $ 438,255    $   466,059     $147,001       $130,085
                             =========    ===========     ========       ========

# The initial investment in this Division was made on July 31, 2001.

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

NML VARIABLE ANNUITY ACCOUNT B
Statement of Changes in Equity
(in thousands)

                                                             J.P. MORGAN SELECT            CAPITAL GUARDIAN
                                                             GROWTH AND INCOME                 DOMESTIC
                              GROWTH STOCK DIVISION            STOCK DIVISION              EQUITY DIVISION#
                            --------------------------   --------------------------   --------------------------
                            SIX MONTHS                   SIX MONTHS                   SIX MONTHS
                               ENDED                        ENDED                        ENDED
                             JUNE 30,      YEAR ENDED     JUNE 30,      YEAR ENDED     JUNE 30,     PERIOD ENDED
                               2002       DECEMBER 31,      2002       DECEMBER 31,      2002       DECEMBER 31,
                            (UNAUDITED)       2001       (UNAUDITED)       2001       (UNAUDITED)       2001
----------------------------------------------------------------------------------------------------------------

Operations
  Net Investment Income
    (Loss)................   $  2,126      $  15,315      $    919       $  9,530       $   (90)      $    22
  Net Realized gain
    (loss)................     25,732          9,862        10,488         (1,780)         (386)          (38)
  Net Change in Unrealized
    Appreciation
    (Depreciation)........    (74,879)      (104,702)      (79,476)       (44,500)       (2,389)          454
                             --------      ---------      --------       --------       -------       -------
  Increase (Decrease) in
    Equity Derived from
    Investment Activity...    (47,021)       (79,525)      (68,069)       (36,750)       (2,865)          438
                             --------      ---------      --------       --------       -------       -------

Equity Transactions
  Contract Owners' Net
    Payments..............     19,063         39,745        13,016         29,653         4,925         2,446
  Annuity Payments........       (322)          (725)         (369)          (854)          (21)           (6)
  Surrenders and Other
    (net).................    (15,686)       (27,201)      (13,659)       (23,378)         (941)         (137)
  Transfers from Other
    Divisions or
    Sponsor...............     36,617         61,266        23,033         44,543        21,705         8,678
  Transfers to Other
    Divisions or
    Sponsor...............    (45,693)       (77,560)      (35,349)       (56,217)       (6,941)       (1,220)
                             --------      ---------      --------       --------       -------       -------
Increase (Decrease) in
  Equity Derived from
  Equity Transactions.....     (6,021)        (4,475)      (13,328)        (6,253)       18,727         9,761
                             --------      ---------      --------       --------       -------       -------
Net Increase (Decrease) in
  Equity..................    (53,042)       (84,000)      (81,397)       (43,003)       15,862        10,199

Equity
  Beginning of Period.....    434,198        518,198       368,028        411,031        10,199            --
                             --------      ---------      --------       --------       -------       -------
  End of Period...........   $381,156      $ 434,198      $286,631       $368,028       $26,061       $10,199
                             ========      =========      ========       ========       =======       =======


                                    INDEX 500
                                  STOCK DIVISION         ASSET ALLOCATION DIVISION#       BALANCED DIVISION
                            --------------------------   --------------------------   --------------------------
                            SIX MONTHS                   SIX MONTHS                   SIX MONTHS
                               ENDED                        ENDED                        ENDED
                             JUNE 30,      YEAR ENDED     JUNE 30,     PERIOD ENDED    JUNE 30,      YEAR ENDED
                               2002       DECEMBER 31,      2002       DECEMBER 31,      2002       DECEMBER 31,
                            (UNAUDITED)       2001       (UNAUDITED)       2001       (UNAUDITED)       2001
--------------------------  ------------------------------------------------------------------------------------
Operations
  Net Investment Income
    (Loss)................  $    7,354     $   41,047      $  (113)      $    61      $   72,774     $  166,777
  Net Realized gain
    (loss)................     121,296         44,447         (232)            7          63,628         51,257
  Net Change in Unrealized
    Appreciation
    (Depreciation)........    (285,774)      (263,595)      (1,296)          326        (277,513)      (332,482)
                            ----------     ----------      -------       -------      ----------     ----------
  Increase (Decrease) in
    Equity Derived from
    Investment Activity...    (157,124)      (178,101)      (1,641)          394        (141,111)      (114,448)
                            ----------     ----------      -------       -------      ----------     ----------
Equity Transactions
  Contract Owners' Net
    Payments..............      38,264         77,642        8,482         2,894          74,041        138,706
  Annuity Payments........        (999)        (2,316)         (21)           (5)         (3,352)        (7,407)
  Surrenders and Other
    (net).................     (42,572)       (79,753)        (896)         (137)        (91,535)      (176,153)
  Transfers from Other
    Divisions or
    Sponsor...............      66,670        119,860       20,077        10,138          63,508        128,454
  Transfers to Other
    Divisions or
    Sponsor...............     (86,352)      (162,997)      (3,681)         (723)        (85,235)      (167,464)
                            ----------     ----------      -------       -------      ----------     ----------
Increase (Decrease) in
  Equity Derived from
  Equity Transactions.....     (24,989)       (47,564)      23,961        12,167         (42,573)       (83,864)
                            ----------     ----------      -------       -------      ----------     ----------
Net Increase (Decrease) in
  Equity..................    (182,113)      (225,665)      22,320        12,561        (183,684)      (198,312)
Equity
  Beginning of Period.....   1,158,425      1,384,090       12,561            --       2,453,289      2,651,601
                            ----------     ----------      -------       -------      ----------     ----------
  End of Period...........  $  976,312     $1,158,425      $34,881       $12,561      $2,269,605     $2,453,289
                            ==========     ==========      =======       =======      ==========     ==========


                             HIGH YIELD BOND DIVISION
                            --------------------------
                            SIX MONTHS
                               ENDED
                             JUNE 30,      YEAR ENDED
                               2002       DECEMBER 31,
                            (UNAUDITED)       2001
--------------------------  --------------------------
Operations
  Net Investment Income
    (Loss)................   $   (443)      $  9,924
  Net Realized gain
    (loss)................      5,343         (4,735)
  Net Change in Unrealized
    Appreciation
    (Depreciation)........    (10,162)        (1,486)
                             --------       --------
  Increase (Decrease) in
    Equity Derived from
    Investment Activity...     (5,262)         3,703
                             --------       --------
Equity Transactions
  Contract Owners' Net
    Payments..............      5,464         10,026
  Annuity Payments........       (125)          (252)
  Surrenders and Other
    (net).................     (4,496)        (7,368)
  Transfers from Other
    Divisions or
    Sponsor...............     14,525         28,085
  Transfers to Other
    Divisions or
    Sponsor...............    (13,948)       (26,331)
                             --------       --------
Increase (Decrease) in
  Equity Derived from
  Equity Transactions.....      1,420          4,160
                             --------       --------
Net Increase (Decrease) in
  Equity..................     (3,842)         7,863
Equity
  Beginning of Period.....    104,320         96,457
                             --------       --------
  End of Period...........   $100,478       $104,320
                             ========       ========

# The initial investment in this Division was made on July 31, 2001.

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

NML VARIABLE ANNUITY ACCOUNT B
Statement of Changes in Equity
(in thousands)

                                                                                          RUSSELL MULTI-STYLE
                                SELECT BOND DIVISION        MONEY MARKET DIVISION           EQUITY DIVISION
                             --------------------------   --------------------------   --------------------------
                             SIX MONTHS                   SIX MONTHS                   SIX MONTHS
                                ENDED                        ENDED                        ENDED
                              JUNE 30,      YEAR ENDED     JUNE 30,      YEAR ENDED     JUNE 30,      YEAR ENDED
                                2002       DECEMBER 31,      2002       DECEMBER 31,      2002       DECEMBER 31,
                             (UNAUDITED)       2001       (UNAUDITED)       2001       (UNAUDITED)       2001
-----------------------------------------------------------------------------------------------------------------

Operations
  Net Investment Income
    (Loss).................   $ 15,439       $ 12,360      $   1,022    $     7,717     $   (137)      $    979
  Net Realized gain
    (loss).................    (11,405)           165             --             --        1,210         (1,771)
  Net Change in Unrealized
    Appreciation
    (Depreciation).........      8,514         10,917             --             --      (10,951)       (11,116)
                              --------       --------      ---------    -----------     --------       --------
  Increase (Decrease) in
    Equity Derived from
    Investment Activity....     12,548         23,442          1,022          7,717       (9,878)       (11,908)
                              --------       --------      ---------    -----------     --------       --------

Equity Transactions
  Contract Owners' Net
    Payments...............     22,529         33,345         39,882         84,164        5,440         13,471
  Annuity Payments.........       (340)          (689)          (176)          (338)         (57)          (146)
  Surrenders and Other
    (net)..................    (13,149)       (18,462)       (44,724)       (53,473)      (2,428)        (3,965)
  Transfers from Other
    Divisions or Sponsor...     66,228        113,431        651,615      1,927,581       25,286         43,189
  Transfers to Other
    Divisions or Sponsor...    (48,882)       (63,305)      (657,940)    (1,915,632)     (26,214)       (42,178)
                              --------       --------      ---------    -----------     --------       --------
Increase (Decrease) in
  Equity Derived from
  Equity Transactions......     26,386         64,320        (11,343)        42,302        2,027         10,371
                              --------       --------      ---------    -----------     --------       --------
Net Increase (Decrease) in
  Equity...................     38,934         87,762        (10,321)        50,019       (7,851)        (1,537)

Equity
  Beginning of Period......    320,314        232,552        308,618        258,599       74,209         75,746
                              --------       --------      ---------    -----------     --------       --------
  End of Period............   $359,248       $320,314      $ 298,297    $   308,618     $ 66,358       $ 74,209
                              ========       ========      =========    ===========     ========       ========

                                 RUSSELL AGGRESSIVE              RUSSELL NON-                 RUSSELL CORE
                                  EQUITY DIVISION               U.S. DIVISION                BOND DIVISION
                             --------------------------   --------------------------   --------------------------
                             SIX MONTHS                   SIX MONTHS                   SIX MONTHS
                                ENDED                        ENDED                        ENDED
                              JUNE 30,      YEAR ENDED     JUNE 30,      YEAR ENDED     JUNE 30,      YEAR ENDED
                                2002       DECEMBER 31,      2002       DECEMBER 31,      2002       DECEMBER 31,
                             (UNAUDITED)       2001       (UNAUDITED)       2001       (UNAUDITED)       2001
---------------------------  ------------------------------------------------------------------------------------
Operations
  Net Investment Income
    (Loss).................   $   (170)      $  (274)      $   (195)      $   (157)     $    305       $  1,723
  Net Realized gain
    (loss).................       (108)         (817)        (4,549)        (9,703)          209             76
  Net Change in Unrealized
    Appreciation
    (Depreciation).........     (1,513)          (51)         5,166         (1,315)          325            (60)
                              --------       -------       --------       --------      --------       --------
  Increase (Decrease) in
    Equity Derived from
    Investment Activity....     (1,791)       (1,142)           422        (11,175)          839          1,739
                              --------       -------       --------       --------      --------       --------
Equity Transactions
  Contract Owners' Net
    Payments...............      2,110         4,746          3,016          7,192         4,427          8,916
  Annuity Payments.........        (16)          (42)           (22)           (69)          (52)           (99)
  Surrenders and Other
    (net)..................     (1,170)       (1,447)        (1,533)        (2,158)       (1,765)        (2,503)
  Transfers from Other
    Divisions or Sponsor...     11,604        17,053         39,723         64,926        20,731         34,800
  Transfers to Other
    Divisions or Sponsor...    (10,491)      (17,442)       (39,969)       (65,398)      (18,577)       (27,339)
                              --------       -------       --------       --------      --------       --------
Increase (Decrease) in
  Equity Derived from
  Equity Transactions......      2,037         2,868          1,215          4,493         4,764         13,775
                              --------       -------       --------       --------      --------       --------
Net Increase (Decrease) in
  Equity...................        246         1,726          1,637         (6,682)        5,603         15,514
Equity
  Beginning of Period......     34,389        32,663         40,659         47,341        41,759         26,245
                              --------       -------       --------       --------      --------       --------
  End of Period............   $ 34,635       $34,389       $ 42,296       $ 40,659      $ 47,362       $ 41,759
                              ========       =======       ========       ========      ========       ========

                                RUSSELL REAL ESTATE
                                SECURITIES DIVISION
                             --------------------------
                             SIX MONTHS
                                ENDED
                              JUNE 30,      YEAR ENDED
                                2002       DECEMBER 31,
                             (UNAUDITED)       2001
---------------------------  --------------------------
Operations
  Net Investment Income
    (Loss).................   $    410       $  1,399
  Net Realized gain
    (loss).................      2,415            334
  Net Change in Unrealized
    Appreciation
    (Depreciation).........      2,239           (101)
                              --------       --------
  Increase (Decrease) in
    Equity Derived from
    Investment Activity....      5,064          1,632
                              --------       --------
Equity Transactions
  Contract Owners' Net
    Payments...............      5,946          8,919
  Annuity Payments.........        (36)           (57)
  Surrenders and Other
    (net)..................     (1,303)          (878)
  Transfers from Other
    Divisions or Sponsor...     30,938         34,584
  Transfers to Other
    Divisions or Sponsor...    (17,801)       (24,302)
                              --------       --------
Increase (Decrease) in
  Equity Derived from
  Equity Transactions......     17,744         18,266
                              --------       --------
Net Increase (Decrease) in
  Equity...................     22,808         19,898
Equity
  Beginning of Period......     40,123         20,225
                              --------       --------
  End of Period............   $ 62,931       $ 40,123
                              ========       ========

# The initial investment in this Division was made on July 31, 2001.

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

 Financial Highlights

NML VARIABLE ANNUITY ACCOUNT B
(For a unit outstanding during the period)


Mason Street Variable Annuity Contract
                                                              UNIT VALUE,     INCREASE
                                                 SIX MONTHS   BEGINNING OF   (DECREASE) IN   UNIT VALUE,      TOTAL      EXPENSE
DIVISION                                           ENDED        PERIOD         EQUITY        END OF PERIOD   RETURN(1)   RATIO(2)
---------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Stock.........................   06/30/02      0.844471       (0.053734)      0.790737        -6.36%     0.35%
T. Rowe Price Small Cap Value..................   06/30/02      1.016079        0.073729       1.089808         7.26%     0.35%
Aggressive Growth Stock........................   06/30/02      0.733386       (0.065418)      0.667968        -8.92%     0.35%
International Growth Stock.....................   06/30/02      0.904664        0.025358       0.930022         2.80%     0.35%
Franklin Templeton International Equity........   06/30/02      0.837038        0.000748       0.837786         0.09%     0.35%
Index 400 Stock................................   06/30/02      1.055191       (0.037731)      1.017460        -3.58%     0.35%
Growth Stock...................................   06/30/02      0.799533       (0.084474)      0.715059       -10.57%     0.35%
J.P. Morgan Select Growth and Income Stock.....   06/30/02      0.865578       (0.160084)      0.705494       -18.49%     0.35%
Capital Guardian Domestic Equity...............   06/30/02      0.976685       (0.102786)      0.873899       -10.52%     0.35%
Index 500 Stock................................   06/30/02      0.802827       (0.107371)      0.695456       -13.37%     0.35%
Asset Allocation...............................   06/30/02      0.977539       (0.048821)      0.928718        -4.99%     0.35%
Balanced.......................................   06/30/02      0.946191       (0.051273)      0.894918        -5.42%     0.35%
High Yield Bond................................   06/30/02      1.008436       (0.045925)      0.962511        -4.55%     0.35%
Select Bond....................................   06/30/02      1.175057        0.048748       1.223805         4.15%     0.35%
Money Market...................................   06/30/02      1.067537        0.007242       1.074779         0.68%     0.35%
Russell Multi-Style Equity.....................   06/30/02      0.783029       (0.099812)      0.683217       -12.75%     0.35%
Russell Aggressive Equity......................   06/30/02      0.933024       (0.040682)      0.892342        -4.36%     0.35%
Russell Non-U.S................................   06/30/02      0.696138        0.007651       0.703789         1.10%     0.35%
Russell Core Bond..............................   06/30/02      1.133492        0.024800       1.158292         2.19%     0.35%
Russell Real Estate Securities.................   06/30/02      1.220071        0.139859       1.359930        11.46%     0.35%

(1) Total Return includes deductions for management and other expenses; excludes deductions for sales loads and other charges. Returns are not annualized for periods less than one year.
(2) Computed on an annualized basis. Does not include expenses of the underlying portfolio.

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

 Notes to Financial Statements

NML VARIABLE ANNUITY ACCOUNT B
June 30, 2002

NOTE 1 -- NML Variable Annuity Account B (the "Account") is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual") used to fund variable annuity contracts ("contracts") for tax-deferred annuities, individual retirement annuities and non-qualified plans. Three versions of the contract are offered: Front Load contracts with a sales charge up to 4.5% of purchase payments; Back Load contracts with a withdrawal charge of 0-6%; and Fee-Based contracts with no sales or withdrawal charges.

NOTE 2 -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Principal accounting policies are summarized below.

NOTE 3 -- All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc. and the Russell Insurance Funds (collectively known as "the Funds"). The shares are valued at the Funds' offering and redemption prices per share. The Funds are diversified open-end investment companies registered under the Investment Company Act of 1940.

NOTE 4 -- Annuity reserves are based on published annuity tables with age adjustment and benefit payments which reflect actual investment experience. For variable payment plans issued prior to January 1, 1974, annuity reserves are based on the 1955 American Annuity Table with assumed interest rates of 3% or 5%. For variable payment plans issued on or after January 1, 1974 and before January 1, 1985, annuity reserves are based on the 1971 Individual Annuity Mortality Table with assumed interest rates of 3 1/2% or 5%. For variable payment plans issued on or after January 1, 1985, annuity reserves are based on the 1983 Annuity Table a adjusted with assumed interest rates of 3 1/2% or 5%.

NOTE 5 -- Dividend income from the Funds is recorded on the ex-date of the dividends. Transactions in Funds' shares are accounted for on the trade date. The basis for determining cost on sale of the Funds' shares is identified cost. Purchases and sales of the Funds' shares for the period ended June 30, 2002 by each Division are shown below:

DIVISION                           PURCHASES        SALES
--------                           ---------        -----
Small Cap Growth Stock........    $11,247,120    $  8,202,183
T. Rowe Price Small Cap
  Value.......................     25,269,629       1,417,867
Aggressive Growth Stock.......     26,838,987      54,300,974
International Growth Stock....      5,364,521         339,771
Franklin Templeton
  International Equity........     16,777,387      46,255,909
Index 400 Stock...............     29,467,905       5,873,627
Growth Stock..................     20,591,374      26,941,923
J.P. Morgan Select Growth and
  Income Stock................     14,210,276      27,667,754
Capital Guardian Domestic
  Equity......................     20,143,106       1,424,405
Index 500 Stock...............     42,513,937      67,831,733
Asset Allocation..............     25,916,794       1,915,686
Balanced......................     83,583,739     128,028,799
High Yield Bond...............      6,397,580       4,972,701
Select Bond...................     42,602,362      15,999,584
Money Market..................     43,531,048      53,849,607
Russell Multi-Style Equity....      6,239,966       4,300,281
Russell Aggressive Equity.....      3,598,536       1,581,293
Russell Non-U.S. .............      3,697,957       2,546,793
Russell Core Bond.............      7,428,610       2,649,440
Russell Real Estate
  Securities..................     19,695,736       2,125,780

NOTE 6 -- A deduction for annuity rate and expense guarantees is determined daily and paid to Northwestern Mutual as compensation for assuming the risk that annuity payments will continue for longer periods than anticipated because the annuitants as a group live longer than expected, and the risk that the charges made by Northwestern Mutual may be insufficient to cover the actual costs incurred in connection with the contracts.

For contracts issued prior to December 17, 1981, the deduction is at an annual rate of 3/4 of 1% of the net assets of each Division attributable to these contracts. For these contracts, the rate may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a 1% annual rate.

For contracts issued after December 16, 1981 and prior to March 31, 1995, the deduction is at an annual rate of 1 1/4% of the net assets of each Division attributable to these contracts. For these contracts, the rate may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a 1/2% annual rate.

 Notes to Financial Statements


For contracts issued on or after March 31, 1995, for the Front Load version and the Back Load version, the deduction for annuity rate and expense guarantees is determined daily at annual rates of 4/10 of 1% and 1 1/4%, respectively, of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rates may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed 3/4 of 1% and 1 1/2% annual rates, respectively.

For contracts issued on or after March 31, 2000, for the Front Load version and the Back Load version, the deduction for annuity rate and expense guarantees is determined daily at annual rates of 5/10 of 1% and 1 1/4%, respectively, of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rates may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed 3/4 of 1% and 1 1/2% annual rates, respectively. The current charges will not be increased for five years from the date of the most recent Prospectus.

For contracts issued on or after June 30, 2000, for the Fee-Based version the deduction for annuity rate and expense guarantees is determined daily at an annual rate of 0.35% of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rate may be increased by the Board of Trustees of Northwestern Mutual not to exceed 3/4 of 1% annual rate. The current charges will not be increased for five years from the date of the most recent Prospectus.

Since 1995, Northwestern Mutual has paid a dividend to certain contracts. The dividend is reinvested in the Account and has been reflected as a Contract Owners' Net Payment in the accompanying financial statements.

NOTE 7 -- Northwestern Mutual is taxed as a "life insurance company" under the Internal Revenue Code and the operations of the Account form a part of and are taxed with those of Northwestern Mutual. Under current law, no federal income taxes are payable with respect to the Account. Accordingly, no provision for any such liability has been made.

 Notes to Financial Statements




NOTE 8 -- Equity Values by Division are shown below:
(in thousands, except accumulation unit values)

                                                                                                    CONTRACTS ISSUED:
                                                        CONTRACTS ISSUED:                      AFTER DECEMBER 16, 1981 AND
                                                    PRIOR TO DECEMBER 17, 1981                   PRIOR TO MARCH 31, 1995
                                              --------------------------------------    -----------------------------------------
                                              ACCUMULATION       UNITS                  ACCUMULATION       UNITS
 DIVISION                                      UNIT VALUE     OUTSTANDING    EQUITY      UNIT VALUE     OUTSTANDING      EQUITY
 --------------------------------------------------------------------------------------------------------------------------------
 Small Cap Growth Stock...................     $1.750768           356       $   623     $1.723263         32,580      $   56,143
 T. Rowe Price Small Cap Value............      1.085876           229           249      1.080945         11,621          12,561
 Aggressive Growth Stock..................      4.327294           895         3,872      4.083897        104,812         428,042
 International Growth Stock...............      0.926657             2             1      0.922451          2,078           1,917
 Franklin Templeton International
   Equity.................................      1.994571         1,171         2,336      1.905225        119,520         227,713
 Index 400 Stock..........................      1.239336           511           633      1.219865         39,101          47,699
 Growth Stock.............................      2.279813           632         1,441      2.188650         62,914         137,696
 J.P. Morgan Select Growth and Income
   Stock..................................      1.788295           523           935      1.716808         62,909         108,003
 Capital Guardian Domestic Equity.........      0.870729           186           162      0.866774          9,852           8,539
 Index 500 Stock..........................      3.524639         8,317        29,315      3.326564        134,041         445,896
 Asset Allocation.........................      0.925359           250           231      0.921155         13,446          12,386
 Balanced.................................      7.351342         4,076        29,962      6.635815        229,632       1,523,795
 High Yield Bond..........................      1.470112           113           166      1.411310         19,807          27,954
 Select Bond..............................      9.536830           687         6,553      8.606070         17,255         148,498
 Money Market.............................      3.025359           890         2,692      2.730585         44,943         122,722
 Russell Multi-Style Equity...............      0.691336           318           220      0.680478         23,034          15,674
 Russell Aggressive Equity................      1.006486           159           160      0.990666          9,827           9,736
 Russell Non-U.S. ........................      0.827084            84            70      0.814078         13,665          11,124
 Russell Core Bond........................      1.170955            19            23      1.152582          8,456           9,747
 Russell Real Estate Securities...........      1.387594           134           187      1.365782         14,319          19,556
                                                                             -------                                   ----------
   Equity.................................                                    79,831                                    3,375,401
   Annuity Reserves.......................                                     3,199                                       55,831
                                                                             -------                                   ----------
   Total Equity...........................                                   $83,030                                   $3,431,232
                                                                             =======                                   ==========

                                                        CONTRACTS ISSUED:                           CONTRACTS ISSUED:
                                                   ON OR AFTER MARCH 31, 1995                  ON OR AFTER MARCH 31, 1995
                                                       FRONT LOAD VERSION                           BACK LOAD VERSION
                                             ---------------------------------------    -----------------------------------------
                                             ACCUMULATION       UNITS                   ACCUMULATION       UNITS
 DIVISION                                     UNIT VALUE     OUTSTANDING     EQUITY      UNIT VALUE     OUTSTANDING      EQUITY
 --------------------------------------------------------------------------------------------------------------------------------
 Small Cap Growth Stock..................     $1.770103        13,925       $ 24,648     $1.723263        26,653       $   45,930
 T. Rowe Price Small Cap Value...........      1.089303         4,326          4,712      1.080945         7,237            7,823
 Aggressive Growth Stock.................      2.045624        37,035         75,759      4.083897        52,825          215,733
 International Growth Stock..............      0.929585         1,659          1,542      0.922451         1,473            1,359
 Franklin Templeton International
   Equity................................      1.663573        30,987         51,550      1.905225        61,767          117,680
 Index 400 Stock.........................      1.253012        17,355         21,746      1.219865        31,935           38,956
 Growth Stock............................      2.150177        28,432         61,134      2.188650        62,353          136,468
 J.P. Morgan Select Growth and Income
   Stock.................................      1.686077        26,632         44,903      1.716808        62,873          107,941
 Capital Guardian Domestic Equity........      0.873495         3,911          3,416      0.866774         6,543            5,672
 Index 500 Stock.........................      2.160691        56,337        121,728      3.326564        91,414          304,094
 Asset Allocation........................      0.928279         4,457          4,137      0.921155         6,210            5,720
 Balanced................................      1.920724        84,031        161,401      6.635815        56,430          374,461
 High Yield Bond.........................      1.406705        14,861         20,905      1.411310        27,435           38,720
 Select Bond.............................      1.672479        31,961         53,454      8.606070        10,474           90,141
 Money Market............................      1.388924        37,456         52,023      2.730585        24,407           66,644
 Russell Multi-Style Equity..............      0.698977        21,534         15,052      0.680478        26,508           18,038
 Russell Aggressive Equity...............      1.017593         7,784          7,921      0.990666         9,242            9,156
 Russell Non-U.S. .......................      0.836195        11,325          9,470      0.814078        12,589           10,249
 Russell Core Bond.......................      1.183868         9,829         11,637      1.152582         8,937           10,300
 Russell Real Estate Securities..........      1.402880         6,977          9,788      1.365782        10,724           14,647
                                                                            --------                                   ----------
   Equity................................                                    756,926                                    1,619,732
   Annuity Reserves......................                                      8,323                                       25,879
                                                                            --------                                   ----------
   Total Equity..........................                                   $765,249                                   $1,645,611
                                                                            ========                                   ==========

 Notes to Financial Statements


                                                          CONTRACTS ISSUED:                          CONTRACTS ISSUED:
                                                     ON OR AFTER MARCH 31, 2000                 ON OR AFTER MARCH 31, 2000
                                                         FRONT LOAD VERSION                          BACK LOAD VERSION
                                               ---------------------------------------    ---------------------------------------
                                               ACCUMULATION       UNITS                   ACCUMULATION       UNITS
 DIVISION                                       UNIT VALUE     OUTSTANDING     EQUITY      UNIT VALUE     OUTSTANDING     EQUITY
 --------------------------------------------------------------------------------------------------------------------------------
 Small Cap Growth Stock....................     $0.810243        16,309       $ 13,214     $1.723263        12,098       $ 20,847
 T. Rowe Price Small Cap Value.............      1.088335         2,567          2,794      1.080945         3,997          4,320
 Aggressive Growth Stock...................      0.654421        22,782         14,909      4.083897         6,293         25,701
 International Growth Stock................      0.928760         1,387          1,288      0.922451         1,657          1,529
 Franklin Templeton International Equity...      0.852101        20,221         17,231      1.905225         8,886         16,929
 Index 400 Stock...........................      0.986312        14,511         14,312      1.219865        17,702         21,594
 Growth Stock..............................      0.699422        21,689         15,170      2.188650        10,825         23,692
 J.P. Morgan Select Growth and Income
   Stock...................................      0.662987        12,741          8,447      1.716808         6,637         11,394
 Capital Guardian Domestic Equity..........      0.872711         3,690          3,220      0.866774         4,375          3,792
 Index 500 Stock...........................      0.674326        37,341         25,180      3.326564        10,910         36,294
 Asset Allocation..........................      0.927453         4,797          4,449      0.921155         7,419          6,834
 Balanced..................................      0.886268        62,255         55,175      6.635815        10,695         70,971
 High Yield Bond...........................      0.960230         5,382          5,168      1.411310         3,886          5,484
 Select Bond...............................      1.233041        21,076         25,987      8.606070         3,256         28,025
 Money Market..............................      1.086317        20,101         21,837      2.730585        10,960         29,927
 Russell Multi-Style Equity................      0.655046        11,493          7,528      0.680478        11,801          8,030
 Russell Aggressive Equity.................      0.863825         4,087          3,531      0.990666         3,474          3,441
 Russell Non-U.S. .........................      0.666758         7,561          5,041      0.814078         6,314          5,140
 Russell Core Bond.........................      1.172779         5,756          6,751      1.152582         5,830          6,719
 Russell Real Estate Securities............      1.482942         5,018          7,442      1.365782         7,170          9,793
                                                                              --------                                   --------
   Equity..................................                                    258,674                                    340,456
   Annuity Reserves........................                                      1,838                                      6,552
                                                                              --------                                   --------
   Total Equity............................                                   $260,512                                   $347,008
                                                                              ========                                   ========

                                                                           CONTRACTS ISSUED:
                                                                       ON OR AFTER JUNE 30, 2000
                                                                           FEE-BASED VERSION
                                                                 --------------------------------------
                                                                 ACCUMULATION       UNITS
 DIVISION                                                         UNIT VALUE     OUTSTANDING    EQUITY
 ------------------------------------------------------------------------------------------------------
 Small Cap Growth Stock......................................     $0.790737           692       $   547
 T. Rowe Price Small Cap Value...............................      1.089808           198           216
 Aggressive Growth Stock.....................................      0.667968           894           597
 International Growth Stock..................................      0.930022           314           292
 Franklin Templeton International Equity.....................      0.837786           774           648
 Index 400 Stock.............................................      1.017460           547           557
 Growth Stock................................................      0.715059         1,215           869
 J.P. Morgan Select Growth and Income Stock..................      0.705494           801           565
 Capital Guardian Domestic Equity............................      0.873899           847           740
 Index 500 Stock.............................................      0.695456         1,366           950
 Asset Allocation............................................      0.928718           466           433
 Balanced....................................................      0.894918           619           554
 High Yield Bond.............................................      0.962511           429           413
 Select Bond.................................................      1.223805         1,152         1,410
 Money Market................................................      1.074779           289           311
 Russell Multi-Style Equity..................................      0.683217         1,205           823
 Russell Aggressive Equity...................................      0.892342           470           419
 Russell Non-U.S. ...........................................      0.703789         1,136           799
 Russell Core Bond...........................................      1.158292         1,068         1,237
 Russell Real Estate Securities..............................      1.359930           522           709
                                                                                                -------
   Equity....................................................                                    13,089
   Annuity Reserves..........................................                                        --
                                                                                                -------
   Total Equity..............................................                                   $13,089
                                                                                                =======

 Directors and Officers

NORTHWESTERN MUTUAL SERIES FUND, INC.

Directors

Edward J. Zore.........................................   President and Chief Executive Officer, Northwestern Mutual Life,
........................................................                                                          Milwaukee
Martin F. Stein........................................                                            Founder, Stein Optical,
........................................................                                                          Milwaukee
Stephen N. Graff.......................................                               Retired Partner, Arthur Andersen LLP
........................................................                                                          Milwaukee
William J. Blake.......................................                                  Chairman, Blake Investment Corp.,
........................................................                                                          Milwaukee
William A. McIntosh....................................      Retired Division Head -- U.S. Fixed Income, Salomon Brothers,
........................................................                                                            Chicago

Officers

Edward J. Zore.........................................                                                          President
Mark G. Doll...........................................                                         Vice President & Treasurer
Merrill C. Lundberg....................................                                                          Secretary
Barbara E. Courtney....................................                                                         Controller

This report is submitted for the general information of owners of Mason Street Variable Annuity Contracts issued through
NML Variable Annuity Account B. This report is not authorized for distribution to prospective purchasers of variable annuity contracts unless it is accompanied by an effective prospectus.


The Northwestern Mutual
Life Insurance Company - Milwaukee, WI
www.northwesternmutual.com


90-2073 (0201) (Rev.0702)




[LOGO] NORTHWESTERN MUTUAL(R)

PO BOX 3095
MILWAUKEE WI 53201-3095


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